UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05084

Mutual of America Investment Corporation

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

James J. Roth

Chairman of the Board, President and Chief Executive Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders follows:

JUNE 30, 2016

Semi-Annual Reports of Investment Options Offered by Mutual of America Life Insurance Company

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

320 PARK AVENUE

NEW YORK NY 10022-6839

August 2016

Dear Contract Owner,

As a valued variable annuity owner, variable life insurance policyholder or participant in a group variable annuity, we are pleased to provide you with the semi-annual fund reports for the investment options you have selected. Included in this booklet are the semi-annual reports of the Mutual of America Investment Corporation Funds. If you have also selected other investments options, you will receive semi-annual reports for those funds in a separate booklet or booklets. The reports provide an update on each portfolio’s performance as of June 30, 2016. Please note that portfolio performance does not take into account the fees charged by the annuity contract or life insurance policy. When viewed net of these contract fees, your performance will be lower. As always, past performance cannot predict or guarantee future returns.

Mutual of America has specialized in providing retirement products and related services to organizations and their employees, as well as individuals, for 70 years. As a mutual company, we do not have stockholders and are not publicly traded. We operate solely for the benefit of our customers, managing the Company for their long-term interest, rather than for the short-term demands of stockholders. Today, as in the past, Mutual of America remains financially strong and is rated among the strongest companies in the life insurance industry by the major independent rating agencies.*

Since 1945, Mutual of America has remained committed to offering plan sponsors, plan participants and individuals carefully selected, quality products and services at a competitive price and the personal attention they need to help build and preserve assets for a financially secure future. Integrity, prudence, and reliability are the values that have guided us since our inception and that continue to serve us well.

We hope you will find the enclosed information helpful. We appreciate and value your business and look forward to serving you in the future. If you have any questions, please call your local Mutual of America Regional Office or 1-800-468-3785.

Sincerely,

Mutual of America Life Insurance Company

*	While these ratings do not apply to the safety or investment performance of the Separate Account investment funds available under Mutual of America’s products, they do reflect the Company’s ability to fulfill its General Account obligations, which include its obligations under the Interest Accumulation Account, annuity purchase rate guarantees and annuity benefit payouts, as well as life insurance and disability income payments. Third party ratings are subject to change.

JUNE 30, 2016

Semi-Annual Reports of Mutual of America Investment Corporation

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

(This page has been left blank intentionally.)

MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the “Investment Company”) Semi-Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company’s funds for the six months ended June 30, 2016.

The decision in June by the citizens of the United Kingdom to exit the European Union (known as Brexit) makes a discussion of the past six months somewhat irrelevant because this event will rearrange a multitude of variables affecting all economies and markets around the globe over an extended period. The problem is that no one really knows exactly which changes will occur and in what order. Nor do they know the policy reactions along the way to deal with dislocations in the global relationships that have been developed and established over the 70 years of the post-World War II world. What we do know is that the future will be characterized by heightened uncertainty.

Brexit Vote Just the Start

Before looking at the uncertainties, it is helpful to examine what is known now, and what is likely. First, it will take a long time to actually negotiate and execute Brexit — at least two years and possibly more. Specifications for leaving the European Union require complex renegotiation of the relations between the EU and the exiting party, involving issues such as trade agreements and defense arrangements. David Cameron, the Prime Minister of the U.K., formally resigned immediately after the results of the referendum were announced. The Conservative Party acted quickly to elect a new prime minister, Theresa May, who immediately appointed a new cabinet comprised of many of the top advocates of pulling out of the EU. The message is clear: the vote of the “people” is sacrosanct in a democracy. However, she also made it clear that the U.K. is in no rush to invoke Article 50, the required formal declaration of intention to sever ties, in order to map out its strategy for negotiation with the EU. In the meantime, the U.K. will remain in the EU with all the obligations and benefits to which it is currently bound. That said, the U.K. has never been a full party to the EU, having negotiated exceptions to strict compliance with all EU regulations.

Global Markets and Economies Marked by Volatility

What else is known is that global markets will likely be volatile because markets do not like uncertainty and tend to react quickly and aggressively to the unexpected. The vote to leave the EU is a perfect case in point. Equity, bond and especially currency markets responded instantly to the results of the U.K. referendum. The aftermath of the U.K.’s departure from the EU will be, as already suggested, full of twists and turns that are almost certain to continue to roil markets.

What is not known, but probable, is that the U.S. dollar will likely reverse its recent decline and begin to strengthen again. The dollar and investments in the U.S. are viewed as safe havens for assets. The heightened uncertainty created by Brexit prompted foreigners to sell non-dollar assets and buy U.S. assets, primarily U.S. Treasury bonds. Similarly, gold is perceived as a safe haven and is priced in U.S. dollars, thus further supporting a stronger U.S. currency, while at the same time contributing to further advances in the price of gold. Also, the relative configuration of interest rates is likely to change. Long-term rates among southern members of the Eurozone have already spiked. Rates among the northern tier will likely fall further into negative territory as the European Central Bank tries additional monetary easing policies to support weak banks and already sluggish economies in Europe.

On the economic front, the unknowns but probables include even slower growth or outright recession both in the U.K. and EU. Likewise, in Japan, the yen — a safe haven currency like the U.S. dollar — will strengthen even more than it has over the past six months, creating a major headwind to exports, a key driver of Japanese growth. Slower growth in Europe and Japan will likely put downward pressure on Chinese growth, which has been receding since 2011. Slower Chinese growth will mean fewer imports from other Asian, as well as South American, markets. In short, slower growth, possibly below 3%, is highly probable.

U.S. Interest Rate Increases Unlikely Soon

Another very important unknown but highly probable outcome of Brexit is that the Federal Reserve’s plan to raise policy rates will be pushed out further in time, and may be curtailed and reversed if the global economy shows signs of sinking into a major recession. Immediately after the Brexit vote, the odds of a December rate hike, as indicated by pricing in the bond futures market, dropped from 50% to 15%. A July increase is already off the table, and September was already unlikely because of the upcoming presidential election in November. The Fed’s independence has been repeatedly questioned for years by many in Congress, especially since its policies have not generated the expected boost to growth. An increase in rates just before the election could be construed as politically motivated, further aggravating the consternation of those in Congress in favor of a more constrained Federal Reserve.

The Great Unknowns

We do not know for sure whether or not we are correct on the list of probable consequences of Brexit outlined above. However, one key unknown is whether Brexit will prompt other EU and Eurozone members to exit the EU — thus unraveling decades of integration. Complicating the situation for the U.K. exit from the EU is that Scotland and Northern Ireland, key constituents of the U.K., do not want to leave. On the other hand, the anti-establishment themes that resulted in the Brexit vote seem to be strengthening in other EU nations. For example, recent Italian elections resulted in anti-establishment mayors being elected in Rome and Turin — both major metropolitan centers influential in political trends. In Spain, a recent national election resulted in increased power to a major anti-Europe party, although the current government, which has continued to support the EU and the austerity policies implemented in return for debt support, remained in control. Nationalistic, anti-globalization, anti-immigration, anti-establishment and anti-EU movements have gained strength in the Netherlands and even France. While not currently relevant to the future of Europe, the U.S. presidential bid by Donald Trump is based on similar populist themes, including anti-immigration and anti-globalization. The entire Western world seems to be in the throes of an anti-establishment mood, suggesting that the world order developed over decades may be in for change. The nature of change is uncertainty, and as noted repeatedly in these letters, markets do not like uncertainty.

What Will Come of International Organizations?

Another unknown is the impact of Brexit on international organizations such as the International Monetary Fund, the Bank for International Settlements, NATO, and even the United Nations. Regarding the latter, the U.K. is one of five permanent members of the U.N.’s Security Council, each member of which has veto power over any proposal. Some have held for a long time that the U.K. should not remain on the council, arguing that it is no longer a major global player — economically, politically or militarily. Those claims are questionable given that the U.K. is the second largest economy in the EU behind Germany, and remains among the top 10 globally. It is also one of about a dozen nations possessing nuclear weapons. However, its current status is much diminished since the end of World War II, during which it played a significant role in defeating Hitler’s Germany. It can be argued that other nations could be candidates for inclusion. While that is unlikely to happen, the permanent status of the five members of the Security Council, which includes a U.K. with reduced influence on global affairs, begs the question of the continuing relevance of the United Nations, which is already viewed as ineffectual, at best, in the case of most global crises.

The future of NATO, the military alliance created to provide for European security, is also likely to be impacted by Brexit, as the U.K. is a key contributor, both in terms of money and military support, in the organization. U.S. relations with Europe will likely be impaired by not having the U.K. representing shared interests in its dealings as a member of the EU and, as a result, may complicate the role of the U.S. in NATO. Such potential realignment among defense allies in Europe would be problematic given Russia’s recent activities in the Ukraine and Syria.

Brexit Impact on the U.S.

Finally, it is not clear what impact Brexit will have on the U.S. The so-called “special relationship” we have with the U.K. is likely to become less special as that nation will lose its ability to represent our interests in the EU. As a result, our relationship with the EU will likely change over time.

As for the economic consequences, a stronger dollar and slower European growth will negatively impact our exports, as Europeans will have less to spend on U.S. goods that are more expensive for them. Because the U.S. economy remains stronger than most others, imports will remain strong. However, the combination of higher imports and lower exports reduces the Gross Domestic Product. In other words, slower European and slower global growth will likely prove to be incremental drags on the U.S. economy. Corporate capital investment, which has remained anemic for the past several years, is likely to be further restrained, especially among U.S. multinationals. All of the uncertainties unleashed by Brexit will make businesses more cautious about adding capacity to their operations. Much like the markets, corporate executives dislike uncertainty. Their normal response is to wait until things become clearer. As the consequences of Brexit unfold and we face continuing vicissitudes, corporations’ responses will be on hold. Caterpillar Corporation has already announced a wait-and-see response to Brexit. Others will follow in the same vein.

Fortunately, the U.S. economy is largely driven by the consumer, representing two-thirds of spending. Job growth has been strong and wages are rising, albeit slowly. Unemployment is at 4.7%, the lowest it has been over the past 25 years except for two occasions (2000 = 3.8%; 2007 = 4.4%). Auto sales remain strong, and home sales are improving. Government spending is increasing for the first time since before the Great Recession. Consumer balance sheets are at their strongest in decades because bad debts have been written off and consumers are just beginning to borrow tepidly. Furthermore, the savings rate remains high by historical standards, providing both sounder financial health and incremental buying power. Thus, the U.S. economy is in good shape even though growth is likely to continue to run at around a 2% rate on average. Of course, growth will slow in the event that serious recessions develop abroad.

U.S. corporate profits are another matter. S&P 500® earnings growth is flat to negative over the past year-and-a-half. Current projections for the next six quarters call for strong acceleration, but those estimates are almost assured to come down in the face of uncertainties throughout the world. The price-to-earnings ratios for 2016 and 2017 are above and equal to, respectively, the historical average. With earnings estimates coming down for each of the next six quarters, it is difficult to imagine that the S&P 500 will advance substantially, if at all. It is more likely to trade at lower levels. If the economy begins to dip into recession, stocks will decline.

Bonds yields, on the other hand, should remain around current lows or decline further. Concerns about slowing growth and recession tend to lower inflation and draw in money flows to Treasury bonds seeking a safe haven. Corporate bond yields, however, tend to move higher under such a scenario, widening spreads and challenging portfolio performance. This is because slowing growth undermines financial health, especially among more highly leveraged companies.

We still do not see a U.S. recession in the near term. However, the risks have risen in the aftermath of Brexit. There are a number of warning signs flashing. Corporate margins are near historical highs, the Treasury yield curve is flattening, the leading indicator is near its previous peak, and as noted, the unemployment rate is close to historic lows. These conditions typically precede a recession by anywhere from six to 18 months, but the actual lead times vary a lot over different cycles. The current cycle is on the verge of being the second longest in post-World War II history. Expansions do not end because of old age, but the type of slow growth environment we have experienced over the past eight years is more fragile and thus more vulnerable to shocks. Brexit was indeed a shock, but the fact that its consequences will develop slowly reduces the immediate impact. At the same time, Brexit has set in motion an engine of change that will eventually lead to a new world order in all its dimensions.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Six Months Ended June 30, 2016

Equity Index Fund	+3.77%
All America Fund	+2.53%
Small Cap Value Fund	+3.40%
Small Cap Growth Fund	-1.21%
Mid Cap Value Fund	+4.50%
Mid-Cap Equity Index Fund	+7.83%
International Fund	-2.37%
Composite Fund	+3.24%
Retirement Income Fund	+4.77%
2010 Retirement Fund	+4.58%
2015 Retirement Fund	+4.51%
2020 Retirement Fund	+4.25%
2025 Retirement Fund	+4.19%
2030 Retirement Fund	+4.10%
2035 Retirement Fund	+3.89%
2040 Retirement Fund	+3.67%
2045 Retirement Fund	+3.43%
2050 Retirement Fund	+3.29%
Conservative Allocation Fund	+4.57%
Moderate Allocation Fund	+4.42%
Aggressive Allocation Fund	+3.86%
Money Market Fund	+0.06%
Mid-Term Bond Fund	+4.43%
Bond Fund	+6.07%

The above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages that immediately follow include brief discussions of each Fund’s performance for the six months ended June 30, 2016, compared with its relevant index.

Following the discussions are the graphical representations of the asset allocations of each Fund and an illustration of each Fund’s operating expenses. The summarized portfolios of each Fund and financial statements are presented in the pages that follow.

Thank you for your continued investment in our Funds.

Sincerely,

James J. Roth

Chairman of the Board, President

and Chief Executive Officer

Mutual of America Investment Corporation

The views expressed in this Semi-Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

Standard & Poor’s®, S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc.

EQUITY INDEX FUND

The Equity Index Fund’s objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The Equity Index Fund’s performance for the six months ended June 30, 2016, was 3.84% before expenses and 3.77% after expenses, in line with the benchmark return of 3.84%. Note that the Equity Index Fund’s performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the S&P 500® Index (S&P 500). The All America Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, comprised of 20% large and mid-cap stocks and 20% small cap stocks. Beginning July 1, 2016, the actively managed portfolio will shift to mid-cap stocks from large cap stocks, thus providing exposure to all levels of market capitalization among domestic stocks.

For the half year ended June 30, 2016, the S&P 500 of large capitalization stocks increased by 3.84% on a total return basis, while the Russell 2000® Growth Index was down -1.59% and the Russell 2000® Value Index was up 6.08%.

The All America Fund’s return for the six months ended June 30, 2016, before expenses was 2.80% and 2.53% after expenses versus the benchmark return of 3.84%. The underperformance of the Fund was the result of underperformance by all three active equity components, namely, the Small Cap Value and Small Cap Growth and the Large Cap components of the Fund. The Equity Index component essentially matched the benchmark return.

SMALL CAP VALUE FUND

The investment objective of the Small Cap Value Fund is capital appreciation. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the six months ended June 30, 2016, the Small Cap Value Fund returned 3.82% before expenses and 3.40% after expenses versus a 6.08% return for the Russell 2000® Value Index. Within the benchmark, the best performing sectors were Basic Materials and Utilities while the worst performing sectors were Retail and Health Care.

Stock selection was the primary driver of negative performance versus the benchmark. Sectors contributing to Fund performance included Consumer Cyclicals and Technology, while sectors detracting from Fund performance included Consumer Staples and REITs.

SMALL CAP GROWTH FUND

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization marketplace. The Fund returned -0.80% before expenses and -1.21% after expenses during the six months ended June 30, 2016. The Fund’s benchmark, the Russell 2000® Growth Index, returned -1.59% for the period.

The small capitalization growth marketplace had a difficult time keeping up with other asset classes during the first six-months of the year. Health Care which has been one of the drivers of performance over the last several years in many asset classes declined over 14% in small cap growth. This decline was mostly due to the biotechnology and pharmaceutical industries.

Domestic large and mid capitalization equity classes outperformed the small company sector. The growth style of investing struggled with its large exposure to Health Care, Information Technology and Consumer Discretionary sectors. In addition, the small cap growth equity class has little representation in Utilities and Materials which were two of the best performing sectors during the first half of 2016.

Investors in the small company area were benefitted by the Telecommunications Services sector. This was the best performing sector in our small cap growth index. In addition, we significantly outperformed our benchmark in this area due to holdings of a regional full-service telecommunications company and a satellite communication solutions company.

The Industrial sector showed a negative return of almost 8%. This sector detracted from the overall return of the benchmark and the Fund. Poor stock selection in Professional Services and Aerospace & Defense were the industries in which the fund struggled with its results.

We continue to believe that in a slowing global economic environment, investing in domestic small cap growth stocks can provide attractive relative returns over the long term albeit with higher levels of volatility.

MID CAP VALUE FUND

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the six months ended June 30, 2016, the Mid Cap Value Fund returned 4.85% before expenses and 4.50% after expenses versus a 8.87% return for the Russell Midcap® Value Index. Within the benchmark, the best performing sectors were Basic Materials and Utilities while the worst performing sectors were Finance and Retail.

Stock selection was the primary driver of negative performance versus the benchmark. Sectors contributing to Mid Cap Value Fund performance included Consumer Cyclical and Consumer Staples, while sectors detracting from Fund performance included Energy and Basic Materials.

MID-CAP EQUITY INDEX FUND

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The Mid-Cap Equity Index Fund’s performance for the six months ended June 30, 2016, was 7.91% before expenses and 7.83% after expenses, finishing slightly below the 7.93% return of the S&P MidCap 400. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

INTERNATIONAL FUND

The International Fund seeks capital appreciation by investing, directly or indirectly, mainly in exchange traded funds that invest in stocks of large and mid-cap companies in developed market countries located outside of the United States and Canada that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). Currently the International Fund is invested mainly in exchange traded funds that reflect, replicate or follow the country weightings of the MSCI EAFE® Index. The Fund also has invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries.

For the six months ended June 30, 2016, the International Fund returned -2.31% before expenses and -2.37% after expenses, outperforming the -4.42% return of the benchmark. The fund’s benchmark closes earlier in the day than the actual market for the fund’s investments. This time lag can result in both positive and negative performance differences.

COMPOSITE FUND

The Composite Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.

The primary investment objective of the fixed income portion of the fund is to provide a high level of current income, consistent with capital preservation, while minimizing volatility. It does this by investing primarily in investment grade publicly traded debt securities. The securities held include corporate, U.S. agency and mortgage-backed bonds, all of which normally yield more than U.S. Treasury issues.

For the six months ended June 30, 2016, the fixed income portion of the Fund had a total return of 6.18% before expenses, compared to the Barclays Capital Aggregate Bond Index, which returned 5.31% for the period. The fixed income portion of the Fund focused on income and capital preservation.

The fixed income markets experienced positive returns during the first half of 2016. Treasury rates moved lower across the yield curve and most corporate bond spreads tightened. The drop in rates was driven initially by concerns of an economic slowdown in the United States as the S&P 500 fell more than 10% and the price of a barrel of oil plummeted from $37.04 to $26.21, or 29% in just six weeks. As those concerns abated following the strong recovery in stocks and the price of oil, the drop in German and Japanese Ten-year Treasury rates to below zero coupled with the vote by the United Kingdom to leave the European Union put renewed downward pressure on Treasury rates in the U.S.

The yield curve flattened as yields on long-dated Treasuries fell more than those of short-dated Treasuries. Two-year Treasury Notes yielded 0.58% at the end of the 2nd quarter, down from 1.05% at the end of 2015. Yields on ten-year Notes tumbled from 2.27% at 2015 year-end to 1.47% on June 30, close to the then-record low of 1.39% set in July 2012.

In the corporate bond market, high-grade spreads tightened from 172 basis points at the end of 2015 to 156 on June 30. This action was not achieved in a straight line nor did all ratings classes participate. As the S&P 500 Index and the price of oil fell, investment grade credit spreads widened more than 40 basis points and only started to recover as the price of oil found its February 11th bottom. For the six months ending on June 30, AAA-rated corporate spreads widened from 76 to 89 basis points, while BBB-rated bond spreads tightened from 231 to 202 basis points. In general, industrial spreads tightened the most and financial spreads widened as investors assessed the exposure of banks to the energy sector via loans.

The fixed income portion of the Fund’s strategy is to overweight corporates, underweight Treasuries, and market weight MBS securities. The portfolio’s objective is to maintain a similar maturity profile to the Barclays Capital Aggregate Bond Index with an overweighting of BBB issuers. To achieve the duration target, intermediate maturities are emphasized. The Fund also stresses diversification in order to protect the Fund from unexpected credit events, so few holdings exceed one-half of one percent of the Fund’s value. This extreme diversification will be maintained going forward as part of our risk control.

For the six months ended June 30, 2016, the equity portion of the Fund had a total return of 1.88% (before expenses), underperforming the S&P 500® Index (S&P 500) by -1.96%. The positive performance of the S&P 500 for the first half of 2016 obscures the volatility of the period. For the six weeks of 2016, the S&P 500 rapidly declined 11% as concerns about U.S. and global growth, a slowing Chinese economy, questions about the direction of oil prices and the U.S. dollar, worries about when and at what pace the Federal Reserve would continue to raise policy rates, a spreading Middle Eastern war spearheaded by the avowed terrorist group ISIS, and anxiety over the June 23rd vote in the United Kingdom to stay in or leave the European Union, with a leave vote portending a potential breakup of the European Union.

The equity portion of the Composite Fund maintains sector weights within plus or minus 100 basis points of the S&P 500 and does not take positions in individual stocks with over-weights of more than 200 basis points. This structural discipline produces a relatively low-risk portfolio that emphasizes stock selection based on strong fundamental analysis.

The full year 2015 was characterized by a wide dispersion in sector performance (28 percentage points between the top and bottom sector) such that outperformance required over-weights in sectors outperforming the benchmark and underweights in underperforming sectors. Our investment style precludes such an investment posture.

For the six months ended June 30, 2016, the Composite Fund returned 3.51% before expenses compared to the weighted benchmark return of 4.43%, 40% of which is based on the Barclays Capital Aggregate Bond Index and 60% of which is based on the S&P 500. The underperformance of the Composite Fund overall was entirely the result of the equity portion’s underperformance.

RETIREMENT INCOME FUND

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income funds of the Investment Company and also invests in two equity funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond, 40% in the Mid-Term Bond Funds and 5% in the Money Market Fund) and approximately 25% of net assets in equity funds (20% in the Equity Index Fund and 5% in the Mid-Cap Equity Index Fund).

Performance for the Retirement Income Fund is compared to the Barclays Capital Aggregate Bond Index (70% weighting), the Citigroup 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (25% weighting). For the six months ended June 30, 2016, the Fund returned 4.81% before expenses and 4.77% after expenses, versus a 4.68% return in the weighted benchmark.

2010 RETIREMENT FUND

The objective of the 2010 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2010. The 2010 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 67% of net assets in fixed-income funds (approximately 26% in the Bond Fund, 36% in the Mid-Term Bond Fund and 5% in the Money Market Fund) and approximately 33% of net assets in equity funds (23% in the Equity Index Fund, 7% in the Mid-Cap Equity Index Fund and 3% in the International Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2010 Retirement Fund is compared to the Barclays Capital Aggregate Bond Index (62% weighting), the Citigroup 3-Month Treasury Bill Index (5% weighting) and the S&P 500® Index (33% weighting). For the six months ended June 30, 2016, the Fund returned 4.60% before expenses and 4.58% after expenses, versus a 4.56% return in the weighted benchmark.

2015 RETIREMENT FUND

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2015. The 2015 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 57% of net assets in fixed-income funds (26% in the Bond Fund and 31% in the Mid-Term Bond Fund) and approximately 43% of net assets in equity funds (approximately 26% in the Equity Index Fund, 9% in the Mid-Cap Equity Index Fund, 6% in the International Fund and 1% each in the Small Cap Growth and Small Cap Value Funds) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2015 Retirement Fund is compared to the S&P 500® Index (43% weighting) and the Barclays Capital Aggregate Bond Index (57% weighting). For the six months ended June 30, 2016, the Fund returned 4.55% before expenses and 4.51% after expenses, versus a 4.68% return in the weighted benchmark.

2020 RETIREMENT FUND

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2020. The 2020 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 53% of net assets in equity funds (approximately 30% in the Equity Index Fund, 11% in the Mid-Cap Equity Index Fund, 8% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) and approximately 47% of net assets in fixed-income funds (26% in the Bond Fund and 21% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2020 Retirement Fund is compared to the S&P 500® Index (53% weighting) and the Barclays Capital Aggregate Bond Index (47% weighting). For the six months ended June 30, 2016, the Fund returned 4.29% before expenses and 4.25% after expenses, versus a 4.53% return in the weighted benchmark.

2025 RETIREMENT FUND

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 65% of net assets in equity funds (approximately 35% in the Equity Index Fund, 14% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 3% each in the Small Cap Growth and Small Cap Value Funds) and approximately 35% of net assets in fixed-income funds (25% in the Bond Fund and 10% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index (65% weighting) and the Barclays Capital Aggregate Bond Index (35% weighting). For the six months ended June 30, 2016, the Fund returned 4.23% before expenses and 4.19% after expenses, versus a 4.35% return in the weighted benchmark.

2030 RETIREMENT FUND

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in equity funds (approximately 37% in the Equity Index Fund, 17% in the Mid-Cap Equity Index Fund, 11% in the International Fund and 5% each in the Small Cap Growth and Small Cap Value Funds) and approximately 25% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index (75% weighting) and the Barclays Capital Aggregate Bond Index (25% weighting). For the six months ended June 30, 2016, the Fund returned 4.14% before expenses and 4.10% after expenses, versus a 4.21% return in the weighted benchmark.

2035 RETIREMENT FUND

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 83% of net assets in equity funds (approximately 38% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 13% in the International Fund and 6% each in the Small Cap Growth and Small Cap Value Funds) and approximately 17% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index (83% weighting) and the Barclays Capital Aggregate Bond Index (17% weighting). For the six months ended June 30, 2016, the Fund returned 3.93% before expenses and 3.89% after expenses, versus a 4.09% return in the weighted benchmark.

2040 RETIREMENT FUND

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 86% of net assets in equity funds (approximately 36% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 14% in the International Fund and 8% each in the Small Cap Growth and Small Cap Value Funds) and approximately 14% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index (86% weighting) and the Barclays Capital Aggregate Bond Index (14% weighting). For the six months ended June 30, 2016, the Fund returned 3.71% before expenses and 3.67% after expenses, versus a 4.04% return in the weighted benchmark.

2045 RETIREMENT FUND

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 88% of net assets in equity funds (approximately 33% in the Equity Index Fund, 22% in the Mid-Cap Equity Index Fund, 15% in the International Fund and 9% each in the Small Cap Growth and Small Cap Value Funds) and approximately 12% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index (88% weighting) and the Barclays Capital Aggregate Bond Index (12% weighting). For the six months ended June 30, 2016, the Fund returned 3.47% before expenses and 3.43% after expenses, versus a 4.01% return in the weighted benchmark.

2050 RETIREMENT FUND

The objective of the 2050 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 90% of net assets in equity funds (approximately 32% in the Equity Index Fund, 22% in the Mid-Cap Equity Index Fund, 16% in the International Fund and 10% each in the Small Cap Growth and Small Cap Value Funds) and approximately 10% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2016).

Performance for the 2050 Retirement Fund is compared to the S&P 500® Index (90% weighting) and the Barclays Capital Aggregate Bond Index (10% weighting). For the six months ended June 30, 2016, the Fund returned 3.33% before expenses and 3.29% after expenses, versus a 3.98% return in the weighted benchmark.

CONSERVATIVE ALLOCATION FUND

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in the equity funds of the Investment Company. The Conservative Allocation Fund’s target allocation is approximately 65% of net assets in fixed-income funds (approximately 30% in the Bond Fund and 35% in the Mid-Term Bond Fund) and approximately 35% of net assets in equity funds (approximately 25% in the Equity Index Fund, 5% in the Mid-Cap Equity Index Fund and 5% in the International Fund).

Performance for the Conservative Allocation Fund is compared to the Barclays Capital Aggregate Bond Index (65% weighting) and the S&P 500® Index (35% weighting). For the six months ended June 30, 2016, the Conservative Allocation Fund returned 4.59% before expenses and 4.57% after expenses, versus a 4.80% return in the weighted benchmark.

MODERATE ALLOCATION FUND

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund’s target allocation is approximately 60% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund and 10% in the International Fund) and approximately 40% of net assets in fixed-income funds (approximately 25% of its net assets in the Bond Fund and approximately 15% of its net assets in the Mid-Term Bond Fund).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (60% weighting) and the Barclays Capital Aggregate Bond Index (40% weighting). For the six months ended June 30, 2016, the Moderate Allocation Fund returned 4.43% before expenses and 4.42% after expenses, versus a 4.43% return for the weighted benchmark.

AGGRESSIVE ALLOCATION FUND

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund’s target allocation is approximately 80% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% in the Small Cap Value Fund, 5% in the Small Cap Growth Fund and 15% in the International Fund) and approximately 20% of net assets in the Bond Fund.

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index (80% weighting) and the Barclays Capital Aggregate Bond Index (20% weighting). For the six months ended June 30, 2016, the Aggressive Allocation Fund returned 3.87% before expenses and 3.86% after expenses, versus a 4.13% return for the weighted benchmark.

MONEY MARKET FUND

The Money Market Fund’s investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. For the six months ended June 30, 2016, the Money Market Fund returned 0.20% before expenses and 0.06% after expenses, compared to a 0.12% return for the Citigroup 3-Month Treasury Bill Index. Note that the benchmark performance does not reflect any expenses.

Entering the year, the market as defined by Fed Fund futures contracts was pricing in a greater than 90% chance of an increase or tightening of the Fed Funds target by the December 2016 meeting. On June 30, that figure had dropped to about 9%, not much more than the probabilities of an interest rate cut which stood close to 7%. Market consensus is that the drop in German and Japanese Ten-year Treasury rates to below zero coupled with the vote by the United Kingdom to leave the European Union has put the Federal Reserve on hold for longer than expected. As a result of these diminished expectations, money market returns remain affected by extremely low yields and a limited supply of eligible investments. The Fund’s strategy continued to focus on quality, liquidity, and maintaining a relatively short weighted average maturity.

The seven-day effective yield as of August 9, 2016, was 0.13%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account’s investments in shares of the Money Market Fund.

MID-TERM BOND FUND

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Mid-Term Bond Fund primarily invests in corporate and U.S. government agency securities, which typically yield more than U.S. Treasury issues.

The Mid-Term Bond Fund emphasized corporate issues, particularly BBB-rated bonds, during the first half of 2016 in order to capture incremental income. The Fund will continue to focus on income, rather than market volatility, to achieve superior returns over market cycles. In addition, the Fund’s corporate positions will remain highly diversified in order to shield the portfolio from any credit risks. The objective of the Fund is to maintain a maturity profile similar to the Barclays Capital Intermediate Government/Credit Bond Index.

For the six months ended June 30, 2016, the Mid-Term Bond Fund returned 4.67% before expenses. The Fund’s return is 60 basis points greater than the 4.07% return of the Barclays Capital Intermediate Government/Credit Bond Index during the same period. The Fund’s continuing emphasis on higher-yielding corporate issues was a major contributor to its outperformance.

BOND FUND

The Bond Fund’s primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. It does this by investing primarily in investment grade publicly traded debt securities. A secondary objective is preservation of capital. The securities held by the Bond Fund include corporate, U.S. agency and mortgage-backed bonds, all of which normally yield more than U.S. Treasury issues.

The fixed income markets experienced positive returns during the first half of 2016. Treasury rates moved lower across the yield curve and most corporate bond spreads tightened. The drop in rates was driven initially by concerns of an economic slowdown in the United States as the S&P 500 fell more than 10% and the price of a barrel of oil plummeted from $37.04 to $26.21, or 29% in just six weeks. As those concerns abated following the strong recovery in stocks and the price of oil, the drop in German and Japanese Ten-year Treasury rates to below zero coupled with the vote by the United Kingdom to leave the European Union put renewed downward pressure on Treasury rates in the U.S.

The yield curve flattened as yields on long-dated Treasuries fell more than those of short-dated Treasuries. Two-year Treasury Notes yielded 0.58% at the end of the 2nd quarter, down from 1.05% at the end of 2015. Yields on ten-year Notes tumbled from 2.27% at 2015 year-end to 1.47% on June 30, close to the then-record low of 1.39% set in July 2012.

In the corporate bond market, high-grade spreads tightened from 172 basis points at the end of 2015 to 156 on June 30. This action was not achieved in a straight line nor did all ratings classes participate. As the S&P 500 and the price of oil fell, investment grade credit spreads widened more than 40 basis points and only started to recover as the price of oil found its February 11th bottom. For the six months ending on June 30, AAA-rated corporate spreads widened from 76 to 89 basis points, while BBB-rated bond spreads tightened from 231 to 202 basis points. In general, industrial spreads tightened the most and financial spreads widened as investors assessed the exposure of banks to the energy sector via loans.

Through the first half of 2016, the Bond Fund returned 6.31% before expenses, besting the Barclays Capital Aggregate Bond Index’s return of 5.31% by 100 basis points. The Fund’s relative outperformance was driven by its’ overweight position in corporate bonds in particular, BBB-rated industrial bonds. Security selection in Treasuries and Mortgage-Backed Securities (MBS) was a net positive as both sleeves outperformed their respective counterparts in the Index.

The Bond Fund’s strategy is to overweight corporates, underweight Treasuries, and market weight MBS securities. The portfolio’s objective is to maintain a similar maturity profile to the Barclays Capital Aggregate Bond Index with an overweighting of BBB issuers. To achieve the duration target, intermediate maturities are emphasized. The Bond Fund also stresses diversification in order to protect the Fund from unexpected credit events, so few corporate holdings exceed one-half of one percent of the Fund’s value. This extreme diversification will be maintained going forward as part of our risk control.

For the six months ended June 30, 2016, the Bond Fund returned 6.31% before expenses and 6.07% after expenses. This compares favorably to the Barclays Capital Aggregate Bond Index, which returned 5.31% for the period. As in past years, the Fund’s emphasis on higher-yielding corporate issues was a major contributor to its outperformance.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2016 (Unaudited)

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid Cap Value Fund

Mid-Cap Equity Index Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2016 (Unaudited) (Continued)

International Fund

Composite Fund

Retirement Income Fund

2010 Retirement Fund

2015 Retirement Fund

2020 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2016 (Unaudited) (Continued)

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

2050 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF JUNE 30, 2016 (Unaudited) (Continued)

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Money Market Fund

Mid-Term Bond Fund

Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees. Additionally, Mutual of America Capital Management LLC, the Funds’ Adviser, has contractually agreed to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This contractual obligation remains in effect through April 30, 2017 and will continue for succeeding 12 month periods ending April 30th unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at January 1, 2016 and held for the entire period ending June 30, 2016 under the expense reimbursement agreement in effect during that period as described above.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other non-Mutual of America funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees, which the Mutual of America Investment Corporation does not charge.

Equity Index Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,037.93	$0.71
Hypothetical (5% return before expenses)	$1,000.00	$1,023.98	$0.70

*	Expenses are equal to the Fund’s annual expense ratio of 0.14%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

All America Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,025.43	$2.62
Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$2.61

*	Expenses are equal to the Fund’s annual expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Small Cap Value Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,034.17	$4.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.12

*	Expenses are equal to the Fund’s annual expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Small Cap Growth Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$987.83	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.17

*	Expenses are equal to the Fund’s annual expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Mid Cap Value Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,045.27	$3.41
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.37

*	Expenses are equal to the Fund’s annual expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid-Cap Equity Index Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,078.75	$0.77
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	$0.75

*	Expenses are equal to the Fund’s annual expense ratio of 0.15%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

International Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$976.17	$1.72
Hypothetical (5% return before expenses)	$1,000.00	$1,022.90	$1.76

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Composite Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,032.57	$2.63
Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$2.61

*	Expenses are equal to the Fund’s annual expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Retirement Income Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,047.95	$2.34
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.31

*	Expenses are equal to the Fund’s annual expense ratio of 0.46% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2010 Retirement Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,046.04	$1.98
Hypothetical (5% return before expenses)	$1,000.00	$1,022.70	$1.96

*	Expenses are equal to the Fund’s annual expense ratio of 0.39% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2015 Retirement Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,045.37	$2.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.65	$2.01

*	Expenses are equal to the Fund’s annual expense ratio of 0.40% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2020 Retirement Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,042.74	$1.93
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	$1.91

*	Expenses are equal to the Fund’s annual expense ratio of 0.38% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2025 Retirement Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,042.11	$1.78
Hypothetical (5% return before expenses)	$1,000.00	$1,022.90	$1.76

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2030 Retirement Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,041.25	$1.78
Hypothetical (5% return before expenses)	$1,000.00	$1,022.90	$1.76

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2035 Retirement Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,039.13	$1.72
Hypothetical (5% return before expenses)	$1,000.00	$1,022.95	$1.71

*	Expenses are equal to the Fund’s annual expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2040 Retirement Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,036.92	$1.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.85	$1.81

*	Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2045 Retirement Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,034.50	$1.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.85	$1.81

*	Expenses are equal to the Fund’s annual expense ratio of 0.36% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2050 Retirement Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,033.10	$1.87
Hypothetical (5% return before expenses)	$1,000.00	$1,022.80	$1.86

*	Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Conservative Allocation Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,045.94	$1.93
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	$1.91

*	Expenses are equal to the Fund’s annual expense ratio of 0.38% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Moderate Allocation Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,044.46	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	$1.46

*	Expenses are equal to the Fund’s annual expense ratio of 0.29% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Aggressive Allocation Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,038.80	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	$1.46

*	Expenses are equal to the Fund’s annual expense ratio of 0.29% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Money Market Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,000.60	$1.39
Hypothetical (5% return before expenses)	$1,000.00	$1,023.26	$1.41

*	Expenses are equal to the Fund’s annual expense ratio of 0.28%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Mid-Term Bond Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,044.56	$2.34
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.31

*	Expenses are equal to the Fund’s annual expense ratio of 0.46%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Bond Fund
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period* January 1, 2016 to June 30, 2016
Actual	$1,000.00	$1,061.04	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.39	$2.26

*	Expenses are equal to the Fund’s annual expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (12.0%)
Amazon.com, Inc.*	40,421	$28,926,076
Comcast Corp. Cl A	252,633	16,469,145
Disney (Walt) Co.	155,766	15,237,030
Home Depot, Inc.	130,025	16,602,892
McDonald’s Corp.	91,654	11,029,642
Starbucks Corp.	152,909	8,734,162
Other Securities	2,759,485	136,297,096

		233,296,043

CONSUMER STAPLES (10.3%)
Altria Group, Inc.	204,211	14,082,391
Coca-Cola Co.	406,344	18,419,574
CVS Health Corp.	112,242	10,746,049
PepsiCo, Inc.	150,852	15,981,261
Philip Morris Int’l., Inc.	161,928	16,471,316
Proctor & Gamble Co.	277,784	23,519,971
Wal-Mart Stores, Inc.	159,616	11,655,160
Other Securities	1,229,318	89,732,248

		200,607,970

ENERGY (7.2%)
Chevron Corp.	196,901	20,641,132
Exxon Mobil Corp.	433,500	40,636,290
Schlumberger Ltd.	144,931	11,461,178
Other Securities	1,664,409	67,934,842

		140,673,442

FINANCIALS (15.4%)
Bank of America Corp.	1,072,775	14,235,724
Berkshire Hathaway, Inc. Cl B*	195,881	28,361,610
Citigroup, Inc.	306,094	12,975,325
JPMorgan Chase & Co.	381,734	23,720,951
Wells Fargo & Co.	482,457	22,834,690
Other Securities	3,690,224	197,049,140

		299,177,440

HEALTH CARE (14.7%)
AbbVie, Inc.	168,945	10,459,385
Allergan PLC*	41,334	9,551,874
Amgen, Inc.	78,375	11,924,756
Bristol-Myers Squibb Co.	174,127	12,807,041
Gilead Sciences, Inc.	138,976	11,593,378
Johnson & Johnson	287,261	34,844,759
Lilly (Eli) & Co.	101,479	7,991,471
Medtronic PLC	146,666	12,726,209

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Merck & Co., Inc.	289,072	$16,653,438
Pfizer, Inc.	633,547	22,307,190
UnitedHealth Group, Inc.	99,306	14,022,007
Other Securities	1,423,315	120,397,097

		285,278,605

INDUSTRIALS (9.6%)
3M Co.	63,399	11,102,433
Boeing Co.	62,600	8,129,862
General Electric Co.	959,621	30,208,869
Honeywell International, Inc.	79,542	9,252,325
United Technologies Corp.	81,328	8,340,186
Other Securities	1,653,477	120,092,502

		187,126,177

INFORMATION TECHNOLOGY (19.3%)
Alphabet, Inc. Cl A*	30,668	21,575,858
Alphabet, Inc. Cl C*	30,851	21,351,811
Apple, Inc.	571,135	54,600,511
Cisco Systems, Inc.	523,875	15,029,974
Facebook, Inc. Cl A*	241,133	27,556,679
Int’l. Business Machines Corp.	92,292	14,008,080
Intel Corp.	491,300	16,114,640
MasterCard, Inc. Cl A	101,514	8,939,323
Microsoft Corp.	819,578	41,937,806
Oracle Corp.	325,190	13,310,027
QUALCOMM, Inc.	153,289	8,211,692
Visa, Inc. Cl A	198,541	14,725,786
Other Securities	2,722,821	117,942,448

		375,304,635

MATERIALS (2.8%)
Other Securities	1,025,057	54,716,338

TELECOMMUNICATION SERVICES (2.8%)
AT&T, Inc.	642,217	27,750,197
Verizon Communications, Inc.	425,649	23,768,240
Other Securities	208,307	3,802,966

		55,321,403

UTILITIES (3.5%)
Other Securities	1,199,796	68,306,603

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $1,239,057,645) 97.6%		1,899,808,656

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.9%)
U.S. Treasury Bill (1)	A-1+	0.27 - 0.38	08/11/16 - 11/03/16	$17,000,000	$16,988,584

COMMERCIAL PAPER (1.4%)
Microsoft Corp.†	A-1+	0.28	07/01/16	26,400,000	26,400,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $43,388,584) 2.3%					43,388,584

TOTAL INVESTMENTS (Cost: $1,282,446,229) 99.9%					1,943,197,240

OTHER NET ASSETS 0.1%					2,156,646

NET ASSETS 100.0%					$1,945,353,886

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.4%)
Amazon.com, Inc.*	3,220	$2,304,296
Comcast Corp. Cl A	20,128	1,312,144
Disney (Walt) Co.	12,411	1,214,044
Home Depot, Inc.	10,360	1,322,868
Ralph Lauren Corp.	471	42,211
Other Securities	238,876	12,392,287

		18,587,850

CONSUMER STAPLES (5.5%)
Altria Group, Inc.	16,270	1,121,979
Coca-Cola Co.	32,375	1,467,559
Constellation Brands, Inc. Cl A	1,463	241,980
J.M. Smucker Co.	999	152,258
PepsiCo, Inc.	12,019	1,273,293
Philip Morris Int’l., Inc.	12,901	1,312,290
Proctor & Gamble Co.	22,132	1,873,916
Other Securities	117,141	8,539,520

		15,982,795

ENERGY (3.9%)
Chevron Corp.	15,687	1,644,468
Exxon Mobil Corp.	34,538	3,237,592
Range Resources Corp.	1,413	60,957
Other Securities	142,736	6,264,331

		11,207,348

FINANCIALS (8.3%)
Bank of America Corp.	85,473	1,134,227
Berkshire Hathaway, Inc. Cl B*	15,606	2,259,593
Citigroup, Inc.	24,388	1,033,807
iShares Core S&P 500 ETF	592	124,734
JPMorgan Chase & Co.	30,415	1,889,988
Wells Fargo & Co.	38,439	1,819,318
Other Securities	294,013	15,698,840

		23,960,507

HEALTH CARE (7.9%)
Amgen, Inc.	6,244	950,025
Bristol-Myers Squibb Co.	13,873	1,020,359
Johnson & Johnson	22,887	2,776,193
Medtronic PLC	11,685	1,013,907
Merck & Co., Inc.	23,031	1,326,816

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Pfizer, Inc.	50,477	$1,777,295
UnitedHealth Group, Inc.	7,913	1,117,316
Other Securities	149,350	12,751,745

		22,733,656

INDUSTRIALS (5.2%)
General Electric Co.	76,457	2,406,866
Other Securities	154,602	12,503,107

		14,909,973

INFORMATION TECHNOLOGY (10.4%)
Alphabet, Inc. Cl A*	2,443	1,718,724
Alphabet, Inc. Cl C*	2,458	1,701,189
Apple, Inc.	45,505	4,350,273
Cisco Systems, Inc.	41,739	1,197,492
Facebook, Inc. Cl A*	19,212	2,195,547
Int’l. Business Machines Corp.	7,353	1,116,038
Intel Corp.	39,144	1,283,923
Microsoft Corp.	65,300	3,341,398
Oracle Corp.	25,910	1,060,496
Visa, Inc. Cl A	15,819	1,173,295
Other Securities	237,248	10,763,861

		29,902,236

MATERIALS (1.5%)
Other Securities	81,671	4,359,581

TELECOMMUNICATION SERVICES (1.5%)
AT&T, Inc.	51,168	2,210,969
Verizon Communications, Inc.	33,913	1,893,702
Other Securities	16,595	302,956

		4,407,627

UTILITIES (1.9%)
Edison International	2,710	210,486
Sempra Energy	1,966	224,163
Other Securities	90,905	5,006,861

		5,441,510

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $105,855,665) 52.5%		151,493,083

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill (1)	A-1+	0.27 - 0.30	10/13/16 - 11/10/16	$300,000	$299,732

COMMERCIAL PAPER (1.5%)
Ralph Lauren Corp.†	A-1	0.40	07/01/16	4,200,000	4,200,000

TOTAL INDEXED ASSETS-SHORT-TERM DEBT SECURITIES (COST: $4,499,732) 1.6%					4,499,732

TOTAL INDEXED ASSETS (COST: $110,355,397) 54.1%					$155,992,815

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2016 (Unaudited)

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.2%)
CST Brands, Inc.	52,759	$2,272,858
Diamond Resorts Int’l., Inc.*	77,728	2,328,731
Panera Bread Co. Cl A*	6,390	1,354,297
Ralph Lauren Corp.	3,227	289,203
Other Securities	401,430	11,592,864

		17,837,953

CONSUMER STAPLES (2.1%)
Constellation Brands, Inc. Cl A	6,856	1,133,982
J.M. Smucker Co.	5,731	873,462
Other Securities	119,902	3,967,652

		5,975,096

ENERGY (2.2%)
Range Resources Corp.	21,683	935,405
Other Securities	217,384	5,363,995

		6,299,400

FINANCIALS (11.3%)
iShares Russell 2000 Value ETF	3,610	351,253
iShares Russell Mid-Cap ETF	2,658	446,916
iShares Russell Mid-Cap Value ETF	1,358	100,886
Starwood Property Trust, Inc.	45,649	945,847
Other Securities	1,075,083	30,654,370

		32,499,272

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
HEALTH CARE (4.6%)
Acadia Healthcare Co., Inc.*	20,490	$1,135,146
Other Securities	381,911	12,267,703

		13,402,849

INDUSTRIALS (4.9%)
AZZ, Inc.	17,885	1,072,742
Orbital ATK, Inc.	12,460	1,060,845
Other Securities	286,709	11,986,546

		14,120,133

INFORMATION TECHNOLOGY (6.5%)
Cavium, Inc.*	26,933	1,039,613
Other Securities	592,885	17,828,660

		18,868,273

MATERIALS (2.3%)
Other Securities	224,759	6,763,998

TELECOMMUNICATION SERVICES (0.5%)
Other Securities	73,644	1,517,759

UTILITIES (3.1%)
Edison International	9,987	775,690
Sempra Energy	8,939	1,019,225
Other Securities	146,126	7,245,405

		9,040,320

TOTAL ACTIVE ASSETS-COMMON STOCKS (COST: $116,069,007) 43.7%		126,325,053

	Rating**	Rate(%)	Maturity	Face Amount	Value

ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill	A-1+	0.26	08/11/16	$2,100,000	$2,099,366

COMMERCIAL PAPER (0.4%)
Ralph Lauren Corp.†	A-1	0.40	07/01/16	1,200,000	1,200,000

TOTAL ACTIVE ASSETS-SHORT-TERM DEBT SECURITIES (COST: $3,299,366) 1.1%					3,299,366

TOTAL ACTIVE ASSETS (COST: $119,368,373) 44.8%					129,624,419

TOTAL INVESTMENTS (COST: $229,723,770) 98.9%					285,617,234

OTHER NET ASSETS 1.1%					3,146,566

NET ASSETS 100.0%					$288,763,800

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.4%)
Bassett Furniture Industries, Inc.	172,238	$4,123,378
CST Brands, Inc.	90,217	3,886,548
Diamond Resorts Int’l., Inc.*	473,712	14,192,417
Houghton Mifflin Harcourt Co.*	337,278	5,271,655
Select Comfort Corp.*	166,713	3,564,324
Other Securities	937,406	13,192,773

		44,231,095

CONSUMER STAPLES (2.6%)
Crimson Wine Group Ltd.*	452,245	3,780,768
Farmer Brothers Co.*	100,975	3,237,259
Vector Group Ltd.	142,559	3,196,173

		10,214,200

ENERGY (4.4%)
PBF Energy, Inc.	159,091	3,783,184
Other Securities	947,128	13,254,264

		17,037,448

FINANCIALS (40.0%)
Aspen Insurance Hldgs. Ltd.	75,207	3,488,101
BancFirst Corp.	55,395	3,341,426
Banner Corp.	90,519	3,850,678
Brookline Bancorp, Inc.	354,901	3,914,558
Chatham Lodging Trust	135,200	2,971,696
Chesapeake Lodging Trust	131,874	3,066,071
Colony Capital, Inc. Cl A	202,549	3,109,127
Customers Bancorp, Inc.*	134,265	3,374,079
Easterly Government Pptys.	192,198	3,792,067
Ellington Financial LLC	294,864	5,051,020
Equity Lifestyle Properties, Inc.	50,252	4,022,673
FelCor Lodging Trust, Inc.	545,801	3,400,340
Forest City Realty Trust, Inc. Cl A	236,199	5,269,600
Highwoods Properties, Inc.	103,609	5,470,555
Investors Bancorp, Inc.	323,809	3,587,804
iShares Russell 2000 Value ETF	40,690	3,959,137
Northfield Bancorp, Inc.	232,775	3,452,053
Pennsylvania REIT	148,863	3,193,111
PrivateBancorp, Inc.	107,627	4,738,817
Selective Insurance Group, Inc.	83,591	3,194,012
Stock Yards Bancorp, Inc.	194,766	5,498,244
SVB Financial Group*	55,744	5,304,599
Other Securities	3,299,122	68,537,526

		155,587,294

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (4.5%)
Amsurg Corp.*	42,271	$3,277,693
Supernus Pharmaceuticals, Inc.*	259,183	5,279,558
Other Securities	991,262	8,834,123

		17,391,374

INDUSTRIALS (10.9%)
AZZ, Inc.	103,726	6,221,485
Deluxe Corp.	54,645	3,626,789
Encore Wire Corp.	92,067	3,432,258
Miller Industries, Inc.	249,665	5,140,602
Mueller Industries, Inc.	314,576	10,028,683
Orbital ATK, Inc.	65,445	5,571,987
Other Securities	268,185	8,260,954

		42,282,758

INFORMATION TECHNOLOGY (10.3%)
MKS Instruments, Inc.	69,625	2,998,053
Proofpoint, Inc.*	51,513	3,249,955
Xura, Inc.*	128,245	3,133,025
Other Securities	2,040,939	30,824,298

		40,205,331

MATERIALS (3.7%)
Kaiser Aluminum Corp.	65,109	5,886,505
Kraton Performance Polymers, Inc.*	145,160	4,054,319
Other Securities	255,485	4,262,275

		14,203,099

TELECOMMUNICATION SERVICES (1.1%)
ORBCOMM, Inc.*	304,993	3,034,680
Other Securities	48,921	1,332,608

		4,367,288

UTILITIES (7.1%)
Avista Corp.	102,622	4,597,466
Idacorp, Inc.	65,470	5,325,985
Northwest Natural Gas Co.	52,981	3,434,228
PNM Resources, Inc.	117,139	4,151,406
Portland General Electric Co.	74,057	3,267,395
Other Securities	104,760	6,731,605

		27,508,085

TOTAL COMMON STOCKS
(Cost: $303,396,808) 96.0%		373,027,972

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.5%)
U.S. Treasury Bill	A-1+	0.29 - 0.32	08/11/16 - 08/25/16	$10,000,000	$9,995,903

COMMERCIAL PAPER (1.2%)
Microsoft Corp.†	A-1+	0.28	07/01/16	4,700,000	4,700,000

TOTAL SHORT-TERM DEBT SECURITIES (COST: $14,695,903) 3.7%					14,695,903

TOTAL INVESTMENTS (COST: $318,092,711) 99.7%					387,723,875

OTHER NET ASSETS 0.3%					1,108,414

NET ASSETS 100.0%					$388,832,289

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (17.4%)
CST Brands, Inc.	165,468	$7,128,361
Diamond Resorts Int’l., Inc.*	169,644	5,082,534
Drew Industries, Inc.	47,119	3,997,576
Five Below, Inc.*	79,702	3,698,970
Haverty Furniture Cos., Inc.	201,229	3,628,159
HSN, Inc.	68,462	3,349,846
Intrawest Resorts Hldgs., Inc.*	256,533	3,329,798
Lions Gate Entertainment Corp.	221,111	4,473,076
Panera Bread Co. Cl A*	16,133	3,419,228
Red Robin Gourmet Burgers, Inc.*	121,519	5,763,646
Select Comfort Corp.*	280,238	5,991,488
Steve Madden Ltd.*	94,424	3,227,412
Other Securities	550,217	15,720,951

		68,811,045

CONSUMER STAPLES (3.9%)
Village Super Market, Inc. Cl A	107,478	3,105,039
WD-40 Co.	55,663	6,537,619
Other Securities	155,362	5,887,451

		15,530,109

ENERGY (1.4%)
Other Securities	223,078	5,379,401

FINANCIALS (8.9%)
CubeSmart	122,617	3,786,413
Easterly Government Pptys.	218,327	4,307,592
FBL Financial Group, Inc. Cl A	51,971	3,153,081
Investors Bancorp, Inc.	350,144	3,879,596
QTS Realty Trust, Inc.	86,558	4,845,517
Safety Insurance Group, Inc.	61,226	3,770,297
Other Securities	430,954	11,459,688

		35,202,184

HEALTH CARE (20.0%)
Abiomed, Inc.*	34,009	3,716,844
Acadia Healthcare Co., Inc.*	95,433	5,286,988
Emergent Biosolutions, Inc.*	144,748	4,070,314
Omnicell, Inc.*	137,107	4,693,173
PAREXEL International Corp.*	58,143	3,656,032
Supernus Pharmaceuticals, Inc.*	179,870	3,663,952
WellCare Health Plans, Inc.*	52,086	5,587,786
Other Securities	1,670,437	48,406,661

		79,081,750

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (11.5%)
Astronics Corp.*	239,912	$7,979,468
AZZ, Inc.	87,772	5,264,565
Covenant Transportation Group Cl A*	230,319	4,161,864
EnPro Industries, Inc.	91,366	4,055,737
Healthcare Svcs. Group, Inc.	114,445	4,735,734
Mueller Water Products, Inc. Cl A	378,072	4,317,582
Sun Hydraulics Corp.	103,070	3,060,148
Teledyne Technologies, Inc.*	37,777	3,741,812
Trex Co., Inc.*	104,024	4,672,758
Other Securities	102,362	3,500,319

		45,489,987

INFORMATION TECHNOLOGY (22.6%)
Ambarella, Inc.*	94,609	4,807,083
Apigee Corp.*	324,253	3,962,372
Cavium, Inc.*	108,285	4,179,801
Globant S.A.*	108,960	4,287,576
LogMeIn, Inc.*	72,057	4,570,576
MaxLinear, Inc. Cl A*	223,325	4,015,384
Monolithic Power Systems, Inc.	60,722	4,148,527
Proofpoint, Inc.*	83,061	5,240,318
Tyler Technologies, Inc.*	26,547	4,425,650
Other Securities	1,961,406	49,856,720

		89,494,007

MATERIALS (4.6%)
Ferro Corp.*	395,488	5,291,629
Other Securities	498,438	13,024,473

		18,316,102

TELECOMMUNICATION SERVICES (2.2%)
ORBCOMM, Inc.*	313,867	3,122,977
Shenandoah Telecommunications Co.	137,986	5,389,733

		8,512,710

UTILITIES (2.5%)
Chesapeake Utilities Corp.	58,152	3,848,499
Northwest Natural Gas Co.	92,723	6,010,305

		9,858,804

TOTAL COMMON STOCKS
(Cost: $336,288,463) 95.0%		375,676,099

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (3.8%)
U.S. Treasury Bill	A-1+	0.27 - 0.32	08/11/16 - 08/25/16	$15,000,000	$14,993,605

COMMERCIAL PAPER (1.1%)
Microsoft Corp.†	A-1+	0.28	07/01/16	4,300,000	4,300,000

TOTAL SHORT-TERM DEBT SECURITIES (COST: $19,293,605) 4.9%					19,293,605

TOTAL INVESTMENTS (COST: $355,582,068) 99.9%					394,969,704

OTHER NET ASSETS 0.1%					201,254

NET ASSETS 100.0%					$395,170,958

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.8%)
CST Brands, Inc.	21,146	$910,970
Diamond Resorts Int’l., Inc.*	90,343	2,706,676
Ralph Lauren Corp.	2,240	200,749
Other Securities	66,343	1,980,495

		5,798,890

CONSUMER STAPLES (5.0%)
Constellation Brands, Inc. Cl A	7,519	1,243,643
Ingredion, Inc.	11,357	1,469,709
Other Securities	40,341	1,558,712

		4,272,064

ENERGY (9.3%)
Baker Hughes, Inc.	16,760	756,379
Continental Resources, Inc.*	18,110	819,840
Hess Corp.	13,610	817,961
Noble Energy, Inc.	24,278	870,852
PBF Energy, Inc.	34,399	818,008
Range Resources Corp.	31,610	1,363,655
Other Securities	138,245	2,500,593

		7,947,288

FINANCIALS (29.9%)
American Financial Group, Inc.	17,793	1,315,436
Ameriprise Financial, Inc.	15,623	1,403,727
Associated Banc-Corp.	45,648	782,863
Discover Financial Svcs.	16,715	895,757
Duke Realty Corp.	46,529	1,240,463
Equity Lifestyle Properties, Inc.	12,468	998,063
Everest Re Group Ltd.	5,652	1,032,451
Fifth Third Bancorp	50,505	888,383
General Growth Pptys., Inc.	27,431	817,992
Hartford Financial Svcs. Group, Inc.	26,111	1,158,806
KeyCorp	71,319	788,075
Lincoln National Corp.	19,166	743,066
ProLogis, Inc.	17,883	876,982
Reinsurance Grp. of America, Inc.	11,258	1,091,913
SVB Financial Group*	7,863	748,243
Vornado Realty Trust	11,850	1,186,422
Other Securities	356,191	9,462,039

		25,430,681

HEALTH CARE (6.2%)
Boston Scientific Corp.*	41,826	977,474

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Zimmer Biomet Hldgs., Inc.	6,840	$823,399
Other Securities	53,076	3,475,513

		5,276,386

INDUSTRIALS (8.9%)
Alaska Air Group, Inc.	16,943	987,607
L-3 Communications Hldgs., Inc.	9,725	1,426,560
Old Dominion Freight Line, Inc.*	12,632	761,836
Orbital ATK, Inc.	10,264	873,877
Other Securities	72,941	3,529,515

		7,579,395

INFORMATION TECHNOLOGY (9.6%)
ARRIS International PLC*	35,010	733,810
Broadcom Ltd.	8,864	1,377,466
Fidelity Nat’l. Information Svcs., Inc.	11,447	843,415
Other Securities	150,365	5,238,495

		8,193,186

MATERIALS (6.4%)
Crown Hldgs., Inc.*	25,339	1,283,927
Eastman Chemical Co.	13,709	930,841
International Paper Co.	19,330	819,205
Packaging Corp. of America	18,921	1,266,383
Other Securities	52,682	1,128,463

		5,428,819

UTILITIES (13.5%)
Ameren Corp.	17,204	921,790
Atmos Energy Corp.	16,659	1,354,710
Consolidated Edison, Inc.	13,337	1,072,828
Edison International	18,428	1,431,303
Entergy Corp.	10,621	864,018
FirstEnergy Corp.	22,966	801,743
Great Plains Energy, Inc.	33,163	1,008,155
PPL Corp.	26,935	1,016,796
Public Svc. Enterprise Group, Inc.	24,476	1,140,826
Westar Energy, Inc.	12,970	727,487
Other Securities	14,446	1,106,095

		11,445,751

TOTAL COMMON STOCKS
(Cost: $68,286,859) 95.6%		81,372,460

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.3%)
U.S. Treasury Bill	A-1+	0.26 - 0.27	08/11/16 - 08/25/16	$1,100,000	$1,099,654

COMMERCIAL PAPER (3.4%)
Ralph Lauren Corp.†	A-1	0.40	07/01/16	2,900,000	2,900,000

TOTAL SHORT-TERM DEBT SECURITIES (COST: $3,999,654) 4.7%					3,999,654

TOTAL INVESTMENTS (COST: $72,286,513) 100.3%					85,372,114

OTHER NET ASSETS -0.3%					(279,658)

NET ASSETS 100.0%					$85,092,456

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.4%)
Domino’s Pizza, Inc.	35,649	$4,683,566
NVR, Inc.*	2,574	4,582,595
Other Securities	3,773,690	112,889,008

		122,155,169

CONSUMER STAPLES (4.5%)
Ingredion, Inc.	50,744	6,566,781
WhiteWave Foods Co. Cl A*	124,234	5,831,544
Other Securities	1,168,938	35,352,805

		47,751,130

ENERGY (3.5%)
Other Securities	2,208,722	37,917,459

FINANCIALS (26.0%)
Alexandria Real Estate Equities, Inc.	52,498	5,434,593
Alleghany Corp.*	10,985	6,037,136
American Campus Communities, Inc.	91,322	4,828,194
Camden Property Trust	60,853	5,380,622
Duke Realty Corp.	243,791	6,499,468
Everest Re Group Ltd.	29,626	5,411,781
FactSet Research Systems, Inc.	28,893	4,663,908
Kilroy Realty Corp.	64,171	4,253,896
Mid-America Apt. Communities, Inc.	53,636	5,706,870
MSCI, Inc. Cl A	61,261	4,724,448
National Retail Pptys., Inc.	101,284	5,238,408
New York Community Bancorp, Inc.	346,108	5,188,159
Raymond James Financial, Inc.	89,205	4,397,807
Regency Centers Corp.	69,207	5,794,702
Reinsurance Grp. of America, Inc.	44,822	4,347,286
SEI Investments Co.	95,895	4,613,508
Signature Bank*	38,075	4,756,329
Other Securities	6,651,702	191,998,151

		279,275,266

HEALTH CARE (8.7%)
Cooper Companies, Inc.	34,041	5,840,414
IDEXX Laboratories, Inc.*	63,508	5,897,353
MEDNAX, Inc.*	65,797	4,765,677
Mettler-Toledo Int’l., Inc.*	18,926	6,906,471
ResMed, Inc.	98,802	6,247,250
Teleflex, Inc.	30,289	5,370,543
Other Securities	1,118,937	58,446,824

		93,474,532

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (13.0%)
Carlisle Cos., Inc.	44,810	$4,735,521
Huntington Ingalls Industries, Inc.	32,949	5,536,420
IDEX Corp.	52,877	4,341,202
Smith (A.O.) Corp.	52,551	4,630,269
Wabtec Corp.	63,252	4,442,188
Other Securities	2,652,668	115,253,341

		138,938,941

INFORMATION TECHNOLOGY (16.1%)
ANSYS, Inc.*	61,908	5,618,151
Broadridge Financial Solutions, Inc.	82,480	5,377,696
Cadence Design Systems, Inc.*	212,201	5,156,484
CDK Global, Inc.	108,799	6,037,257
Computer Sciences Corp.	97,902	4,860,834
Gartner, Inc.*	57,976	5,647,442
Henry (Jack) & Associates, Inc.	55,878	4,876,473
Synopsys, Inc.*	106,006	5,732,804
Trimble Navigation Ltd.*	175,572	4,276,934
Other Securities	4,376,433	125,246,689

		172,830,764

MATERIALS (6.9%)
Ashland, Inc.	43,279	4,967,131
Packaging Corp. of America	66,078	4,422,601
RPM International, Inc.	93,656	4,678,117
Valspar Corp.	51,496	5,563,113
Other Securities	1,338,963	54,041,183

		73,672,145

TELECOMMUNICATION SERVICES (0.2%)
Other Securities	66,548	1,973,814

UTILITIES (5.8%)
Aqua America, Inc.	124,832	4,451,509
Atmos Energy Corp.	72,095	5,862,765
OGE Energy Corp.	140,094	4,588,079
UGI Corp.	121,895	5,515,749
Westar Energy, Inc.	99,306	5,570,074
Other Securities	900,361	36,290,134

		62,278,310

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $843,603,576) 96.1%		1,030,267,530

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill (1)	A-1+	0.28 - 0.29	08/11/16 - 08/25/16	$7,000,000	$6,997,477

COMMERCIAL PAPER (2.3%)
Apple, Inc.†	A-1+	0.42	07/05/16	2,300,000	2,299,893
Microsoft Corp.†	A-1+	0.28	07/01/16	22,500,000	22,500,000

					24,799,893

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $31,797,370) 3.0%					31,797,370

TOTAL INVESTMENTS (Cost: $875,400,946) 99.1%					1,062,064,900

OTHER NET ASSETS 0.9%					9,556,591

NET ASSETS 100.0%					$1,071,621,491

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value

COMMON STOCKS:
FINANCIALS (95.3%)
iShares Core MSCI EAFE ETF	54,650	$2,835,789
iShares Core MSCI Europe ETF	393,284	15,530,785
iShares Core MSCI Pacific ETF	177,010	8,282,298
iShares Edge MSCI Emerging Markets ETF	179,014	9,235,332
iShares MSCI EAFE ETF	2,012,552	112,320,526
iShares MSCI EAFE Growth ETF	410,328	26,843,658
iShares MSCI EAFE Small-Cap ETF	177,935	8,594,261
iShares MSCI EAFE Value ETF	595,783	25,582,922
Vanguard FTSE Developed Markets ETF	2,129,980	75,316,093
Vanguard FTSE Europe ETF	424,630	19,813,236
Vanguard FTSE Pacific ETF	220,480	12,287,350

		316,642,250

TOTAL COMMON STOCKS
(Cost: $341,102,487) 95.3%		316,642,250

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.4%)
U.S. Treasury Bill	A-1+	0.26 - 0.29	08/11/16 - 08/25/16	$8,000,000	$7,997,167

COMMERCIAL PAPER (2.2%)
Precision Castparts Corp.†	A-1+	0.30	07/01/16	1,500,000	1,500,000
Wisconsin Power & Light	A-1	0.35	07/01/16	5,800,000	5,800,000

					7,300,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $15,297,167) 4.6%					15,297,167

TOTAL INVESTMENTS (Cost: $356,399,654) 99.9%					331,939,417

OTHER NET ASSETS 0.1%					220,822

NET ASSETS 100.0%					$332,160,239

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (6.8%)
Amazon.com, Inc.*	2,460	$1,760,425
CBS Corp. Cl B	18,667	1,016,231
Genuine Parts Co.	10,218	1,034,573
Lowe’s Cos., Inc.	13,118	1,038,552
Target Corp.	22,140	1,545,815
Viacom, Inc. Cl B	19,426	805,596
Other Securities	167,772	5,055,408

		12,256,600

CONSUMER STAPLES (5.7%)
Dr. Pepper Snapple Group, Inc.	13,516	1,306,051
PepsiCo, Inc.	15,783	1,672,051
Philip Morris Int’l., Inc.	12,466	1,268,042
Proctor & Gamble Co.	19,030	1,611,270
Sysco Corp.	20,076	1,018,656
Walgreens Boots Alliance, Inc.	12,563	1,046,121
Other Securities	30,252	2,343,846

		10,266,037

ENERGY (3.8%)
Chevron Corp.	17,596	1,844,589
Schlumberger Ltd.	12,747	1,008,033
Other Securities	76,602	3,991,488

		6,844,110

FINANCIALS (8.7%)
American Tower Corp.	6,739	765,618
Berkshire Hathaway, Inc. Cl B*	7,390	1,069,998
Capital One Financial Corp.	17,760	1,127,938
JPMorgan Chase & Co.	39,248	2,438,871
MetLife, Inc.	31,340	1,248,272
Wells Fargo & Co.	38,271	1,811,366
Other Securities	137,380	7,175,615

		15,637,678

HEALTH CARE (7.5%)
AbbVie, Inc.	16,342	1,011,733
Aetna, Inc.	10,563	1,290,059
Amgen, Inc.	9,871	1,501,873
Anthem, Inc.	7,620	1,000,811
Gilead Sciences, Inc.	14,801	1,234,699
McKesson Corp.	5,967	1,113,741
Merck & Co., Inc.	27,311	1,573,387

	Shares	Value

COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
PerkinElmer, Inc.	13,940	$730,735
Pfizer, Inc.	61,829	2,176,999
Other Securities	14,670	1,773,176

		13,407,213

INDUSTRIALS (5.3%)
Boeing Co.	9,304	1,208,310
Eaton Corp. PLC	17,571	1,049,516
FedEx Corp.	6,677	1,013,435
General Electric Co.	98,869	3,112,396
Northrop Grumman Corp.	4,501	1,000,482
Other Securities	37,825	2,107,033

		9,491,172

INFORMATION TECHNOLOGY (12.3%)
Alphabet, Inc. Cl A*	1,782	1,253,690
Alphabet, Inc. Cl C*	1,786	1,236,091
Apple, Inc.	37,390	3,574,484
Applied Materials, Inc.	45,004	1,078,746
CA, Inc.	40,115	1,316,975
Cisco Systems, Inc.	44,064	1,264,196
Facebook, Inc. Cl A*	14,703	1,680,259
Intel Corp.	50,920	1,670,176
Microsoft Corp.	61,268	3,135,084
Oracle Corp.	44,796	1,833,500
QUALCOMM, Inc.	19,121	1,024,312
Other Securities	97,750	3,013,876

		22,081,389

MATERIALS (1.6%)
Other Securities	86,716	2,862,337

TELECOMMUNICATION SERVICES (2.0%)
AT&T, Inc.	33,914	1,465,424
Verizon Communications, Inc.	28,004	1,563,743
Other Securities	17,319	502,424

		3,531,591

UTILITIES (1.4%)
Other Securities	38,225	2,514,877

TOTAL COMMON STOCKS
(Cost: $80,627,957) 55.1%		98,893,004

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (11.9%)
U.S. Treasury Note	AA+	0.50 - 2.13	03/31/17 - 02/15/26	$5,450,000	$5,553,212
U.S. Treasury Strip	AA+	0.00	11/15/21 - 08/15/29	18,550,000	15,760,813

					21,314,025

U.S. GOVERNMENT AGENCIES (11.8%)
MORTGAGE-BACKED OBLIGATIONS (11.5%)
FHARM	AA+	2.76 - 5.84	02/01/36 - 09/01/39	149,387	157,738
FHLMC	AA+	2.50 - 6.00	02/01/25 - 07/01/45	5,242,486	5,616,324
FHLMC Strip	AA+	3.00	01/15/43	373,119	389,142
FNMA	AA+	2.41 - 8.00	09/01/16 - 12/25/49	10,446,473	11,305,801
FNMA Strip	AA+	3.00	08/25/42	324,467	333,247

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
U.S. GOVERNMENT AGENCIES (CONTINUED)
MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
GNMA (2)	AA+	3.50 - 7.00	10/15/24 - 10/20/43	$2,370,763	$2,604,667
Other Securities				182,025	202,365

					20,609,284

NON-MORTGAGE-BACKED OBLIGATIONS (0.3%)
FHLMC	AA+	0.00	11/29/19	500,000	479,695

CORPORATE DEBT (17.0%)
CONSUMER DISCRETIONARY (3.3%)
Lowe’s Cos., Inc.	A-	3.12	04/15/22	300,000	320,700
Viacom, Inc.	BBB-	3.25	03/15/23	350,000	344,332
Other Securities				5,036,000	5,284,055

					5,949,087

CONSUMER STAPLES (1.2%)
Sysco Corp.	BBB+	2.60 - 3.75	06/12/22 - 10/01/25	400,000	412,405
Other Securities				1,625,000	1,696,842

					2,109,247

ENERGY (1.6%)
Other Securities				2,910,000	2,860,541

FINANCIALS (3.9%)
American Tower Corp.	BBB-	4.50	01/15/18	250,000	260,820
Capital One Financial Corp.	BBB	4.75	07/15/21	300,000	333,941
Other Securities				6,050,000	6,420,793

					7,015,554

HEALTH CARE (1.8%)
Anthem, Inc.	A	4.35	08/15/20	250,000	271,137
PerkinElmer, Inc.	BBB	5.00	11/15/21	300,000	332,606
Pfizer, Inc.	AA	6.05	03/30/17	300,000	311,499
Other Securities				2,165,000	2,317,568

					3,232,810

INDUSTRIALS (1.3%)
Other Securities				2,250,000	2,324,919

INFORMATION TECHNOLOGY (1.6%)
Applied Materials, Inc.	A-	3.90	10/01/25	350,000	388,072
Other Securities				2,385,000	2,504,388

					2,892,460

MATERIALS (1.2%)
Other Securities				2,200,000	2,200,497

TELECOMMUNICATION SERVICES (0.4%)
AT&T, Inc.	BBB+	3.00	06/30/22	350,000	358,426
Verizon Communications, Inc.	BBB+	4.50	09/15/20	325,000	360,736

					719,162

UTILITIES (0.7%)
Other Securities				1,240,000	1,330,906

TOTAL LONG-TERM DEBT SECURITIES (Cost: $68,930,033) 40.7%					73,038,187

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (2.5%)
Ralph Lauren Corp.†	A-1	0.40	07/01/16	$3,800,000	$3,800,000
Toyota Motor Credit Corp.	A-1+	0.43	07/12/16	600,000	599,921

					4,399,921

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,399,921) 2.5%					4,399,921

TOTAL INVESTMENTS (Cost: $153,957,911) 98.3%					176,331,112

OTHER NET ASSETS 1.7%					3,098,026

NET ASSETS 100.0%					$179,429,138

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.5%)	13,695,642	$20,473,684
Equity Index Fund (20.6%)	4,092,496	13,850,049
Mid-Cap Equity Index Fund (5.1%)	1,622,619	3,411,161
Mid-Term Bond Fund (40.9%)	25,364,837	27,383,523
Money Market Fund (2.9%)	1,649,080	1,972,792

TOTAL INVESTMENTS (Cost: $64,907,636) 100.0%		67,091,209

OTHER NET ASSETS -0.0% (3)		(275)

NET ASSETS 100.0%		$67,090,934

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (26.5%)	4,435,266	$6,630,302
Equity Index Fund (24.9%)	1,839,898	6,226,682
International Fund (2.9%)	1,005,933	733,739
Mid-Cap Equity Index Fund (7.9%)	938,601	1,973,180
Mid-Term Bond Fund (34.9%)	8,064,308	8,706,114
Money Market Fund (2.9%)	608,244	727,642

TOTAL INVESTMENTS (Cost: $23,584,627) 100.0%		24,997,659

OTHER NET ASSETS -0.0% (3)		(97)

NET ASSETS 100.0%		$24,997,562

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.2%)	24,470,045	$36,580,392
Equity Index Fund (28.2%)	12,068,310	40,842,238
International Fund (5.4%)	10,680,383	7,790,389
Mid-Cap Equity Index Fund (10.2%)	7,007,633	14,731,839
Mid-Term Bond Fund (29.0%)	39,048,036	42,155,712
Small Cap Growth Fund (1.0%)	1,124,988	1,467,610
Small Cap Value Fund (1.0%)	988,018	1,469,708

TOTAL INVESTMENTS (Cost: $133,248,931) 100.0%		145,037,888

OTHER NET ASSETS -0.0% (3)		(1,455)

NET ASSETS 100.0%		$145,036,433

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.0%)	63,898,782	$95,522,609
Equity Index Fund (33.1%)	37,471,014	126,811,466
International Fund (7.8%)	40,976,332	29,888,588
Mid-Cap Equity Index Fund (11.4%)	20,770,523	43,664,956
Mid-Term Bond Fund (18.4%)	65,175,370	70,362,416
Small Cap Growth Fund (2.0%)	5,930,684	7,736,909
Small Cap Value Fund (2.3%)	5,857,134	8,712,674

TOTAL INVESTMENTS (Cost: $350,051,113) 100.0%		382,699,618

OTHER NET ASSETS -0.0% (3)		(1,392)

NET ASSETS 100.0%		$382,698,226

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.7%)	69,142,911	$103,362,083
Equity Index Fund (38.0%)	49,110,227	166,201,534
International Fund (8.8%)	52,563,623	38,340,484
Mid-Cap Equity Index Fund (15.7%)	32,554,492	68,437,876
Mid-Term Bond Fund (7.5%)	30,172,072	32,573,346
Small Cap Growth Fund (3.0%)	10,128,597	13,213,323
Small Cap Value Fund (3.3%)	9,630,175	14,325,193

TOTAL INVESTMENTS (Cost: $391,811,465) 100.0%		436,453,839

OTHER NET ASSETS -0.0% (3)		(1,527)

NET ASSETS 100.0%		$436,452,312

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.4%)	55,882,024	$83,538,318
Equity Index Fund (40.3%)	42,478,596	143,758,400
International Fund (9.3%)	45,330,980	33,064,916
Mid-Cap Equity Index Fund (17.7%)	30,036,964	63,145,389
Small Cap Growth Fund (4.5%)	12,421,763	16,204,885
Small Cap Value Fund (4.8%)	11,509,826	17,121,234

TOTAL INVESTMENTS (Cost: $318,022,381) 100.0%		356,833,142

OTHER NET ASSETS -0.0% (3)		(1,239)

NET ASSETS 100.0%		$356,831,903

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (15.5%)	30,838,328	$46,100,371
Equity Index Fund (41.0%)	36,183,237	122,453,298
International Fund (11.2%)	45,887,030	33,470,505
Mid-Cap Equity Index Fund (20.7%)	29,423,621	61,855,984
Small Cap Growth Fund (5.8%)	13,263,991	17,303,619
Small Cap Value Fund (5.8%)	11,650,827	17,330,979

TOTAL INVESTMENTS (Cost: $266,012,843) 100.0%		298,514,756

OTHER NET ASSETS -0.0% (3)		(1,029)

NET ASSETS 100.0%		$298,513,727

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (12.2%)	19,799,034	$29,597,675
Equity Index Fund (39.0%)	27,962,539	94,632,361
International Fund (12.4%)	41,290,526	30,117,764
Mid-Cap Equity Index Fund (21.2%)	24,480,625	51,464,540
Small Cap Growth Fund (7.6%)	14,054,951	18,335,470
Small Cap Value Fund (7.6%)	12,345,166	18,363,829

TOTAL INVESTMENTS (Cost: $215,957,553) 100.0%		242,511,639

OTHER NET ASSETS -0.0% (3)		(867)

NET ASSETS 100.0%		$242,510,772

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (10.5%)	20,043,928	$29,963,768
Equity Index Fund (36.2%)	30,712,061	103,937,447
International Fund (13.9%)	54,497,629	39,751,170
Mid-Cap Equity Index Fund (22.0%)	29,974,094	63,013,219
Small Cap Growth Fund (8.6%)	18,818,167	24,549,352
Small Cap Value Fund (8.8%)	17,010,815	25,304,132

TOTAL INVESTMENTS (Cost: $251,481,032) 100.0%		286,519,088

OTHER NET ASSETS -0.0% (3)		(1,004)

NET ASSETS 100.0%		$286,518,084

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.5%)	6,847,350	$10,236,137
Equity Index Fund (35.2%)	12,506,310	42,324,542
International Fund (14.6%)	24,138,451	17,606,852
Mid-Cap Equity Index Fund (22.2%)	12,724,211	26,749,549
Small Cap Growth Fund (9.6%)	8,838,019	11,529,691
Small Cap Value Fund (9.9%)	7,961,217	11,842,565

TOTAL INVESTMENTS (Cost: $119,892,423) 100.0%		120,289,336

OTHER NET ASSETS -0.0% (3)		(293)

NET ASSETS 100.0%		$120,289,043

MUTUAL OF AMERICA INVESTMENT CORPORATION — CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.0%)	26,442,718	$39,529,351
Equity Index Fund (25.2%)	9,832,657	33,276,218
International Fund (4.9%)	8,847,347	6,453,352
Mid-Cap Equity Index Fund (5.1%)	3,211,806	6,752,038
Mid-Term Bond Fund (34.8%)	42,514,609	45,898,177

TOTAL INVESTMENTS (Cost: $124,041,973) 100.0%		131,909,136

OTHER NET ASSETS -0.0% (3)		(117)

NET ASSETS 100.0%		$131,909,019

MUTUAL OF AMERICA INVESTMENT CORPORATION — MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.9%)	54,964,259	$82,166,347
Equity Index Fund (35.1%)	34,338,314	116,209,609
International Fund (9.8%)	44,141,896	32,197,584
Mid-Cap Equity Index Fund (15.3%)	24,035,750	50,529,300
Mid-Term Bond Fund (14.9%)	45,448,363	49,065,417

TOTAL INVESTMENTS (Cost: $285,062,551) 100.0%		330,168,257

OTHER NET ASSETS -0.0% (3)		(215)

NET ASSETS 100.0%		$330,168,042

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (19.8%)	33,483,091	$50,054,040
Equity Index Fund (35.1%)	26,149,728	88,497,348
International Fund (14.6%)	50,413,646	36,772,268
Mid-Cap Equity Index Fund (20.3%)	24,409,568	51,315,160
Small Cap Growth Fund (5.1%)	9,945,487	12,974,444
Small Cap Value Fund (5.1%)	8,641,798	12,854,952

TOTAL INVESTMENTS (Cost: $206,729,177) 100.0%		252,468,212

OTHER NET ASSETS -0.0% (3)		(176)

NET ASSETS 100.0%		$252,468,036

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (14.7%)
U.S. Treasury Bill	A-1+	0.24	09/15/16	$2,000,000	$1,999,191
U.S. Treasury Bill	A-1+	0.25	09/01/16	1,000,000	999,611
U.S. Treasury Bill	A-1+	0.26	08/11/16	1,000,000	999,698
U.S. Treasury Bill	A-1+	0.28	08/11/16	2,100,000	2,099,318
U.S. Treasury Bill	A-1+	0.30	08/18/16	1,500,000	1,499,400
U.S. Treasury Bill	A-1+	0.34	08/25/16	1,500,000	1,499,221

					9,096,439

U.S. GOVERNMENT AGENCIES (9.0%)
FHLB	A-1+	0.31	08/05/16	1,900,000	1,899,427
FHLB	A-1+	0.36	07/27/16	260,000	259,933
FHLB	A-1+	0.40	08/08/16	2,000,000	1,999,155
FHLB	A-1+	0.40	09/16/16	1,400,000	1,399,041

					5,557,556

COMMERCIAL PAPER (76.3%)
Air Products & Chemicals†	A-1	0.37	07/01/16	1,000,000	1,000,000
Apple, Inc.†	A-1+	0.42	07/05/16	800,000	799,963
Archer-Daniels-Midland Co.†	A-1	0.42	07/14/16	1,200,000	1,199,818
Chevron Corp.†	A-1+	0.41	08/02/16	1,800,000	1,799,344
Emerson Electric Co.†	A-1	0.40	07/15/16	500,000	499,922
Emerson Electric Co.†	A-1	0.43	07/20/16	1,900,000	1,899,569
Exxon Mobil Corp.	A-1+	0.39	07/13/16	1,000,000	999,870
Exxon Mobil Corp.	A-1+	0.40	07/18/16	350,000	349,934
Exxon Mobil Corp.	A-1+	0.43	08/02/16	1,000,000	999,618
Grainger (W.W.), Inc.	A-1	0.39	07/08/16	2,300,000	2,299,826
Grainger (W.W.) Inc.	A-1+	0.41	07/26/16	472,000	471,866
Grainger (W.W.), Inc.	A-1+	0.42	07/21/16	1,040,000	1,039,757
Intercontinental Exchange, Inc.†	A-1	0.50	07/12/16	2,500,000	2,499,616
J.P. Morgan Securities LLC	A-1	0.50	08/09/16	350,000	349,810
J.P. Morgan Securities LLC	A-1	0.53	08/26/16	1,000,000	999,175
J.P. Morgan Securities LLC	A-1	0.55	08/24/16	900,000	899,257
Microsoft Corp.†	A-1+	0.40	07/27/16	598,000	597,827
Microsoft Corp.†	A-1+	0.40	08/03/16	1,150,000	1,149,578
Microsoft Corp.†	A-1+	0.44	08/03/16	750,000	749,697
National Rural Utilities	A-1	0.40	07/20/16	2,300,000	2,299,514
Nestle Capital Corp.†	A-1+	0.44	08/23/16	1,725,000	1,723,883
Novartis Finance Corp.†	A-1+	0.43	08/09/16	1,200,000	1,199,441
PepsiCo, Inc.†	A-1	0.40	08/17/16	2,300,000	2,298,799
Pfizer, Inc.†	A-1+	0.45	07/18/16	1,400,000	1,399,702
Pfizer, Inc.†	A-1+	0.46	07/25/16	1,100,000	1,099,663
QUALCOMM, Inc.†	A-1+	0.38	07/21/16	700,000	699,852
QUALCOMM, Inc.†	A-1+	0.43	07/07/16	1,550,000	1,549,889
Questar Corp.†	A-1	0.73	07/05/16	550,000	549,955
Ralph Lauren Corp.†	A-1	0.40	07/01/16	1,100,000	1,100,000
Simon Ppty. Group LP†	A-1	0.48	07/18/16	600,000	599,864
Simon Ppty. Group LP†	A-1	0.48	08/04/16	1,800,000	1,799,184
Toyota Motor Credit Corp.	A-1+	0.44	07/15/16	1,600,000	1,599,726
Travelers Cos., Inc.†	A-1	0.40	07/01/16	2,450,000	2,450,000
Unilever Capital Corp.†	A-1	0.38	08/01/16	1,000,000	999,673
Unilever Capital Corp.†	A-1	0.39	07/28/16	1,000,000	999,707

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES (CONTINUED):
COMMERCIAL PAPER (CONTINUED)
Washington Gas Light Co.	A-1	0.43	07/15/16	$2,400,000	$2,399,599
Wisconsin Gas Co.	A-1	0.42	07/06/16	1,700,000	1,699,901

					47,072,799

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $61,726,316) 100.0%					61,726,794

TOTAL INVESTMENTS (Cost: $61,726,316) 100.0%					61,726,794

OTHER NET ASSETS 0.0% (3)					22,390

NET ASSETS 100.0%					$61,749,184

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U. S. GOVERNMENT (29.2%)
U.S. Treasury Note	AA+	1.38 - 2.00	09/30/19 - 05/15/26	$86,500,000	$88,609,453
U.S. Treasury Strip	AA+	0.00	08/15/18	50,000,000	49,359,796

					137,969,249

U.S. GOVERNMENT AGENCIES (8.2%)
MORTGAGE-BACKED OBLIGATIONS (0.6%)
FHLMC	AA+	7.50 - 8.00	09/01/18 - 03/15/21	3,115	3,391
Small Business Administration (2)	AA+	2.51	03/10/26	3,000,000	3,099,282

					3,102,673

NON-MORTGAGE-BACKED OBLIGATIONS (7.6%)
FHLMC	AA+	0.00	11/29/19	13,500,000	12,951,765
FNMA	AA+	0.00	10/09/19	23,000,000	22,093,961
Other Securities				900,000	846,459

					35,892,185

CORPORATE DEBT (61.7%)
CONSUMER DISCRETIONARY (9.6%)
Advance Auto Parts, Inc.	BBB-	4.50 - 5.75	05/01/20 - 12/01/23	2,250,000	2,471,845
Expedia, Inc.	BBB-	5.95	08/15/20	2,000,000	2,237,138
Family Dollar Stores, Inc.	BBB	5.00	02/01/21	2,000,000	2,120,000
Kohl’s Corp.	BBB	3.25 - 4.00	11/01/21 - 02/01/23	2,025,000	2,087,657
NVR, Inc.	BBB+	3.95	09/15/22	2,000,000	2,119,692
Omnicom Group, Inc.	BBB+	3.63	05/01/22	2,000,000	2,125,002
Tupperware Brands Corp.	BBB-	4.75	06/01/21	2,000,000	2,151,262
Wyndham Worldwide Corp.	BBB-	2.95	03/01/17	2,160,000	2,178,086
Other Securities				27,310,000	27,943,602

					45,434,284

CONSUMER STAPLES (4.3%)
Flowers Foods, Inc.	BBB	4.38	04/01/22	2,000,000	2,175,946
Kroger Co.	BBB	2.95	11/01/21	2,000,000	2,101,338
Mead Johnson Nutrition Co.	BBB-	4.90	11/01/19	3,075,000	3,389,726
Other Securities				12,500,000	12,486,324

					20,153,334

ENERGY (4.4%)
Noble Energy, Inc.	BBB	4.15	12/15/21	2,000,000	2,102,948
Other Securities				19,404,000	18,682,247

					20,785,195

FINANCIALS (15.9%)
Aflac, Inc.	A-	2.65 - 3.63	02/15/17 - 06/15/23	2,050,000	2,104,957
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,227,172
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	2,000,000	2,153,420
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,184,976
Block Financial LLC	BBB	5.50	11/01/22	2,472,000	2,672,939
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,226,274
Fifth Third Bancorp	BBB	4.30	01/16/24	2,000,000	2,130,130
First Tennessee Bank	BBB-	2.95	12/01/19	2,200,000	2,210,030
Healthcare Realty Trust	BBB-	5.75	01/15/21	2,000,000	2,244,320
Moody’s Corp.	BBB+	5.50	09/01/20	2,000,000	2,277,786
Nasdaq, Inc.	BBB	5.55	01/15/20	2,150,000	2,378,149
Vornado Realty LP	BBB	2.50 - 5.00	06/30/19 - 01/15/22	2,000,000	2,143,893
Other Securities				47,255,000	48,350,657

					75,304,703

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
HEALTH CARE (6.9%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	$2,000,000	$2,204,592
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,212,844
PerkinElmer, Inc.	BBB	5.00	11/15/21	2,000,000	2,217,376
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,000,000	2,193,430
Thermo Fisher Scientific, Inc.	BBB	3.60 - 4.50	03/01/21 - 08/15/21	2,000,000	2,189,792
Other Securities				20,750,000	21,304,907

					32,322,941

INDUSTRIALS (5.6%)
Equifax, Inc.	BBB+	3.30	12/15/22	2,000,000	2,111,580
GATX Corp.	BBB	6.00	02/15/18	2,050,000	2,180,692
Harsco Corp.	BB-	5.75	05/15/18	2,250,000	2,120,625
L-3 Communications Corp.	BBB-	5.20	10/15/19	2,000,000	2,177,504
Valmont Industries, Inc.	BBB+	6.63	04/20/20	2,000,000	2,264,228
Verisk Analytics, Inc.	BBB-	4.13	09/12/22	2,000,000	2,129,592
Other Securities				12,985,000	13,304,148

					26,288,369

INFORMATION TECHNOLOGY (7.6%)
Adobe Systems, Inc.	A-	4.75	02/01/20	2,000,000	2,211,024
eBay, Inc.	BBB+	2.88	08/01/21	2,100,000	2,168,697
Fiserv, Inc.	BBB	4.75	06/15/21	1,900,000	2,109,234
Juniper Networks, Inc.	BBB	4.50 - 4.60	03/15/21 - 03/15/24	2,100,000	2,232,826
Lexmark International, Inc.	BBB-	6.65	06/01/18	2,000,000	2,128,458
Other Securities				24,687,000	25,231,851

					36,082,090

MATERIALS (4.2%)
Alcoa, Inc.	BBB-	6.75	07/15/18	2,000,000	2,165,000
Kinross Gold Corp.	BB+	3.63	09/01/16 - 09/01/21	2,750,000	2,739,853
Other Securities				14,687,000	14,740,396

					19,645,249

TELECOMMUNICATION SERVICES (0.9%)
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,219,912
Other Securities				2,000,000	2,039,622

					4,259,534

UTILITIES (2.3%)
Entergy Corp.	BBB-	4.70 - 5.13	01/15/17 - 09/15/20	2,000,000	2,142,520
National Fuel Gas Co.	BBB	4.90	12/01/21	2,000,000	2,105,336
SCANA Corp.	BBB	4.75	05/15/21	2,000,000	2,134,766
Other Securities				4,400,000	4,265,524

					10,648,146

TOTAL LONG-TERM DEBT SECURITIES (Cost: $457,012,362) 99.1%					467,887,952

SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.2%)
Ralph Lauren Corp.†	A-1	0.40	07/01/16	800,000	800,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $800,000) 0.2%					800,000

TOTAL INVESTMENTS (Cost: $457,812,362) 99.3%					468,687,952

OTHER NET ASSETS 0.7%					3,193,592

NET ASSETS 100.0%					$471,881,544

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (8.5%)
U.S. Treasury Note	AA+	1.63 - 2.25	11/15/25 - 05/15/26	$5,000,000	$5,113,829
U.S. Treasury Strip	AA+	0.00	08/15/25 - 08/15/37	110,000,000	85,930,169

					91,043,998

U.S. GOVERNMENT AGENCIES (28.2%)
MORTGAGE-BACKED OBLIGATIONS (26.8%)
FHARM	AA+	2.76 - 5.84	02/01/36 - 04/01/42	1,585,328	1,667,260
FHLMC	AA+	2.50 - 6.00	03/01/21 - 09/01/45	91,911,934	97,753,360
FHLMC Strip	AA+	3.00	01/15/43	2,238,717	2,334,851
FNMA	AA+	2.25 - 8.00	09/01/16 - 12/25/49	133,952,832	144,038,149
FNMA Strip	AA+	3.00	08/25/42	1,802,597	1,851,375
GNMA (2)	AA+	2.68 - 7.00	4/15/24 - 10/16/47	35,554,029	38,506,135
Other Securities				1,001,136	1,113,006

					287,264,136

NON-MORTGAGE-BACKED OBLIGATIONS (1.4%)
FHLMC	AA+	0.00	11/29/19	11,000,000	10,553,290
FNMA	AA+	0.00	10/09/19	5,050,000	4,851,065

					15,404,355

CORPORATE DEBT (61.9%)
CONSUMER DISCRETIONARY (9.6%)
Advance Auto Parts, Inc.	BBB-	4.50 - 5.75	05/01/20 - 12/01/23	5,000,000	5,480,734
AutoZone, Inc.	BBB	3.25 - 4.00	11/15/20 - 04/15/25	5,700,000	6,048,428
Gap, Inc.	BB+	5.95	04/12/21	5,000,000	5,214,850
Harman Int’l. Industries, Inc.	BBB-	4.15	05/15/25	5,000,000	5,214,355
Scripps Networks Interactive, Inc.	BBB	3.50	06/15/22	5,000,000	5,182,280
Viacom, Inc.	BBB-	3.25	03/15/23	5,000,000	4,919,035
Other Securities				68,074,000	71,490,681

					103,550,363

CONSUMER STAPLES (3.5%)
Kroger Co.	BBB	2.95	11/01/21	4,800,000	5,043,211
Whole Foods Market, Inc.†	BBB-	5.20	12/03/25	5,000,000	5,390,925
Other Securities				26,250,000	27,409,322

					37,843,458

ENERGY (4.9%)
Kinder Morgan Energy Partners	BBB-	4.30	05/01/24	5,000,000	5,042,950
Other Securities				48,350,000	47,318,464

					52,361,414

FINANCIALS (16.7%)
Alleghany Corp.	BBB+	4.95 - 5.63	09/15/20 - 06/27/22	5,000,000	5,586,269
American Express Co.	BBB	3.63	12/05/24	5,000,000	5,128,055
American Int’l. Group, Inc.	A-	3.75	07/10/25	5,000,000	5,096,025
American Tower Corp.	BBB-	4.50	01/15/18	5,000,000	5,216,400
Bank of America Corp.	BBB	3.95	04/21/25	5,000,000	5,091,725
Block Financial LLC	BBB	5.25 - 5.50	11/01/22 - 10/01/25	5,250,000	5,649,074
Citigroup, Inc.	BBB	3.88	03/26/25	5,000,000	5,050,550
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	5,000,000	5,020,790
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,500,000	1,619,886
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	3,500,000	3,531,021
Fifth Third Bancorp	BBB	4.30	01/16/24	5,000,000	5,325,325
First Tennessee Bank	BBB-	2.95	12/01/19	5,000,000	5,022,795
HCP, Inc.	BBB	3.40 - 6.00	01/30/17 - 02/01/25	5,000,000	4,908,705
Hospitality Properties Trust	BBB-	5.00	08/15/22	4,550,000	4,889,830
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	5,000,000	5,176,685
JPMorgan Chase Bank NA	A-	6.00	10/01/17	2,000,000	2,112,422
Lincoln National Corp.	A-	4.00 - 4.85	06/24/21 - 09/01/23	5,000,000	5,264,294

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (CONTINUED)
Mack-Cali Realty LP	BBB-	4.50	04/18/22	$5,000,000	$5,099,650
Wells Fargo & Co.	A-	3.45 - 4.13	02/13/23 - 08/15/23	5,000,000	5,215,511
Other Securities				84,341,000	89,477,441

					179,482,453

HEALTH CARE (6.7%)
Anthem, Inc.	A	3.30 - 4.35	08/15/20 - 01/15/23	5,539,000	5,824,618
Biogen Idec, Inc.	A-	4.05 - 6.88	03/01/18 - 09/15/25	5,000,000	5,412,138
Humana, Inc.	A-	3.85 - 7.20	06/15/18 - 10/01/24	5,000,000	5,418,701
Owens & Minor, Inc.	BBB	3.88 - 4.38	09/15/21 - 12/15/24	5,000,000	5,121,917
Quest Diagnostics, Inc.	BBB+	3.50 - 4.75	01/30/20 - 03/30/25	4,700,000	5,109,670
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	5,000,000	5,125,000
Other Securities				37,000,000	39,695,411

					71,707,455

INDUSTRIALS (4.5%)
Verisk Analytics, Inc.	BBB-	4.00	06/15/25	5,000,000	5,251,590
Other Securities				41,550,000	42,918,446

					48,170,036

INFORMATION TECHNOLOGY (7.4%)
Applied Materials, Inc.	A-	3.90	10/01/25	5,000,000	5,543,890
Arrow Electronics, Inc.	BBB-	4.00 - 6.88	06/01/18 - 04/01/25	5,000,000	5,315,706
eBay, Inc.	BBB+	2.88	08/01/21	5,000,000	5,163,565
Fidelity Nat’l. Information	BBB	3.88	06/05/24	5,000,000	5,286,375
Juniper Networks, Inc.	BBB	4.50 - 4.60	03/15/21 - 03/15/24	5,000,000	5,324,358
Keysight Technologies, Inc.	BBB-	4.55	10/30/24	5,000,000	5,094,860
Lam Research Corp.	BBB	2.75	03/15/20	5,000,000	5,109,620
Other Securities				40,868,000	42,697,208

					79,535,582

MATERIALS (5.7%)
Domtar Corp.	BBB-	4.40	04/01/22	5,000,000	5,184,775
Dow Chemical Co.	BBB	3.50	10/01/24	4,800,000	5,095,037
Valspar Corp.	BBB	3.95	01/15/26	5,000,000	5,265,180
Other Securities				46,100,000	45,972,759

					61,517,751

TELECOMMUNICATION SERVICES (0.7%)
AT&T, Inc.	BBB+	3.00	02/15/22 - 06/30/22	5,000,000	5,103,318
Other Securities				2,000,000	2,219,912

					7,323,230

UTILITIES (2.2%)
National Fuel Gas Co.	BBB	4.90 - 5.20	12/01/21 - 07/15/25	5,000,000	5,232,324
SCANA Corp.	BBB	4.13 - 4.75	05/15/21 - 02/01/22	5,000,000	5,223,203
Other Securities				13,225,000	13,584,807

					24,040,334

SOVEREIGN DEBT (0.4%)
Sri Lanka AID	NR	6.59	09/15/28	3,056,968	3,874,003

TOTAL LONG-TERM DEBT SECURITIES (Cost: $1,023,062,495) 99.0%					1,063,118,568

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.7%)
Ralph Lauren Corp.†	A-1	0.40	07/01/16	$7,100,000	$7,100,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,100,000) 0.7%					7,100,000

TOTAL INVESTMENTS (Cost: $1,030,162,495) 99.7%					1,070,218,568

OTHER NET ASSETS 0.3%					3,453,005

NET ASSETS 100.0%					$1,073,671,573

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO SUMMARY PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Abbreviations:	FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

“Other Securities” represent securities in the respective category that individually, or in the aggregate by issuer, do not exceed 1% of net assets.

*	Non-income producing security.

**	Ratings as per Standard & Poor’s Corporation (unaudited).

†	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$26,400,000	1.4%
ALL AMERICA FUND	$5,400,000	1.9%
SMALL CAP VALUE FUND	$4,700,000	1.2%
SMALL CAP GROWTH FUND	$4,300,000	1.1%
MID CAP VALUE FUND	$2,900,000	3.4%
MID-CAP EQUITY INDEX FUND	$24,799,893	2.3%
INTERNATIONAL FUND	$1,500,000	0.5%
COMPOSITE FUND	$4,794,809	2.7%
MONEY MARKET FUND	$30,664,946	49.7%
MID-TERM BOND FUND	$6,792,307	1.4%
BOND FUND	$24,069,215	2.2%

(1)	This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of June 30, 2016, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	436	E-mini S&P 500 Stock Index	P	September 2016	$45,566,360	$161,461	2.3%
ALL AMERICA FUND	47	E-mini S&P 500 Stock Index	P	September 2016	$4,911,970	$8,025	1.7%
MID-CAP EQUITY INDEX FUND	279	E-mini S&P MidCap 400 Stock Index	P	September 2016	$41,654,700	$(33,417)	3.9%

(a)	Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)	U.S. Government guaranteed security.

(3)	Percentage is less than 0.05%.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016 (Unaudited)

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund
ASSETS:
Investments at fair value

(Cost:  Equity Index Fund — $1,282,446,229

All America Fund — $229,723,770

Small Cap Value Fund — $318,092,711

Small Cap Growth Fund — $355,582,068

Mid Cap Value Fund — $72,286,513

Mid-Cap Equity Index Fund — $875,400,946

International Fund — $356,399,654

Composite Fund — $153,957,911

Retirement Income Fund — $64,907,636

2010 Retirement Fund — $23,584,627

2015 Retirement Fund — $133,248,931

2020 Retirement Fund — $350,051,113

2025 Retirement Fund — $391,811,465)

(Notes 1 and 3)	$1,943,197,240	$285,617,234	$387,723,875	$394,969,704	$85,372,114	$1,062,064,900
Cash	—	3,074,618	155,485	588,594	66,733	—
Interest and dividends receivable	2,134,923	320,629	360,786	183,658	128,181	1,081,717
Receivable for securities sold	1,499,475	1,024,932	1,230,302	4,805,610	—	12,538,986
Receivable for daily variation on future contracts	516,685	54,920	—	—	—	644,006
Shareholder subscriptions receivable	830,392	105,450	141,902	125,019	138,038	543,730
Other receivables	—	—	—	—	—	—

TOTAL ASSETS	1,948,178,715	290,197,783	389,612,350	400,672,585	85,705,066	1,076,873,339

LIABILITIES:
Due to custodian bank	563,543	—	—	—	—	259,404
Payable for securities purchased	2,250,564	1,430,052	763,082	5,484,409	609,632	4,984,345
Shareholder redemptions payable	—	—	—	—	—	—
Accrued expenses	10,722	3,931	16,979	17,218	2,978	8,099

TOTAL LIABILITIES:	2,824,829	1,433,983	780,061	5,501,627	612,610	5,251,848

NET ASSETS	$1,945,353,886	$288,763,800	$388,832,289	$395,170,958	$85,092,456	$1,071,621,491

NUMBER OF SHARES OUTSTANDING (Note 4)	574,824,844	126,965,959	261,394,226	302,916,171	55,923,390	509,748,315

NET ASSET VALUES, offering and redemption price per share	$3.38	$2.27	$1.49	$1.30	$1.52	$2.10

COMPONENTS OF NET ASSETS:
Paid-in capital	$1,182,727,474	$189,281,742	$300,802,812	$321,276,923	$64,625,179	$741,325,832
Accumulated undistributed net investment income (loss)	53,446,851	6,029,550	6,213,963	—	1,714,955	20,912,154
Accumulated undistributed net realized gain (loss) on investments and futures contracts	48,267,089	37,551,019	12,184,350	34,506,399	5,666,721	122,752,968
Net unrealized appreciation (depreciation) of investments and futures contracts	660,912,472	55,901,489	69,631,164	39,387,636	13,085,601	186,630,537

NET ASSETS	$1,945,353,886	$288,763,800	$388,832,289	$395,170,958	$85,092,456	$1,071,621,491

The accompanying notes are an integral part of these financial statements.

International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund

$331,939,417	$176,331,112	$67,091,209	$24,997,659	$145,037,888	$382,699,618	$436,453,839
24,786	1,430,962	—	—	—	—	—
—	520,763	—	—	—	—	—
—	19,672,824	—	—	—	—	—
—	—	—	—	—	—	—
199,052	—	—	—	—	—	—
—	—	—	—	—	—	—

332,163,255	197,955,661	67,091,209	24,997,659	145,037,888	382,699,618	436,453,839

—	—	—	—	—	—	—
—	18,519,790	—	—	—	—	—
—	4,581	—	—	—	—	—
3,016	2,152	275	97	1,455	1,392	1,527

3,016	18,526,523	275	97	1,455	1,392	1,527

$332,160,239	$179,429,138	$67,090,934	$24,997,562	$145,036,433	$382,698,226	$436,452,312

455,381,469	88,731,653	57,211,888	23,662,197	132,791,042	328,925,184	358,884,662

$0.73	$2.02	$1.17	$1.06	$1.09	$1.16	$1.22

$342,974,613	$126,794,094	$61,231,477	$21,204,504	$119,221,613	$324,970,868	$365,393,459
13,802,080	5,457,474	1,417,706	579,461	3,360,634	7,495,794	7,530,298
(156,217)	24,804,369	2,258,178	1,800,565	10,665,229	17,583,059	18,886,181
(24,460,237)	22,373,201	2,183,573	1,413,032	11,788,957	32,648,505	44,642,374

$332,160,239	$179,429,138	$67,090,934	$24,997,562	$145,036,433	$382,698,226	$436,452,312

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

June 30, 2016 (Unaudited)

	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund
ASSETS:
Investments at fair value
(Cost: 2030 Retirement Fund — $318,022,381
2035 Retirement Fund — $266,012,843
2040 Retirement Fund — $215,957,553
2045 Retirement Fund — $251,481,032
2050 Retirement Fund — $119,892,423
Conservative Allocation Fund — $124,041,973
Moderate Allocation Fund — $285,062,551
Aggressive Allocation Fund — $206,729,177
Money Market Fund — $61,726,316
Mid-Term Bond Fund — $457,812,362
Bond Fund — $1,030,162,495)
(Notes 1 and 3)	$356,833,142	$298,514,756	$242,511,639	$286,519,088	$120,289,336
Cash	—	—	—	—	—
Interest and dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	—	—
Receivable for daily variation on future contracts	—	—	—	—	—
Shareholder subscriptions receivable	—	—	—	—	—
Other receivables	—	—	—	—	—

TOTAL ASSETS	356,833,142	298,514,756	242,511,639	286,519,088	120,289,336

LIABILITIES:
Due to custodian bank	—	—	—	—	—
Payable for securities purchased	—	—	—	—	—
Shareholder redemptions payable	—	—	—	—	—
Accrued expenses	1,239	1,029	867	1,004	293

TOTAL LIABILITIES	1,239	1,029	867	1,004	293

NET ASSETS	$356,831,903	$298,513,727	$242,510,772	$286,518,084	$120,289,043

NUMBER OF SHARES OUTSTANDING (Note 4)	286,304,792	239,592,867	196,658,278	233,177,905	86,200,478

NET ASSET VALUES, offering and redemption price per share	$1.25	$1.25	$1.23	$1.23	$1.40

COMPONENTS OF NET ASSETS:
Paid-in capital	$293,129,988	$244,338,297	$196,577,160	$229,353,240	$114,490,689
Accumulated undistributed net investment income (loss)	5,967,073	4,653,592	3,629,694	4,323,009	1,305,214
Accumulated undistributed net realized gain (loss) on investments and futures contracts	18,924,081	17,019,925	15,749,832	17,803,779	4,096,227
Net unrealized appreciation (depreciation) of investments and futures contracts	38,810,761	32,501,913	26,554,086	35,038,056	396,913

NET ASSETS	$356,831,903	$298,513,727	$242,510,772	$286,518,084	$120,289,043

The accompanying notes are an integral part of these financial statements.

Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund

$131,909,136	$330,168,257	$252,468,212	$61,726,794	$468,687,952	$1,070,218,568
—	—	—	208,398	8,163,673	2,479,552
—	—	—	—	2,989,719	7,734,051
—	—	—	—	—	2,814
—	—	—	—	—	—
—	—	—	—	164,407	—
—	—	—	—	5,496	—

131,909,136	330,168,257	252,468,212	61,935,192	480,011,247	1,080,434,985

—	—	—	—	—	—
—	—	—	—	8,129,703	6,505,848
—	—	—	185,023	—	242,910
117	215	176	985	—	14,654

117	215	176	186,008	8,129,703	6,763,412

$131,909,019	$330,168,042	$252,468,036	$61,749,184	$471,881,544	$1,073,671,573

105,484,314	224,356,138	151,538,193	51,616,858	437,095,058	718,220,506

$1.25	$1.47	$1.67	$1.20	$1.08	$1.49

$116,840,928	$264,029,113	$185,122,287	$61,714,677	$441,799,039	$984,413,634
3,062,120	7,136,729	5,034,207	35,685	17,805,824	45,400,426
4,138,808	13,896,494	16,572,507	(1,656)	1,401,091	3,801,440
7,867,163	45,105,706	45,739,035	478	10,875,590	40,056,073

$131,909,019	$330,168,042	$252,468,036	$61,749,184	$471,881,544	$1,073,671,573

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2016 (Unaudited)

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$20,495,055	$2,871,282	$3,827,702	$1,483,252	$849,371
Interest	97,536	9,876	28,634	35,339	4,627

Total income	20,592,591	2,881,158	3,856,336	1,518,591	853,998

EXPENSES:
Investment advisory fees (Note 2)	687,024	558,581	1,373,715	1,391,584	218,188
Other operating expenses:
Accounting and recordkeeping expenses	187,918	55,057	39,342	41,371	12,429
Shareholders reports	8,724	10,505	8,726	9,029	7,688
Custodian expenses	30,993	35,321	6,999	8,488	4,138
Independent directors’ fees and expenses	70,530	10,836	14,312	15,003	3,424
Audit	29,734	10,445	9,423	10,184	3,300
Legal and Compliance	50,725	17,818	16,075	17,374	5,631
Administrative	170,883	26,253	34,679	36,351	8,296
Licenses	32,241	2,972	—	—	—
Other	28,742	4,416	5,833	6,114	1,395

Total operating expenses	610,490	173,623	135,389	143,914	46,301

Total expenses before reimbursement	1,297,514	732,204	1,509,104	1,535,498	264,489
Fee waiver and expense reimbursement (Note 2)	—	—	—	—	—

Net Expenses	1,297,514	732,204	1,509,104	1,535,498	264,489

Net Investment Income (Loss)	19,295,077	2,148,954	2,347,232	(16,907)	589,509

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	21,230,382	27,625,097	6,604,366	(4,845,544)	1,036,094
Futures contracts	845,833	(35,267)	—	—	—

	22,076,215	27,589,830	6,604,366	(4,845,544)	1,036,094

Change in net unrealized appreciation (depreciation) of:
Investment securities	28,454,117	(22,813,642)	3,927,025	116,780	1,939,317
Futures contracts	340,227	40,619	—	—	—

	28,794,344	(22,773,023)	3,927,025	116,780	1,939,317

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	50,870,559	4,816,807	10,531,391	(4,728,764)	2,975,411

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$70,165,636	$6,965,761	$12,878,623	$(4,745,671)	$3,564,920

(a)	The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

The accompanying notes are an integral part of these financial statements.

Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$8,167,320	$6,341,566	$1,016,888	$—		$—		$—		$—		$—
74,010	13,676	1,236,899	—		—		—		—		—

8,241,330	6,355,242	2,253,787	—		—		—		—		—

368,118	116,842	350,372	16,038	(a)	6,200	(a)	35,643	(a)	90,414	(a)	100,677	(a)

104,900	26,427	33,932	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
8,622	6,516	9,979	6,915	(a)	7,267	(a)	7,751	(a)	7,127	(a)	6,936	(a)
36,701	2,494	12,925	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
37,809	10,720	7,385	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
19,328	833	7,118	2,415	(a)	978	(a)	6,216	(a)	14,507	(a)	15,716	(a)
32,973	1,420	12,143	2,946	(a)	1,194	(a)	7,583	(a)	17,698	(a)	19,172	(a)
91,604	25,973	17,892	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
17,283	—	—	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
15,407	4,368	3,009	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

364,627	78,751	104,383	12,276		9,439		21,550		39,332		41,824

732,745	195,593	454,755	28,314		15,639		57,193		129,746		142,501
—	—	—	—		(9,439)		—		—		—

732,745	195,593	454,755	28,314		6,200		57,193		129,746		142,501

7,508,585	6,159,649	1,799,032	(28,314)		(6,200)		(57,193)		(129,746)		(142,501)

52,032,554	1,581,452	16,675,805	138,642		388,260		1,769,595		2,996,169		2,281,943
2,930,531	—	—	—		—		—		—		—

54,963,085	1,581,452	16,675,805	138,642		388,260		1,769,595		2,996,169		2,281,943

13,823,921	(15,168,727)	(12,890,094)	2,915,523		724,784		4,524,280		12,469,084		15,233,495
293,510	—	—	—		—		—		—		—

14,117,431	(15,168,727)	(12,890,094)	2,915,523		724,784		4,524,280		12,469,084		15,233,495

69,080,516	(13,587,275)	3,785,711	3,054,165		1,113,044		6,293,875		15,465,253		17,515,438

$76,589,101	$(7,427,626)	$5,584,743	$3,025,851		$1,106,844		$6,236,682		$15,335,507		$17,372,937

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (Continued)

For the Six Months Ended June 30, 2016 (Unaudited)

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund
INVESTMENT INCOME AND EXPENSES:
INCOME:
Dividends	$—		$—		$—		$—
Interest	—		—		—		—

Total income	—		—		—		—

EXPENSES:
Investment advisory fees (Note 2)	82,848	(a)	68,708	(a)	56,081	(a)	66,478	(a)
Other operating expenses:
Accounting and recordkeeping expenses	—	(a)	—	(a)	—	(a)	—	(a)
Shareholders reports	6,746	(a)	6,790	(a)	6,875	(a)	6,889	(a)
Custodian expenses	—	(a)	—	(a)	—	(a)	—	(a)
Independent directors’ fees and expenses	—	(a)	—	(a)	—	(a)	—	(a)
Audit	13,211	(a)	11,031	(a)	9,121	(a)	10,828	(a)
Legal and Compliance	16,117	(a)	13,457	(a)	11,127	(a)	13,210	(a)
Administrative	—	(a)	—	(a)	—	(a)	—	(a)
Licenses	—	(a)	—	(a)	—	(a)	—	(a)
Other	—	(a)	—	(a)	—	(a)	—	(a)

Total operating expenses	36,074		31,278		27,123		30,927

Total expenses before reimbursement	118,922		99,986		83,204		97,405
Fee waiver and expense reimbursement (Note 2)	—		—		—		—

Net Expenses	118,922		99,986		83,204		97,405

Net Investment Income (Loss)	(118,922)		(99,986)		(83,204)		(97,405)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on:
Investment securities	2,951,405		2,157,407		2,449,769		2,049,359
Futures contracts	—		—		—		—

	2,951,405		2,157,407		2,449,769		2,049,359

Change in net unrealized appreciation (depreciation) of:
Investment securities	11,206,936		9,179,196		6,361,307		7,805,785
Futures contracts	—		—		—		—

	11,206,936		9,179,196		6,361,307		7,805,785

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	14,158,341		11,336,603		8,811,076		9,855,144

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,039,419		$11,236,617		$8,727,872		$9,757,739

(a)	The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds will also continue to bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

The accompanying notes are an integral part of these financial statements.

2050 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$—		$—		$—		$—		$—	$—	$—
—		—		—		—		124,123	6,739,218	18,485,987

—		—		—		—		124,123	6,739,218	18,485,987

25,800	(a)	—	(a)	—	(a)	—	(a)	47,494	910,819	2,002,582

—	(a)	—	(a)	—	(a)	—	(a)	8,708	50,477	113,894
6,043	(a)	7,182	(a)	7,169	(a)	7,345	(a)	7,561	9,046	10,666
—	(a)	—	(a)	—	(a)	—	(a)	7,740	4,315	13,843
—	(a)	—	(a)	—	(a)	—	(a)	2,690	17,135	37,856
3,603	(a)	5,526	(a)	13,106	(a)	10,387	(a)	2,451	6,892	14,985
4,395	(a)	6,743	(a)	15,989	(a)	12,671	(a)	4,181	11,756	25,562
—	(a)	—	(a)	—	(a)	—	(a)	6,517	41,515	91,719
—	(a)	—	(a)	—	(a)	—	(a)	—	—	—
—	(a)	—	(a)	—	(a)	—	(a)	1,096	6,983	15,427

14,041		19,451		36,264		30,403		40,944	148,119	323,952

39,841		19,451		36,264		30,403		88,438	1,058,938	2,326,534
—		—		—		—		—	—	—

39,841		19,451		36,264		30,403		88,438	1,058,938	2,326,534

(39,841)		(19,451)		(36,264)		(30,403)		35,685	5,680,280	16,159,453

345,198		624,451		2,960,824		4,619,837		(214)	704,510	2,209,928
—		—		—		—		—	—	—

345,198		624,451		2,960,824		4,619,837		(214)	704,510	2,209,928

3,886,937		5,083,425		11,023,338		4,823,284		(607)	13,509,869	42,694,331
—		—		—		—		—	—	—

3,886,937		5,083,425		11,023,338		4,823,284		(607)	13,509,869	42,694,331

4,232,135		5,707,876		13,984,162		9,443,121		(821)	14,214,379	44,904,259

$4,192,294		$5,688,425		$13,947,898		$9,412,718		$34,864	$19,894,659	$61,063,712

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund		All America Fund
	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$19,295,077	$35,259,619	$2,148,954	$4,112,031
Net realized gain (loss) on investments and futures contracts	22,076,215	37,927,338	27,589,830	16,404,603
Change in net unrealized appreciation (depreciation) of investments and futures contracts	28,794,344	(50,421,811)	(22,773,023)	(20,193,366)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	70,165,636	22,765,146	6,965,761	323,268

DISTRIBUTIONS (Notes 1 and 5)
From net investment income	—	(29,188,647)	—	(4,193,905)
From net realized gains	—	(65,074,652)	—	(19,549,735)

Total distributions	—	(94,263,299)	—	(23,743,640)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	85,820,144	204,460,581	1,977,065	4,787,618
Dividends reinvested	—	94,263,299	—	23,743,640
Cost of shares redeemed	(64,854,137)	(162,113,848)	(14,976,151)	(34,496,884)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	20,966,007	136,610,032	(12,999,086)	(5,965,626)

INCREASE (DECREASE) IN NET ASSETS	91,131,643	65,111,879	(6,033,325)	(29,385,998)
NET ASSETS, BEGINNING OF PERIOD	1,854,222,243	1,789,110,364	294,797,125	324,183,123

NET ASSETS, END OF PERIOD	$1,945,353,886	$1,854,222,243	$288,763,800	$294,797,125

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$53,446,851	$34,349,119	$6,029,550	$3,873,755

OTHER INFORMATION:
Shares outstanding at the beginning of period	568,528,724	524,974,834	132,899,216	134,209,249

Shares sold	26,463,611	60,445,948	919,668	1,997,801
Shares issued as reinvestment of dividends	—	30,604,709	—	11,136,977
Shares redeemed	(20,167,491)	(47,496,767)	(6,852,925)	(14,444,811)

Net increase (decrease)	6,296,120	43,553,890	(5,933,257)	(1,310,033)

Shares outstanding at the end of period	574,824,844	568,528,724	126,965,959	132,899,216

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund		Small Cap Growth Fund		Mid Cap Value Fund		Mid-Cap Equity Index Fund
For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015

$2,347,232	$4,461,545	$(16,907)	$(496,788)	$589,509	$1,301,152	$7,508,585	$14,666,361
6,604,366	6,017,598	(4,845,544)	39,518,825	1,036,094	4,517,447	54,963,085	71,340,246

3,927,025	(23,441,857)	116,780	(49,504,619)	1,939,317	(8,503,711)	14,117,431	(109,187,366)

12,878,623	(12,962,714)	(4,745,671)	(10,482,582)	3,564,920	(2,685,112)	76,589,101	(23,180,759)

—	(3,251,696)	—	—	—	(944,993)	—	(11,340,680)
—	(23,962,528)	—	(50,286,630)	—	(5,149,406)	—	(62,570,149)

—	(27,214,224)	—	(50,286,630)	—	(6,094,399)	—	(73,910,829)

12,366,796	27,883,451	15,823,534	44,124,233	3,527,544	7,424,648	56,699,765	98,724,678
—	27,214,224	—	50,286,630	—	6,094,399	—	73,910,829
(12,881,364)	(31,909,045)	(17,530,862)	(44,366,736)	(3,529,515)	(15,537,986)	(39,064,852)	(98,775,032)

(514,568)	23,188,630	(1,707,328)	50,044,127	(1,971)	(2,018,939)	17,634,913	73,860,475

12,364,055	(16,988,308)	(6,452,999)	(10,725,085)	3,562,949	(10,798,450)	94,224,014	(23,231,113)
376,468,234	393,456,542	401,623,957	412,349,042	81,529,507	92,327,957	977,397,477	1,000,628,590

$388,832,289	$376,468,234	$395,170,958	$401,623,957	$85,092,456	$81,529,507	$1,071,621,491	$977,397,477

$6,213,963	$4,084,760	$—	$—	$1,714,955	$1,149,851	$20,912,154	$13,506,294

261,696,017	244,764,120	304,121,411	268,125,197	55,990,109	56,753,645	501,311,878	462,801,870

8,765,854	17,874,943	12,812,644	28,422,542	2,423,923	4,647,065	28,502,327	46,010,863
—	19,225,751	—	36,898,275	—	4,252,622	—	37,933,784
(9,067,645)	(20,168,797)	(14,017,884)	(29,324,603)	(2,490,642)	(9,663,223)	(20,065,890)	(45,434,639)

(301,791)	16,931,897	(1,205,240)	35,996,214	(66,719)	(763,536)	8,436,437	38,510,008

261,394,226	261,696,017	302,916,171	304,121,411	55,923,390	55,990,109	509,748,315	501,311,878

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	International Fund		Composite Fund
	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$6,159,649	$7,642,431	$1,799,032	$3,663,278
Net realized gain (loss) on investments and futures contracts	1,581,452	507	16,675,805	8,731,574
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(15,168,727)	(12,251,849)	(12,890,094)	(10,775,925)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,427,626)	(4,608,911)	5,584,743	1,618,927

DISTRIBUTIONS (Notes 1 and 5)
From net investment income	—	(8,132,055)	—	(3,937,658)
From net realized gains	—	(101,057)	—	(1,373,297)

Total distributions	—	(8,233,112)	—	(5,310,955)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	29,064,844	75,820,430	3,249,830	6,788,566
Dividends reinvested	—	8,233,112	—	5,310,955
Cost of shares redeemed	(8,896,712)	(15,625,361)	(9,319,683)	(22,318,528)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	20,168,132	68,428,181	(6,069,853)	(10,219,007)

INCREASE (DECREASE) IN NET ASSETS	12,740,506	55,586,158	(485,110)	(13,911,035)
NET ASSETS, BEGINNING OF PERIOD	319,419,733	263,833,575	179,914,248	193,825,283

NET ASSETS, END OF PERIOD	$332,160,239	$319,419,733	$179,429,138	$179,914,248

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$13,802,080	$7,642,431	$5,457,474	$3,658,946

OTHER INFORMATION:
Shares outstanding at the beginning of period	427,541,926	341,369,894	91,853,422	96,812,141

Shares sold	40,170,447	94,702,675	1,665,961	3,377,546
Shares issued as reinvestment of dividends	—	11,091,742	—	2,786,254
Shares redeemed	(12,330,904)	(19,622,385)	(4,787,730)	(11,122,519)

Net increase (decrease)	27,839,543	86,172,032	(3,121,769)	(4,958,719)

Shares outstanding at the end of period	455,381,469	427,541,926	88,731,653	91,853,422

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015

$(28,314)	$1,376,527	$(6,200)	$556,007	$(57,193)	$3,205,193	$(129,746)	$7,109,898
138,642	2,259,915	388,260	1,450,104	1,769,595	9,360,361	2,996,169	15,854,789

2,915,523	(3,452,698)	724,784	(1,915,105)	4,524,280	(12,144,914)	12,469,084	(23,312,046)

3,025,851	183,744	1,106,844	91,006	6,236,682	420,640	15,335,507	(347,359)

—	(1,043,642)	—	(553,391)	—	(3,145,220)	—	(5,971,939)
—	(1,507,057)	—	(1,342,011)	—	(8,330,888)	—	(14,219,639)

—	(2,550,699)	—	(1,895,402)	—	(11,476,108)	—	(20,191,578)

5,679,349	24,013,651	1,874,802	4,789,683	4,358,812	21,012,564	18,753,065	70,945,700
—	2,550,699	—	1,895,402	—	11,476,108	—	20,191,578
(5,103,990)	(14,242,810)	(3,546,110)	(5,876,669)	(14,320,153)	(26,833,644)	(14,988,625)	(27,041,015)

575,359	12,321,540	(1,671,308)	808,416	(9,961,341)	5,655,028	3,764,440	64,096,263

3,601,210	9,954,585	(564,464)	(995,980)	(3,724,659)	(5,400,440)	19,099,947	43,557,326
63,489,724	53,535,139	25,562,026	26,558,006	148,761,092	154,161,532	363,598,279	320,040,953

$67,090,934	$63,489,724	$24,997,562	$25,562,026	$145,036,433	$148,761,092	$382,698,226	$363,598,279

$1,417,706	$1,417,706	$579,461	$579,461	$3,360,634	$3,360,634	$7,495,794	$7,495,794

56,717,917	46,045,385	25,303,663	24,456,165	142,339,770	136,513,695	325,767,231	270,183,637

5,006,066	20,666,143	1,840,470	4,464,838	4,102,872	18,812,865	16,643,802	60,145,525
—	2,293,417	—	1,895,626	—	11,117,706	—	18,386,686
(4,512,095)	(12,287,028)	(3,481,936)	(5,512,966)	(13,651,600)	(24,104,496)	(13,485,849)	(22,948,617)

493,971	10,672,532	(1,641,466)	847,498	(9,548,728)	5,826,075	3,157,953	55,583,594

57,211,888	56,717,917	23,662,197	25,303,663	132,791,042	142,339,770	328,925,184	325,767,231

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	2025 Retirement Fund		2030 Retirement Fund
	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(142,501)	$7,016,193	$(118,922)	$5,515,774
Net realized gain (loss) on investments and futures contracts	2,281,943	18,034,836	2,951,405	17,057,812
Change in net unrealized appreciation (depreciation) of investments and futures contracts	15,233,495	(26,452,633)	11,206,936	(23,904,450)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,372,937	(1,401,604)	14,039,419	(1,330,864)

DISTRIBUTIONS (Notes 1 and 5)
From net investment income	—	(5,804,497)	—	(4,662,610)
From net realized gains	—	(12,670,849)	—	(11,054,574)

Total distributions	—	(18,475,346)	—	(15,717,184)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	31,064,454	82,443,284	22,030,505	68,504,048
Dividends reinvested	—	18,475,346	—	15,717,184
Cost of shares redeemed	(7,943,350)	(16,173,335)	(7,285,352)	(16,185,115)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	23,121,104	84,745,295	14,745,153	68,036,117

INCREASE (DECREASE) IN NET ASSETS	40,494,041	64,868,345	28,784,572	50,988,069
NET ASSETS, BEGINNING OF PERIOD	395,958,271	331,089,926	328,047,331	277,059,262

NET ASSETS, END OF PERIOD	$436,452,312	$395,958,271	$356,831,903	$328,047,331

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$7,530,298	$7,530,298	$5,967,073	$5,967,073

OTHER INFORMATION:
Shares outstanding at the beginning of period	339,214,646	268,929,635	273,996,553	218,780,055

Shares sold	26,568,555	67,229,996	18,469,341	54,499,347
Shares issued as reinvestment of dividends	—	16,139,959	—	13,413,210
Shares redeemed	(6,898,539)	(13,084,944)	(6,161,102)	(12,696,059)

Net increase (decrease)	19,670,016	70,285,011	12,308,239	55,216,498

Shares outstanding at the end of period	358,884,662	339,214,646	286,304,792	273,996,553

The accompanying notes are an integral part of these financial statements.

2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015

$(99,986)	$4,252,445	$(83,204)	$3,284,944	$(97,405)	$3,928,537	$(39,841)	$1,187,955
2,157,407	15,875,085	2,449,769	13,971,726	2,049,359	16,640,145	345,198	3,869,216

9,179,196	(21,741,597)	6,361,307	(19,277,737)	7,805,785	(23,075,308)	3,886,937	(6,445,213)

11,236,617	(1,614,067)	8,727,872	(2,021,067)	9,757,739	(2,506,626)	4,192,294	(1,388,042)

—	(3,637,561)	—	(2,857,782)	—	(3,540,101)	—	(592,908)
—	(8,709,705)	—	(7,858,679)	—	(9,449,171)	—	(1,150,118)

—	(12,347,266)	—	(10,716,461)	—	(12,989,272)	—	(1,743,026)

21,247,009	55,367,374	15,420,403	45,547,857	16,941,944	43,558,908	23,736,266	47,515,756
—	12,347,266	—	10,716,461	—	12,989,272	—	1,743,026
(5,284,592)	(12,291,501)	(3,541,854)	(10,232,468)	(4,731,774)	(8,607,985)	(1,534,125)	(2,444,022)

15,962,417	55,423,139	11,878,549	46,031,850	12,210,170	47,940,195	22,202,141	46,814,760

27,199,034	41,461,806	20,606,421	33,294,322	21,967,909	32,444,297	26,394,435	43,683,692
271,314,693	229,852,887	221,904,351	188,610,029	264,550,175	232,105,878	93,894,608	50,210,916

$298,513,727	$271,314,693	$242,510,772	$221,904,351	$286,518,084	$264,550,175	$120,289,043	$93,894,608

$4,653,592	$4,653,592	$3,629,694	$3,629,694	$4,323,009	$4,323,009	$1,305,214	$1,305,214

226,218,710	181,398,047	186,547,652	149,253,147	222,683,482	183,851,790	69,495,056	36,041,942

17,833,108	43,936,915	13,135,439	36,160,229	14,480,865	34,477,445	17,829,176	33,863,211
—	10,525,529	—	9,186,890	—	11,149,772	—	1,315,493
(4,458,951)	(9,641,781)	(3,024,813)	(8,052,614)	(3,986,442)	(6,795,525)	(1,123,754)	(1,725,590)

13,374,157	44,820,663	10,110,626	37,294,505	10,494,423	38,831,692	16,705,422	33,453,114

239,592,867	226,218,710	196,658,278	186,547,652	233,177,905	222,683,482	86,200,478	69,495,056

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Allocation Fund		Moderate Allocation Fund
	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(19,451)	$2,969,049	$(36,264)	$6,722,983
Net realized gain (loss) on investments and futures contracts	624,451	3,665,869	2,960,824	17,367,764
Change in net unrealized appreciation (depreciation) of investments and futures contracts	5,083,425	(6,166,634)	11,023,338	(23,664,759)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,688,425	468,284	13,947,898	425,988

DISTRIBUTIONS (Notes 1 and 5)
From net investment income	—	(2,608,918)	—	(6,514,098)
From net realized gains	—	(3,800,636)	—	(15,635,475)

Total distributions	—	(6,409,554)	—	(22,149,573)

CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	5,989,631	19,677,859	10,361,570	24,101,254
Dividends reinvested	—	6,409,554	—	22,149,573
Cost of shares redeemed	(7,531,970)	(14,906,335)	(10,291,960)	(23,584,888)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	(1,542,339)	11,181,078	69,610	22,665,939

INCREASE (DECREASE) IN NET ASSETS	4,146,086	5,239,808	14,017,508	942,354
NET ASSETS, BEGINNING OF PERIOD	127,762,933	122,523,125	316,150,534	315,208,180

NET ASSETS, END OF PERIOD	$131,909,019	$127,762,933	$330,168,042	$316,150,534

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$3,062,120	$3,062,120	$7,136,729	$7,136,729

OTHER INFORMATION:
Shares outstanding at the beginning of period	106,833,345	97,670,821	224,315,530	208,049,805

Shares sold	4,932,977	15,752,829	7,337,883	16,033,248
Shares issued as reinvestment of dividends	—	5,414,572	—	16,001,333
Shares redeemed	(6,282,008)	(12,004,877)	(7,297,275)	(15,768,856)

Net increase (decrease)	(1,349,031)	9,162,524	40,608	16,265,725

Shares outstanding at the end of period	105,484,314	106,833,345	224,356,138	224,315,530

The accompanying notes are an integral part of these financial statements.

Aggressive Allocation Fund		Money Market Fund		Mid-Term Bond Fund		Bond Fund
For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015

$(30,403)	$4,650,678	$35,685	$(80,292)	$5,680,280	$12,125,546	$16,159,453	$29,240,973
4,619,837	16,729,039	(214)	(1,442)	704,510	696,581	2,209,928	1,591,512

4,823,284	(22,197,912)	(607)	(3,287)	13,509,869	(10,264,191)	42,694,331	(28,238,502)

9,412,718	(818,195)	34,864	(85,021)	19,894,659	2,557,936	61,063,712	2,593,983

—	(4,669,780)	—	—	—	(10,593,944)	—	(31,506,309)
—	(16,880,272)	—	—	—	(1,564,411)	—	(1,601,325)

—	(21,550,052)	—	—	—	(12,158,355)	—	(33,107,634)

4,035,380	11,577,351	4,012,899	8,953,288	22,179,985	64,053,401	49,188,144	130,055,610
—	21,550,052	—	—	—	12,158,355	—	33,107,634
(9,702,693)	(16,836,727)	(8,978,996)	(19,666,616)	(22,279,442)	(49,758,493)	(43,217,185)	(81,894,490)

(5,667,313)	16,290,676	(4,966,097)	(10,713,328)	(99,457)	26,453,263	5,970,959	81,268,754

3,745,405	(6,077,571)	(4,931,233)	(10,798,349)	19,795,202	16,852,844	67,034,671	50,755,103
248,722,631	254,800,202	66,680,417	77,478,766	452,086,342	435,233,498	1,006,636,902	955,881,799

$252,468,036	$248,722,631	$61,749,184	$66,680,417	$471,881,544	$452,086,342	$1,073,671,573	$1,006,636,902

$5,034,207	$5,034,207	$35,685	$—	$17,805,824	$12,125,544	$45,400,426	$29,240,973

155,044,805	144,356,850	55,769,535	64,724,065	437,295,485	412,252,911	714,259,784	658,106,501

2,555,728	6,683,214	3,355,470	7,484,706	20,990,528	60,357,557	33,850,400	89,271,323
—	13,692,231	—	—	—	11,691,052	—	23,327,458
(6,062,340)	(9,687,490)	(7,508,147)	(16,439,236)	(21,190,955)	(47,006,035)	(29,889,678)	(56,445,498)

(3,506,612)	10,687,955	(4,152,677)	(8,954,530)	(200,427)	25,042,574	3,960,722	56,153,283

151,538,193	155,044,805	51,616,858	55,769,535	437,095,058	437,295,485	718,220,506	714,259,784

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the six months ended June 30, 2016 and the five years ended December 31, 2015 (or since the Fund’s inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund
	Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$3.26		$3.41	$3.09	$2.40	$2.07		$2.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.03		0.06	0.06	0.05	0.05		0.04
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.09		(0.03)	0.35	0.70	0.28		— (f)

Total From Investment Operations	0.12		0.03	0.41	0.75	0.33		0.04

Less: Distributions
From Net Investment Income	—		(0.06)	(0.05)	(0.04)	—	(f)	(0.04)
From Net Realized Gains	—		(0.12)	(0.04)	(0.02)	—		—

Total Distributions	—		(0.18)	(0.09)	(0.06)	—		(0.04)

Net Asset Value, End of Period	$3.38		$3.26	$3.41	$3.09	$2.40		$2.07

Total Return (%)	3.77	(b)	1.24	13.49	32.02	15.94		1.88
Net Assets, End of Period ($ millions)	1,945		1,854	1,789	1,556	1,109		929
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.11	(c)	1.94	1.82	1.87	2.03		1.81
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.14	(c)	0.15	0.17	0.19	0.22		0.23
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.14	(c)	0.15	0.17	0.19	0.22		0.23
Portfolio Turnover Rate (%)(a)	3.02	(b)	4.74	8.07	3.90	6.45		5.26

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA	= Not Applicable

The accompanying notes are an integral part of these financial statements.

All America Fund							Small Cap Value Fund
Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
		2015	2014	2013	2012	2011			2015	2014	2013	2012	2011
$2.22		$2.42	$2.38	$1.85	$1.61	$1.65	$1.44		$1.61	$1.72	$1.35	$1.17	$1.21

0.02		0.03	0.03	0.03	0.03	0.02	0.01		0.02	0.02	0.03	0.02	0.01
0.03		(0.03)	0.23	0.55	0.21	(0.02)	0.04		(0.08)	0.06	0.36	0.16	(0.04)

0.05		—	0.26	0.58	0.24	—	0.05		(0.06)	0.08	0.39	0.18	(0.03)

—		(0.03)	(0.03)	(0.03)	—	(0.04)	—		(0.01)	(0.02)	(0.02)	—	(0.01)
—		(0.15)	(0.19)	(0.02)	—	—	—		(0.10)	(0.17)	—	—	—

—		(0.18)	(0.22)	(0.05)	—	(0.04)	—		(0.11)	(0.19)	(0.02)	—	(0.01)

$2.27		$2.22	$2.42	$2.38	$1.85	$1.61	$1.49		$1.44	$1.61	$1.72	$1.35	$1.17

2.53	(b)	(0.04)	11.16	32.13	14.73	0.24	3.40	(b)	(3.40)	5.17	29.35	15.46	(2.46)
289		295	324	318	256	250	389		376	393	382	290	260
1.53	(c)	1.32	1.35	1.44	1.52	1.24	1.28	(c)	1.14	1.02	1.70	1.67	0.92
0.52	(c)	0.55	0.49	0.51	0.55	0.56	0.82	(c)	0.83	0.84	0.87	0.90	0.90
0.52	(c)	0.55	0.49	0.51	0.55	0.56	0.82	(c)	0.83	0.84	0.87	0.90	0.90
28.18	(b)	14.73	15.38	28.48	17.37	24.67	11.00	(b)	19.03	38.09	41.36	24.71	23.34

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund
	Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.32		$1.54	$1.58	$1.22	$1.16	$1.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	— (f)	— (f)	— (f)	— (f)	— (f)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.02)		(0.03)	0.09	0.47	0.07	(0.03)

Total From Investment Operations	(0.02)		(0.03)	0.09	0.47	0.07	(0.03)

Less: Distributions
From Net Investment Income	—		—	— (f)	—	—	—
From Net Realized Gains	—		(0.19)	(0.13)	(0.11)	(0.01)	—

Total Distributions	—		(0.19)	(0.13)	(0.11)	(0.01)	—

Net Asset Value, End of Period	$1.30		$1.32	$1.54	$1.58	$1.22	$1.16

Total Return (%)	(1.21	)(b)	(2.39)	5.70	41.19	5.62	(2.28)
Net Assets, End of Period ($ millions)	395		402	412	424	272	271
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.01	)(c)	(0.12)	(0.09)	0.19	(0.08)	(0.31)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.83	(c)	0.83	0.84	0.86	0.90	0.90
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.83	(c)	0.83	0.84	0.86	0.90	0.90
Portfolio Turnover Rate (%)(a)	23.86	(b)	67.83	67.58	53.36	66.69	59.53

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA	= Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund							Mid-Cap Equity Index Fund
Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
		2015	2014	2013	2012	2011			2015	2014	2013	2012	2011
$1.46		$1.63	$1.53	$1.23	$1.11	$1.15	$1.95		$2.16	$2.08	$1.63	$1.43	$1.51

0.01		0.02	0.02	0.01	0.02	0.01	0.01		0.03	0.03	0.02	0.02	0.02
0.05		(0.08)	0.19	0.33	0.10	(0.04)	0.14		(0.08)	0.17	0.51	0.24	(0.05)

0.06		(0.06)	0.21	0.34	0.12	(0.03)	0.15		(0.05)	0.20	0.53	0.26	(0.03)

—		(0.02)	(0.01)	(0.01)	—	(0.01)	—		(0.02)	(0.02)	(0.02)	—	(0.02)
—		(0.10)	(0.10)	(0.03)	—	—	—		(0.14)	(0.10)	(0.06)	(0.06)	(0.03)

—		(0.12)	(0.11)	(0.04)	—	(0.01)	—		(0.16)	(0.12)	(0.08)	(0.06)	(0.05)

$1.52		$1.46	$1.63	$1.53	$1.23	$1.11	$2.10		$1.95	$2.16	$2.08	$1.63	$1.43

4.50	(b)	(3.34)	13.82	27.78	11.01	(2.12)	7.83	(b)	(2.37)	9.63	33.21	17.80	(1.99)
85		82	92	72	53	51	1,072		977	1,001	902	610	505
1.49	(c)	1.45	1.25	1.08	1.36	1.19	1.53	(c)	1.45	1.31	1.25	1.50	1.14
0.67	(c)	0.65	0.64	0.66	0.70	0.70	0.15	(c)	0.16	0.17	0.19	0.22	0.23
0.67	(c)	0.65	0.64	0.66	0.70	0.70	0.15	(c)	0.16	0.17	0.19	0.22	0.23
10.58	(b)	15.86	40.91	36.42	29.05	12.99	14.91	(b)	21.67	16.29	13.30	12.98	15.98

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	International Fund
	Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$0.75		$0.77	$0.84	$0.71	$0.60		$0.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	0.01		0.01	0.02	0.02	0.02		0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.03)		(0.01)	(0.08)	0.13	0.09		(0.11)

Total From Investment Operations	(0.02)		—	(0.06)	0.15	0.11		(0.09)

Less: Distributions
From Net Investment Income	—		(0.02)	(0.01)	(0.02)	—	(f)	(0.02)
From Net Realized Gains	—		— (f)	— (f)	—	—	(f)	— (f)

Total Distributions	—		(0.02)	(0.01)	(0.02)	—		(0.02)

Net Asset Value, End of Period	$0.73		$0.75	$0.77	$0.84	$0.71		$0.60

Total Return (%)	(2.37	)(b)	(0.63)	(6.03)	21.00	18.24		(12.60)
Net Assets, End of Period ($ millions)	332		319	264	174	115		69
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	3.93	(c)	2.47	3.48	2.76	3.20		3.24
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.12	(c)	0.14	0.17	0.18	0.21		0.23
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.12	(c)	0.14	0.17	0.18	0.21		0.23
Portfolio Turnover Rate (%)(a)	3.25	(b)	—	0.61	10.22	0.28		1.44

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA	= Not Applicable

The accompanying notes are an integral part of these financial statements.

Composite Fund								Retirement Income Fund
Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,						Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
		2015	2014	2013	2012		2011			2015	2014	2013	2012	2011
$1.96		$2.00	$1.87	$1.64	$1.47		$1.50	$1.12		$1.16	$1.13	$1.07	$1.05	$1.03

0.02		0.04	0.04	0.04	0.04		0.04	—	(f)	0.02	0.02	0.02	— (f)	0.03

0.04		(0.02)	0.13	0.23	0.13		—	0.05		(0.01)	0.05	0.06	0.07	0.02

0.06		0.02	0.17	0.27	0.17		0.04	0.05		0.01	0.07	0.08	0.07	0.05

—		(0.04)	(0.04)	(0.04)	—	(f)	(0.07)	—		(0.02)	(0.02)	— (f)	(0.03)	(0.03)
—		(0.02)	—	—	—		—	—		(0.03)	(0.02)	(0.02)	(0.02)	— (f)

—		(0.06)	(0.04)	(0.04)	—		(0.07)	—		(0.05)	(0.04)	(0.02)	(0.05)	(0.03)

$2.02		$1.96	$2.00	$1.87	$1.64		$1.47	$1.17		$1.12	$1.16	$1.13	$1.07	$1.05

3.24	(b)	0.80	9.10	16.37	11.65		2.84	4.77	(b)	0.49	6.50	7.40	7.15	4.72
179		180	194	186	170		161	67		63	54	40	31	23
2.05	(c)	1.93	2.09	2.04	2.17		2.22	(0.09	)(c)	2.35	2.21	2.18	(0.03)	3.03
0.52	(c)	0.53	0.49	0.51	0.55		0.56	0.09	(c)	0.09	0.05	0.05	0.05	0.05
0.52	(c)	0.53	0.49	0.51	0.55		0.56	0.09	(c)	0.05	0.05	0.05	0.05	0.05
29.53	(b)	13.13	12.31	20.98	25.42		22.69	7.99	(b)	22.64	17.63	24.01	18.07	23.77

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2010 Retirement Fund
	Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.01		$1.09	$1.06	$1.00	$0.97	$0.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	0.02	0.02	0.02	— (f)	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.05		(0.02)	0.06	0.09	0.09	0.01

Total From Investment Operations	0.05		—	0.08	0.11	0.09	0.03

Less: Distributions
From Net Investment Income	—		(0.02)	(0.02)	— (f)	(0.02)	(0.02)
From Net Realized Gains	—		(0.06)	(0.03)	(0.05)	(0.04)	— (f)

Total Distributions	—		(0.08)	(0.05)	(0.05)	(0.06)	(0.02)

Net Asset Value, End of Period	$1.06		$1.01	$1.09	$1.06	$1.00	$0.97

Total Return (%)	4.58	(b)	0.40	6.93	11.78	9.69	3.08
Net Assets, End of Period ($ millions)	25		26	27	24	21	21
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.05	)(c)	2.10	2.06	2.09	(0.03)	2.41
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.13	(c)	0.12	0.05	0.05	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.05	(c)	0.05	0.05	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	8.56	(b)	23.28	20.45	19.60	26.61	21.22

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2015 Retirement Fund								2020 Retirement Fund
Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,						Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
		2015	2014	2013	2012	2011				2015	2014	2013	2012	2011
$1.05		$1.13	$1.10	$1.00	$0.93	$0.93		$1.12		$1.18	$1.13	$0.99	$0.90	$0.91

—	(f)	0.02	0.02	0.02	— (f)	0.02		—	(f)	0.02	0.02	0.02	— (f)	0.02

0.04		(0.02)	0.06	0.12	0.10	—	(f)	0.04		(0.01)	0.06	0.14	0.11	(0.01)

0.04		—	0.08	0.14	0.10	0.02		0.04		0.01	0.08	0.16	0.11	0.01

—		(0.02)	(0.02)	— (f)	(0.02)	(0.02)		—		(0.02)	(0.02)	— (f)	(0.02)	(0.02)
—		(0.06)	(0.03)	(0.04)	(0.01)	—	(f)	—		(0.05)	(0.01)	(0.02)	— (f)	— (f)

—		(0.08)	(0.05)	(0.04)	(0.03)	(0.02)		—		(0.07)	(0.03)	(0.02)	(0.02)	(0.02)

$1.09		$1.05	$1.13	$1.10	$1.00	$0.93		$1.16		$1.12	$1.18	$1.13	$0.99	$0.90

4.51	(b)	0.27	7.16	14.80	10.59	2.09		4.25	(b)	0.13	7.36	17.72	11.69	1.55
145		149	154	138	112	91		383		364	320	251	169	118
(0.08	)(c)	2.07	2.00	2.07	(0.03)	2.53		(0.07	)(c)	2.06	1.92	1.85	(0.03)	2.63
0.08	(c)	0.07	0.05	0.05	0.05	0.05		0.07	(c)	0.07	0.05	0.05	0.05	0.05
0.08	(c)	0.07	0.05	0.05	0.05	0.05		0.07	(c)	0.07	0.05	0.05	0.05	0.05
2.91	(b)	17.75	16.41	11.83	19.59	8.10		3.99	(b)	7.76	9.54	3.56	9.89	4.73

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2025 Retirement Fund
	Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.17		$1.23	$1.16	$0.98	$0.89	$0.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	0.02	0.02	0.02	— (f)	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.05		(0.02)	0.08	0.18	0.11	(0.02)

Total From Investment Operations	0.05		—	0.10	0.20	0.11	—

Less: Distributions
From Net Investment Income	—		(0.02)	(0.02)	— (f)	(0.02)	(0.01)
From Net Realized Gains	—		(0.04)	(0.01)	(0.02)	— (f)	— (f)

Total Distributions	—		(0.06)	(0.03)	(0.02)	(0.02)	(0.01)

Net Asset Value, End of Period	$1.22		$1.17	$1.23	$1.16	$0.98	$0.89

Total Return (%)	4.19	(b)	(0.10)	8.00	21.11	12.90	0.83
Net Assets, End of Period ($ millions)	436		396	331	257	162	109
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.07	)(c)	1.91	1.75	1.67	(0.04)	2.49
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.07	(c)	0.07	0.05	0.05	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	(c)	0.07	0.05	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	2.10	(b)	4.36	6.00	1.49	8.59	2.52

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA	= Not Applicable

The accompanying notes are an integral part of these financial statements.

2030 Retirement Fund							2035 Retirement Fund
Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
		2015	2014	2013	2012	2011			2015	2014	2013	2012	2011
$1.20		$1.27	$1.19	$0.98	$0.88	$0.90	$1.20		$1.27	$1.20	$0.97	$0.86	$0.88

—	(f)	0.02	0.02	0.02	— (f)	0.02	—	(f)	0.02	0.01	0.01	— (f)	0.01
0.05		(0.02)	0.09	0.21	0.12	(0.02)	0.05		(0.03)	0.08	0.24	0.13	(0.02)

0.05		—	0.11	0.23	0.12	—	0.05		(0.01)	0.09	0.25	0.13	(0.01)

—		(0.02)	(0.02)	— (f)	(0.02)	(0.02)	—		(0.02)	(0.01)	— (f)	(0.02)	(0.01)
—		(0.05)	(0.01)	(0.02)	— (f)	— (f)	—		(0.04)	(0.01)	(0.02)	— (f)	— (f)

—		(0.07)	(0.03)	(0.02)	(0.02)	(0.02)	—		(0.06)	(0.02)	(0.02)	(0.02)	(0.01)

$1.25		$1.20	$1.27	$1.19	$0.98	$0.88	$1.25		$1.20	$1.27	$1.20	$0.97	$0.86

4.10	(b)	(0.22)	8.44	23.72	13.69	0.21	3.89	(b)	(0.37)	8.26	25.92	14.39	(0.63)
357		328	277	212	133	90	299		271	230	173	107	69
(0.07	)(c)	1.81	1.66	1.60	(0.04)	2.37	(0.07	)(c)	1.68	1.52	1.47	(0.04)	2.17
0.07	(c)	0.07	0.05	0.05	0.05	0.05	0.07	(c)	0.07	0.05	0.05	0.05	0.05
0.07	(c)	0.07	0.05	0.05	0.05	0.05	0.07	(c)	0.07	0.05	0.05	0.05	0.05
2.50	(b)	4.83	5.52	1.58	7.61	2.66	2.68	(b)	5.16	4.29	1.76	6.51	2.78

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2040 Retirement Fund
	Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.19		$1.26	$1.20	$0.96	$0.85	$0.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	0.02	0.01	0.01	— (f)	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.04		(0.03)	0.08	0.25	0.13	(0.03)

Total From Investment Operations	0.04		(0.01)	0.09	0.26	0.13	(0.02)

Less: Distributions
From Net Investment Income	—		(0.02)	(0.01)	— (f)	(0.02)	(0.01)
From Net Realized Gains	—		(0.04)	(0.02)	(0.02)	— (f)	— (f)

Total Distributions	—		(0.06)	(0.03)	(0.02)	(0.02)	(0.01)

Net Asset Value, End of Period	$1.23		$1.19	$1.26	$1.20	$0.96	$0.85

Total Return (%)	3.67	(b)	(0.64)	7.71	27.20	14.63	(1.24)
Net Assets, End of Period ($ millions)	243		222	189	148	94	62
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.07	)(c)	1.58	1.40	1.39	(0.04)	2.09
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.07	(c)	0.07	0.05	0.05	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	(c)	0.07	0.05	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	3.24	(b)	5.17	4.31	1.37	4.99	2.28

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA	= Not Applicable

The accompanying notes are an integral part of these financial statements.

2045 Retirement Fund							2050 Retirement Fund
Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,					Period Ended December 31 2012(e)
		2015	2014	2013	2012	2011			2015	2014		2013
$1.19		$1.26	$1.20	$0.96	$0.85	$0.88	$1.35		$1.39	$1.30		$1.02		$1.00

—	(f)	0.02	0.01	0.01	— (f)	0.01	—	(f)	0.03	0.01		—	(f)	—	(f)
0.04		(0.03)	0.07	0.25	0.13	(0.03)	0.05		(0.04)	0.08		0.28		0.02

0.04		(0.01)	0.08	0.26	0.13	(0.02)	0.05		(0.01)	0.09		0.28		0.02

—		(0.02)	(0.01)	— (f)	(0.02)	(0.01)	—		(0.01)	—	(f)	—	(f)	—
—		(0.04)	(0.01)	(0.02)	— (f)	— (f)	—		(0.02)	—	(f)	—	(f)	—

—		(0.06)	(0.02)	(0.02)	(0.02)	(0.01)	—		(0.03)	—		—		—

$1.23		$1.19	$1.26	$1.20	$0.96	$0.85	$1.40		$1.35	$1.39		$1.30		$1.02

3.43	(b)	(0.69)	7.36	27.68	14.45	(1.45)	3.29	(b)	(0.73)	7.15		28.17		1.83	(b)
287		265	232	186	118	76	120		94	50		20		2
(0.07	)(c)	1.55	1.37	1.37	(0.04)	2.09	(0.08	)(c)	1.65	1.47		0.54		(0.01	)(b)
0.07	(c)	0.07	0.05	0.05	0.05	0.05	0.08	(c)	0.09	0.05		0.05		0.05	(c)
0.07	(c)	0.07	0.05	0.05	0.05	0.05	0.08	(c)	0.05	0.05		0.05		0.05	(c)
2.07	(b)	4.40	3.48	0.93	4.03	1.97	1.94	(b)	2.67	1.53		1.22		0.76	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Conservative Allocation Fund
	Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.20		$1.25	$1.22	$1.15	$1.11	$1.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	0.02	0.03	0.03	— (f)	0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.05		(0.01)	0.05	0.05	0.08	0.03

Total From Investment Operations	0.05		0.01	0.08	0.08	0.08	0.06

Less: Distributions
From Net Investment Income	—		(0.03)	(0.03)	— (f)	(0.03)	(0.03)
From Net Realized Gains	—		(0.03)	(0.02)	(0.01)	(0.01)	— (f)

Total Distributions	—		(0.06)	(0.05)	(0.01)	(0.04)	(0.03)

Net Asset Value, End of Period	$1.25		$1.20	$1.25	$1.22	$1.15	$1.11

Total Return (%)	4.57	(b)	0.44	6.62	7.34	7.44	5.79
Net Assets, End of Period ($ millions)	132		128	123	98	86	66
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.03	)(c)	2.32	2.31	2.45	0.03	3.40
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.03	(c)	0.02	—	—	—	—
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.03	(c)	0.02	—	—	—	—
Portfolio Turnover Rate (%)(a)	4.43	(b)	10.58	17.24	10.16	10.14	12.14

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA	= Not Applicable

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Fund							Aggressive Allocation Fund
Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,					Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
		2015	2014	2013	2012	2011			2015	2014	2013	2012		2011
$1.41		$1.52	$1.45	$1.27	$1.18	$1.16	$1.60		$1.77	$1.69	$1.38	$1.24		$1.24

—	(f)	0.03	0.03	0.03	— (f)	0.03	—	(f)	0.03	0.03	0.03	—	(f)	0.02
0.06		(0.03)	0.09	0.16	0.13	0.02	0.07		(0.05)	0.11	0.30	0.17		— (f)

0.06		—	0.12	0.19	0.13	0.05	0.07		(0.02)	0.14	0.33	0.17		0.02

—		(0.03)	(0.03)	— (f)	(0.03)	(0.03)	—		(0.03)	(0.03)	— (f)	(0.03)		(0.02)
—		(0.08)	(0.02)	(0.01)	(0.01)	— (f)	—		(0.12)	(0.03)	(0.02)	—	(f)	—

—		(0.11)	(0.05)	(0.01)	(0.04)	(0.03)	—		(0.15)	(0.06)	(0.02)	(0.03)		(0.02)

$1.47		$1.41	$1.52	$1.45	$1.27	$1.18	$1.67		$1.60	$1.77	$1.69	$1.38		$1.24

4.42	(b)	0.16	7.71	15.66	10.90	4.19	3.86	(b)	(0.38)	7.66	24.19	13.41		2.31
330		316	315	281	225	182	252		249	255	236	187		158
(0.02	)(c)	2.09	1.95	2.09	0.02	2.68	(0.02	)(c)	1.81	1.60	1.75	0.01		2.13
0.02	(c)	0.02	—	—	—	—	0.02	(c)	0.02	—	—	—		—
0.02	(c)	0.02	—	—	—	—	0.02	(c)	0.02	—	—	—		—
3.80	(b)	8.10	13.87	4.71	8.11	11.21	3.03	(b)	7.86	19.61	4.93	7.82		7.73

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund
	Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015		2014		2013		2012		2011
Net Asset Value, Beginning of Period	$1.20		$1.20		$1.20		$1.20		$1.20		$1.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Total From Investment Operations	—		—		—		—		—		—

Less: Distributions
From Net Investment Income	—		—		—		—		—		—
From Net Realized Gains	—		—		—		—		—		—

Total Distributions	—		—		—		—		—		—

Net Asset Value, End of Period	$1.20		$1.20		$1.20		$1.20		$1.20		$1.20

Total Return (%)	0.06	(b)	(0.11)		(0.14)		(0.16)		(0.17)		(0.17)
Net Assets, End of Period ($ millions)	62		67		77		84		90		101
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.11	(c)	(0.11)		(0.14)		(0.16)		(0.18)		(0.17)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.28	(c)	0.26		0.24		0.27		0.30		0.31
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.28	(c)	0.26		0.24		0.27		0.30		0.31
Portfolio Turnover Rate (%)(a)	NA		NA		NA		NA		NA		NA

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	For the period October 1, 2012 (commencement of operations) through December 31, 2012.

(f)	Amount is less than $0.005 per share.

NA	= Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid-Term Bond Fund								Bond Fund
Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,						Six Months Ended June 30, 2016 (Unaudited)		Years Ended December 31,
		2015	2014	2013	2012		2011			2015	2014	2013	2012		2011
$1.03		$1.06	$1.05	$1.09	$1.06		$1.03	$1.41		$1.45	$1.41	$1.47	$1.39		$1.34

0.01		0.03	0.03	0.03	0.03		0.03	0.02		0.04	0.04	0.05	0.05		0.05
0.04		(0.03)	0.02	(0.04)	—	(f)	0.03	0.06		(0.03)	0.04	(0.06)	0.03		0.05

0.05		—	0.05	(0.01)	0.03		0.06	0.08		0.01	0.08	(0.01)	0.08		0.10

—		(0.03)	(0.03)	(0.03)	—	(f)	(0.03)	—		(0.05)	(0.04)	(0.05)	—	(f)	(0.05)
—		— (f)	(0.01)	— (f)	—	(f)	—	—		— (f)	—	— (f)	—		—

—		(0.03)	(0.04)	(0.03)	—		(0.03)	—		(0.05)	(0.04)	(0.05)	—		(0.05)

$1.08		$1.03	$1.06	$1.05	$1.09		$1.06	$1.49		$1.41	$1.45	$1.41	$1.47		$1.39

4.43	(b)	0.61	3.22	(0.55)	3.33		6.34	6.07	(b)	0.33	6.31	(0.91)	5.79		7.30
472		452	435	392	387		338	1,074		1,007	956	804	753		635
2.49	(c)	2.68	2.57	2.77	2.94		3.02	3.15	(c)	2.93	3.59	3.35	3.55		3.61
0.46	(c)	0.46	0.49	0.51	0.55		0.55	0.45	(c)	0.45	0.48	0.51	0.55		0.55
0.46	(c)	0.46	0.49	0.51	0.55		0.55	0.45	(c)	0.45	0.48	0.51	0.55		0.55
11.12	(b)	19.07	36.56	23.94	14.30		23.69	8.79	(b)	27.51	15.00	27.41	28.89		30.24

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company (“Mutual of America Life”) and a former affiliate that offers the Funds through its separate accounts. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At June 30, 2016, there were 24 active Funds (collectively, “the Funds”): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund and 2050 Retirement Fund (collectively, “Retirement Funds”); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, “Allocation Funds”). The International Fund and the Retirement Funds (other than the 2050 Retirement Fund) commenced operations on November 5, 2007. The 2050 Retirement Fund commenced operations on October 1, 2012.

Investment Company shares are issued to Mutual of America Life and, on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company’s Retirement Funds and Allocation Funds.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of June 30, 2016 management determined that the fair value inputs for all equity securities, excluding shares of registered investment companies (see Note a below), were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2. In addition, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such securities as of June 30, 2016. Fair value inputs for all debt securities were considered Level 2. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

In May 2015, the FASB issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent).” The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Accordingly, effective January 1, 2016, the Investment Company has adopted ASU 2015-07, which removes investments measured using the net asset value per share practical expedient from the fair value hierarchy in all periods presented. The adoption of ASU 2015-07 did not have a material impact on the Investment Company’s financial statements.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of June 30, 2016:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value:
(See Summary Portfolios or Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$1,899,808,656	—	—	$1,899,808,656
Short-Term Debt Securities	—	$43,388,584	—	$43,388,584

	$1,899,808,656	$43,388,584	—	$1,943,197,240
All America Fund
Common Stock-Indexed	$151,368,349	—	—	$151,368,349
Common Stock-Active	$125,425,998	—	—	$125,425,998
Short-Term Debt Securities-Indexed	—	$4,499,732	—	$4,499,732
Short-Term Debt Securities-Active	—	$3,299,366	—	$3,299,366
Other Investments measured at net asset value (a)	—	—	—	$1,023,789

	$276,794,347	$7,799,098	—	$285,617,234
Small Cap Value Fund
Common Stock	$369,068,835	—	—	$369,068,835
Short-Term Debt Securities	—	$14,695,903	—	$14,695,903
Other Investments measured at net asset value (a)	—	—	—	$3,959,137

	$369,068,835	$14,695,903	—	$387,723,875
Small Cap Growth Fund
Common Stock	$375,676,099	—	—	$375,676,099
Short-Term Debt Securities	—	$19,293,605	—	$19,293,605

	$375,676,099	$19,293,605	—	$394,969,704
Mid Cap Value Fund
Common Stock	$80,944,550	—	—	$80,944,550
Short-Term Debt Securities	—	$3,999,654	—	$3,999,654
Other Investments measured at net asset value (a)	—	—	—	$427,910

	$80,944,550	$3,999,654	—	$85,372,114
Mid-Cap Equity Index Fund
Common Stock	$1,030,267,530	—	—	$1,030,267,530
Short-Term Debt Securities	—	$31,797,370	—	$31,797,370

	$1,030,267,530	$31,797,370	—	$1,062,064,900
International Fund
Short-Term Debt Securities	—	$15,297,167	—	$15,297,167
Other Investments measured at net asset value (a)	—	—	—	$316,642,250

	—	$15,297,167	—	$331,939,417

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Composite Fund
Common Stock	$98,893,004	—	—	$98,893,004
U.S. Government Debt	—	$21,314,025	—	$21,314,025
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$20,609,284	—	$20,609,284
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$479,695	—	$479,695
Long-Term Corporate Debt	—	$30,635,183	—	$30,635,183
Short-Term Debt Securities	—	$4,399,921	—	$4,399,921

	$98,893,004	$77,438,108	—	$176,331,112
Retirement Income Fund
Other Investments measured at net asset value (a)	—	—	—	$67,091,209
2010 Retirement Fund
Other Investments measured at net asset value (a)	—	—	—	$24,997,659
2015 Retirement Fund
Other Investments measured at net asset value (a)	—	—	—	$145,037,888
2020 Retirement Fund
Other Investments measured at net asset value (a)	—	—	—	$382,699,618
2025 Retirement Fund
Other Investments measured at net asset value (a)	—	—	—	$436,453,839
2030 Retirement Fund
Other Investments measured at net asset value (a)	—	—	—	$356,833,142
2035 Retirement Fund
Other Investments measured at net asset value (a)	—	—	—	$298,514,756
2040 Retirement Fund
Other Investments measured at net asset value (a)	—	—	—	$242,511,639
2045 Retirement Fund
Other Investments measured at net asset value (a)	—	—	—	$286,519,088
2050 Retirement Fund
Other Investments measured at net asset value (a)	—	—	—	$120,289,336
Conservative Allocation Fund
Other Investments measured at net asset value (a)	—	—	—	$131,909,136
Moderate Allocation Fund
Other Investments measured at net asset value (a)	—	—	—	$330,168,257
Aggressive Allocation Fund
Other Investments measured at net asset value (a)	—	—	—	$252,468,212
Money Market Fund
U.S. Government Debt	—	$9,096,439	—	$9,096,439
U.S. Government Agency Short-Term Debt	—	$5,557,556	—	$5,557,556
Commercial Paper	—	$47,072,799	—	$47,072,799

	—	$61,726,794	—	$61,726,794
Mid-Term Bond Fund
U.S. Government Debt	—	$137,969,249	—	$137,969,249
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$3,102,673	—	$3,102,673
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$35,892,185	—	$35,892,185
Long-Term Corporate Debt	—	$290,923,845	—	$290,923,845
Short-Term Debt Securities	—	$800,000	—	$800,000

	—	$468,687,952	—	$468,687,952

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Bond Fund
U.S. Government Debt	—	$91,043,998	—	$91,043,998
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$287,264,136	—	$287,264,136
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$15,404,355	—	$15,404,355
Long-Term Corporate Debt	—	$665,532,076	—	$665,532,076
Sovereign Debt	—	$3,874,003	—	$3,874,003
Short-Term Debt Securities	—	$7,100,000	—	$7,100,000

	—	$1,070,218,568	—	$1,070,218,568
Other Financial Instruments:*

Equity Index Fund	$161,461	—	—	$161,461
All America Fund	$8,025	—	—	$8,025
Mid-Cap Equity Index Fund	$(33,417)	—	—	$(33,417)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statement of financial position.

During the six months ended June 30, 2016, there were no transfers of securities between Level 1, Level 2, or Level 3.

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

The Advisor uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used as the calculated fair value.

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The “Underlying Face Amount at Value” (appearing in the “Footnotes to Summary Portfolios of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the six months ended June 30, 2016, the Equity Index Fund, Mid-Cap Equity Index Fund and the All America Fund purchased futures contracts with total principal amounts of $164,033,826, $174,457,365 and $22,121,239, respectively.

Retirement Funds — Each of the Retirement Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Fund’s time horizon.

The Retirement Funds target their investments in the following underlying funds of the Investment Company in accordance with the percentage allocations noted:

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
Retirement Income Fund	20%	5%	—	—	—	30%	40%	5%
2010 Retirement Fund	23%	7%	—	—	3%	26%	36%	5%
2015 Retirement Fund	26%	9%	1%	1%	6%	26%	31%	—
2020 Retirement Fund	30%	11%	2%	2%	8%	26%	21%	—

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
2025 Retirement Fund	35%	14%	3%	3%	10%	25%	10%	—
2030 Retirement Fund	37%	17%	5%	5%	11%	25%	—	—
2035 Retirement Fund	38%	20%	6%	6%	13%	17%	—	—
2040 Retirement Fund	36%	20%	8%	8%	14%	14%	—	—
2045 Retirement Fund	33%	22%	9%	9%	15%	12%	—	—
2050 Retirement Fund	32%	22%	10%	10%	16%	10%	—	—

Generally, rebalancing of the Retirement Funds’ holdings is performed on a periodic basis and the mix of underlying Funds is reviewed annually.

Allocation Funds — The Allocation Funds target their investments in the following underlying Funds of the Investment Company in accordance with the percentage allocations noted:

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund
Conservative Allocation	25%	5%	—	—	5%	30%	35%
Moderate Allocation	35%	15%	—	—	10%	25%	15%
Aggressive Allocation	35%	20%	5%	5%	15%	20%	—

Generally, rebalancing of the Allocation Funds’ holdings is performed on a periodic basis.

Change in Target Investments — During the year, the Retirement Funds listed below had changes to their target investments. Overall increases (decreases) to the target percentages were as follows:

	Equity Index Fund		Mid-Cap Equity Index Fund		Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
2010 Retirement Fund	(1%	)	(1%	)	—	—	—	1%	1%	—
2015 Retirement Fund	(1%	)	(1%	)	—	—	—	1%	1%	—
2020 Retirement Fund	(1%	)	(1%	)	—	—	—	1%	1%	—
2025 Retirement Fund	(2%	)	(1%	)	—	—	—	3%	—	—
2030 Retirement Fund	(2%	)	(1%	)	—	—	—	3%	—	—
2035 Retirement Fund	(2%	)	—		—	—	—	2%	—	—
2040 Retirement Fund	(1%	)	—		—	—	—	1%	—	—
2045 Retirement Fund	(1%	)	—		—	—	—	1%	—	—
2050 Retirement Fund	(2%	)	—		—	—	1%	1%	—	—

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds’ net asset values) are made within the funds’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the fund’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of June 30, 2016, management has evaluated the tax positions taken on the Funds’ tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds’ financial statements. Each Fund’s federal and state income, franchise and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of June 30, 2016, the Money Market and Small Cap Growth Funds had a capital loss carry forward of $1,656 and $4,802,069, respectively, to offset any future net realized capital gains generated after December 31, 2015.

2.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each fund, at the following annual rates:

Fund	Annual Investment Management Fee
Retirement Funds	.05%
Equity Index, Mid-Cap Equity Index, International Funds	.075%
Money Market Fund	.15%
Bond Fund	.39%
All America, Composite, Mid-Term Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

The Adviser does not assess a fee for investment management to the Allocation Funds. However, shareholders in the Allocation Funds (and the Retirement and International Funds) will indirectly bear their pro-rata share of the investment management fees incurred by the underlying Funds in which they invest.

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. The Funds also bore their pro-rata share of the investment management fees charged to each of the underlying funds in which they invest. Through December 31, 2014, they also did not incur operating expenses other than those included in each of the underlying funds in which they invest. Commencing January 1, 2015, the expense allocation methodology was modified such that certain non-advisory operating expenses that can be attributed only to the Retirement and Allocation Funds are now charged directly to those Funds. Effective January 1, 2015, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This agreement remains in effect through April 30, 2017 and continues into successive 12 month periods ending April 30 unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

3.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the six months ended June 30, 2016, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$130,278,724	$78,325,640	$40,208,261	$86,185,293	$9,933,553

Proceeds from sales of investments	$54,456,405	$92,664,255	$39,244,355	$96,164,370	$8,161,276

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Cost of investment purchases	$178,886,693	$35,866,548	$51,120,016	$5,732,231	$2,151,252

Proceeds from sales of investments	$142,627,017	$10,001,367	$58,028,447	$5,171,197	$3,828,761

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Cost of investment purchases	$4,207,649	$18,244,370	$31,546,750	$23,057,788	$23,350,433

Proceeds from sales of investments	$14,226,016	$14,609,507	$8,567,962	$8,431,400	$7,487,865

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Cost of investment purchases	$19,179,311	$17,706,712	$24,210,861	$5,670,512	$12,157,531

Proceeds from sales of investments	$7,383,856	$5,593,802	$2,033,539	$7,232,200	$12,123,776

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$7,486,641	—	$54,893,333	$109,743,871

Proceeds from sales of investments	$13,183,849	—	$50,558,377	$89,998,821

The cost of short-term security purchases for the Money Market Fund for the six months ended June 30, 2016, was $589,584,413; net proceeds from sales for the year were $594,647,952.

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at June 30, 2016 for each of the funds were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$693,439,626	$63,931,428	$90,837,290	$64,025,530	$17,316,127
Unrealized Depreciation	(58,419,466)	(15,148,793)	(21,079,319)	(25,091,447)	(4,608,546)

Net	$635,020,160	$48,782,635	$69,757,971	$38,934,083	$12,707,581

Tax Cost of Investments	$1,308,177,080	$236,834,599	$317,965,904	$356,035,621	$72,664,533

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$249,041,064	$482,360	$23,859,275	$2,184,043	$1,413,843
Unrealized Depreciation	(67,327,236)	(26,680,773)	(3,806,447)	(273,890)	(49,645)

Net	$181,713,828	$(26,198,413)	$20,052,828	$1,910,153	$1,364,198

Tax Cost of Investments	$880,351,072	$358,137,830	$156,278,284	$65,181,056	$23,633,461

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

3.	INVESTMENTS (CONTINUED)

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$12,004,701	$33,502,668	$45,998,572	$39,786,140	$33,495,858
Unrealized Depreciation	(163,805)	(1,207,255)	(1,933,877)	(1,360,672)	(1,238,294)

Net	$11,840,896	$32,295,413	$44,064,695	$38,425,468	$32,257,564

Tax Cost of Investments	$133,196,992	$350,404,205	$392,389,144	$318,407,674	$266,257,192

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Unrealized Appreciation	$27,176,033	$35,576,883	$2,682,517	$8,645,978	$49,379,007
Unrealized Depreciation	(801,587)	(843,619)	(2,287,874)	(965,711)	(7,592,876)

Net	$26,374,446	$34,733,264	$394,643	$7,680,267	$41,786,131

Tax Cost of Investments	$216,137,193	$251,785,824	$119,894,693	$124,228,869	$288,382,126

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$50,869,603	$478	$13,159,345	$46,384,093
Unrealized Depreciation	(9,125,895)	0	(2,283,757)	(6,371,628)

Net	$41,743,708	$478	$10,875,588	$40,012,465

Tax Cost of Investments	$210,724,504	$61,726,316	$457,812,364	$1,030,206,103

Differences between amounts reflected in the Statements of Assets and Liabilities and those computed for federal income tax purposes arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Investments in affiliated investment companies during the six months ended June 30, 2016 were as follows:

Affiliated Investment Company	Value as of December 31, 2015	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2016
Retirement Income Fund
Bond Fund	$19,608,496	$1,365,395	$(20,553)	$1,202,994	$(1,682,648)	$20,473,684
Equity Index Fund	12,702,069	1,454,675	195,679	295,682	(798,056)	13,850,049
Mid-Cap Equity Index Fund	2,972,761	399,226	24,036	214,652	(199,514)	3,411,161
Mid-Term Bond Fund	25,553,991	2,285,369	(58,201)	1,198,477	(1,596,113)	27,383,523
Money Market Fund	2,638,693	227,566	(2,319)	3,718	(894,866)	1,972,792

Total	$63,476,010	$5,732,231	$138,642	$2,915,523	$(5,171,197)	$67,091,209

2010 Retirement Fund
Bond Fund	$6,692,883	$419,659	$24,126	$367,737	$(874,103)	$6,630,302
Equity Index Fund	6,425,681	398,334	291,643	(73,089)	(815,887)	6,226,682
International Fund	717,952	134,067	12,473	(30,346)	(100,407)	733,739
Mid-Cap Equity Index Fund	2,163,416	131,234	91,450	58,820	(471,740)	1,973,180
Mid-Term Bond Fund	8,529,463	984,489	(29,852)	399,557	(1,177,543)	8,706,114
Money Market Fund	1,032,729	83,469	(1,580)	2,105	(389,081)	727,642

Total	$25,562,124	$2,151,252	$388,260	$724,784	$(3,828,761)	$24,997,659

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2015	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2016
2015 Retirement Fund
Bond Fund	$37,588,943	$666,311	$157,096	$2,007,859	$(3,839,817)	$36,580,392
Equity Index Fund	42,183,693	700,105	1,237,068	187,955	(3,466,583)	40,842,238
International Fund	8,414,559	345,227	2,496	(213,128)	(758,765)	7,790,389
Mid-Cap Equity Index Fund	15,488,169	253,392	454,338	634,486	(2,098,546)	14,731,839
Mid-Term Bond Fund	42,281,260	1,886,493	(89,822)	1,887,165	(3,809,384)	42,155,712
Small Cap Growth Fund	1,391,647	219,362	(422)	(16,517)	(126,460)	1,467,610
Small Cap Value Fund	1,414,109	136,759	8,841	36,460	(126,461)	1,469,708

Total	$148,762,380	$4,207,649	$1,769,595	$4,524,280	$(14,226,016)	$145,037,888

2020 Retirement Fund
Bond Fund	$90,525,095	$3,811,219	$361,374	$5,091,541	$(4,266,620)	$95,522,609
Equity Index Fund	122,942,523	4,632,885	2,155,485	2,388,148	(5,307,575)	126,811,466
International Fund	30,025,615	1,498,748	57,950	(778,214)	(915,511)	29,888,588
Mid-Cap Equity Index Fund	39,832,348	2,079,067	413,470	2,689,434	(1,349,363)	43,664,956
Mid-Term Bond Fund	64,883,901	4,900,271	(45,820)	2,936,746	(2,312,682)	70,362,416
Small Cap Growth Fund	7,629,541	424,222	6,144	(94,120)	(228,878)	7,736,909
Small Cap Value Fund	7,760,479	897,958	47,566	235,549	(228,878)	8,712,674

Total	$363,599,502	$18,244,370	$2,996,169	$12,469,084	$(14,609,507)	$382,699,618

2025 Retirement Fund
Bond Fund	$89,759,030	$9,111,870	$71,947	$5,568,289	$(1,149,053)	$103,362,083
Equity Index Fund	152,280,291	10,291,090	1,032,379	5,004,526	(2,406,752)	166,201,534
International Fund	36,226,349	3,462,436	84,431	(920,626)	(512,106)	38,340,484
Mid-Cap Equity Index Fund	61,818,449	4,162,050	997,675	3,974,128	(2,514,426)	68,437,876
Mid-Term Bond Fund	29,833,695	2,809,985	40,963	1,309,678	(1,420,975)	32,573,346
Small Cap Growth Fund	12,909,656	842,996	17,354	(145,665)	(411,018)	13,213,323
Small Cap Value Fund	13,132,143	866,323	37,194	443,165	(153,632)	14,325,193

Total	$395,959,613	$31,546,750	$2,281,943	$15,233,495	$(8,567,962)	$436,453,839

2030 Retirement Fund
Bond Fund	$74,567,584	$5,417,330	$59,535	$4,582,640	$(1,088,771)	$83,538,318
Equity Index Fund	136,327,089	7,526,236	2,394,946	2,886,708	(5,376,579)	143,758,400
International Fund	30,442,091	3,871,757	34,018	(745,148)	(537,802)	33,064,916
Mid-Cap Equity Index Fund	55,223,617	4,277,599	313,547	4,206,277	(875,651)	63,145,389
Small Cap Growth Fund	15,609,140	989,091	53,450	(202,340)	(244,456)	16,204,885
Small Cap Value Fund	15,878,892	975,775	95,909	478,799	(308,141)	17,121,234

Total	$328,048,413	$23,057,788	$2,951,405	$11,206,936	$(8,431,400)	$356,833,142

2035 Retirement Fund
Bond Fund	$43,054,008	$3,004,294	$200,488	$2,440,780	$(2,599,199)	$46,100,371
Equity Index Fund	113,496,377	7,688,856	1,509,643	3,000,648	(3,242,226)	122,453,298
International Fund	30,519,614	4,117,626	50,836	(752,233)	(465,338)	33,470,505
Mid-Cap Equity Index Fund	52,857,418	5,312,397	266,854	4,135,220	(715,905)	61,855,984
Small Cap Growth Fund	15,560,698	2,060,734	41,772	(144,813)	(214,772)	17,303,619
Small Cap Value Fund	15,827,470	1,166,526	87,814	499,594	(250,425)	17,330,979

Total	$271,315,585	$23,350,433	$2,157,407	$9,179,196	$(7,487,865)	$298,514,756

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2015	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of June 30, 2016
2040 Retirement Fund
Bond Fund	$26,755,253	$1,878,088	$46,823	$1,618,847	$(701,336)	$29,597,675
Equity Index Fund	82,389,895	9,708,637	433,123	3,006,679	(905,973)	94,632,361
International Fund	29,166,549	1,995,399	45,488	(712,753)	(376,919)	30,117,764
Mid-Cap Equity Index Fund	49,177,993	2,850,571	1,548,842	2,330,439	(4,443,305)	51,464,540
Small Cap Growth Fund	17,057,928	1,606,387	63,051	(195,304)	(196,592)	18,335,470
Small Cap Value Fund	17,357,490	1,140,229	312,442	313,399	(759,731)	18,363,829

Total	$221,905,108	$19,179,311	$2,449,769	$6,361,307	$(7,383,856)	$242,511,639

2045 Retirement Fund
Bond Fund	$26,387,858	$2,274,665	$34,127	$1,623,452	$(356,334)	$29,963,768
Equity Index Fund	97,604,785	5,148,423	1,350,271	2,512,145	(2,678,177)	103,937,447
International Fund	39,676,479	2,285,509	180,980	(1,082,033)	(1,309,765)	39,751,170
Mid-Cap Equity Index Fund	54,684,199	4,474,194	298,912	4,243,154	(687,240)	63,013,219
Small Cap Growth Fund	22,898,412	2,103,765	82,667	(254,349)	(281,143)	24,549,352
Small Cap Value Fund	23,299,301	1,420,156	102,402	763,416	(281,143)	25,304,132

Total	$264,551,034	$17,706,712	$2,049,359	$7,805,785	$(5,593,802)	$286,519,088

2050 Retirement Fund
Bond Fund	$7,595,596	$2,192,273	$1,627	$526,399	$(79,758)	$10,236,137
Equity Index Fund	34,134,263	7,727,446	292,621	1,343,172	(1,172,960)	42,324,542
International Fund	14,791,061	3,495,952	10,768	(312,364)	(378,565)	17,606,852
Mid-Cap Equity Index Fund	19,059,314	5,978,407	28,707	1,863,887	(180,766)	26,749,549
Small Cap Growth Fund	9,059,531	2,516,885	3,653	31,788	(82,166)	11,529,691
Small Cap Value Fund	9,240,114	2,299,898	7,822	434,055	(139,324)	11,842,565

Total	$93,879,879	$24,210,861	$345,198	$3,886,937	$(2,033,539)	$120,289,336

Conservative Allocation Fund
Bond Fund	$38,252,389	$1,438,947	$106,327	$2,171,651	$(2,439,963)	$39,529,351
Equity Index Fund	32,422,641	1,281,034	561,078	601,010	(1,589,545)	33,276,218
International Fund	6,166,398	757,024	(59,224)	(92,937)	(317,909)	6,453,352
Mid-Cap Equity Index Fund	6,085,687	514,735	(33,663)	503,188	(317,909)	6,752,038
Mid-Term Bond Fund	44,835,833	1,678,772	49,933	1,900,513	(2,566,874)	45,898,177

Total	$127,762,948	$5,670,512	$624,451	$5,083,425	$(7,232,200)	$131,909,136

Moderate Allocation Fund
Bond Fund	$79,269,726	$2,113,378	$525,733	$4,241,593	$(3,984,083)	$82,166,347
Equity Index Fund	112,965,487	2,958,728	2,076,790	2,153,145	(3,944,541)	116,209,609
International Fund	30,701,048	3,066,997	(149,137)	(579,349)	(841,975)	32,197,584
Mid-Cap Equity Index Fund	45,426,051	2,750,401	470,292	3,145,519	(1,262,963)	50,529,300
Mid-Term Bond Fund	47,788,028	1,268,027	37,146	2,062,430	(2,090,214)	49,065,417

Total	$316,150,340	$12,157,531	$2,960,824	$11,023,338	$(12,123,776)	$330,168,257

Aggressive Allocation Fund
Bond Fund	$50,339,115	$572,889	$465,458	$2,520,555	$(3,843,977)	$50,054,040
Equity Index Fund	89,739,728	1,002,555	3,142,899	99,295	(5,487,129)	88,497,348
International Fund	36,583,779	2,347,606	(228,644)	(646,225)	(1,284,248)	36,772,268
Mid-Cap Equity Index Fund	48,095,351	1,198,838	915,570	2,817,730	(1,712,329)	51,315,160
Small Cap Growth Fund	11,876,597	1,598,161	193,461	(265,692)	(428,083)	12,974,444
Small Cap Value Fund	12,087,729	766,592	131,093	297,621	(428,083)	12,854,952

Total	$248,722,299	$7,486,641	$4,619,837	$4,823,284	$(13,183,849)	$252,468,212

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. On February 25, 2016, the Board of Directors of the Investment Company increased the number of authorized shares from eight and a quarter billion to nine and a quarter billion. Also on that date, the Board of Directors changed the number of authorized shares as indicated by the following table. As a result of these actions, there remained 1,055,000,000 unallocated shares as of June 30, 2016.

	Authorized No. of Shares
	Previous Allocation	Allocation Increase/ (Decrease)	Total Shares Allocated
Equity Index Fund	700,000,000	—	700,000,000
All America Fund	200,000,000	—	200,000,000
Small Cap Value Fund	325,000,000	—	325,000,000
Small Cap Growth Fund	395,000,000	—	395,000,000
Mid Cap Value Fund	100,000,000	—	100,000,000
Mid-Cap Equity Index Fund	600,000,000	—	600,000,000
International Fund	525,000,000	100,000,000	625,000,000
Composite Fund	150,000,000	—	150,000,000
Retirement Income Fund	80,000,000	15,000,000	95,000,000
2010 Retirement Fund	50,000,000	—	50,000,000
2015 Retirement Fund	200,000,000	—	200,000,000
2020 Retirement Fund	425,000,000	40,000,000	465,000,000
2025 Retirement Fund	425,000,000	—	425,000,000
2030 Retirement Fund	365,000,000	50,000,000	415,000,000
2035 Retirement Fund	295,000,000	50,000,000	345,000,000
2040 Retirement Fund	225,000,000	60,000,000	285,000,000
2045 Retirement Fund	275,000,000	50,000,000	325,000,000
2050 Retirement Fund	110,000,000	60,000,000	170,000,000
2055 Retirement Fund**	100,000,000	—	100,000,000
Conservative Allocation Fund	150,000,000	15,000,000	165,000,000
Moderate Allocation Fund	255,000,000	15,000,000	270,000,000
Aggressive Allocation Fund	200,000,000	—	200,000,000
Money Market Fund	125,000,000	—	125,000,000
Mid-Term Bond Fund	540,000,000	—	540,000,000
Bond Fund	925,000,000	—	925,000,000

Sub-Total	7,740,000,000	455,000,000	8,195,000,000
Shares to be allocated at the discretion of the Board of Directors	510,000,000	545,000,000	1,055,000,000

Total	8,250,000,000	1,000,000,000	9,250,000,000

**	The 2055 Retirement Fund to commence operations on, or after, October 1, 2016.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

On September 9, 2015, required distributions of net investment income and, as applicable, net realized gains relating to 2014 were declared and paid for all applicable funds in accordance with Internal Revenue Section 855(a). No such distributions were required for the Money Market Fund.

The Funds of Mutual of America Investment Corporation intend to declare and pay their respective tax year 2015 investment company taxable income and capital gains in 2016 in accordance with Internal Revenue Section 855(a).

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

Pursuant to shareholders’ instructions, substantially all dividend distributions throughout 2016 and 2015 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2016 and 2015 was as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Ordinary Income (a)
2016	$0	$0	$0	$0	$0
2015	$31,336,864	$4,193,905	$3,251,696	$0	$1,088,832
Long-Term Capital Gains
2016	$0	$0	$0	$0	$0
2015	$62,926,435	$19,549,735	$23,962,528	$50,286,630	$5,005,567

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Fund	2010 Retirement Fund
Ordinary Income (a)
2016	$0	$0	$0	$0	$0
2015	$16,367,543	$8,147,328	$3,937,658	$1,043,642	$553,391
Long-Term Capital Gains
2016	$0	$0	$0	$0	$0
2015	$57,543,286	$85,784	$1,373,297	$1,507,057	$1,342,011

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Ordinary Income (a)
2016	$0	$0	$0	$0	$0
2015	$3,145,220	$5,971,939	$5,804,497	$4,662,610	$3,637,561
Long-Term Capital Gains
2016	$0	$0	$0	$0	$0
2015	$8,330,888	$14,219,639	$12,670,849	$11,054,574	$8,709,705

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Ordinary Income (a)
2016	$0	$0	$0	$0	$0
2015	$2,857,782	$3,540,101	$592,908	$2,610,734	$6,538,841
Long-Term Capital Gains
2016	$0	$0	$0	$0	$0
2015	$7,858,679	$9,449,171	$1,150,118	$3,798,820	$15,610,732

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2016	$0	$0	$0	$0
2015	$4,687,286	$0	$10,648,630	$31,972,350
Long-Term Capital Gains
2016	$0	$0	$0	$0
2015	$16,862,766	$0	$1,509,725	$1,135,284

Notes:

(a)	Includes distributions from Fund-level net short-term capital gains.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

Undistributed net income and gains (losses) — As of June 30, 2016, undistributed net income and undistributed accumulated gain (loss) for federal income tax purposes were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$55,776,055	$6,130,612	$6,213,963	$0	$1,714,955
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$71,830,197	$44,568,811	$12,057,543	$34,959,952	$6,044,741
Net unrealized appreciation (depreciation) of investments and futures contracts	$635,020,160	$48,782,635	$69,757,971	$38,934,083	$12,707,581

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$21,515,152	$13,802,587	$6,096,769	$1,417,706	$579,461
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$127,066,679	$1,581,452	$26,485,447	$2,531,598	$1,849,399
Net unrealized appreciation (depreciation) of investments and futures contracts	$181,713,828	$(26,198,413)	$20,052,828	$1,910,153	$1,364,198

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$3,360,637	$7,495,794	$7,530,298	$5,967,073	$4,653,592
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$10,613,287	$17,936,151	$19,463,860	$19,309,374	$17,264,274
Net unrealized appreciation (depreciation) of investments and futures contracts	$11,840,896	$32,295,413	$44,064,695	$38,425,468	$32,257,564

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Accumulated undistributed net investment income	$3,629,694	$4,323,009	$1,305,214	$3,087,144	$7,137,035
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$15,929,472	$18,108,571	$4,098,497	$4,300,680	$17,215,763
Net unrealized appreciation (depreciation) of investments and futures contracts	$26,374,446	$34,733,264	$394,643	$7,680,267	$41,786,131

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$5,034,614	$35,685	$17,900,012	$45,788,587
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$20,567,427	$(1,656)	$1,306,905	$3,456,887
Net unrealized appreciation (depreciation) of investments and futures contracts	$41,743,708	$478	$10,875,588	$40,012,465

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Reclassifications — The Funds make adjustments to the components of net assets for book to tax differences that are considered permanent in nature. For the six months ended June 30, 2016, the Funds reclassified amounts primarily relating to differences in the book to tax treatment of partnership investments, REITs, net operating losses, corporate actions and the character of distributions. Each Fund’s net assets are not affected by these reclassifications.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2016

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

During the six months ended June 30, 2016, each Fund reclassified the following book to tax differences [increases (decreases)]:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$(197,345)	$6,841	$(218,029)	$16,907	$(24,405)
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$197,345	$(6,841)	$218,029	$(531,917)	$24,405

Paid in capital	$0	$0	$0	$515,010	$0

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$(102,725)	$0	$(504)	$28,314	$6,200
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$102,725	$0	$504	$0	$0

Paid in capital	$0	$0	$0	$(28,314)	$(6,200)

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$57,193	$129,746	$142,501	$118,922	$99,986
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$0	$0	$0	$0	$0

Paid in capital	$(57,193)	$(129,746)	$(142,501)	$(118,922)	$(99,986)

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Accumulated undistributed net investment income	$83,204	$97,405	$39,841	$19,451	$36,264
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$0	$0	$0	$(3,459)	$(12,805)

Paid in capital	$(83,204)	$(97,405)	$(39,841)	$(15,992)	$(23,459)

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$30,403	$0	$0	$0
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(12,145)	$0	$0	$0

Paid in capital	$(18,258)	$0	$0	$0

MUTUAL OF AMERICA INVESTMENT CORPORATION

ADDITIONAL INFORMATION

Quarterly Portfolio Schedules

Included in this Semi-Annual Report are summary schedules of Mutual of America Investment Corporation’s (“Investment Company”) Fund portfolio holdings as of June 30, 2016. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q and N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, the Forms N-Q and N-CSR may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1568 or write to:

Ms. Kathryn Lu

Executive Vice President and Chief Compliance Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022-6839

Renewal of Investment Advisory Agreements

At its meeting held on February 25, 2016, the Board of Directors of the Investment Company renewed for a one-year period the investment advisory agreement with Mutual of America Capital Management LLC (the “Adviser”). The Board determined that renewing the agreement with the Adviser was in the best interest of the Investment Company based on the following considerations which are further enumerated below. The Board concluded that the Adviser has performed extensive services for the Investment Company and has demonstrated satisfactory performance, that its fee is reasonable in comparison to fees charged for similar services to similar funds by other advisers, that the method of calculating the fee is reasonable, that the Adviser has not made excessive profits from the contract and the fee levels reflect that the Funds are appropriately benefiting from economies of scale.

Nature, Extent and Quality of Services

The Board considered the depth of experience and organizational structure of the Adviser. At December 31, 2015, the Adviser had approximately $14 billion of assets under management. The individual portfolio managers that oversee the investment performance of each of the Investment Company’s Funds have extensive experience and knowledge of the specific markets in which they participate. The Adviser adheres to a strict best execution policy which requires it to select broker/dealers based on their ability to execute trades at a favorable and reasonable price. All else being equal, the Advisor will also consider any research that the broker/dealers may provide. The Adviser maintains a highly qualified staff of research analysts and quantitative analysts who assist in the implementation of the disciplined investment policies employed by the portfolio managers to enhance stock selection and manage risk in the portfolios. The Adviser’s quantitative analysts have developed proprietary models that result in daily risk and attribution reports as well as information on stock movements, to enable the portfolio managers to make fully informed decisions on stock selection and to constantly evaluate the structure of each portfolio. When purchasing research and other services, the

Adviser uses its own funds to purchase such services from recognized firms that are utilized by the research staff. The Adviser also receives research services from broker/dealers which are utilized to benefit the Funds. The Board was aware of the receipt of these research services when it considered renewing the advisory agreement with the Adviser. The Adviser, at no cost, provides services beyond those set forth in the advisory agreement, such as assistance in the preparation of marketing materials and attendance at client and prospect meetings.

Investment Performance

The Board considered the short- and long-term performance of the Funds. During 2015, the vast majority of the Funds demonstrated gross performance that was above their benchmarks, when considering minimal tracking error. Performance has continued to improve over the past number of years due to changes made in the Adviser’s investment process and personnel, including the creation of the quantitative research group mentioned above.

Cost and Profit

The Board compared the advisory fees charged to each Fund by the Adviser with fees of numerous similar funds. In the case of each Fund, the Adviser’s fee compared favorably with fees charged by other advisers. Finally, the Adviser has not shown excessively high profits from the fees it is paid by the Investment Company.

Economies of Scale

The Board concluded that the reasonableness of the Adviser’s fees, particularly when compared to fees of similar funds that, in most cases, are many times the asset size of the Funds of the Investment Company demonstrates the fact that the Funds are benefiting from economies of scale. The Adviser utilizes the resources at its disposal efficiently. Its fees reflect cost savings and expense discounts, if any, that it realizes from volume increases.

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE

NEW YORK, NY 10022-6839

www.mutualofamerica.com

320 PARK AVENUE

NEW YORK NY 10022-6839

ADDRESS SERVICE REQUESTED

You can receive these and other important documents electronically. Sign up for eDocuments and we’ll waive the monthly participant charge. Find out more at mutualofamerica.com or call 15-800-468-3785.

M100-MOA

ITEM 2.	CODE OF ETHICS.

Item not applicable to semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Item not applicable to semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item not applicable to semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) Schedule I – Portfolios of Investments in Securities follows:

MUTUAL OF AMERICA INVESTMENT CORPORATION - EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (12.0%)
Advance Auto Parts, Inc.	7,654	1,237,116
Amazon.com, Inc.*	40,421	28,926,076
AutoNation, Inc.*	7,467	350,800
AutoZone, Inc.*	3,118	2,475,193
Bed Bath & Beyond, Inc.	16,282	703,708
Best Buy Co., Inc.	29,716	909,310
BorgWarner, Inc.	22,510	664,495
CarMax, Inc.*	20,134	987,170
Carnival Corp.	45,592	2,015,166
CBS Corp. Cl B	43,344	2,359,647
Chipotle Mexican Grill, Inc.*	3,068	1,235,668
Coach, Inc.	29,110	1,185,941
Comcast Corp. Cl A	252,633	16,469,145
D.R. Horton, Inc.	34,613	1,089,617
Darden Restaurants, Inc.	11,957	757,356
Delphi Automotive PLC	28,419	1,779,029
Discovery Communications, Inc. Cl A*	16,019	404,159
Discovery Communications, Inc. Cl C*	24,970	595,535
Disney (Walt) Co.	155,766	15,237,030
Dollar General Corp.	29,698	2,791,612
Dollar Tree, Inc.*	24,668	2,324,712
Expedia, Inc.	12,216	1,298,561
Foot Locker, Inc.	14,137	775,556
Ford Motor Co.	407,433	5,121,433
Gap, Inc.	23,399	496,527
Garmin Ltd.	12,423	526,984
General Motors Co.	146,722	4,152,233
Genuine Parts Co.	15,661	1,585,676
Goodyear Tire & Rubber Co.	27,653	709,576
H&R Block, Inc.	23,491	540,293
Hanesbrands, Inc.	39,526	993,288
Harley-Davidson, Inc.	18,774	850,462
Harman Int’l. Industries, Inc.	7,267	521,916
Hasbro, Inc.	11,782	989,570
Home Depot, Inc.	130,025	16,602,892
Interpublic Group of Cos., Inc.	42,165	974,012
Johnson Controls, Inc.	67,777	2,999,810
Kohl’s Corp.	19,126	725,258
L Brands, Inc.	26,567	1,783,443
Leggett & Platt, Inc.	14,199	725,711
Lennar Corp. Cl A	19,105	880,741
LKQ Corp.*	32,160	1,019,472
Lowe’s Cos., Inc.	92,460	7,320,058
Macy’s, Inc.	32,211	1,082,612
Marriott International, Inc. Cl A	20,022	1,330,662
Mattel, Inc.	35,448	1,109,168
McDonald’s Corp.	91,654	11,029,642
Michael Kors Hldgs. Ltd.*	18,428	911,817
Mohawk Industries, Inc.*	6,641	1,260,196
Netflix, Inc.*	44,731	4,091,992
Newell Brands, Inc.	47,573	2,310,621
News Corp. Cl A	39,776	451,458
News Corp. Cl B	11,281	131,649
NIKE, Inc. Cl B	139,307	7,689,746
Nordstrom, Inc.	13,530	514,817
O’Reilly Automotive, Inc.*	10,082	2,733,230

Omnicom Group, Inc.	24,706	2,013,292
Priceline Group Inc.*	5,178	6,464,267
PulteGroup, Inc.	32,545	634,302
PVH Corp.	8,408	792,286
Ralph Lauren Corp.	5,901	528,848
Ross Stores, Inc.	41,733	2,365,844
Royal Caribbean Cruises Ltd.	17,616	1,182,914
Scripps Networks Interactive, Inc. Cl A	9,927	618,154
Signet Jewelers Ltd.	8,169	673,207
Staples, Inc.	67,831	584,703
Starbucks Corp.	152,909	8,734,162
Starwood Hotels & Resorts	17,496	1,293,829
Target Corp.	61,431	4,289,112
TEGNA, Inc.	22,706	526,098
Tiffany & Co.	11,314	686,081
Time Warner, Inc.	82,153	6,041,532
TJX Cos., Inc.	69,046	5,332,423
Tractor Supply Co.	13,870	1,264,667
TripAdvisor, Inc.*	11,869	763,177
Twenty-First Century Fox, Inc. Cl A	114,668	3,101,769
Twenty-First Century Fox, Inc. Cl B	45,166	1,230,774
Ulta Salon, Cosmetics & Fragrances, Inc.*	6,507	1,585,365
Under Armour, Inc. Cl A*	19,213	771,018
Under Armour, Inc. Cl C*	19,307	702,775
Urban Outfitters, Inc.*	9,353	257,208
V.F. Corp.	34,951	2,149,137
Viacom, Inc. Cl B	36,063	1,495,533
Whirlpool Corp.	7,922	1,320,122
Wyndham Worldwide Corp.	11,825	842,295
Wynn Resorts Ltd.	8,570	776,785
Yum! Brands, Inc.	42,629	3,534,797

		233,296,043

CONSUMER STAPLES (10.3%)
Altria Group, Inc.	204,211	14,082,391
Archer-Daniels-Midland Co.	61,301	2,629,200
Brown-Forman Corp. Cl B	10,442	1,041,694
Campbell Soup Co.	18,665	1,241,782
Church & Dwight Co., Inc.	13,285	1,366,894
Clorox Co.	13,465	1,863,421
Coca-Cola Co.	406,344	18,419,574
Colgate-Palmolive Co.	93,285	6,828,462
ConAgra Foods, Inc.	45,497	2,175,212
Constellation Brands, Inc. Cl A	18,364	3,037,406
Costco Wholesale Corp.	45,713	7,178,770
CVS Health Corp.	112,242	10,746,049
Dr. Pepper Snapple Group, Inc.	19,504	1,884,672
Estee Lauder Cos., Inc. Cl A	23,198	2,111,482
General Mills, Inc.	61,959	4,418,916
Hershey Co.	14,765	1,675,680
Hormel Foods Corp.	27,953	1,023,080
J.M. Smucker Co.	12,543	1,911,679
Kellogg Co.	26,415	2,156,785
Kimberly-Clark Corp.	37,656	5,176,947
Kraft Heinz Co.	62,139	5,498,059
Kroger Co.	99,295	3,653,063
McCormick & Co., Inc.	12,013	1,281,427
Mead Johnson Nutrition Co.	19,596	1,778,337
Molson Coors Brewing Co. Cl B	19,262	1,947,966
Mondelez International, Inc. Cl A	161,962	7,370,891
Monster Beverage Corp.*	14,757	2,371,597
PepsiCo, Inc.	150,852	15,981,261
Philip Morris Int’l., Inc.	161,928	16,471,316
Proctor & Gamble Co.	277,784	23,519,971
Reynolds American, Inc.	86,476	4,663,651
Sysco Corp.	54,686	2,774,768

Tyson Foods, Inc. Cl A	31,503	2,104,085
Wal-Mart Stores, Inc.	159,616	11,655,160
Walgreens Boots Alliance, Inc.	89,913	7,487,056
Whole Foods Market, Inc.	33,706	1,079,266

		200,607,970

ENERGY (7.2%)
Anadarko Petroleum Corp.	53,449	2,846,159
Apache Corp.	39,423	2,194,678
Baker Hughes, Inc.	45,579	2,056,980
Cabot Oil & Gas Corp.	48,901	1,258,712
Chesapeake Energy Corp.*	61,470	263,092
Chevron Corp.	196,901	20,641,132
Cimarex Energy Co.	9,901	1,181,387
Columbia Pipeline Group, Inc.	41,919	1,068,515
Concho Resources, Inc.*	13,599	1,621,953
ConocoPhillips	129,644	5,652,478
Devon Energy Corp.	55,066	1,996,143
Diamond Offshore Drilling, Inc.	6,840	166,417
EOG Resources, Inc.	57,424	4,790,310
EQT Corp.	17,986	1,392,656
Exxon Mobil Corp.	433,500	40,636,290
FMC Technologies, Inc.*	23,605	629,545
Halliburton Co.	89,566	4,056,444
Helmerich & Payne, Inc.	11,398	765,148
Hess Corp.	27,662	1,662,486
Kinder Morgan, Inc.	191,058	3,576,606
Marathon Oil Corp.	88,771	1,332,453
Marathon Petroleum Corp.	55,777	2,117,295
Murphy Oil Corp.	16,635	528,161
National Oilwell Varco, Inc.	39,404	1,325,945
Newfield Exploration Co.*	20,719	915,365
Noble Energy, Inc.	44,590	1,599,443
Occidental Petroleum Corp.	79,789	6,028,857
ONEOK, Inc.	21,930	1,040,579
Phillips 66	48,957	3,884,248
Pioneer Natural Resources Co.	17,027	2,574,653
Range Resources Corp.	17,735	765,088
Schlumberger Ltd.	144,931	11,461,178
Southwestern Energy Co.*	49,188	618,785
Spectra Energy Corp.	71,476	2,618,166
Tesoro Corp.	12,669	949,161
Transocean Ltd.	35,303	419,753
Valero Energy Corp.	49,121	2,505,171
Williams Cos., Inc.	70,828	1,532,010

		140,673,442

FINANCIALS (15.4%)
Affiliated Managers Group, Inc.*	5,675	798,870
Aflac, Inc.	43,332	3,126,837
Allstate Corp.	39,017	2,729,239
American Express Co.	84,369	5,126,260
American Int’l. Group, Inc.	116,809	6,178,028
American Tower Corp.	44,273	5,029,856
Ameriprise Financial, Inc.	17,309	1,555,214
Aon PLC	27,648	3,019,991
Apartment Investment & Management Co. Cl A	16,246	717,423
Assurant, Inc.	6,395	551,952
AvalonBay Communities, Inc.	14,377	2,593,467
Bank of America Corp.	1,072,775	14,235,724
Bank of New York Mellon Corp.	112,507	4,370,897
BB&T Corp.	85,679	3,051,029
Berkshire Hathaway, Inc. Cl B*	195,881	28,361,610
BlackRock, Inc.	13,119	4,493,651
Boston Properties, Inc.	15,982	2,108,026
Capital One Financial Corp.	53,592	3,403,628
CBRE Group, Inc.*	30,603	810,367

Charles Schwab Corp.	125,734	3,182,328
Chubb Ltd.	48,410	6,327,671
Cincinnati Financial Corp.	15,466	1,158,249
Citigroup, Inc.	306,094	12,975,325
Citizens Financial Group, Inc.	55,239	1,103,675
CME Group, Inc.	35,418	3,449,713
Comerica, Inc.	18,299	752,638
Crown Castle Int’l. Corp.	35,103	3,560,497
Digital Realty Trust, Inc.	15,284	1,665,803
Discover Financial Svcs.	43,073	2,308,282
E*Trade Financial Corp.*	28,795	676,395
Equinix, Inc.	7,212	2,796,309
Equity Residential	38,336	2,640,584
Essex Property Trust, Inc.	6,857	1,564,013
Extra Space Storage, Inc.	13,199	1,221,435
Federal Realty Investment Trust	7,381	1,221,925
Fifth Third Bancorp	80,337	1,413,128
Franklin Resources, Inc.	38,347	1,279,639
Gallagher (Arthur J.) & Co.	18,554	883,170
General Growth Pptys., Inc.	60,735	1,811,118
Goldman Sachs Group, Inc.	40,372	5,998,472
Hartford Financial Svcs. Group, Inc.	41,067	1,822,553
HCP, Inc.	49,045	1,735,212
Host Hotels & Resorts, Inc.	77,889	1,262,581
Huntington Bancshares, Inc.	83,099	742,905
Intercontinental Exchange, Inc.	12,459	3,189,006
Invesco Ltd.	43,348	1,107,108
Iron Mountain, Inc.	25,141	1,001,366
JPMorgan Chase & Co.	381,734	23,720,951
KeyCorp	87,710	969,196
Kimco Realty Corp.	43,553	1,366,693
Legg Mason, Inc.	10,967	323,417
Leucadia National Corp.	35,252	610,917
Lincoln National Corp.	25,042	970,878
Loews Corp.	27,707	1,138,481
M&T Bank Corp.	16,569	1,958,953
Marsh & McLennan Cos., Inc.	54,444	3,727,236
MetLife, Inc.	114,870	4,575,272
Moody’s Corp.	17,605	1,649,765
Morgan Stanley	157,991	4,104,606
Nasdaq, Inc.	12,023	777,527
Navient Corp.	34,306	409,957
Northern Trust Corp.	22,563	1,495,024
People’s United Financial, Inc.	32,236	472,580
PNC Financial Svcs. Grp., Inc.	52,272	4,254,418
Principal Financial Grp., Inc.	28,031	1,152,354
Progressive Corp.	60,698	2,033,383
ProLogis, Inc.	54,805	2,687,637
Prudential Financial, Inc.	46,238	3,298,619
Public Storage	15,352	3,923,818
Realty Income Corp.	26,980	1,871,333
Regions Financial Corp.	132,881	1,130,817
S&P Global, Inc.	27,747	2,976,143
Simon Property Group, Inc.	32,251	6,995,242
SL Green Realty Corp	10,506	1,118,574
State Street Corp.	41,293	2,226,519
SunTrust Banks, Inc.	52,277	2,147,539
Synchrony Financial*	86,953	2,198,172
T. Rowe Price Group, Inc.	26,029	1,899,336
The Macerich Co.	13,174	1,124,928
Torchmark Corp.	11,590	716,494
Travelers Cos., Inc.	30,504	3,631,196
U.S. Bancorp	169,442	6,833,596
UDR, Inc.	28,016	1,034,351
Unum Group	25,059	796,626

Ventas, Inc.	35,249	2,566,832
Vornado Realty Trust	18,593	1,861,531
Wells Fargo & Co.	482,457	22,834,690
Welltower, Inc.	37,299	2,841,065
Weyerhaeuser Co.	77,626	2,310,926
Willis Towers Watson PLC	14,529	1,806,153
XL Group PLC	29,635	987,142
Zions Bancorporation	21,225	533,384

		299,177,440

HEALTH CARE (14.7%)
Abbott Laboratories	153,442	6,031,805
AbbVie, Inc.	168,945	10,459,385
Aetna, Inc.	36,557	4,464,706
Agilent Technologies, Inc.	33,983	1,507,486
Alexion Pharmaceuticals, Inc.*	23,491	2,742,809
Allergan PLC*	41,334	9,551,874
AmerisourceBergen Corp.	19,060	1,511,839
Amgen, Inc.	78,375	11,924,756
Anthem, Inc.	27,466	3,607,384
Bard (C.R.), Inc.	7,623	1,792,625
Baxter International, Inc.	57,533	2,601,642
Becton, Dickinson & Co.	22,092	3,746,582
BIOGEN, Inc.*	22,895	5,536,469
Boston Scientific Corp.*	141,514	3,307,182
Bristol-Myers Squibb Co.	174,127	12,807,041
Cardinal Health, Inc.	33,925	2,646,489
Celgene Corp.*	80,835	7,972,756
Centene Corp.*	17,666	1,260,822
Cerner Corp.*	31,306	1,834,532
CIGNA Corp.	26,880	3,440,371
Danaher Corp.	62,521	6,314,621
DaVita HealthCare Partners, Inc.*	16,974	1,312,430
DENTSPLY SIRONA, Inc.	24,388	1,513,032
Edwards Lifesciences Corp.*	22,114	2,205,429
Endo International PLC*	21,670	337,835
Express Scripts Hldg. Co.*	65,945	4,998,631
Gilead Sciences, Inc.	138,976	11,593,378
HCA Hldgs., Inc.*	31,315	2,411,568
Hologic, Inc.*	25,127	869,394
Humana, Inc.	15,543	2,795,875
Illumina, Inc.*	15,341	2,153,570
Intuitive Surgical, Inc.*	3,979	2,631,750
Johnson & Johnson	287,261	34,844,759
Laboratory Corp. of America Hldgs.*	10,714	1,395,713
Lilly (Eli) & Co.	101,479	7,991,471
Mallinckrodt PLC*	11,388	692,163
McKesson Corp.	23,528	4,391,501
Medtronic PLC	146,666	12,726,209
Merck & Co., Inc.	289,072	16,653,438
Mylan NV*	44,639	1,930,190
Patterson Cos., Inc.	8,727	417,936
PerkinElmer, Inc.	11,465	600,995
Perrigo Co. PLC	14,941	1,354,700
Pfizer, Inc.	633,547	22,307,190
Quest Diagnostics, Inc.	14,854	1,209,264
Regeneron Pharmaceuticals, Inc.*	8,141	2,843,081
Schein (Henry), Inc.*	8,552	1,511,994
St. Jude Medical, Inc.	29,823	2,326,194
Stryker Corp.	32,706	3,919,160
Thermo Fisher Scientific, Inc.	41,111	6,074,561
UnitedHealth Group, Inc.	99,306	14,022,007
Universal Health Svcs., Inc. Cl B	9,308	1,248,203
Varian Medical Systems, Inc.*	9,942	817,531
Vertex Pharmaceuticals, Inc.*	25,839	2,222,671
Waters Corp.*	8,406	1,182,304
Zimmer Biomet Hldgs., Inc.	20,294	2,442,992
Zoetis, Inc.	47,752	2,266,310

		285,278,605

INDUSTRIALS (9.6%)
3M Co.	63,399	11,102,433
Acuity Brands, Inc.	4,560	1,130,698
Alaska Air Group, Inc.	12,824	747,511
Allegion PLC	9,918	688,607
American Airlines Group, Inc.	60,145	1,702,705
AMETEK, Inc.	24,541	1,134,530
Boeing Co.	62,600	8,129,862
Caterpillar, Inc.	60,787	4,608,262
Cintas Corp.	8,975	880,717
CSX Corp.	99,965	2,607,087
Cummins, Inc.	16,597	1,866,167
Deere & Co.	31,090	2,519,534
Delta Air Lines, Inc.	80,439	2,930,393
Dover Corp.	16,289	1,129,153
Dun & Bradstreet Corp.	3,723	453,610
Eaton Corp. PLC	47,755	2,852,406
Emerson Electric Co.	67,281	3,509,377
Equifax, Inc.	12,377	1,589,207
Expeditors Int’l. of Wash.	19,034	933,427
Fastenal Co.	30,076	1,335,074
FedEx Corp.	26,023	3,949,771
Flowserve Corp.	13,530	611,150
Fluor Corp.	14,390	709,139
Fortune Brands Home & Security, Inc.	16,177	937,781
General Dynamics Corp.	30,070	4,186,947
General Electric Co.	959,621	30,208,869
Grainger (W.W.), Inc.	5,925	1,346,456
Honeywell International, Inc.	79,542	9,252,325
Hunt (J.B.) Transport Svcs., Inc.	9,363	757,748
Illinois Tool Works, Inc.	33,845	3,525,295
Ingersoll-Rand PLC	26,828	1,708,407
Jacobs Engineering Group, Inc.*	12,789	637,020
Kansas City Southern	11,241	1,012,702
L-3 Communications Hldgs., Inc.	8,076	1,184,668
Lockheed Martin Corp.	27,365	6,791,172
Masco Corp.	34,682	1,073,061
Nielsen Hldgs. PLC	37,791	1,963,998
Norfolk Southern Corp.	30,926	2,632,730
Northrop Grumman Corp.	18,821	4,183,532
PACCAR, Inc.	36,411	1,888,639
Parker Hannifin Corp.	14,060	1,519,183
PENTAIR PLC	18,824	1,097,251
Pitney Bowes, Inc.	19,912	354,434
Quanta Services, Inc.*	15,411	356,302
Raytheon Co.	31,035	4,219,208
Republic Services, Inc.	24,682	1,266,433
Robert Half Int’l., Inc.	13,642	520,579
Robinson (C.H.) Worldwide, Inc.	14,894	1,105,880
Rockwell Automation, Inc.	13,665	1,569,015
Rockwell Collins, Inc.	13,686	1,165,226
Roper Technologies, Inc.	10,513	1,793,097
Ryder System, Inc.	5,479	334,986
Snap-on, Inc.	6,014	949,129
Southwest Airlines Co.	66,851	2,621,228
Stanley Black & Decker, Inc.	15,682	1,744,152
Stericycle, Inc.*	8,894	926,043
Textron, Inc.	27,931	1,021,157
TransDigm Group, Inc.*	5,519	1,455,305
Tyco International PLC	44,310	1,887,606
Union Pacific Corp.	87,793	7,659,939
United Continental Hldgs., Inc*	35,136	1,441,981

United Parcel Service, Inc. Cl B	72,099	7,766,504
United Rentals, Inc.*	9,124	612,220
United Technologies Corp.	81,328	8,340,186
Verisk Analytics, Inc. Cl A*	16,123	1,307,253
Waste Management, Inc.	43,046	2,852,658
Xylem, Inc.	18,523	827,052

		187,126,177

INFORMATION TECHNOLOGY (19.3%)
Accenture Ltd. Cl A	65,091	7,374,159
Activision, Blizzard Inc.	52,947	2,098,290
Adobe Systems, Inc.*	52,135	4,994,012
Akamai Technologies, Inc.*	18,258	1,021,170
Alliance Data Systems Corp.*	6,134	1,201,773
Alphabet, Inc. Cl A*	30,668	21,575,858
Alphabet, Inc. Cl C*	30,851	21,351,811
Amphenol Corp. Cl A	32,108	1,840,752
Analog Devices, Inc.	32,071	1,816,501
Apple, Inc.	571,135	54,600,511
Applied Materials, Inc.	113,430	2,718,917
Autodesk, Inc.*	23,434	1,268,717
Automatic Data Processing, Inc.	47,505	4,364,284
Broadcom Ltd.	38,715	6,016,311
CA, Inc.	30,974	1,016,876
Cisco Systems, Inc.	523,875	15,029,974
Citrix Systems, Inc.*	16,285	1,304,266
Cognizant Technology Solutions*	63,026	3,607,608
Corning, Inc.	111,961	2,292,961
CSRA, Inc.	14,026	328,629
eBay, Inc.*	110,350	2,583,294
Electronic Arts, Inc.*	31,423	2,380,606
EMC Corp.	204,254	5,549,581
F5 Networks, Inc.*	7,094	807,581
Facebook, Inc. Cl A*	241,133	27,556,679
Fidelity Nat’l. Information Svcs., Inc.	28,973	2,134,731
First Solar, Inc.*	8,142	394,724
Fiserv, Inc.*	23,268	2,529,930
FLIR Systems, Inc.	14,640	453,108
Global Payments, Inc.	15,957	1,139,011
Harris Corp.	13,059	1,089,643
Hewlett Packard Enterprise Co.	173,027	3,161,203
HP, Inc.	179,179	2,248,696
Int’l. Business Machines Corp.	92,292	14,008,080
Intel Corp.	491,300	16,114,640
Intuit, Inc.	26,722	2,982,442
Juniper Networks, Inc.	37,229	837,280
KLA-Tencor Corp.	16,170	1,184,453
Lam Research Corp.	16,745	1,407,585
Linear Technology Corp.	24,776	1,152,827
MasterCard, Inc. Cl A	101,514	8,939,323
Microchip Technology, Inc.	22,234	1,128,598
Micron Technology, Inc.*	107,808	1,483,438
Microsoft Corp.	819,578	41,937,806
Motorola Solutions, Inc.	16,649	1,098,335
NetApp, Inc.	30,188	742,323
NVIDIA Corp.	52,778	2,481,094
Oracle Corp.	325,190	13,310,027
Paychex, Inc.	33,266	1,979,327
PayPal Hldgs., Inc.*	114,920	4,195,729
Qorvo, Inc.*	13,414	741,258
QUALCOMM, Inc.	153,289	8,211,692
Red Hat, Inc.*	18,957	1,376,278
Salesforce.com, inc.*	66,320	5,266,471
Seagate Technology PLC	31,455	766,244
Skyworks Solutions, Inc.	19,683	1,245,540
Symantec Corp.	63,642	1,307,207

TE Connectivity Ltd.	37,264	2,128,147
Teradata Corp.*	13,690	343,208
Texas Instruments, Inc.	104,856	6,569,228
Total System Services, Inc.	17,584	933,886
VeriSign, Inc.*	9,996	864,254
Visa, Inc. Cl A	198,541	14,725,786
Western Digital Corp.	29,274	1,383,489
Western Union Co.	51,513	988,019
Xerox Corp.	99,984	948,848
Xilinx, Inc.	26,673	1,230,425
Yahoo!, Inc.*	91,565	3,439,181

		375,304,635

MATERIALS (2.8%)
Air Products & Chemicals, Inc.	20,383	2,895,201
Albemarle Corp.	11,707	928,482
Alcoa, Inc.	136,744	1,267,617
Avery Dennison Corp.	9,248	691,288
Ball Corp.	18,303	1,323,124
CF Industries Hldgs., Inc.	24,191	583,003
Dow Chemical Co.	117,428	5,837,346
Du Pont (E.I.) de Nemours & Co.	91,184	5,908,723
Eastman Chemical Co.	15,486	1,051,499
Ecolab, Inc.	27,560	3,268,616
FMC Corp.	13,961	646,534
Freeport-McMoRan Copper & Gold, Inc.	131,364	1,463,395
Int’l. Flavors & Fragrances, Inc.	8,354	1,053,189
International Paper Co.	42,757	1,812,042
LyondellBasell Inds. NV Cl A	35,688	2,655,901
Martin Marietta Materials, Inc.	6,604	1,267,968
Monsanto Co.	45,691	4,724,906
Newmont Mining Corp.	55,407	2,167,522
Nucor Corp.	33,071	1,634,038
Owens-Illinois, Inc.*	16,863	303,703
PPG Industries, Inc.	27,671	2,881,935
Praxair, Inc.	29,873	3,357,426
Sealed Air Corp.	20,418	938,615
Sherwin-Williams Co.	8,187	2,404,276
The Mosaic Co.	36,832	964,262
Vulcan Materials Co.	13,839	1,665,662
WestRock Co.	26,243	1,020,065

		54,716,338

TELECOMMUNICATION SERVICES (2.8%)
AT&T, Inc.	642,217	27,750,197
CenturyLink, Inc.	57,021	1,654,179
Frontier Communications Corp.	121,180	598,629
Level 3 Communications, Inc.*	30,106	1,550,158
Verizon Communications, Inc.	425,649	23,768,240

		55,321,403

UTILITIES (3.5%)
AES Corp.	68,606	856,203
Alliant Energy Corp.	23,778	943,987
Ameren Corp.	25,332	1,357,289
American Electric Power Co., Inc.	51,205	3,588,958
American Water Works Co., Inc.	18,495	1,563,012
CenterPoint Energy, Inc.	44,785	1,074,840
CMS Energy Corp.	29,168	1,337,644
Consolidated Edison, Inc.	31,877	2,564,186
Dominion Resources, Inc.	64,526	5,028,511
DTE Energy Co.	18,729	1,856,418
Duke Energy Corp.	71,873	6,165,985
Edison International	34,013	2,641,790
Entergy Corp.	18,641	1,516,445
Eversource Energy	33,047	1,979,515
Exelon Corp.	96,082	3,493,542
FirstEnergy Corp.	44,498	1,553,425

NextEra Energy, Inc.	48,193	6,284,367
NiSource, Inc.	33,429	886,537
NRG Energy, Inc.	32,809	491,807
PG&E Corp.	51,815	3,312,015
Pinnacle West Capital Corp.	11,621	941,998
PPL Corp.	70,499	2,661,337
Public Svc. Enterprise Group, Inc.	53,015	2,471,029
SCANA Corp.	14,971	1,132,706
Sempra Energy	24,687	2,814,812
Southern Co.	98,084	5,260,245
WEC Energy Group, Inc.	32,949	2,151,570
Xcel Energy, Inc.	53,069	2,376,430

		68,306,603

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $1,239,057,645) 97.6%		1,899,808,656

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.9%)
U.S. Treasury Bill (1)	A-1+	0.27	08/25/16	5,000,000	4,997,937
U.S. Treasury Bill (1)	A-1+	0.28	08/25/16	5,000,000	4,997,822
U.S. Treasury Bill (1)	A-1+	0.29	08/11/16	2,000,000	1,999,339
U.S. Treasury Bill (1)	A-1+	0.38	11/03/16	5,000,000	4,993,486

					16,988,584

COMMERCIAL PAPER (1.4%)
Microsoft Corp.†	A-1+	0.28	07/01/16	26,400,000	26,400,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $43,388,584) 2.3%					43,388,584

TOTAL INVESTMENTS (Cost: $1,282,446,229) 99.9%					1,943,197,240

OTHER NET ASSETS 0.1%					2,156,646

NET ASSETS 100.0%					$1,945,353,886

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.4%)
Advance Auto Parts, Inc.	609	98,433
Amazon.com, Inc.*	3,220	2,304,296
AutoNation, Inc.*	595	27,953
AutoZone, Inc.*	249	197,666
Bed Bath & Beyond, Inc.	1,298	56,100
Best Buy Co., Inc.	2,367	72,430
BorgWarner, Inc.	1,794	52,959
CarMax, Inc.*	1,605	78,693
Carnival Corp.	3,633	160,579
CBS Corp. Cl B	3,454	188,036
Chipotle Mexican Grill, Inc.*	245	98,676
Coach, Inc.	2,319	94,476
Comcast Corp. Cl A	20,128	1,312,144
D.R. Horton, Inc.	2,757	86,790
Darden Restaurants, Inc.	953	60,363
Delphi Automotive PLC	2,265	141,789
Discovery Communications, Inc. Cl A*	1,276	32,193
Discovery Communications, Inc. Cl C*	1,989	47,438
Disney (Walt) Co.	12,411	1,214,044
Dollar General Corp.	2,367	222,498
Dollar Tree, Inc.*	1,965	185,182
Expedia, Inc.	974	103,536
Foot Locker, Inc.	1,127	61,827
Ford Motor Co.	32,461	408,035
Gap, Inc.	1,864	39,554
Garmin Ltd.	989	41,953
General Motors Co.	11,689	330,799
Genuine Parts Co.	1,247	126,259
Goodyear Tire & Rubber Co.	2,204	56,555
H&R Block, Inc.	1,872	43,056
Hanesbrands, Inc.	3,150	79,160
Harley-Davidson, Inc.	1,496	67,769
Harman Int’l. Industries, Inc.	579	41,584
Hasbro, Inc.	938	78,783
Home Depot, Inc.	10,360	1,322,868
Interpublic Group of Cos., Inc.	3,359	77,593
Johnson Controls, Inc.	5,400	239,004
Kohl’s Corp.	1,524	57,790
L Brands, Inc.	2,116	142,047
Leggett & Platt, Inc.	1,131	57,805
Lennar Corp. Cl A	1,522	70,164
LKQ Corp.*	2,562	81,215
Lowe’s Cos., Inc.	7,367	583,245
Macy’s, Inc.	2,566	86,243
Marriott International, Inc. Cl A	1,595	106,004
Mattel, Inc.	2,824	88,363
McDonald’s Corp.	7,303	878,843
Michael Kors Hldgs. Ltd.*	1,469	72,686
Mohawk Industries, Inc.*	529	100,383
Netflix, Inc.*	3,563	325,943
Newell Brands, Inc.	3,790	184,080
News Corp. Cl A	3,169	35,968
News Corp. Cl B	898	10,480
NIKE, Inc. Cl B	11,100	612,720
Nordstrom, Inc.	1,078	41,018
O’Reilly Automotive, Inc.*	804	217,964
Omnicom Group, Inc.	1,969	160,454

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Priceline Group Inc.*	412	514,345
PulteGroup, Inc.	2,593	50,538
PVH Corp.	670	63,134
Ralph Lauren Corp.	471	42,211
Ross Stores, Inc.	3,326	188,551
Royal Caribbean Cruises Ltd.	1,404	94,279
Scripps Networks Interactive, Inc. Cl A	790	49,193
Signet Jewelers Ltd.	651	53,649
Staples, Inc.	5,404	46,582
Starbucks Corp.	12,183	695,893
Starwood Hotels & Resorts	1,394	103,086
Target Corp.	4,895	341,769
TEGNA, Inc.	1,810	41,938
Tiffany & Co.	902	54,697
Time Warner, Inc.	6,545	481,319
TJX Cos., Inc.	5,502	424,919
Tractor Supply Co.	1,105	100,754
TripAdvisor, Inc.*	945	60,764
Twenty-First Century Fox, Inc. Cl A	9,137	247,156
Twenty-First Century Fox, Inc. Cl B	3,598	98,046
Ulta Salon, Cosmetics & Fragrances, Inc.*	519	126,449
Under Armour, Inc. Cl A*	1,530	61,399
Under Armour, Inc. Cl C*	1,538	55,983
Urban Outfitters, Inc.*	745	20,488
V.F. Corp.	2,785	171,250
Viacom, Inc. Cl B	2,873	119,143
Whirlpool Corp.	632	105,316
Wyndham Worldwide Corp.	942	67,099
Wynn Resorts Ltd.	682	61,816
Yum! Brands, Inc.	3,396	281,596

		18,587,850

CONSUMER STAPLES (5.5%)
Altria Group, Inc.	16,270	1,121,979
Archer-Daniels-Midland Co.	4,885	209,518
Brown-Forman Corp. Cl B	831	82,901
Campbell Soup Co.	1,488	98,997
Church & Dwight Co., Inc.	1,059	108,961
Clorox Co.	1,073	148,492
Coca-Cola Co.	32,375	1,467,559
Colgate-Palmolive Co.	7,432	544,022
ConAgra Foods, Inc.	3,624	173,263
Constellation Brands, Inc. Cl A	1,463	241,980
Costco Wholesale Corp.	3,642	571,940
CVS Health Corp.	8,943	856,203
Dr. Pepper Snapple Group, Inc.	1,553	150,066
Estee Lauder Cos., Inc. Cl A	1,848	168,205
General Mills, Inc.	4,936	352,036
Hershey Co.	1,177	133,578
Hormel Foods Corp.	2,228	81,545
J.M. Smucker Co.	999	152,258
Kellogg Co.	2,104	171,792
Kimberly-Clark Corp.	3,000	412,440
Kraft Heinz Co.	4,950	437,976
Kroger Co.	7,912	291,082
McCormick & Co., Inc.	958	102,190
Mead Johnson Nutrition Co.	1,561	141,661
Molson Coors Brewing Co. Cl B	1,534	155,133
Mondelez International, Inc. Cl A	12,905	587,307
Monster Beverage Corp.*	1,175	188,834
PepsiCo, Inc.	12,019	1,273,293
Philip Morris Int’l., Inc.	12,901	1,312,290

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Proctor & Gamble Co.	22,132	1,873,916
Reynolds American, Inc.	6,889	371,524
Sysco Corp.	4,357	221,074
Tyson Foods, Inc. Cl A	2,510	167,643
Wal-Mart Stores, Inc.	12,718	928,668
Walgreens Boots Alliance, Inc.	7,163	596,463
Whole Foods Market, Inc.	2,686	86,006

		15,982,795

ENERGY (3.9%)
Anadarko Petroleum Corp.	4,258	226,739
Apache Corp.	3,141	174,859
Baker Hughes, Inc.	3,632	163,912
Cabot Oil & Gas Corp.	3,896	100,283
Chesapeake Energy Corp.*	4,897	20,959
Chevron Corp.	15,687	1,644,468
Cimarex Energy Co.	788	94,024
Columbia Pipeline Group, Inc.	3,339	85,111
Concho Resources, Inc.*	1,083	129,169
ConocoPhillips	10,329	450,344
Devon Energy Corp.	4,387	159,029
Diamond Offshore Drilling, Inc.	545	13,260
EOG Resources, Inc.	4,575	381,647
EQT Corp.	1,433	110,957
Exxon Mobil Corp.	34,538	3,237,592
FMC Technologies, Inc.*	1,881	50,166
Halliburton Co.	7,137	323,235
Helmerich & Payne, Inc.	908	60,954
Hess Corp.	2,203	132,400
Kinder Morgan, Inc.	15,222	284,956
Marathon Oil Corp.	7,072	106,151
Marathon Petroleum Corp.	4,444	168,694
Murphy Oil Corp.	1,326	42,101
National Oilwell Varco, Inc.	3,139	105,627
Newfield Exploration Co.*	1,650	72,897
Noble Energy, Inc.	3,552	127,410
Occidental Petroleum Corp.	6,357	480,335
ONEOK, Inc.	1,747	82,895
Phillips 66	3,901	309,505
Pioneer Natural Resources Co.	1,356	205,041
Range Resources Corp.	1,413	60,957
Schlumberger Ltd.	11,547	913,137
Southwestern Energy Co.*	3,919	49,301
Spectra Energy Corp.	5,694	208,571
Tesoro Corp.	1,009	75,594
Transocean Ltd.	2,813	33,447
Valero Energy Corp.	3,913	199,563
Williams Cos., Inc.	5,643	122,058

		11,207,348

FINANCIALS (8.3%)
Affiliated Managers Group, Inc.*	452	63,628
Aflac, Inc.	3,453	249,168
Allstate Corp.	3,109	217,475
American Express Co.	6,722	408,429
American Int’l. Group, Inc.	9,307	492,247
American Tower Corp.	3,527	400,702
Ameriprise Financial, Inc.	1,380	123,993
Aon PLC	2,203	240,634
Apartment Investment & Management Co. Cl A	1,295	57,187
Assurant, Inc.	510	44,018
AvalonBay Communities, Inc.	1,145	206,547
Bank of America Corp.	85,473	1,134,227

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Bank of New York Mellon Corp.	8,963	348,213
BB&T Corp.	6,826	243,074
Berkshire Hathaway, Inc. Cl B*	15,606	2,259,593
BlackRock, Inc.	1,046	358,286
Boston Properties, Inc.	1,273	167,909
Capital One Financial Corp.	4,270	271,188
CBRE Group, Inc.*	2,438	64,558
Charles Schwab Corp.	10,017	253,530
Chubb Ltd.	3,857	504,148
Cincinnati Financial Corp.	1,232	92,264
Citigroup, Inc.	24,388	1,033,807
Citizens Financial Group, Inc.	4,401	87,932
CME Group, Inc.	2,821	274,765
Comerica, Inc.	1,457	59,926
Crown Castle Int’l. Corp.	2,796	283,598
Digital Realty Trust, Inc.	1,217	132,641
Discover Financial Svcs.	3,432	183,921
E*Trade Financial Corp.*	2,295	53,910
Equinix, Inc.	574	222,495
Equity Residential	3,054	210,360
Essex Property Trust, Inc.	546	124,537
Extra Space Storage, Inc.	1,051	97,260
Federal Realty Investment Trust	588	97,343
Fifth Third Bancorp	6,401	112,594
Franklin Resources, Inc.	3,056	101,979
Gallagher (Arthur J.) & Co.	1,478	70,353
General Growth Pptys., Inc.	4,839	144,299
Goldman Sachs Group, Inc.	3,217	477,982
Hartford Financial Svcs. Group, Inc.	3,272	145,211
HCP, Inc.	3,907	138,230
Host Hotels & Resorts, Inc.	6,206	100,599
Huntington Bancshares, Inc.	6,620	59,183
Intercontinental Exchange, Inc.	992	253,912
Invesco Ltd.	3,454	88,215
Iron Mountain, Inc.	2,003	79,779
iShares Core S&P 500 ETF	592	124,734
JPMorgan Chase & Co.	30,415	1,889,988
KeyCorp	6,988	77,217
Kimco Realty Corp.	3,470	108,889
Legg Mason, Inc.	874	25,774
Leucadia National Corp.	2,808	48,663
Lincoln National Corp.	1,996	77,385
Loews Corp.	2,208	90,727
M&T Bank Corp.	1,320	156,064
Marsh & McLennan Cos., Inc.	4,337	296,911
MetLife, Inc.	9,152	364,524
Moody’s Corp.	1,403	131,475
Morgan Stanley	12,588	327,036
Nasdaq, Inc.	957	61,889
Navient Corp.	2,734	32,671
Northern Trust Corp.	1,797	119,069
People’s United Financial, Inc.	2,569	37,662
PNC Financial Svcs. Grp., Inc.	4,165	338,989
Principal Financial Grp., Inc.	2,234	91,840
Progressive Corp.	4,837	162,040
ProLogis, Inc.	4,366	214,109
Prudential Financial, Inc.	3,685	262,888
Public Storage	1,223	312,587
Realty Income Corp.	2,149	149,055
Regions Financial Corp.	10,588	90,104
S&P Global, Inc.	2,210	237,045

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Simon Property Group, Inc.	2,569	557,216
SL Green Realty Corp	837	89,115
State Street Corp.	3,290	177,397
SunTrust Banks, Inc.	4,166	171,139
Synchrony Financial*	6,928	175,140
T. Rowe Price Group, Inc.	2,073	151,267
The Macerich Co.	1,050	89,660
Torchmark Corp.	924	57,122
Travelers Cos., Inc.	2,431	289,386
U.S. Bancorp	13,501	544,495
UDR, Inc.	2,232	82,405
Unum Group	1,996	63,453
Ventas, Inc.	2,808	204,479
Vornado Realty Trust	1,481	148,278
Wells Fargo & Co.	38,439	1,819,318
Welltower, Inc.	2,971	226,301
Weyerhaeuser Co.	6,185	184,127
Willis Towers Watson PLC	1,157	143,827
XL Group PLC	2,362	78,678
Zions Bancorporation	1,692	42,520

		23,960,507

HEALTH CARE (7.9%)
Abbott Laboratories	12,225	480,565
AbbVie, Inc.	13,460	833,309
Aetna, Inc.	2,912	355,643
Agilent Technologies, Inc.	2,708	120,127
Alexion Pharmaceuticals, Inc.*	1,871	218,458
Allergan PLC*	3,293	760,979
AmerisourceBergen Corp.	1,519	120,487
Amgen, Inc.	6,244	950,025
Anthem, Inc.	2,188	287,372
Bard (C.R.), Inc.	608	142,977
Baxter International, Inc.	4,583	207,243
Becton, Dickinson & Co.	1,760	298,483
BIOGEN, Inc.*	1,824	441,080
Boston Scientific Corp.*	11,275	263,497
Bristol-Myers Squibb Co.	13,873	1,020,359
Cardinal Health, Inc.	2,703	210,861
Celgene Corp.*	6,441	635,276
Centene Corp.*	1,408	100,489
Cerner Corp.*	2,495	146,207
CIGNA Corp.	2,141	274,027
Danaher Corp.	4,981	503,081
DaVita HealthCare Partners, Inc.*	1,353	104,614
DENTSPLY SIRONA, Inc.	1,944	120,606
Edwards Lifesciences Corp.*	1,762	175,724
Endo International PLC*	1,726	26,908
Express Scripts Hldg. Co.*	5,254	398,253
Gilead Sciences, Inc.	11,073	923,710
HCA Hldgs., Inc.*	2,495	192,140
Hologic, Inc.*	2,002	69,269
Humana, Inc.	1,238	222,691
Illumina, Inc.*	1,222	171,544
Intuitive Surgical, Inc.*	317	209,667
Johnson & Johnson	22,887	2,776,193
Laboratory Corp. of America Hldgs.*	853	111,120
Lilly (Eli) & Co.	8,085	636,694
Mallinckrodt PLC*	908	55,188
McKesson Corp.	1,875	349,969
Medtronic PLC	11,685	1,013,907
Merck & Co., Inc.	23,031	1,326,816

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Mylan NV*	3,556	153,761
Patterson Cos., Inc.	695	33,284
PerkinElmer, Inc.	913	47,859
Perrigo Co. PLC	1,191	107,988
Pfizer, Inc.	50,477	1,777,295
Quest Diagnostics, Inc.	1,184	96,389
Regeneron Pharmaceuticals, Inc.*	648	226,301
Schein (Henry), Inc.*	682	120,578
St. Jude Medical, Inc.	2,376	185,328
Stryker Corp.	2,605	312,157
Thermo Fisher Scientific, Inc.	3,276	484,062
UnitedHealth Group, Inc.	7,913	1,117,316
Universal Health Svcs., Inc. Cl B	742	99,502
Varian Medical Systems, Inc.*	792	65,126
Vertex Pharmaceuticals, Inc.*	2,058	177,029
Waters Corp.*	670	94,236
Zimmer Biomet Hldgs., Inc.	1,656	199,349
Zoetis, Inc.	3,804	180,538

		22,733,656

INDUSTRIALS (5.2%)
3M Co.	5,051	884,531
Acuity Brands, Inc.	364	90,257
Alaska Air Group, Inc.	1,022	59,572
Allegion PLC	791	54,919
American Airlines Group, Inc.	4,792	135,662
AMETEK, Inc.	1,955	90,380
Boeing Co.	4,988	647,792
Caterpillar, Inc.	4,843	367,148
Cintas Corp.	716	70,261
CSX Corp.	7,964	207,701
Cummins, Inc.	1,323	148,758
Deere & Co.	2,477	200,736
Delta Air Lines, Inc.	6,409	233,480
Dover Corp.	1,297	89,908
Dun & Bradstreet Corp.	297	36,186
Eaton Corp. PLC	3,804	227,213
Emerson Electric Co.	5,360	279,578
Equifax, Inc.	986	126,602
Expeditors Int’l. of Wash.	1,516	74,345
Fastenal Co.	2,396	106,358
FedEx Corp.	2,074	314,792
Flowserve Corp.	1,078	48,693
Fluor Corp.	1,147	56,524
Fortune Brands Home & Security, Inc.	1,288	74,665
General Dynamics Corp.	2,396	333,619
General Electric Co.	76,457	2,406,866
Grainger (W.W.), Inc.	472	107,262
Honeywell International, Inc.	6,338	737,236
Hunt (J.B.) Transport Svcs., Inc.	746	60,374
Illinois Tool Works, Inc.	2,697	280,920
Ingersoll-Rand PLC	2,138	136,148
Jacobs Engineering Group, Inc.*	1,019	50,756
Kansas City Southern	896	80,721
L-3 Communications Hldgs., Inc.	644	94,468
Lockheed Martin Corp.	2,180	541,011
Masco Corp.	2,763	85,487
Nielsen Hldgs. PLC	3,011	156,482
Norfolk Southern Corp.	2,465	209,845
Northrop Grumman Corp.	1,500	333,420
PACCAR, Inc.	2,902	150,527
Parker Hannifin Corp.	1,120	121,016

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

PENTAIR PLC	1,500	87,435
Pitney Bowes, Inc.	1,587	28,249
Quanta Services, Inc.*	1,228	28,391
Raytheon Co.	2,473	336,204
Republic Services, Inc.	1,967	100,927
Robert Half Int’l., Inc.	1,087	41,480
Robinson (C.H.) Worldwide, Inc.	1,187	88,135
Rockwell Automation, Inc.	1,089	125,039
Rockwell Collins, Inc.	1,090	92,803
Roper Technologies, Inc.	838	142,929
Ryder System, Inc.	437	26,718
Snap-on, Inc.	479	75,596
Southwest Airlines Co.	5,326	208,832
Stanley Black & Decker, Inc.	1,250	139,025
Stericycle, Inc.*	708	73,717
Textron, Inc.	2,226	81,383
TransDigm Group, Inc.*	440	116,024
Tyco International PLC	3,530	150,378
Union Pacific Corp.	6,995	610,314
United Continental Hldgs., Inc*	2,800	114,912
United Parcel Service, Inc. Cl B	5,744	618,744
United Rentals, Inc.*	727	48,782
United Technologies Corp.	6,479	664,421
Verisk Analytics, Inc. Cl A*	1,284	104,107
Waste Management, Inc.	3,430	227,306
Xylem, Inc.	1,476	65,903

		14,909,973

INFORMATION TECHNOLOGY (10.4%)
Accenture Ltd. Cl A	5,187	587,635
Activision, Blizzard Inc.	4,218	167,159
Adobe Systems, Inc.*	4,153	397,816
Akamai Technologies, Inc.*	1,455	81,378
Alliance Data Systems Corp.*	489	95,805
Alphabet, Inc. Cl A*	2,443	1,718,724
Alphabet, Inc. Cl C*	2,458	1,701,189
Amphenol Corp. Cl A	2,558	146,650
Analog Devices, Inc.	2,556	144,772
Apple, Inc.	45,505	4,350,273
Applied Materials, Inc.	9,038	216,641
Autodesk, Inc.*	1,868	101,134
Automatic Data Processing, Inc.	3,785	347,728
Broadcom Ltd.	3,085	479,409
CA, Inc.	2,467	80,992
Cisco Systems, Inc.	41,739	1,197,492
Citrix Systems, Inc.*	1,297	103,877
Cognizant Technology Solutions*	5,022	287,459
Corning, Inc.	8,921	182,702
CSRA, Inc.	1,118	26,195
eBay, Inc.*	8,793	205,844
Electronic Arts, Inc.*	2,504	189,703
EMC Corp.	16,273	442,137
F5 Networks, Inc.*	566	64,433
Facebook, Inc. Cl A*	19,212	2,195,547
Fidelity Nat’l. Information Svcs., Inc.	2,308	170,053
First Solar, Inc.*	648	31,415
Fiserv, Inc.*	1,853	201,477
FLIR Systems, Inc.	1,166	36,088
Global Payments, Inc.	1,272	90,795
Harris Corp.	1,040	86,778
Hewlett Packard Enterprise Co.	13,786	251,870
HP, Inc.	14,277	179,176

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Int’l. Business Machines Corp.	7,353	1,116,038
Intel Corp.	39,144	1,283,923
Intuit, Inc.	2,128	237,506
Juniper Networks, Inc.	2,966	66,705
KLA-Tencor Corp.	1,289	94,419
Lam Research Corp.	1,334	112,136
Linear Technology Corp.	1,974	91,850
MasterCard, Inc. Cl A	8,089	712,317
Microchip Technology, Inc.	1,772	89,947
Micron Technology, Inc.*	8,590	118,198
Microsoft Corp.	65,300	3,341,398
Motorola Solutions, Inc.	1,326	87,476
NetApp, Inc.	2,406	59,164
NVIDIA Corp.	4,205	197,677
Oracle Corp.	25,910	1,060,496
Paychex, Inc.	2,651	157,735
PayPal Hldgs., Inc.*	9,157	334,322
Qorvo, Inc.*	1,069	59,073
QUALCOMM, Inc.	12,214	654,304
Red Hat, Inc.*	1,510	109,626
Salesforce.com, inc.*	5,284	419,602
Seagate Technology PLC	2,506	61,046
Skyworks Solutions, Inc.	1,569	99,286
Symantec Corp.	5,070	104,138
TE Connectivity Ltd.	2,969	169,560
Teradata Corp.*	1,091	27,351
Texas Instruments, Inc.	8,354	523,378
Total System Services, Inc.	1,400	74,354
VeriSign, Inc.*	797	68,909
Visa, Inc. Cl A	15,819	1,173,295
Western Digital Corp.	2,333	110,258
Western Union Co.	4,105	78,734
Xerox Corp.	7,966	75,597
Xilinx, Inc.	2,126	98,072
Yahoo!, Inc.*	7,295	274,000

		29,902,236

MATERIALS (1.5%)
Air Products & Chemicals, Inc.	1,624	230,673
Albemarle Corp.	932	73,917
Alcoa, Inc.	10,895	100,997
Avery Dennison Corp.	737	55,091
Ball Corp.	1,458	105,399
CF Industries Hldgs., Inc.	1,928	46,465
Dow Chemical Co.	9,356	465,087
Du Pont (E.I.) de Nemours & Co.	7,265	470,772
Eastman Chemical Co.	1,233	83,721
Ecolab, Inc.	2,196	260,446
FMC Corp.	1,112	51,497
Freeport-McMoRan Copper & Gold, Inc.	10,466	116,591
Int’l. Flavors & Fragrances, Inc.	665	83,837
International Paper Co.	3,407	144,389
LyondellBasell Inds. NV Cl A	2,844	211,650
Martin Marietta Materials, Inc.	527	101,184
Monsanto Co.	3,641	376,516
Newmont Mining Corp.	4,414	172,676
Nucor Corp.	2,635	130,195
Owens-Illinois, Inc.*	1,343	24,187
PPG Industries, Inc.	2,205	229,651
Praxair, Inc.	2,380	267,488
Sealed Air Corp.	1,627	74,793
Sherwin-Williams Co.	652	191,473

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

The Mosaic Co.	2,935	76,838
Vulcan Materials Co.	1,103	132,757
WestRock Co.	2,091	81,291

		4,359,581

TELECOMMUNICATION SERVICES (1.5%)
AT&T, Inc.	51,168	2,210,969
CenturyLink, Inc.	4,543	131,792
Frontier Communications Corp.	9,654	47,691
Level 3 Communications, Inc.*	2,398	123,473
Verizon Communications, Inc.	33,913	1,893,702

		4,407,627

UTILITIES (1.9%)
AES Corp.	5,466	68,216
Alliant Energy Corp.	1,894	75,192
Ameren Corp.	2,018	108,124
American Electric Power Co., Inc.	4,079	285,897
American Water Works Co., Inc.	1,474	124,568
CenterPoint Energy, Inc.	3,568	85,632
CMS Energy Corp.	2,323	106,533
Consolidated Edison, Inc.	2,539	204,237
Dominion Resources, Inc.	5,141	400,638
DTE Energy Co.	1,492	147,887
Duke Energy Corp.	5,726	491,234
Edison International	2,710	210,486
Entergy Corp.	1,485	120,805
Eversource Energy	2,633	157,717
Exelon Corp.	7,655	278,336
FirstEnergy Corp.	3,545	123,756
NextEra Energy, Inc.	3,839	500,606
NiSource, Inc.	2,663	70,623
NRG Energy, Inc.	2,614	39,184
PG&E Corp.	4,128	263,862
Pinnacle West Capital Corp.	925	74,981
PPL Corp.	5,616	212,004
Public Svc. Enterprise Group, Inc.	4,223	196,834
SCANA Corp.	1,192	90,187
Sempra Energy	1,966	224,163
Southern Co.	7,814	419,065
WEC Energy Group, Inc.	2,625	171,413
Xcel Energy, Inc.	4,228	189,330

		5,441,510

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $105,855,665) 52.5%		151,493,083

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill (1)	A-1+	0.27	10/13/16	100,000	99,922
U.S. Treasury Bill (1)	A-1+	0.28	11/10/16	100,000	99,897
U.S. Treasury Bill (1)	A-1+	0.30	10/13/16	100,000	99,913

					299,732

COMMERCIAL PAPER (1.5%)
Ralph Lauren Corp.†	A-1	0.40	07/01/16	4,200,000	4,200,000

TOTAL INDEXED ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $4,499,732) 1.6%					4,499,732

TOTAL INDEXED ASSETS (Cost: $110,355,397) 54.1%					155,992,815

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.2%)
AMC Networks, Inc. Cl A*	4,003	241,861
AutoZone, Inc.*	845	670,795
Bassett Furniture Industries, Inc.	15,322	366,809
Bloomin’ Brands, Inc.	12,318	220,123
BorgWarner, Inc.	11,921	351,908
Bright Horizons Family Solutions, Inc.*	1,960	129,968
Carmike Cinemas, Inc.*	6,259	188,521
Chipotle Mexican Grill, Inc.*	269	108,342
Cooper Tire & Rubber Co.	4,825	143,882
CST Brands, Inc.	52,759	2,272,858
Diamond Resorts Int’l., Inc.*	77,728	2,328,731
Dick’s Sporting Goods, Inc.	4,138	186,458
Dillard’s, Inc. Cl A	595	36,057
Dollar Tree, Inc.*	2,960	278,950
DreamWorks Animation SKG Cl A*	4,160	170,019
Drew Industries, Inc.	4,124	349,880
Eros International PLC*	6,020	97,945
Five Below, Inc.*	6,783	314,799
FTD Companies, Inc.*	3,838	95,796
Gentherm, Inc.*	4,723	161,763
Haverty Furniture Cos., Inc.	16,846	303,733
Houghton Mifflin Harcourt Co.*	42,726	667,807
HSN, Inc.	5,763	281,984
Intrawest Resorts Hldgs., Inc.*	36,598	475,042
Liberty Interactive Corp. Ser. A Liberty Ventures*	2,546	94,380
Liberty Interactive Corp. Ser. A QVC Group*	13,557	343,942
Lions Gate Entertainment Corp.	43,137	872,661
Macy’s, Inc.	2,891	97,167
MSG Networks, Inc.*	2,511	38,519
NVR, Inc.*	161	286,635
Panera Bread Co. Cl A*	6,390	1,354,297
Popeyes Louisiana Kitchen, Inc.*	2,003	109,444
Ralph Lauren Corp.	3,227	289,203
Red Robin Gourmet Burgers, Inc.*	10,374	492,039
Ruby Tuesday, Inc.*	31,836	114,928
Scripps Networks Interactive, Inc. Cl A	3,841	239,179
Select Comfort Corp.*	38,748	828,432
Stage Stores, Inc.	7,107	34,682
Steve Madden Ltd.*	8,047	275,046
Taylor Morrison Home Corp. Cl A*	2,887	42,843
Tractor Supply Co.	6,702	611,088
TripAdvisor, Inc.*	1,844	118,569
Unifi, Inc.*	9,304	253,348
V.F. Corp.	5,497	338,011
Vista Outdoor, Inc.*	8,423	402,030
Wiley (John) & Sons, Inc. Cl A	3,018	157,479

		17,837,953

CONSUMER STAPLES (2.1%)
Casey’s General Stores, Inc.	1,879	247,107
Church & Dwight Co., Inc.	6,504	669,197
Constellation Brands, Inc. Cl A	6,856	1,133,982
Crimson Wine Group Ltd.*	40,324	337,109
Edgewell Personal Care Co.	1,694	142,991
Energizer Hldgs., Inc.	1,694	87,224
Farmer Brothers Co.*	8,971	287,610
Ingredion, Inc.	2,678	346,560

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

J.M. Smucker Co.	5,731	873,462
Vector Group Ltd.	29,630	664,305
Village Super Market, Inc. Cl A	21,795	629,658
WD-40 Co.	4,733	555,891

	5,975,096

ENERGY (2.2%)
Abraxas Petroleum Corp.*	37,364	42,221
Atwood Oceanics, Inc.	6,710	84,009
Baker Hughes, Inc.	3,952	178,354
Carrizo Oil and Gas, Inc.*	5,296	189,862
Cheniere Energy, Inc.*	3,349	125,755
Continental Resources, Inc.*	13,500	611,145
CrossAmerica Partners LP	5,933	145,477
FMC Technologies, Inc.*	9,536	254,325
Gulfport Energy Corp.*	23,345	729,765
Hess Corp.	3,210	192,921
Matador Resources Co.*	11,804	233,719
Matrix Service Co.*	3,765	62,085
MPLX LP	3,645	122,581
Nabors Industries Ltd.	28,488	286,304
Newfield Exploration Co.*	7,197	317,963
Noble Energy, Inc.	5,726	205,392
Parsley Energy, Inc. Cl A*	2,710	73,333
PBF Energy, Inc.	22,271	529,604
PDC Energy, Inc.*	3,744	215,692
Pioneer Natural Resources Co.	2,474	374,094
Range Resources Corp.	21,683	935,405
Tesoro Corp.	4,544	340,437
Weatherford Int’l. PLC*	8,821	48,957

		6,299,400

FINANCIALS (11.3%)
Agree Realty Corp.	2,498	120,504
Alexander’s, Inc.	568	232,443
Allied World Assurance Co. Hldgs. AG	13,092	460,053
American Equity Investment Life Hldg. Co.	12,060	171,855
American Financial Group, Inc.	4,234	313,020
Ameriprise Financial, Inc.	5,708	512,863
Aon PLC	3,454	377,280
Apartment Investment & Management Co. Cl A	3,528	155,796
Ashford Hospitality Trust, Inc.	3,838	20,610
Aspen Insurance Hldgs. Ltd.	6,457	299,476
Associated Banc-Corp.	10,766	184,637
Assurant, Inc.	1,087	93,819
BancFirst Corp.	4,762	287,244
Bank of Marin Bancorp	3,913	189,272
Bank of the Ozarks, Inc.	4,906	184,073
BankUnited, Inc.	3,613	110,991
Banner Corp.	7,818	332,578
Brandywine Realty Trust	9,951	167,177
Brookline Bancorp, Inc.	29,527	325,683
Bryn Mawr Bank Corp.	8,415	245,718
Camden Property Trust	3,103	274,367
CBRE Group, Inc.*	6,297	166,745
Charter Financial Corp.	14,405	191,298
Chatham Lodging Trust	12,559	276,047
Chesapeake Lodging Trust	11,604	269,793
Colony Capital, Inc. Cl A	18,027	276,714
Columbia Banking System, Inc.	3,067	86,060
Commerce Bancshares, Inc.	5,857	280,550
Crown Castle Int’l. Corp.	3,175	322,040
CubeSmart	10,411	321,492

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Customers Bancorp, Inc.*	12,016	301,962
DDR Corp.	6,007	108,967
Dime Community Bancshares	13,840	235,418
Discover Financial Svcs.	3,942	211,252
Duke Realty Corp.	35,176	937,792
Eagle Bancorp, Inc.*	4,763	229,148
East West Bancorp, Inc.	6,477	221,384
Easterly Acquisition Corp.*	26,084	263,970
Easterly Government Pptys.	35,770	705,743
EastGroup Properties, Inc.	1,957	134,876
Ellington Financial LLC	25,901	443,684
Enterprise Financial Svcs. Corp.	9,454	263,672
Equity Lifestyle Properties, Inc.	7,423	594,211
Essex Property Trust, Inc.	1,349	307,693
Everest Re Group Ltd.	2,889	527,734
Extra Space Storage, Inc.	2,879	266,423
FBL Financial Group, Inc. Cl A	4,421	268,222
FBR & Co.	2,088	31,174
FelCor Lodging Trust, Inc.	46,524	289,845
Fifth Third Bancorp	25,092	441,368
First Connecticut Bancorp, Inc.	5,708	94,524
First Interstate BancSytem, Inc.	9,539	268,046
First Niagara Financial Group, Inc.	7,832	76,284
First Republic Bank/CA	7,017	491,120
Flushing Financial Corp.	8,703	173,016
Forest City Realty Trust, Inc. Cl A	21,702	484,172
Gallagher (Arthur J.) & Co.	3,661	174,264
General Growth Pptys., Inc.	26,847	800,578
Glacier Bancorp, Inc.	9,696	257,720
Gramercy Property Trust	9,370	86,391
Hanmi Financial Corp.	6,804	159,826
Hartford Financial Svcs. Group, Inc.	16,144	716,471
Heritage Financial Corp.	11,049	194,241
Highwoods Properties, Inc.	9,105	480,744
Host Hotels & Resorts, Inc.	19,931	323,082
Huntington Bancshares, Inc.	8,731	78,055
Intercontinental Exchange, Inc.	1,799	460,472
Investors Bancorp, Inc.	58,724	650,662
iShares Russell 2000 Value ETF	3,610	351,253
iShares Russell Mid-Cap ETF	2,658	446,916
iShares Russell Mid-Cap Value ETF	1,358	100,886
Janus Capital Group, Inc.	12,617	175,629
KeyCorp	16,821	185,872
Kilroy Realty Corp.	9,969	660,845
Lincoln National Corp.	4,520	175,240
Marlin Business Svcs. Corp.	13,515	220,295
MB Financial, Inc.	6,031	218,805
NMI Hldgs., Inc. Cl A*	26,386	144,595
Northfield Bancorp, Inc.	20,705	307,055
Pace Hldgs. Corp.*	24,200	242,000
Parkway Properties, Inc.	10,798	180,651
Pennsylvania REIT	12,810	274,775
Pinnacle Financial Partners, Inc.	4,713	230,230
PrivateBancorp, Inc.	9,541	420,090
Progressive Corp.	5,091	170,549
ProLogis, Inc.	4,217	206,802
Prosperity Bancshares, Inc.	3,564	181,728
QTS Realty Trust, Inc.	7,452	417,163
Raymond James Financial, Inc.	6,028	297,180
Regency Centers Corp.	1,667	139,578
Reinsurance Grp. of America, Inc.	7,423	719,956

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

RLJ Lodging Trust	6,213	133,269
Safety Insurance Group, Inc.	5,202	320,339
SEI Investments Co.	6,765	325,464
Selective Insurance Group, Inc.	7,457	284,932
Sovran Self Storage, Inc.	1,754	184,030
Starwood Property Trust, Inc.	45,649	945,847
Stock Yards Bancorp, Inc.	16,683	470,961
Stonegate Bank	2,494	80,481
SunTrust Banks, Inc.	7,512	308,593
SVB Financial Group*	6,767	643,948
Terreno Realty Corp.	20,666	534,630
The GEO Group, Inc.	6,439	220,085
TriCo Bancshares	3,848	106,205
UMB Financial Corp.	3,009	160,109
Urstadt Biddle Pptys., Inc. Cl A	7,063	175,021
Vornado Realty Trust	2,794	279,735
Voya Financial, Inc.	5,886	145,737
Welltower, Inc.	7,964	606,618
Weyerhaeuser Co.	3,385	100,771

		32,499,272

HEALTH CARE (4.6%)
Abiomed, Inc.*	2,886	315,411
Acadia Healthcare Co., Inc.*	20,490	1,135,146
ACADIA Pharmaceuticals, Inc.*	6,110	198,331
Acceleron Pharma, Inc.*	3,430	116,551
Acorda Therapeutics, Inc.*	5,173	131,937
Agilent Technologies, Inc.	3,452	153,131
Agios Pharmaceuticals, Inc.*	1,323	55,427
Akorn, Inc.*	6,028	171,708
Albany Molecular Research, Inc.*	6,595	88,637
Align Technology, Inc.*	3,688	297,068
Alnylam Pharmaceuticals, Inc.*	2,423	134,452
Amsurg Corp.*	3,738	289,845
Ani Pharmaceuticals, Inc.*	2,268	126,600
Anika Therapeutics, Inc.*	4,209	225,813
Bard (C.R.), Inc.	1,934	454,799
BioMarin Pharmaceutical, Inc.*	1,619	125,958
BioSpecifics Technologies Corp.*	4,456	177,973
Boston Scientific Corp.*	25,564	597,431
Cardinal Health, Inc.	1,292	100,789
Catalent, Inc.*	5,225	120,123
Cepheid, Inc.*	4,333	133,240
CIGNA Corp.	2,925	374,371
Civitas Solutions, Inc.*	4,234	88,194
DexCom, Inc.*	4,363	346,117
Dynavax Technologies Corp.*	1,650	24,057
Emergent Biosolutions, Inc.*	15,169	426,553
Ensign Group, Inc.	13,508	283,803
Harvard Bioscience, Inc.*	20,998	60,054
Hill-Rom Hldgs., Inc.	1,110	56,000
Humana, Inc.	1,912	343,930
Insulet Corp.*	2,417	73,090
Integra LifeSciences Hldgs. Corp.*	1,300	103,714
Intersect ENT, Inc.*	7,051	91,169
Juno Therapeutics, Inc.*	1,196	45,974
Karyopharm Therapeutics, Inc.*	6,724	45,118
Kindred Healthcare, Inc.	7,746	87,452
Kite Pharma, Inc.*	1,217	60,850
Medicines Co.*	3,429	115,317
MEDNAX, Inc.*	5,213	377,578
Mettler-Toledo Int’l., Inc.*	746	272,230

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Mylan NV*	2,731	118,088
Neogen Corp.*	3,623	203,794
Neurocrine Biosciences, Inc.*	5,421	246,384
NuVasive, Inc.*	2,847	170,023
Omeros Corp.*	8,781	92,376
Omnicell, Inc.*	11,593	396,828
OSI Pharmaceuticals, Inc. - rights*	1,570	16
Pacific Biosciences of CA, Inc.*	31,831	223,931
Pacira Pharmaceuticals, Inc.*	2,472	83,381
PAREXEL International Corp.*	4,998	314,274
Prestige Brands Hldgs., Inc.*	3,055	169,247
QLT, Inc.*	11,709	16,627
Radius Health, Inc.*	2,777	102,055
Sorrento Therapeutics, Inc.*	11,706	65,554
Supernus Pharmaceuticals, Inc.*	37,334	760,493
TESARO, Inc.*	3,010	252,991
Ultragenyx Pharmaceutical, Inc.*	2,531	123,791
United Therapeutics Corp.*	818	86,643
Universal American Corp.	3,089	23,415
WellCare Health Plans, Inc.*	4,436	475,894
West Pharmaceutical Svcs, Inc.	1,125	85,365
Wright Medical Group NV*	16,540	287,300
Zimmer Biomet Hldgs., Inc.	3,277	394,485
Zoetis, Inc.	5,983	283,953

		13,402,849

INDUSTRIALS (4.9%)
Alaska Air Group, Inc.	11,979	698,256
AMERCO	665	249,076
Astronics Corp.*	20,398	678,438
AZZ, Inc.	17,885	1,072,742
BMC Stock Hldgs., Inc.*	2,324	41,414
Carlisle Cos., Inc.	5,150	544,252
Covenant Transportation Group Cl A*	29,684	536,390
Deluxe Corp.	4,874	323,487
Dover Corp.	4,948	342,995
Encore Wire Corp.	8,219	306,404
EnPro Industries, Inc.	7,718	342,602
Equifax, Inc.	224	28,762
Flowserve Corp.	5,686	256,837
Fortune Brands Home & Security, Inc.	6,162	357,211
Generac Hldgs., Inc.*	4,976	173,961
Genesee & Wyoming, Inc. Cl A*	1,405	82,825
Healthcare Svcs. Group, Inc.	9,743	403,165
Kansas City Southern	1,844	166,126
L-3 Communications Hldgs., Inc.	2,293	336,360
Lincoln Electric Hldgs., Inc.	4,363	257,766
Miller Industries, Inc.	21,873	450,365
Mueller Industries, Inc.	27,696	882,948
Mueller Water Products, Inc. Cl A	33,022	377,111
Old Dominion Freight Line, Inc.*	8,934	538,809
Orbital ATK, Inc.	12,460	1,060,845
Oshkosh Corp.	2,614	124,714
Pitney Bowes, Inc.	4,662	82,984
Robert Half Int’l., Inc.	5,056	192,937
Rockwell Automation, Inc.	3,868	444,124
Roper Technologies, Inc.	1,061	180,964
Smith (A.O.) Corp.	4,048	356,669
Snap-on, Inc.	511	80,646
Steelcase, Inc.	6,238	84,650
Sun Hydraulics Corp.	8,757	259,995
Teledyne Technologies, Inc.*	3,173	314,286

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

TransDigm Group, Inc.*	1,907	502,857
TransUnion*	1,799	60,159
Trex Co., Inc.*	9,120	409,670
Triumph Group, Inc.	4,260	151,230
United Rentals, Inc.*	2,355	158,021
VSE Corp.	3,100	207,080

		14,120,133

INFORMATION TECHNOLOGY (6.5%)
Aerohive Networks, Inc.*	32,500	215,150
Akamai Technologies, Inc.*	5,263	294,360
Ambarella, Inc.*	10,914	554,541
Amphenol Corp. Cl A	6,288	360,491
Analog Devices, Inc.	2,205	124,891
Anixter International, Inc.*	2,509	133,680
Apigee Corp.*	31,951	390,441
ARRIS International PLC*	25,474	533,935
Avnet, Inc.	9,758	395,296
Blackhawk Network Hldgs., Inc.*	5,360	179,506
Broadcom Ltd.	2,090	324,786
CA, Inc.	5,206	170,913
CalAmp Corp.*	27,699	410,222
Callidus Software, Inc.*	3,830	76,523
Cavium, Inc.*	26,933	1,039,613
Cimpress NV*	1,389	128,455
Cirrus Logic, Inc.*	2,780	107,836
Cognex Corp	4,693	202,269
Computer Sciences Corp.	1,776	88,178
Comtech Telecommunications Corp.	10,570	135,719
Cornerstone OnDemand, Inc.*	4,296	163,506
CSRA, Inc.	1,483	34,747
DTS, Inc.*	11,368	300,684
EPAM Systems, Inc.*	3,005	193,252
Euronet Worldwide, Inc.*	2,747	190,065
ExlService Hldgs., Inc.*	1,640	85,952
Extreme Networks, Inc.*	28,338	96,066
F5 Networks, Inc.*	408	46,447
FARO Technologies, Inc.*	4,794	162,181
Fidelity Nat’l. Information Svcs., Inc.	6,297	463,963
Genpact Ltd.*	12,370	332,011
Global Payments, Inc.	5,218	372,461
Globant S.A.*	9,263	364,499
Harris Corp.	2,046	170,718
Imation Corp.*	21,768	27,210
Imperva, Inc.*	2,686	115,525
inContact, Inc.*	10,417	144,275
j2 Global, Inc.	3,162	199,744
LinkedIn Corp. Cl A*	1,061	200,794
LogMeIn, Inc.*	9,132	579,243
Manhattan Associates, Inc.*	2,126	136,340
MAXIMUS, Inc.	4,240	234,769
MaxLinear, Inc. Cl A*	27,749	498,927
Microchip Technology, Inc.	4,498	228,318
MKS Instruments, Inc.	6,210	267,403
Monolithic Power Systems, Inc.	5,186	354,308
NetSuite, Inc.*	3,040	221,312
New Relic, Inc.*	8,306	244,030
Nova Measuring Instruments Ltd.*	8,936	97,760
NXP Semiconductors NV*	4,393	344,148
Palo Alto Networks, Inc.*	1,889	231,667
Paycom Software, Inc.*	3,486	150,630
Perficient, Inc.*	7,338	149,035

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Plexus Corp.*	3,456	149,299
Proofpoint, Inc.*	11,722	739,541
PTC, Inc.*	7,017	263,699
Qlik Technologies, Inc.*	8,070	238,711
QLogic Corp.*	14,781	217,872
Rapid7, Inc.*	4,290	53,968
Red Hat, Inc.*	2,699	195,947
Richardson Electronics Ltd.	45,433	239,432
Rogers Corp.*	5,698	348,148
Rubicon Project, Inc.*	6,324	86,323
Science Applications Int’l. Corp.	3,191	186,195
Skyworks Solutions, Inc.	4,165	263,561
Splunk, Inc.*	5,308	287,587
SS&C Technologies Hldgs., Inc.	2,518	70,705
Symantec Corp.	3,820	78,463
Synaptics, Inc.*	1,587	85,301
SYNNEX Corp.	2,595	246,058
Tyler Technologies, Inc.*	2,250	375,098
Ultimate Software Group, Inc.*	1,484	312,070
Vantiv, Inc. Cl A*	8,466	479,176
Virtusa Corp.*	5,134	148,270
Western Digital Corp.	1,527	72,166
Workday, Inc.*	1,529	114,170
Xerox Corp.	7,255	68,850
Xura, Inc.*	11,415	278,868

		18,868,273

MATERIALS (2.3%)
Ashland, Inc.	4,796	550,437
Axalta Coating Systems Ltd.*	8,097	214,813
Berry Plastics Group, Inc.*	6,089	236,558
Boise Cascade Co.*	7,464	171,299
Calgon Carbon Corp.	12,772	167,952
Crown Hldgs., Inc.*	13,020	659,723
Eastman Chemical Co.	3,233	219,521
Ferro Corp.*	39,912	534,022
Freeport-McMoRan Copper & Gold, Inc.	10,564	117,683
Huntsman Corp.	33,289	447,737
International Paper Co.	4,559	193,210
Kaiser Aluminum Corp.	5,797	524,107
Kraton Performance Polymers, Inc.*	12,920	360,856
LSB Industries, Inc.*	6,090	73,567
Olin Corp.	18,172	451,392
Orion Engineered Carbons S.A.	4,506	71,600
Packaging Corp. of America	8,689	581,555
PolyOne Corp.	7,245	255,314
RPM International, Inc.	1,005	50,200
Schnitzer Steel Industries, Inc. Cl A	2,664	46,886
The Mosaic Co.	7,422	194,308
U.S. Concrete, Inc.*	2,280	138,875
Vulcan Materials Co.	4,174	502,383

		6,763,998

TELECOMMUNICATION SERVICES (0.5%)
Consolidated Comms. Hldgs., Inc.	4,357	118,685
ORBCOMM, Inc.*	53,805	535,359
SBA Communications Corp. Cl A*	3,760	405,854
Shenandoah Telecommunications Co.	11,722	457,861

		1,517,759

UTILITIES (3.1%)
Ameren Corp.	4,057	217,374
Atmos Energy Corp.	3,929	319,506
Avista Corp.	9,534	427,123

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Black Hills Corp.	3,709	233,815
Chesapeake Utilities Corp.	4,918	325,473
Consolidated Edison, Inc.	3,145	252,984
Edison International	9,987	775,690
Entergy Corp.	2,505	203,782
Eversource Energy	10,184	610,021
FirstEnergy Corp.	5,416	189,073
Great Plains Energy, Inc.	7,821	237,758
Idacorp, Inc.	5,763	468,820
NiSource, Inc.	17,598	466,699
Northwest Natural Gas Co.	12,582	815,566
NorthWestern Corp.	4,200	264,894
PNM Resources, Inc.	10,884	385,729
Portland General Electric Co.	6,894	304,163
PPL Corp.	6,352	239,788
Public Svc. Enterprise Group, Inc.	5,772	269,033
Sempra Energy	8,939	1,019,225
Spire, Inc.	1,430	101,301
UGI Corp.	16,374	740,924
Westar Energy, Inc.	3,059	171,579

		9,040,320

TOTAL ACTIVE ASSETS - COMMON STOCKS (Cost: $116,069,007) 43.7%		126,325,053

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill	A-1+	0.26	08/11/16	1,000,000	999,698
U.S. Treasury Bill	A-1+	0.26	08/11/16	600,000	599,819
U.S. Treasury Bill	A-1+	0.26	08/11/16	500,000	499,849

					2,099,366

COMMERCIAL PAPER (0.4%)
Ralph Lauren Corp.†	A-1	0.40	07/01/16	1,200,000	1,200,000

TOTAL ACTIVE ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $3,299,366) 1.1%					3,299,366

TOTAL ACTIVE ASSETS (Cost: $119,368,373) 44.8%					129,624,419

TOTAL INVESTMENTS (Cost: $229,723,770) 98.9%					285,617,234

OTHER NET ASSETS 1.1%					3,146,566

NET ASSETS 100.0%					$288,763,800

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.4%)
Bassett Furniture Industries, Inc.	172,238	4,123,378
Carmike Cinemas, Inc.*	70,490	2,123,159
CST Brands, Inc.	90,217	3,886,548
Diamond Resorts Int’l., Inc.*	473,712	14,192,417
Eros International PLC*	67,620	1,100,177
FTD Companies, Inc.*	43,149	1,076,999
Houghton Mifflin Harcourt Co.*	337,278	5,271,655
Intrawest Resorts Hldgs., Inc.*	166,552	2,161,845
Ruby Tuesday, Inc.*	358,843	1,295,423
Select Comfort Corp.*	166,713	3,564,324
Stage Stores, Inc.	79,949	390,151
Unifi, Inc.*	105,015	2,859,558
Vista Outdoor, Inc.*	45,788	2,185,461

		44,231,095

CONSUMER STAPLES (2.6%)
Crimson Wine Group Ltd.*	452,245	3,780,768
Farmer Brothers Co.*	100,975	3,237,259
Vector Group Ltd.	142,559	3,196,173

		10,214,200

ENERGY (4.4%)
Abraxas Petroleum Corp.*	417,311	471,561
Atwood Oceanics, Inc.	75,400	944,008
Carrizo Oil and Gas, Inc.*	59,403	2,129,598
CrossAmerica Partners LP	66,854	1,639,260
Matrix Service Co.*	45,107	743,814
Nabors Industries Ltd.	151,200	1,519,560
Parsley Energy, Inc. Cl A*	30,520	825,871
PBF Energy, Inc.	159,091	3,783,184
PDC Energy, Inc.*	42,093	2,424,978
Range Resources Corp.	59,240	2,555,614

		17,037,448

FINANCIALS (40.0%)
Agree Realty Corp.	29,374	1,417,002
Alexander’s, Inc.	4,002	1,637,738
Allied World Assurance Co. Hldgs. AG	57,750	2,029,335
American Equity Investment Life Hldg. Co.	136,051	1,938,727
Ashford Hospitality Trust, Inc.	42,967	230,733
Aspen Insurance Hldgs. Ltd.	75,207	3,488,101
BancFirst Corp.	55,395	3,341,426
Bank of Marin Bancorp	44,619	2,158,221
Banner Corp.	90,519	3,850,678
Brookline Bancorp, Inc.	354,901	3,914,558
Bryn Mawr Bank Corp.	99,818	2,914,686
Charter Financial Corp.	163,182	2,167,057
Chatham Lodging Trust	135,200	2,971,696
Chesapeake Lodging Trust	131,874	3,066,071
Colony Capital, Inc. Cl A	202,549	3,109,127
Columbia Banking System, Inc.	34,806	976,656
Customers Bancorp, Inc.*	134,265	3,374,079
Dime Community Bancshares	160,018	2,721,906
Eagle Bancorp, Inc.*	55,493	2,669,768
Easterly Acquisition Corp.*	293,383	2,969,036
Easterly Government Pptys.	192,198	3,792,067
EastGroup Properties, Inc.	22,258	1,534,021
Ellington Financial LLC	294,864	5,051,020
Enterprise Financial Svcs. Corp.	106,323	2,965,348
Equity Lifestyle Properties, Inc.	50,252	4,022,673
FBR & Co.	23,352	348,645

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

FelCor Lodging Trust, Inc.	545,801	3,400,340
First Connecticut Bancorp, Inc.	64,210	1,063,318
First Interstate BancSytem, Inc.	102,633	2,883,987
Flushing Financial Corp.	98,874	1,965,615
Forest City Realty Trust, Inc. Cl A	236,199	5,269,600
Glacier Bancorp, Inc.	109,482	2,910,032
Gramercy Property Trust	105,460	972,341
Hanmi Financial Corp.	76,743	1,802,693
Highwoods Properties, Inc.	103,609	5,470,555
Investors Bancorp, Inc.	323,809	3,587,804
iShares Russell 2000 Value ETF	40,690	3,959,137
Janus Capital Group, Inc.	142,678	1,986,078
Marlin Business Svcs. Corp.	154,814	2,523,468
MB Financial, Inc.	64,566	2,342,454
NMI Hldgs., Inc. Cl A*	296,211	1,623,236
Northfield Bancorp, Inc.	232,775	3,452,053
Pace Hldgs. Corp.*	273,830	2,738,300
Parkway Properties, Inc.	120,797	2,020,934
Pennsylvania REIT	148,863	3,193,111
PrivateBancorp, Inc.	107,627	4,738,817
Prosperity Bancshares, Inc.	40,001	2,039,651
Selective Insurance Group, Inc.	83,591	3,194,012
Sovran Self Storage, Inc.	20,595	2,160,827
Stock Yards Bancorp, Inc.	194,766	5,498,244
Stonegate Bank	28,070	905,819
SVB Financial Group*	55,744	5,304,599
Terreno Realty Corp.	100,021	2,587,543
The GEO Group, Inc.	72,063	2,463,113
TriCo Bancshares	43,427	1,198,585
UMB Financial Corp.	32,144	1,710,382
Urstadt Biddle Pptys., Inc. Cl A	79,107	1,960,271

	155,587,294

HEALTH CARE (4.5%)
Albany Molecular Research, Inc.*	73,895	993,149
Amsurg Corp.*	42,271	3,277,693
Civitas Solutions, Inc.*	47,688	993,341
Emergent Biosolutions, Inc.*	32,319	908,810
Ensign Group, Inc.	42,872	900,741
Harvard Bioscience, Inc.*	236,652	676,825
Kindred Healthcare, Inc.	86,534	976,969
Pacific Biosciences of CA, Inc.*	229,139	1,611,993
QLT, Inc.*	131,370	186,545
Supernus Pharmaceuticals, Inc.*	259,183	5,279,558
Universal American Corp.	34,599	262,260
Wright Medical Group NV*	76,194	1,323,490

	17,391,374

INDUSTRIALS (10.9%)
Alaska Air Group, Inc.	40,240	2,345,590
AZZ, Inc.	103,726	6,221,485
Covenant Transportation Group Cl A*	113,280	2,046,970
Deluxe Corp.	54,645	3,626,789
Encore Wire Corp.	92,067	3,432,258
Miller Industries, Inc.	249,665	5,140,602
Mueller Industries, Inc.	314,576	10,028,683
Old Dominion Freight Line, Inc.*	9,707	585,429
Orbital ATK, Inc.	65,445	5,571,987
Steelcase, Inc.	70,040	950,443
VSE Corp.	34,918	2,332,522

	42,282,758

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

INFORMATION TECHNOLOGY (10.3%)
Aerohive Networks, Inc.*	243,756	1,613,665
Ambarella, Inc.*	32,290	1,640,655
Anixter International, Inc.*	26,966	1,436,748
Apigee Corp.*	48,304	590,275
CalAmp Corp.*	140,983	2,087,958
Cavium, Inc.*	34,560	1,334,016
Cirrus Logic, Inc.*	31,575	1,224,794
Comtech Telecommunications Corp.	118,800	1,525,392
DTS, Inc.*	46,150	1,220,668
Imation Corp.*	244,312	305,390
LogMeIn, Inc.*	34,158	2,166,642
MaxLinear, Inc. Cl A*	98,150	1,764,737
MKS Instruments, Inc.	69,625	2,998,053
Nova Measuring Instruments Ltd.*	104,593	1,144,247
Perficient, Inc.*	28,506	578,957
Plexus Corp.*	37,341	1,613,131
Proofpoint, Inc.*	51,513	3,249,955
QLogic Corp.*	165,385	2,437,775
Richardson Electronics Ltd.	518,914	2,734,677
Rogers Corp.*	30,830	1,883,713
SYNNEX Corp.	29,146	2,763,624
Virtusa Corp.*	26,220	757,234
Xura, Inc.*	128,245	3,133,025

		40,205,331

MATERIALS (3.7%)
Boise Cascade Co.*	84,253	1,933,606
Ferro Corp.*	72,619	971,642
Kaiser Aluminum Corp.	65,109	5,886,505
Kraton Performance Polymers, Inc.*	145,160	4,054,319
LSB Industries, Inc.*	68,580	828,446
Schnitzer Steel Industries, Inc. Cl A	30,033	528,581

		14,203,099

TELECOMMUNICATION SERVICES (1.1%)
Consolidated Comms. Hldgs., Inc.	48,921	1,332,608
ORBCOMM, Inc.*	304,993	3,034,680

		4,367,288

UTILITIES (7.1%)
Avista Corp.	102,622	4,597,466
Black Hills Corp.	41,612	2,623,220
Idacorp, Inc.	65,470	5,325,985
Northwest Natural Gas Co.	52,981	3,434,228
NorthWestern Corp.	46,978	2,962,902
PNM Resources, Inc.	117,139	4,151,406
Portland General Electric Co.	74,057	3,267,395
Spire, Inc.	16,170	1,145,483

		27,508,085

TOTAL COMMON STOCKS (Cost: $303,396,808) 96.0%		373,027,972

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.5%)
U.S. Treasury Bill	A-1+	0.29	08/11/16	5,000,000	4,998,348
U.S. Treasury Bill	A-1+	0.32	08/25/16	5,000,000	4,997,555

					9,995,903

COMMERCIAL PAPER (1.2%)
Microsoft Corp.†	A-1+	0.28	07/01/16	4,700,000	4,700,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $14,695,903) 3.7%					14,695,903

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

TOTAL INVESTMENTS (Cost: $318,092,711) 99.7%	387,723,875

OTHER NET ASSETS 0.3%	1,108,414

NET ASSETS 100.0%	$388,832,289

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (17.4%)
Bloomin’ Brands, Inc.	145,022	2,591,543
Bright Horizons Family Solutions, Inc.*	23,205	1,538,724
Cooper Tire & Rubber Co.	56,600	1,687,812
CST Brands, Inc.	165,468	7,128,361
Diamond Resorts Int’l., Inc.*	169,644	5,082,534
DreamWorks Animation SKG Cl A*	48,705	1,990,573
Drew Industries, Inc.	47,119	3,997,576
Five Below, Inc.*	79,702	3,698,970
Gentherm, Inc.*	55,538	1,902,177
Haverty Furniture Cos., Inc.	201,229	3,628,159
Houghton Mifflin Harcourt Co.*	146,701	2,292,937
HSN, Inc.	68,462	3,349,846
Intrawest Resorts Hldgs., Inc.*	256,533	3,329,798
Lions Gate Entertainment Corp.	221,111	4,473,076
Panera Bread Co. Cl A*	16,133	3,419,228
Popeyes Louisiana Kitchen, Inc.*	23,716	1,295,842
Red Robin Gourmet Burgers, Inc.*	121,519	5,763,646
Select Comfort Corp.*	280,238	5,991,488
Steve Madden Ltd.*	94,424	3,227,412
Vista Outdoor, Inc.*	50,730	2,421,343

		68,811,045

CONSUMER STAPLES (3.9%)
Casey’s General Stores, Inc.	22,039	2,898,349
Vector Group Ltd.	133,323	2,989,102
Village Super Market, Inc. Cl A	107,478	3,105,039
WD-40 Co.	55,663	6,537,619

		15,530,109

ENERGY (1.4%)
Gulfport Energy Corp.*	83,984	2,625,340
Matador Resources Co.*	139,094	2,754,061

		5,379,401

FINANCIALS (8.9%)
Bank of the Ozarks, Inc.	58,571	2,197,584
CubeSmart	122,617	3,786,413
Easterly Government Pptys.	218,327	4,307,592
FBL Financial Group, Inc. Cl A	51,971	3,153,081
Heritage Financial Corp.	131,037	2,303,630
Investors Bancorp, Inc.	350,144	3,879,596
Pinnacle Financial Partners, Inc.	55,887	2,730,080
QTS Realty Trust, Inc.	86,558	4,845,517
Safety Insurance Group, Inc.	61,226	3,770,297
Starwood Property Trust, Inc.	110,569	2,290,990
Terreno Realty Corp.	74,890	1,937,404

		35,202,184

HEALTH CARE (20.0%)
Abiomed, Inc.*	34,009	3,716,844
Acadia Healthcare Co., Inc.*	95,433	5,286,988
ACADIA Pharmaceuticals, Inc.*	70,013	2,272,622
Acceleron Pharma, Inc.*	39,245	1,333,545
Acorda Therapeutics, Inc.*	59,170	1,509,131
Agios Pharmaceuticals, Inc.*	15,573	652,431
Alnylam Pharmaceuticals, Inc.*	14,218	788,957
Ani Pharmaceuticals, Inc.*	27,187	1,517,578
Anika Therapeutics, Inc.*	48,250	2,588,613
BioSpecifics Technologies Corp.*	50,850	2,030,949
Catalent, Inc.*	61,107	1,404,850
Cepheid, Inc.*	49,684	1,527,783
DexCom, Inc.*	31,175	2,473,113

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Dynavax Technologies Corp.*	19,875	289,778
Emergent Biosolutions, Inc.*	144,748	4,070,314
Ensign Group, Inc.	114,002	2,395,182
Insulet Corp.*	28,298	855,732
Integra LifeSciences Hldgs. Corp.*	15,405	1,229,011
Intersect ENT, Inc.*	83,080	1,074,224
Karyopharm Therapeutics, Inc.*	79,236	531,674
Kite Pharma, Inc.*	14,750	737,500
Medicines Co.*	40,844	1,373,584
Neogen Corp.*	43,495	2,446,594
Neurocrine Biosciences, Inc.*	64,455	2,929,480
NuVasive, Inc.*	33,625	2,008,085
Omeros Corp.*	104,606	1,100,455
Omnicell, Inc.*	137,107	4,693,173
Pacific Biosciences of CA, Inc.*	134,271	944,596
Pacira Pharmaceuticals, Inc.*	29,073	980,632
PAREXEL International Corp.*	58,143	3,656,032
Prestige Brands Hldgs., Inc.*	36,070	1,998,278
Radius Health, Inc.*	32,884	1,208,487
Sorrento Therapeutics, Inc.*	137,696	771,098
Supernus Pharmaceuticals, Inc.*	179,870	3,663,952
TESARO, Inc.*	35,629	2,994,617
Ultragenyx Pharmaceutical, Inc.*	29,905	1,462,654
WellCare Health Plans, Inc.*	52,086	5,587,786
West Pharmaceutical Svcs., Inc.	13,220	1,003,134
Wright Medical Group NV*	113,546	1,972,294

		79,081,750

INDUSTRIALS (11.5%)
Astronics Corp.*	239,912	7,979,468
AZZ, Inc.	87,772	5,264,565
BMC Stock Hldgs., Inc.*	27,359	487,537
Covenant Transportation Group Cl A*	230,319	4,161,864
EnPro Industries, Inc.	91,366	4,055,737
Generac Hldgs., Inc.*	58,718	2,052,781
Genesee & Wyoming, Inc. Cl A*	16,285	960,001
Healthcare Svcs. Group, Inc.	114,445	4,735,734
Mueller Water Products, Inc. Cl A	378,072	4,317,582
Sun Hydraulics Corp.	103,070	3,060,148
Teledyne Technologies, Inc.*	37,777	3,741,812
Trex Co., Inc.*	104,024	4,672,758

		45,489,987

INFORMATION TECHNOLOGY (22.6%)
Aerohive Networks, Inc.*	127,419	843,514
Ambarella, Inc.*	94,609	4,807,083
Apigee Corp.*	324,253	3,962,372
ARRIS International PLC*	93,220	1,953,891
Blackhawk Network Hldgs., Inc.*	63,809	2,136,963
CalAmp Corp.*	178,230	2,639,586
Callidus Software, Inc.*	45,020	899,500
Cavium, Inc.*	108,285	4,179,801
Cimpress NV*	16,293	1,506,777
Cognex Corp	19,040	820,624
Cornerstone OnDemand, Inc.*	50,824	1,934,361
DTS, Inc.*	85,701	2,266,791
EPAM Systems, Inc.*	35,230	2,265,641
Euronet Worldwide, Inc.*	32,746	2,265,696
ExlService Hldgs., Inc.*	18,990	995,266
Extreme Networks, Inc.*	333,887	1,131,877
FARO Technologies, Inc.*	56,662	1,916,875
Globant S.A.*	108,960	4,287,576
Imperva, Inc.*	31,665	1,361,912

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

inContact, Inc.*	122,154	1,691,833
j2 Global, Inc.	37,086	2,342,723
LogMeIn, Inc.*	72,057	4,570,576
Manhattan Associates, Inc.*	24,914	1,597,735
MAXIMUS, Inc.	49,419	2,736,330
MaxLinear, Inc. Cl A*	223,325	4,015,384
Monolithic Power Systems, Inc.	60,722	4,148,527
New Relic, Inc.*	97,594	2,867,312
Paycom Software, Inc.*	41,042	1,773,425
Perficient, Inc.*	55,419	1,125,560
Proofpoint, Inc.*	83,061	5,240,318
Qlik Technologies, Inc.*	95,903	2,836,811
Rapid7, Inc.*	50,458	634,762
Rogers Corp.*	35,176	2,149,254
Rubicon Project, Inc.*	74,257	1,013,608
Science Applications Int’l. Corp.	37,596	2,193,727
Synaptics, Inc.*	18,603	999,911
Tyler Technologies, Inc.*	26,547	4,425,650
Virtusa Corp.*	33,049	954,455

		89,494,007

MATERIALS (4.6%)
Berry Plastics Group, Inc.*	71,672	2,784,457
Calgon Carbon Corp.	151,562	1,993,040
Ferro Corp.*	395,488	5,291,629
Olin Corp.	108,270	2,689,427
Orion Engineered Carbons S.A.	53,567	851,180
PolyOne Corp.	85,657	3,018,553
U.S. Concrete, Inc.*	27,710	1,687,816

		18,316,102

TELECOMMUNICATION SERVICES (2.2%)
ORBCOMM, Inc.*	313,867	3,122,977
Shenandoah Telecommunications Co.	137,986	5,389,733

		8,512,710

UTILITIES (2.5%)
Chesapeake Utilities Corp.	58,152	3,848,499
Northwest Natural Gas Co.	92,723	6,010,305

		9,858,804

TOTAL COMMON STOCKS (Cost: $336,288,463) 95.0%		375,676,099

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (3.8%)
U.S. Treasury Bill	A-1+	0.27	08/25/16	4,000,000	3,998,350
U.S. Treasury Bill	A-1+	0.29	08/11/16	4,000,000	3,998,678
U.S. Treasury Bill	A-1+	0.32	08/25/16	7,000,000	6,996,577

					14,993,605

COMMERCIAL PAPER (1.1%)
Microsoft Corp.†	A-1+	0.28	07/01/16	4,300,000	4,300,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $19,293,605) 4.9%					19,293,605

TOTAL INVESTMENTS (Cost: $355,582,068) 99.9%					394,969,704

OTHER NET ASSETS 0.1%					201,254

NET ASSETS 100.0%					$395,170,958

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.8%)
CST Brands, Inc.	21,146	910,970
Diamond Resorts Int’l., Inc.*	90,343	2,706,676
Dillard’s, Inc. Cl A	2,525	153,015
Liberty Interactive Corp. Ser. A QVC Group*	15,867	402,546
Macy’s, Inc.	12,259	412,025
MSG Networks, Inc.*	10,650	163,371
Ralph Lauren Corp.	2,240	200,749
Taylor Morrison Home Corp. Cl A*	12,243	181,686
Wiley (John) & Sons, Inc. Cl A	12,799	667,852

		5,798,890

CONSUMER STAPLES (5.0%)
Constellation Brands, Inc. Cl A	7,519	1,243,643
Edgewell Personal Care Co.	7,185	606,486
Energizer Hldgs., Inc.	7,185	369,956
Ingredion, Inc.	11,357	1,469,709
Vector Group Ltd.	25,971	582,270

		4,272,064

ENERGY (9.3%)
Baker Hughes, Inc.	16,760	756,379
Cheniere Energy, Inc.*	14,100	529,455
Continental Resources, Inc.*	18,110	819,840
Hess Corp.	13,610	817,961
MPLX LP	15,456	519,785
Nabors Industries Ltd.	63,160	634,758
Noble Energy, Inc.	24,278	870,852
PBF Energy, Inc.	34,399	818,008
Range Resources Corp.	31,610	1,363,655
Tesoro Corp.	8,129	609,025
Weatherford Int’l. PLC*	37,400	207,570

		7,947,288

FINANCIALS (29.9%)
Alexander’s, Inc.	1,034	423,144
American Financial Group, Inc.	17,793	1,315,436
Ameriprise Financial, Inc.	15,623	1,403,727
Apartment Investment & Management Co. Cl A	14,959	660,589
Associated Banc-Corp.	45,648	782,863
Assurant, Inc.	4,612	398,062
BankUnited, Inc.	15,320	470,630
Brandywine Realty Trust	42,191	708,809
DDR Corp.	25,470	462,026
Discover Financial Svcs.	16,715	895,757
Duke Realty Corp.	46,529	1,240,463
Equity Lifestyle Properties, Inc.	12,468	998,063
Everest Re Group Ltd.	5,652	1,032,451
Fifth Third Bancorp	50,505	888,383
First Niagara Financial Group, Inc.	33,210	323,465
General Growth Pptys., Inc.	27,431	817,992
Hartford Financial Svcs. Group, Inc.	26,111	1,158,806
Host Hotels & Resorts, Inc.	44,839	726,840
Huntington Bancshares, Inc.	37,018	330,941
iShares Russell Mid-Cap Value ETF	5,760	427,910
KeyCorp	71,319	788,075
Kilroy Realty Corp.	7,941	526,409
Lincoln National Corp.	19,166	743,066
Progressive Corp.	21,589	723,232
ProLogis, Inc.	17,883	876,982
Regency Centers Corp.	7,070	591,971
Reinsurance Grp. of America, Inc.	11,258	1,091,913

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

RLJ Lodging Trust	26,344	565,079
Starwood Property Trust, Inc.	21,119	437,586
SVB Financial Group*	7,863	748,243
Vornado Realty Trust	11,850	1,186,422
Voya Financial, Inc.	24,956	617,911
Welltower, Inc.	8,403	640,057
Weyerhaeuser Co.	14,356	427,378

		25,430,681

HEALTH CARE (6.2%)
Acadia Healthcare Co., Inc.*	8,130	450,402
Agilent Technologies, Inc.	14,639	649,386
Boston Scientific Corp.*	41,826	977,474
CIGNA Corp.	4,585	586,834
Hill-Rom Hldgs., Inc.	4,710	237,620
Humana, Inc.	3,420	615,190
MEDNAX, Inc.*	6,009	435,232
Mylan NV*	11,583	500,849
Zimmer Biomet Hldgs., Inc.	6,840	823,399

		5,276,386

INDUSTRIALS (8.9%)
Alaska Air Group, Inc.	16,943	987,607
AZZ, Inc.	5,666	339,847
Carlisle Cos., Inc.	6,200	655,216
L-3 Communications Hldgs., Inc.	9,725	1,426,560
Old Dominion Freight Line, Inc.*	12,632	761,836
Orbital ATK, Inc.	10,264	873,877
Oshkosh Corp.	11,085	528,865
Pitney Bowes, Inc.	19,770	351,906
Snap-on, Inc.	2,169	342,312
Triumph Group, Inc.	18,065	641,308
United Rentals, Inc.*	9,986	670,061

		7,579,395

INFORMATION TECHNOLOGY (9.6%)
Analog Devices, Inc.	9,350	529,584
ARRIS International PLC*	35,010	733,810
Avnet, Inc.	16,581	671,696
Broadcom Ltd.	8,864	1,377,466
CA, Inc.	22,075	724,722
Cavium, Inc.*	11,720	452,392
Computer Sciences Corp.	7,531	373,914
CSRA, Inc.	6,291	147,398
F5 Networks, Inc.*	1,733	197,285
Fidelity Nat’l. Information Svcs., Inc.	11,447	843,415
Harris Corp.	8,677	724,009
NXP Semiconductors NV*	2,420	189,583
SS&C Technologies Hldgs., Inc.	10,680	299,894
Symantec Corp.	16,070	330,078
Western Digital Corp.	6,475	306,009
Xerox Corp.	30,762	291,931

		8,193,186

MATERIALS (6.4%)
Ashland, Inc.	3,630	416,615
Crown Hldgs., Inc.*	25,339	1,283,927
Eastman Chemical Co.	13,709	930,841
Freeport-McMoRan Copper & Gold, Inc.	44,790	498,961
International Paper Co.	19,330	819,205
Packaging Corp. of America	18,921	1,266,383
RPM International, Inc.	4,262	212,887

		5,428,819

UTILITIES (13.5%)
Ameren Corp.	17,204	921,790
Atmos Energy Corp.	16,659	1,354,710

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Consolidated Edison, Inc.	13,337	1,072,828
Edison International	18,428	1,431,303
Entergy Corp.	10,621	864,018
Eversource Energy	9,997	598,820
FirstEnergy Corp.	22,966	801,743
Great Plains Energy, Inc.	33,163	1,008,155
PPL Corp.	26,935	1,016,796
Public Svc. Enterprise Group, Inc.	24,476	1,140,826
Sempra Energy	4,449	507,275
Westar Energy, Inc.	12,970	727,487

		11,445,751

TOTAL COMMON STOCKS (Cost: $68,286,859) 95.6%		81,372,460

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.3%)
U.S. Treasury Bill	A-1+	0.26	08/11/16	900,000	899,733
U.S. Treasury Bill	A-1+	0.27	08/25/16	200,000	199,921

					1,099,654

COMMERCIAL PAPER (3.4%)
Ralph Lauren Corp.†	A-1	0.40	07/01/16	2,900,000	2,900,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $3,999,654) 4.7%					3,999,654

TOTAL INVESTMENTS (Cost: $72,286,513) 100.3%					85,372,114

OTHER NET ASSETS -0.3%					(279,658)

NET ASSETS 100.0%					$85,092,456

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.4%)
Aaron’s, Inc.	45,316	991,967
Abercrombie & Fitch Co. Cl A	48,841	869,858
AMC Networks, Inc. Cl A*	43,198	2,610,023
American Eagle Outfitters, Inc.	116,503	1,855,893
Ascena Retail Group, Inc.*	127,688	892,538
Big Lots, Inc.	30,505	1,528,606
Brinker International, Inc.	39,051	1,777,992
Brunswick Corp.	64,348	2,916,251
Buffalo Wild Wings, Inc.*	12,935	1,797,318
Cabela’s, Inc.*	33,355	1,669,751
Cable One, Inc.	3,137	1,604,293
CalAtlantic Group, Inc.	52,936	1,943,281
Carter’s, Inc.	35,641	3,794,697
Cheesecake Factory, Inc.	31,327	1,508,082
Chico’s FAS, Inc.	92,879	994,734
Churchill Downs, Inc.	8,574	1,083,411
Cinemark Hldgs., Inc.	75,669	2,758,892
Cracker Barrel Old Country Store, Inc.	16,617	2,849,317
CST Brands, Inc.	52,516	2,262,389
Dana Hldg. Corp.	102,320	1,080,499
Deckers Outdoor Corp.*	21,862	1,257,502
Devry Education Group Inc.	40,529	723,037
Dick’s Sporting Goods, Inc.	63,238	2,849,504
Domino’s Pizza, Inc.	35,649	4,683,566
DreamWorks Animation SKG Cl A*	51,054	2,086,577
Dunkin’ Brands Group, Inc.	63,878	2,786,358
Fossil Group, Inc.*	27,924	796,672
GameStop Corp. Cl A	74,639	1,983,905
Gentex Corp.	201,075	3,106,609
Graham Hldgs. Co. Cl B	3,113	1,523,938
Guess?, Inc.	46,457	699,178
Helen of Troy Ltd.*	19,129	1,967,226
HSN, Inc.	21,428	1,048,472
International Speedway Corp. Cl A	18,471	617,855
Jack in the Box, Inc.	22,365	1,921,601
Kate Spade & Co.*	89,957	1,854,014
KB Home	57,584	875,853
Live Nation Entertainment, Inc.*	101,633	2,388,376
Meredith Corp.	26,521	1,376,705
Murphy USA, Inc.*	25,866	1,918,223
New York Times Co. Cl A	87,289	1,056,197
NVR, Inc.*	2,574	4,582,595
Office Depot, Inc.*	343,861	1,138,180
Panera Bread Co. Cl A*	16,025	3,396,339
Penney (J.C.) Co., Inc.*	218,121	1,936,914
Polaris Industries, Inc.	42,382	3,465,152
Pool Corp.	29,932	2,814,506
Restoration Hardware Hldgs., Inc.*	27,498	788,643
Service Corp. International	138,390	3,742,066
Skechers U.S.A., Inc. Cl A*	92,346	2,744,523
Sotheby’s	35,965	985,441
Tempur Sealy Int’l., Inc.*	42,410	2,346,121
Texas Roadhouse, Inc.	45,555	2,077,308
The Wendy’s Co.	154,658	1,487,810
Thor Industries, Inc.	32,112	2,078,931
Time, Inc.	74,235	1,221,908
Toll Brothers, Inc.*	107,487	2,892,475
TRI Pointe Group, Inc.*	103,432	1,222,566
Tupperware Brands Corp.	36,486	2,053,432
Vista Outdoor, Inc.*	43,718	2,086,660
Wiley (John) & Sons, Inc. Cl A	32,974	1,720,583
Williams-Sonoma, Inc.	58,735	3,061,856

		122,155,169

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

CONSUMER STAPLES (4.5%)
Avon Products, Inc.	309,005	1,168,039
Boston Beer Co., Inc. Cl A*	6,470	1,106,564
Casey’s General Stores, Inc.	27,278	3,587,330
Dean Foods Co.	64,744	1,171,219
Edgewell Personal Care Co.	41,937	3,539,902
Energizer Hldgs., Inc.	42,978	2,212,937
Flowers Foods, Inc.	126,313	2,368,369
Hain Celestial Group, Inc.*	71,879	3,575,980
Ingredion, Inc.	50,744	6,566,781
Lancaster Colony Corp.	13,455	1,716,993
Post Hldgs., Inc.*	45,840	3,790,510
Snyder’s-Lance, Inc.	55,554	1,882,725
Sprouts Farmers Market, Inc.*	99,651	2,282,008
SUPERVALU, Inc.*	178,552	842,765
Tootsie Roll Industries, Inc.	11,285	434,811
TreeHouse Foods, Inc.*	39,563	4,061,142
United Natural Foods, Inc.*	34,434	1,611,511
WhiteWave Foods Co. Cl A*	124,234	5,831,544

		47,751,130

ENERGY (3.5%)
CONSOL Energy, Inc.	164,061	2,639,741
Denbury Resources, Inc.	243,215	873,142
Dril-Quip, Inc.*	27,276	1,593,737
Energen Corp.	68,038	3,280,112
Ensco PLC Cl A	212,270	2,061,142
Gulfport Energy Corp.*	89,151	2,786,860
HollyFrontier Corp.	121,921	2,898,062
Nabors Industries Ltd.	199,809	2,008,080
Noble Corp. PLC	165,954	1,367,461
Oceaneering Int’l., Inc.	68,171	2,035,586
Oil States International, Inc.*	34,618	1,138,240
Patterson-UTI Energy, Inc.	103,247	2,201,226
QEP Resources, Inc.	165,935	2,925,434
Rowan Companies PLC Cl A	86,411	1,526,018
SM Energy Co.	46,722	1,261,494
Superior Energy Services, Inc.	109,227	2,010,869
Western Refining, Inc.	55,320	1,141,252
World Fuel Services Corp.	48,872	2,320,931
WPX Energy, Inc.*	198,504	1,848,072

		37,917,459

FINANCIALS (26.0%)
Alexander & Baldwin, Inc.	31,136	1,125,255
Alexandria Real Estate Equities, Inc.	52,498	5,434,593
Alleghany Corp.*	10,985	6,037,136
American Campus Communities, Inc.	91,322	4,828,194
American Financial Group, Inc.	49,458	3,656,430
Aspen Insurance Hldgs. Ltd.	43,596	2,021,982
Associated Banc-Corp.	106,614	1,828,430
BancorpSouth, Inc.	61,394	1,393,030
Bank of Hawaii Corp.	30,623	2,106,862
Bank of the Ozarks, Inc.	56,163	2,107,236
Berkley (W.R.) Corp.	68,250	4,089,540
Brown & Brown, Inc.	81,218	3,043,238
Camden Property Trust	60,853	5,380,622
Care Capital Pptys., Inc.	60,024	1,573,229
Cathay General Bancorp	51,046	1,439,497
CBOE Holdings, Inc.	58,248	3,880,482
CNO Financial Group, Inc.	127,573	2,227,425
Commerce Bancshares, Inc.	57,692	2,763,447
Communications Sales & Leasing*	95,912	2,771,857
Corporate Office Pptys. Trust	67,714	2,002,303
Corrections Corp. of America	82,280	2,881,446
Cullen/Frost Bankers, Inc.	37,796	2,408,739
DCT Industrial Trust, Inc.	61,082	2,934,379

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Douglas Emmett, Inc.	100,119	3,556,227
Duke Realty Corp.	243,791	6,499,468
East West Bancorp, Inc.	101,924	3,483,762
Eaton Vance Corp.	78,828	2,785,782
Education Realty Trust, Inc.	47,216	2,178,546
Endurance Specialty Hldgs. Ltd.	44,172	2,966,592
EPR Properties	44,374	3,580,094
Equity One, Inc.	65,387	2,104,154
Everest Re Group Ltd.	29,626	5,411,781
FactSet Research Systems, Inc.	28,893	4,663,908
Federated Investors, Inc. Cl B	65,344	1,880,600
First American Financial Corp.	77,605	3,121,273
First Horizon National Corp.	160,582	2,212,820
First Industrial Realty Trust, Inc.	81,196	2,258,873
First Niagara Financial Group, Inc.	246,220	2,398,183
FirstMerit Corp.	119,077	2,413,691
FNB Corp.	146,797	1,840,834
Fulton Financial Corp.	122,895	1,659,083
Genworth Financial, Inc.*	365,490	942,964
Hancock Hldg. Co.	55,870	1,458,766
Hanover Insurance Group, Inc.	30,041	2,542,069
Healthcare Realty Trust	80,934	2,831,881
Highwoods Properties, Inc.	69,248	3,656,294
Hospitality Properties Trust	107,213	3,087,734
International Bancshares Corp.	38,564	1,006,135
Janus Capital Group, Inc.	106,187	1,478,123
Jones Lang LaSalle, Inc.	31,485	3,068,213
Kemper Corp.	32,637	1,011,094
Kilroy Realty Corp.	64,171	4,253,896
Lamar Advertising Co. Cl A	58,202	3,858,793
LaSalle Hotel Pptys.	78,963	1,861,948
Liberty Property Trust	104,420	4,147,562
Mack-Cali Realty Corp.	64,781	1,749,087
MarketAxess Hldgs., Inc.	26,294	3,823,148
Medical Properties Trust, Inc.	166,244	2,528,571
Mercury General Corp.	26,229	1,394,334
Mid-America Apt. Communities, Inc.	53,636	5,706,870
MSCI, Inc. Cl A	61,261	4,724,448
National Retail Pptys., Inc.	101,284	5,238,408
New York Community Bancorp, Inc.	346,108	5,188,159
Old Republic Int’l. Corp.	174,293	3,362,112
Omega Healthcare Investors, Inc.	115,733	3,929,135
PacWest Bancorp	80,638	3,207,780
Post Properties, Inc.	37,033	2,260,865
Potlatch Corp.	27,764	946,752
Primerica, Inc.	33,073	1,893,099
PrivateBancorp, Inc.	55,620	2,448,949
Prosperity Bancshares, Inc.	45,522	2,321,167
Raymond James Financial, Inc.	89,205	4,397,807
Rayonier, Inc.	84,826	2,225,834
Regency Centers Corp.	69,207	5,794,702
Reinsurance Grp. of America, Inc.	44,822	4,347,286
RenaissanceRe Hldgs. Ltd.	30,220	3,549,037
SEI Investments Co.	95,895	4,613,508
Senior Housing Pptys. Trust	165,798	3,453,572
Signature Bank*	38,075	4,756,329
SLM Corp.*	299,762	1,852,529
Sovran Self Storage, Inc.	32,473	3,407,067
Stifel Financial Corp.*	48,146	1,514,192
SVB Financial Group*	36,820	3,503,791
Synovus Financial Corp.	87,617	2,540,017
Tanger Factory Outlet Centers, Inc.	65,922	2,648,746
Taubman Centers, Inc.	42,556	3,157,655
TCF Financial Corp.	118,575	1,499,974
Trustmark Corp.	47,289	1,175,132
Umpqua Hldgs. Corp.	155,858	2,411,123

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Urban Edge Pptys.	63,192	1,886,913
Valley National Bancorp	160,940	1,467,773
Waddell & Reed Financial, Inc. Cl A	55,647	958,241
Washington Federal, Inc.	64,322	1,560,452
Webster Financial Corp.	64,449	2,188,044
Weingarten Realty Investors	81,082	3,309,767
WisdomTree Investments, Inc.	77,373	757,482
WP Glimcher, Inc.	126,802	1,418,914

		279,275,266

HEALTH CARE (8.7%)
Abiomed, Inc.*	27,986	3,058,590
Akorn, Inc.*	59,864	1,705,226
Align Technology, Inc.*	50,843	4,095,404
Allscripts Healthcare Solutions, Inc.*	132,479	1,682,483
Amsurg Corp.*	38,003	2,946,753
Bio-Rad Laboratories, Inc. Cl A*	14,595	2,087,377
Bio-Techne Corp.	26,152	2,949,161
Catalent, Inc.*	76,831	1,766,345
Charles River Laboratories Int’l., Inc.*	32,644	2,691,171
Community Health Systems, Inc.*	79,354	956,216
Cooper Companies, Inc.	34,041	5,840,414
Halyard Health, Inc.*	32,038	1,041,876
Hill-Rom Hldgs., Inc.	40,408	2,038,584
IDEXX Laboratories, Inc.*	63,508	5,897,353
LifePoint Health, Inc.*	30,039	1,963,649
LivaNova PLC*	29,791	1,496,402
MEDNAX, Inc.*	65,797	4,765,677
Mettler-Toledo Int’l., Inc.*	18,926	6,906,471
Molina Healthcare, Inc.*	28,226	1,408,477
Owens & Minor, Inc.	45,300	1,693,314
PAREXEL International Corp.*	37,881	2,381,957
Prestige Brands Hldgs., Inc.*	37,462	2,075,395
ResMed, Inc.	98,802	6,247,250
STERIS PLC	60,154	4,135,588
Teleflex, Inc.	30,289	5,370,543
Tenet Healthcare Corp.*	68,390	1,890,300
United Therapeutics Corp.*	31,058	3,289,663
VCA Inc.*	56,759	3,837,476
WellCare Health Plans, Inc.*	31,263	3,353,895
West Pharmaceutical Svcs., Inc.	51,417	3,901,522

		93,474,532

INDUSTRIALS (13.0%)
AECOM*	108,793	3,456,354
AGCO Corp.	49,133	2,315,638
B/E Aerospace, Inc.	72,566	3,350,735
Carlisle Cos., Inc.	44,810	4,735,521
CEB, Inc.	23,124	1,426,288
CLARCOR, Inc.	34,191	2,079,839
Clean Harbors, Inc.*	36,043	1,878,201
Copart, Inc.*	69,696	3,415,801
Crane Co.	35,426	2,009,363
Curtiss-Wright Corp.	30,670	2,583,948
Deluxe Corp.	34,723	2,304,566
Donaldson Co., Inc.	86,799	2,982,414
Donnelley (R.R.) & Sons Co.	145,074	2,454,652
EMCOR Group, Inc.	42,882	2,112,367
Esterline Technologies Corp.*	21,534	1,335,969
FTI Consulting, Inc.*	29,719	1,208,969
GATX Corp.	29,501	1,297,159
Genesee & Wyoming, Inc. Cl A*	40,564	2,391,248
Graco, Inc.	38,805	3,065,207
Granite Construction, Inc.	28,717	1,308,059
HNI Corp.	30,998	1,441,097
Hubbell, Inc.	36,490	3,848,600
Huntington Ingalls Industries, Inc.	32,949	5,536,420
IDEX Corp.	52,877	4,341,202

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

ITT, Inc.	62,175	1,988,357
JetBlue Airways Corp*	226,378	3,748,820
Joy Global, Inc.	70,132	1,482,590
KBR, Inc.	98,314	1,301,677
Kennametal, Inc.	54,901	1,213,861
Kirby Corp.*	37,234	2,323,029
KLX, Inc.*	37,729	1,169,599
Landstar System, Inc.	29,779	2,044,626
Lennox International, Inc.	27,342	3,898,969
Lincoln Electric Hldgs., Inc.	44,486	2,628,233
Manpowergroup, Inc.	50,273	3,234,565
Miller (Herman), Inc.	42,671	1,275,436
MSA Safety, Inc.	23,085	1,212,655
MSC Industrial Direct Co., Inc. Cl A	34,286	2,419,220
Nordson Corp.	37,810	3,161,294
NOW, Inc.*	78,200	1,418,548
Old Dominion Freight Line, Inc.*	48,816	2,944,093
Orbital ATK, Inc.	41,187	3,506,661
Oshkosh Corp.	52,496	2,504,584
Regal Beloit Corp.	32,098	1,766,995
Rollins, Inc.	66,596	1,949,265
Smith (A.O.) Corp.	52,551	4,630,269
Teledyne Technologies, Inc.*	24,025	2,379,676
Terex Corp.	77,517	1,574,370
Timken Co.	47,148	1,445,558
Toro Co.	39,327	3,468,641
Trinity Industries, Inc.	104,655	1,943,443
Triumph Group, Inc.	34,852	1,237,246
Valmont Industries, Inc.	16,287	2,203,142
Wabtec Corp.	63,252	4,442,188
Watsco, Inc.	18,497	2,602,343
Werner Enterprises, Inc.	29,807	684,667
Woodward, Inc.	39,117	2,254,704

		138,938,941

INFORMATION TECHNOLOGY (16.1%)
3D Systems Corp.*	77,212	1,057,032
ACI Worldwide, Inc.*	80,041	1,561,600
Acxiom Corp.*	52,431	1,152,958
Advanced Micro Devices, Inc.*	441,294	2,268,251
ANSYS, Inc.*	61,908	5,618,151
ARRIS International PLC*	121,338	2,543,244
Arrow Electronics, Inc.*	64,454	3,989,703
Avnet, Inc.	91,327	3,699,657
Belden, Inc.	30,334	1,831,264
Broadridge Financial Solutions, Inc.	82,480	5,377,696
Brocade Communications Systems, Inc.	324,416	2,978,139
Cadence Design Systems, Inc.*	212,201	5,156,484
CDK Global, Inc.	108,799	6,037,257
Ciena Corp.*	89,481	1,677,769
Cognex Corp	59,240	2,553,244
CommVault Systems, Inc.*	29,617	1,279,158
Computer Sciences Corp.	97,902	4,860,834
comScore, Inc.*	33,002	788,088
Convergys Corp.	67,322	1,683,050
CoreLogic, Inc.*	62,425	2,402,114
Cree, Inc.*	70,607	1,725,635
Cypress Semiconductor Corp.	214,588	2,263,903
Diebold, Inc.	44,276	1,099,373
DST Systems, Inc.	21,737	2,530,839
Fair Isaac Corp.	21,751	2,458,081
Fairchild Semiconductor Int’l., Inc.*	77,836	1,545,045
FEI Company	29,080	3,108,070
Fortinet, Inc.*	102,536	3,239,112
Gartner, Inc.*	57,976	5,647,442
Henry (Jack) & Associates, Inc.	55,878	4,876,473
Ingram Micro, Inc. Cl A	103,327	3,593,713

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Integrated Device Technology, Inc.*	95,327	1,918,933
InterDigital, Inc.	24,768	1,379,082
Intersil Corp. Cl A	94,630	1,281,290
IPG Photonics Corp.*	25,935	2,074,800
j2 Global, Inc.	32,088	2,026,999
Jabil Circuit, Inc.	137,519	2,539,976
Keysight Technologies, Inc.*	118,313	3,441,725
Knowles Corp.*	61,109	835,971
Leidos Hldgs., Inc.	46,139	2,208,674
Lexmark International, Inc. Cl A	43,598	1,645,825
Manhattan Associates, Inc.*	51,197	3,283,264
MAXIMUS, Inc.	45,218	2,503,721
Mentor Graphics Corp.	71,661	1,523,513
Microsemi Corp.*	78,222	2,556,295
National Instruments Corp.	70,524	1,932,358
NCR Corp.*	88,246	2,450,591
NetScout Systems, Inc.*	64,377	1,432,388
NeuStar, Inc. Cl A*	38,722	910,354
Plantronics, Inc.	23,352	1,027,488
Polycom, Inc.*	96,550	1,086,188
PTC, Inc.*	79,847	3,000,650
Rackspace Hosting, Inc.*	73,903	1,541,617
Science Applications Int’l. Corp.	29,388	1,714,790
Silicon Laboratories, Inc.*	27,366	1,333,819
Synaptics, Inc.*	26,674	1,433,728
SYNNEX Corp.	20,288	1,923,708
Synopsys, Inc.*	106,006	5,732,804
Tech Data Corp.*	24,339	1,748,757
Teradyne, Inc.	140,802	2,772,391
Trimble Navigation Ltd.*	175,572	4,276,934
Tyler Technologies, Inc.*	22,593	3,766,479
Ultimate Software Group, Inc.*	20,081	4,222,833
VeriFone Systems, Inc.*	76,541	1,419,070
ViaSat, Inc.*	32,367	2,311,004
Vishay Intertechnology, Inc.	94,823	1,174,857
WebMD Health Corp.*	26,495	1,539,624
WEX, Inc.*	27,497	2,438,159
Zebra Technologies Corp. Cl A*	36,262	1,816,726

		172,830,764

MATERIALS (6.9%)
Allegheny Technologies, Inc.	76,017	969,217
AptarGroup, Inc.	44,665	3,534,341
Ashland, Inc.	43,279	4,967,131
Bemis Co., Inc.	65,988	3,397,722
Cabot Corp.	44,445	2,029,359
Carpenter Technology Corp.	33,177	1,092,519
Commercial Metals Co.	78,536	1,327,258
Compass Minerals Int’l., Inc.	23,410	1,736,788
Domtar Corp.	44,978	1,574,680
Eagle Materials, Inc.	34,618	2,670,779
Greif, Inc. Cl A	18,421	686,551
Louisiana-Pacific Corp.*	102,100	1,771,435
Minerals Technologies, Inc.	24,892	1,413,866
NewMarket Corp.	7,148	2,961,988

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Olin Corp.	116,703	2,898,903
Packaging Corp. of America	66,078	4,422,601
PolyOne Corp.	58,429	2,059,038
Reliance Steel & Aluminum Co.	50,405	3,876,145
Royal Gold, Inc.	45,321	3,264,018
RPM International, Inc.	93,656	4,678,117
Scotts Miracle-Gro Co. Cl A	32,332	2,260,330
Sensient Technologies Corp.	30,883	2,193,928
Silgan Hldgs., Inc.	28,748	1,479,372
Sonoco Products Co.	71,861	3,568,617
Steel Dynamics, Inc.	172,003	4,214,074
United States Steel Corp.	102,319	1,725,098
Valspar Corp.	51,496	5,563,113
Worthington Industries, Inc.	31,564	1,335,157

		73,672,145

TELECOMMUNICATION SERVICES (0.2%)
Telephone & Data Systems, Inc.	66,548	1,973,814

UTILITIES (5.8%)
Aqua America, Inc.	124,832	4,451,509
Atmos Energy Corp.	72,095	5,862,765
Black Hills Corp.	36,566	2,305,121
Great Plains Energy, Inc.	107,620	3,271,648
Hawaiian Electric Industries, Inc.	75,982	2,491,450
Idacorp, Inc.	35,865	2,917,618
MDU Resources Group, Inc.	138,108	3,314,592
National Fuel Gas Co.	59,819	3,402,505
New Jersey Resources Corp.	59,116	2,278,922
OGE Energy Corp.	140,094	4,588,079
ONE Gas, Inc.	36,555	2,434,197
PNM Resources, Inc.	55,065	1,951,504
Questar Corp.	123,602	3,135,783
Southwest Gas Corp.	33,263	2,618,131
Talen Energy Corp.*	45,442	615,739
UGI Corp.	121,895	5,515,749
Vectren Corp.	58,272	3,069,186
Westar Energy, Inc.	99,306	5,570,074
WGL Hldgs., Inc.	35,086	2,483,738

		62,278,310

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $843,603,576) 96.1%		1,030,267,530

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.7%)
U.S. Treasury Bill (1)	A-1+	0.28	08/25/16	2,000,000	1,999,129
U.S. Treasury Bill (1)	A-1+	0.29	08/11/16	5,000,000	4,998,348

					6,997,477

COMMERCIAL PAPER (2.3%)
Apple, Inc.†	A-1+	0.42	07/05/16	2,300,000	2,299,893
Microsoft Corp.†	A-1+	0.28	07/01/16	22,500,000	22,500,000

					24,799,893

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $31,797,370) 3.0%					31,797,370

TOTAL INVESTMENTS (Cost: $875,400,946) 99.1%					1,062,064,900

OTHER NET ASSETS 0.9%					9,556,591

NET ASSETS 100.0%					$1,071,621,491

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
FINANCIALS (95.3%)
iShares Core MSCI EAFE ETF	54,650	2,835,789
iShares Core MSCI Europe ETF	393,284	15,530,785
iShares Core MSCI Pacific ETF	177,010	8,282,298
iShares Edge MSCI Min Vol Emerging Markets ETF	179,014	9,235,332
iShares MSCI EAFE ETF	2,012,552	112,320,526
iShares MSCI EAFE Growth ETF	410,328	26,843,658
iShares MSCI EAFE Small-Cap ETF	177,935	8,594,261
iShares MSCI EAFE Value ETF	595,783	25,582,922
Vanguard FTSE Developed Markets ETF	2,129,980	75,316,093
Vanguard FTSE Europe ETF	424,630	19,813,236
Vanguard FTSE Pacific ETF	220,480	12,287,350

		316,642,250

TOTAL COMMON STOCKS (Cost: $341,102,487) 95.3%		316,642,250

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.4%)
U.S. Treasury Bill	A-1+	0.26	08/11/16	2,000,000	1,999,396
U.S. Treasury Bill	A-1+	0.27	08/25/16	3,000,000	2,998,762
U.S. Treasury Bill	A-1+	0.29	08/11/16	3,000,000	2,999,009

					7,997,167

COMMERCIAL PAPER (2.2%)
Precision Castparts Corp.†	A-1+	0.30	07/01/16	1,500,000	1,500,000
Wisconsin Power & Light	A-1	0.35	07/01/16	5,800,000	5,800,000

					7,300,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $15,297,167) 4.6%					15,297,167

TOTAL INVESTMENTS (Cost: $356,399,654) 99.9%					331,939,417

OTHER NET ASSETS 0.1%					220,822

NET ASSETS 100.0%					$332,160,239

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.8%)
Amazon.com, Inc.*	2,460	1,760,425
CBS Corp. Cl B	18,667	1,016,231
D.R. Horton, Inc.	16,097	506,734
Ford Motor Co.	66,958	841,662
Genuine Parts Co.	10,218	1,034,573
Interpublic Group of Cos., Inc.	41,442	957,310
Lowe’s Cos., Inc.	13,118	1,038,552
PVH Corp.	4,940	465,496
Ross Stores, Inc.	13,779	781,132
Starbucks Corp.	17,438	996,059
Target Corp.	22,140	1,545,815
Viacom, Inc. Cl B	19,426	805,596
Wyndham Worldwide Corp.	7,118	507,015

		12,256,600

CONSUMER STAPLES (5.7%)
Church & Dwight Co., Inc.	7,543	776,099
Dr. Pepper Snapple Group, Inc.	13,516	1,306,051
General Mills, Inc.	11,261	803,135
PepsiCo, Inc.	15,783	1,672,051
Philip Morris Int’l., Inc.	12,466	1,268,042
Proctor & Gamble Co.	19,030	1,611,270
Sysco Corp.	20,076	1,018,656
Tyson Foods, Inc. Cl A	11,448	764,612
Walgreens Boots Alliance, Inc.	12,563	1,046,121

		10,266,037

ENERGY (3.8%)
Chevron Corp.	17,596	1,844,589
Helmerich & Payne, Inc.	7,495	503,139
Hess Corp.	9,873	593,367
National Oilwell Varco, Inc.	22,816	767,758
Occidental Petroleum Corp.	12,570	949,789
Range Resources Corp.	4,938	213,025
Schlumberger Ltd.	12,747	1,008,033
Valero Energy Corp.	18,910	964,410

		6,844,110

FINANCIALS (8.7%)
American Int’l. Group, Inc.	17,903	946,890
American Tower Corp.	6,739	765,618
Berkshire Hathaway, Inc. Cl B*	7,390	1,069,998
Boston Properties, Inc.	3,894	513,619
Capital One Financial Corp.	17,760	1,127,938
Discover Financial Svcs.	18,504	991,629
Goldman Sachs Group, Inc.	6,112	908,121
Host Hotels & Resorts, Inc.	24,587	398,555
Iron Mountain, Inc.	12,600	501,858
JPMorgan Chase & Co.	39,248	2,438,871
MetLife, Inc.	31,340	1,248,272
Northern Trust Corp.	11,969	793,066
PNC Financial Svcs. Grp., Inc.	7,962	648,027
ProLogis, Inc.	10,469	513,400
SunTrust Banks, Inc.	23,380	960,450
Wells Fargo & Co.	38,271	1,811,366

		15,637,678

HEALTH CARE (7.5%)
AbbVie, Inc.	16,342	1,011,733
Aetna, Inc.	10,563	1,290,059
Amgen, Inc.	9,871	1,501,873
Anthem, Inc.	7,620	1,000,811
Becton, Dickinson & Co.	4,598	779,775
Celgene Corp.*	10,072	993,401
Gilead Sciences, Inc.	14,801	1,234,699
McKesson Corp.	5,967	1,113,741
Merck & Co., Inc.	27,311	1,573,387
PerkinElmer, Inc.	13,940	730,735
Pfizer, Inc.	61,829	2,176,999

		13,407,213

INDUSTRIALS (5.3%)
Boeing Co.	9,304	1,208,310
Delta Air Lines, Inc.	15,055	548,454
Eaton Corp. PLC	17,571	1,049,516
FedEx Corp.	6,677	1,013,435
General Electric Co.	98,869	3,112,396
Ingersoll-Rand PLC	12,497	795,809
Northrop Grumman Corp.	4,501	1,000,482
Robinson (C.H.) Worldwide, Inc.	10,273	762,770

		9,491,172

INFORMATION TECHNOLOGY (12.3%)
Alphabet, Inc. Cl A*	1,782	1,253,690

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Alphabet, Inc. Cl C*	1,786	1,236,091
Apple, Inc.	37,390	3,574,484
Applied Materials, Inc.	45,004	1,078,746
Automatic Data Processing, Inc.	7,967	731,928
CA, Inc.	40,115	1,316,975
Cisco Systems, Inc.	44,064	1,264,196
Facebook, Inc. Cl A*	14,703	1,680,259
HP, Inc.	58,962	739,973
Intel Corp.	50,920	1,670,176
Microsoft Corp.	61,268	3,135,084
NVIDIA Corp.	15,562	731,570
Oracle Corp.	44,796	1,833,500
QUALCOMM, Inc.	19,121	1,024,312
Total System Services, Inc.	15,259	810,405

		22,081,389

MATERIALS (1.6%)
Eastman Chemical Co.	9,247	627,871
Freeport-McMoRan Copper & Gold, Inc.	43,933	489,414
International Paper Co.	23,430	992,963
LyondellBasell Inds. NV Cl A	10,106	752,089

		2,862,337

TELECOMMUNICATION SERVICES (2.0%)
AT&T, Inc.	33,914	1,465,424
CenturyLink, Inc.	17,319	502,424
Verizon Communications, Inc.	28,004	1,563,743

		3,531,591

UTILITIES (1.4%)
Ameren Corp.	4,097	219,517
Duke Energy Corp.	5,861	502,815
Edison International	7,025	545,632
FirstEnergy Corp.	14,854	518,553
Sempra Energy	6,388	728,360

		2,514,877

TOTAL COMMON STOCKS (Cost: $80,627,957) 55.1%		98,893,004

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (11.9%)
U.S. Treasury Note	AA+	0.50	03/31/17	1,200,000	1,200,106
U.S. Treasury Note	AA+	0.88	11/30/17	1,250,000	1,255,176
U.S. Treasury Note	AA+	1.50	02/28/23	500,000	507,266
U.S. Treasury Note	AA+	1.63	02/15/26	1,000,000	1,011,250
U.S. Treasury Note	AA+	2.00	02/15/25	500,000	523,125
U.S. Treasury Note	AA+	2.13	05/15/25	1,000,000	1,056,289
U.S. Treasury Strip	AA+	0.00	11/15/21	7,050,000	6,620,209
U.S. Treasury Strip	AA+	0.00	08/15/28	6,000,000	4,826,767
U.S. Treasury Strip	AA+	0.00	08/15/29	5,500,000	4,313,837

					21,314,025

U.S. GOVERNMENT AGENCIES (11.8%)
MORTGAGE-BACKED OBLIGATIONS (11.5%)
FHARM	AA+	2.76	02/01/36	30,045	31,788
FHARM	AA+	2.90	04/01/37	46,745	49,765
FHARM	AA+	2.93	05/01/37	31,292	32,690
FHARM	AA+	4.54	09/01/39	31,934	33,622
FHARM	AA+	5.84	03/01/37	9,371	9,873
FHLMC	AA+	2.50	09/01/27	292,380	302,922
FHLMC	AA+	3.00	06/01/27	172,015	180,889
FHLMC	AA+	3.00	08/01/27	184,532	194,049
FHLMC	AA+	3.00	10/15/37	262,678	274,081
FHLMC	AA+	3.00	11/01/42	262,193	274,714
FHLMC	AA+	3.00	04/01/43	290,651	305,145
FHLMC	AA+	3.50	01/01/43	387,546	409,367
FHLMC	AA+	3.50	06/01/45	392,164	416,788
FHLMC	AA+	3.50	07/01/45	449,540	480,739
FHLMC	AA+	4.00	02/01/25	46,189	49,033
FHLMC	AA+	4.00	03/01/41	193,060	207,521
FHLMC	AA+	4.00	07/01/41	232,192	253,493
FHLMC	AA+	4.00	11/01/42	158,928	171,450
FHLMC	AA+	4.00	01/01/43	306,928	331,588
FHLMC	AA+	4.00	01/01/44	278,117	299,527
FHLMC	AA+	4.00	06/01/45	392,307	425,051
FHLMC	AA+	4.50	08/01/34	44,690	48,916
FHLMC	AA+	4.50	08/15/35	48,765	52,414
FHLMC	AA+	4.50	02/01/44	263,268	287,299
FHLMC	AA+	5.00	02/01/26	25,315	27,938
FHLMC	AA+	5.00	10/01/40	291,814	322,622
FHLMC	AA+	5.50	07/01/32	49,682	55,767
FHLMC	AA+	5.50	05/01/33	59,540	66,630
FHLMC	AA+	5.50	06/01/37	112,752	127,685

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

FHLMC	AA+	6.00	03/15/32	45,240	50,696
FHLMC Strip	AA+	3.00	01/15/43	373,119	389,142
FNMA	AA+	2.41	05/01/43	393,785	406,325
FNMA	AA+	3.00	06/01/33	365,777	385,603
FNMA	AA+	3.00	09/01/33	311,327	328,194
FNMA	AA+	3.00	12/01/42	364,224	373,871
FNMA	AA+	3.00	02/01/43	206,938	214,949
FNMA	AA+	3.00	03/01/43	395,991	415,897
FNMA	AA+	3.00	09/01/43	411,193	427,604
FNMA	AA+	3.50	03/25/28	291,966	313,700
FNMA	AA+	3.50	08/01/38	270,039	285,432
FNMA	AA+	3.50	10/01/41	165,696	176,487
FNMA	AA+	3.50	11/01/41	309,027	327,321
FNMA	AA+	3.50	12/01/41	299,026	318,512
FNMA	AA+	3.50	04/01/42	359,514	383,677
FNMA	AA+	3.50	04/01/42	422,909	447,767
FNMA	AA+	3.50	08/01/42	335,010	354,287
FNMA	AA+	3.50	10/01/42	319,558	338,201
FNMA	AA+	3.50	01/01/44	127,486	132,521
FNMA	AA+	4.00	05/01/19	20,434	21,169
FNMA	AA+	4.00	07/25/26	407,798	456,522
FNMA	AA+	4.00	01/01/31	225,417	244,046
FNMA	AA+	4.00	11/01/40	211,081	226,226
FNMA	AA+	4.00	05/01/41	228,366	250,453
FNMA	AA+	4.00	11/01/45	489,565	532,102
FNMA	AA+	4.50	05/01/18	13,745	14,097
FNMA	AA+	4.50	05/01/30	77,753	84,824
FNMA	AA+	4.50	04/01/31	101,969	111,919
FNMA	AA+	4.50	08/01/33	38,089	41,724
FNMA	AA+	4.50	09/01/33	87,555	95,709
FNMA	AA+	4.50	06/01/34	65,714	72,051
FNMA	AA+	4.50	08/01/35	53,854	58,745
FNMA	AA+	4.50	12/01/35	54,888	60,076
FNMA	AA+	4.50	05/01/39	126,362	139,177
FNMA	AA+	4.50	05/01/39	76,580	84,702
FNMA	AA+	4.50	05/01/40	107,376	118,416
FNMA	AA+	5.00	04/01/18	35,505	36,528
FNMA	AA+	5.00	06/01/33	85,268	95,198
FNMA	AA+	5.00	10/01/33	82,901	93,031
FNMA	AA+	5.00	11/01/33	246,649	275,260
FNMA	AA+	5.00	11/01/33	57,389	64,067
FNMA	AA+	5.00	03/01/34	31,389	35,036
FNMA	AA+	5.00	04/01/34	51,735	58,107
FNMA	AA+	5.00	09/01/35	32,861	36,577
FNMA	AA+	5.00	11/25/35	117,328	130,807
FNMA	AA+	5.00	08/01/37	258,571	287,888
FNMA	AA+	5.00	05/01/39	110,307	123,983
FNMA	AA+	5.00	06/01/40	59,428	66,404
FNMA	AA+	5.50	04/01/17	1,184	1,196
FNMA	AA+	5.50	05/01/17	247	248
FNMA	AA+	5.50	06/01/17	1,064	1,066
FNMA	AA+	5.50	03/01/34	15,826	17,894
FNMA	AA+	5.50	05/01/34	209,033	237,053
FNMA	AA+	5.50	07/01/34	55,078	62,448
FNMA	AA+	5.50	09/01/34	27,691	31,325
FNMA	AA+	5.50	09/01/34	87,009	98,568
FNMA	AA+	5.50	10/01/34	36,651	41,131
FNMA	AA+	5.50	02/01/35	43,938	49,866
FNMA	AA+	5.50	02/01/35	73,119	83,652
FNMA	AA+	5.50	08/01/35	28,165	31,945
FNMA	AA+	5.50	08/01/37	15,053	16,918
FNMA	AA+	5.50	11/01/38	15,300	16,333
FNMA	AA+	5.50	06/01/48	27,026	29,473
FNMA	AA+	6.00	03/01/17	452	457
FNMA	AA+	6.00	05/01/23	24,409	27,986
FNMA	AA+	6.00	04/01/32	11,578	13,222
FNMA	AA+	6.00	05/01/32	16,502	19,088
FNMA	AA+	6.00	04/01/33	107,377	125,341
FNMA	AA+	6.00	05/01/33	51,617	59,224
FNMA	AA+	6.00	06/01/34	25,626	29,451
FNMA	AA+	6.00	09/01/34	18,131	21,027
FNMA	AA+	6.00	10/01/34	40,228	46,654
FNMA	AA+	6.00	11/01/34	13,575	15,502
FNMA	AA+	6.00	12/01/36	45,034	51,842
FNMA	AA+	6.00	01/01/37	48,856	56,468
FNMA	AA+	6.00	04/01/37	15,737	17,463
FNMA	AA+	6.00	05/01/37	13,040	14,617
FNMA	AA+	6.00	06/01/37	19,495	21,079
FNMA	AA+	6.00	10/25/44	102,861	123,152
FNMA	AA+	6.00	02/25/47	95,195	108,686
FNMA	AA+	6.00	12/25/49	59,699	69,183

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

FNMA	AA+	6.50	09/01/16	73	73
FNMA	AA+	6.50	03/01/17	1,014	1,019
FNMA	AA+	6.50	05/01/17	522	525
FNMA	AA+	6.50	06/01/17	2,671	2,705
FNMA	AA+	6.50	05/01/32	25,160	28,954
FNMA	AA+	6.50	05/01/32	11,501	13,235
FNMA	AA+	6.50	07/01/32	4,065	4,678
FNMA	AA+	6.50	07/01/34	36,489	42,068
FNMA	AA+	6.50	05/01/37	51,170	55,283
FNMA	AA+	6.50	09/01/37	17,983	20,695
FNMA	AA+	7.00	09/01/31	16,723	19,066
FNMA	AA+	7.00	04/01/32	8,159	9,046
FNMA	AA+	7.50	06/01/31	6,297	7,450
FNMA	AA+	7.50	02/01/32	6,267	7,585
FNMA	AA+	7.50	06/01/32	5,655	6,973
FNMA	AA+	8.00	04/01/32	1,585	1,696
FNMA Strip	AA+	3.00	08/25/42	324,467	333,247
GNMA (2)	AA+	3.50	09/20/33	36,904	37,164
GNMA (2)	AA+	4.00	08/15/41	244,784	265,920
GNMA (2)	AA+	4.00	01/15/42	277,363	299,994
GNMA (2)	AA+	4.00	03/20/42	177,809	190,134
GNMA (2)	AA+	4.00	08/20/42	197,870	212,152
GNMA (2)	AA+	4.50	04/20/31	113,194	122,877
GNMA (2)	AA+	4.50	10/15/40	201,214	227,336
GNMA (2)	AA+	4.50	10/20/43	384,797	418,939
GNMA (2)	AA+	5.00	10/15/24	216,205	243,946
GNMA (2)	AA+	5.00	04/15/39	164,914	188,062
GNMA (2)	AA+	5.00	06/20/39	219,959	245,223
GNMA (2)	AA+	5.00	11/15/39	114,837	128,585
GNMA (2)	AA+	6.50	04/15/31	3,892	4,466
GNMA (2)	AA+	6.50	10/15/31	3,770	4,503
GNMA (2)	AA+	6.50	12/15/31	1,581	1,804
GNMA (2)	AA+	6.50	05/15/32	7,581	8,649
GNMA (2)	AA+	7.00	05/15/31	3,375	4,173
GNMA (2)	AA+	7.00	05/15/32	714	740
Vendee Mortgage Trust (2)	AA+	5.25	01/15/32	182,025	202,365

					20,609,284

NON-MORTGAGE-BACKED OBLIGATIONS (0.3%)
FHLMC	AA+	0.00	11/29/19	500,000	479,695

CORPORATE DEBT (17.0%)
CONSUMER DISCRETIONARY (3.3%)
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	100,000	107,409
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	270,000	299,671
AutoZone, Inc.	BBB	4.00	11/15/20	250,000	269,017
Coach, Inc.	BBB-	4.25	04/01/25	100,000	102,115
Dollar General Corp.	BBB	3.25	04/15/23	300,000	311,451
Expedia, Inc.	BBB-	5.95	08/15/20	250,000	279,642
Family Dollar Stores, Inc.	BBB	5.00	02/01/21	300,000	318,000
Harman Int’l. Industries, Inc.	BBB-	4.15	05/15/25	300,000	312,861
Kohl’s Corp.	BBB	3.25	02/01/23	250,000	250,613
Kohl’s Corp.	BBB	4.00	11/01/21	100,000	104,599
Lowe’s Cos., Inc.	A-	3.12	04/15/22	300,000	320,700
Macy’s Retail Hldgs., Inc.	BBB	2.88	02/15/23	216,000	205,486
Marriott International, Inc.	BBB	3.13	10/15/21	25,000	25,984
Marriott International, Inc.	BBB	3.25	09/15/22	350,000	363,550
Mattel, Inc.	BBB	3.15	03/15/23	350,000	352,209
NVR, Inc.	BBB+	3.95	09/15/22	300,000	317,954
O’Reilly Automotive, Inc.	BBB+	3.80	09/01/22	300,000	323,032
Omnicom Group, Inc.	BBB+	3.63	05/01/22	100,000	106,250
Omnicom Group, Inc.	BBB+	4.45	08/15/20	250,000	275,804
Staples, Inc.	BBB-	4.38	01/12/23	275,000	280,062
Tupperware Brands Corp.	BBB-	4.75	06/01/21	350,000	376,471
Viacom, Inc.	BBB-	3.25	03/15/23	350,000	344,332
Wynn Las Vegas LLC	BB+	5.38	03/15/22	300,000	301,875

					5,949,087

CONSUMER STAPLES (1.2%)
Avon Products, Inc.	B	4.20	07/15/18	150,000	138,375
CVS Health Corp.	BBB+	6.13	08/15/16	250,000	251,494
Edgewell Personal Care Co.	BB+	4.70	05/19/21	275,000	284,835
Ingredion, Inc.	BBB	4.63	11/01/20	250,000	274,268
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	400,000	424,414
Sysco Corp.	BBB+	2.60	06/12/22	300,000	305,409
Sysco Corp.	BBB+	3.75	10/01/25	100,000	106,996
Whole Foods Market, Inc.†	BBB-	5.20	12/03/25	300,000	323,456

					2,109,247

ENERGY (1.6%)
Cameron International Corp.	AA-	4.50	06/01/21	300,000	322,878
Energen Corp.	BB	4.63	09/01/21	250,000	235,000
EQT Corp.	BBB	4.88	11/15/21	210,000	223,298
FMC Technologies, Inc.	BBB	2.00	10/01/17	250,000	248,279

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Marathon Oil Corp.	BBB-	2.80	11/01/22	350,000	317,424
Murphy Oil Corp.	BBB-	2.50	12/01/17	200,000	199,412
Noble Corp.	BBB	7.50	03/15/19	800,000	808,000
Rowan Companies PLC	BBB-	4.88	06/01/22	300,000	262,500
Seacor Hldgs., Inc.	B	7.38	10/01/19	250,000	243,750

					2,860,541

FINANCIALS (3.9%)
Aflac, Inc.	A-	4.00	02/15/22	300,000	330,957
Alleghany Corp.	BBB+	5.63	09/15/20	300,000	335,910
American Express Co.	BBB	3.63	12/05/24	250,000	256,403
American Tower Corp.	BBB-	4.50	01/15/18	250,000	260,820
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	250,000	269,178
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	250,000	289,955
Block Financial LLC	BBB	5.25	10/01/25	350,000	375,221
Capital One Financial Corp.	BBB	4.75	07/15/21	300,000	333,941
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	250,000	251,040
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	250,000	252,216
Fifth Third Bancorp	BBB	4.30	01/16/24	300,000	319,520
First Republic Bank	A-	2.38	06/17/19	150,000	151,754
First Tennessee Bank	BBB-	2.95	12/01/19	350,000	351,596
Government Pptys. Income Trust	BBB-	3.75	08/15/19	350,000	359,014
Healthcare Realty Trust	BBB-	3.75	04/15/23	250,000	250,842
Hospitality Properties Trust	BBB-	5.00	08/15/22	250,000	268,672
Lincoln National Corp.	A-	4.00	09/01/23	250,000	259,909
Moody’s Corp.	BBB+	4.50	09/01/22	250,000	277,940
National Retail Pptys., Inc.	BBB+	3.80	10/15/22	250,000	264,091
Pacific LifeCorp.†	BBB+	6.00	02/10/20	100,000	111,800
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	300,000	307,337
Prudential Financial, Inc.	A	4.50	11/16/21	250,000	280,793
Signet UK Finance PLC	BBB-	4.70	06/15/24	250,000	243,986
Ventas Realty LP/Capital Corp.	BBB+	4.00	04/30/19	100,000	105,378
Ventas Realty LP/Capital Corp.	BBB+	4.75	06/01/21	200,000	222,493
Welltower, Inc.	BBB	6.13	04/15/20	250,000	284,788

					7,015,554

HEALTH CARE (1.8%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	290,000	319,666
Anthem, Inc.	A	4.35	08/15/20	250,000	271,137
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	200,000	221,284
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	250,000	269,628
Owens & Minor, Inc.	BBB	3.88	09/15/21	400,000	413,978
PerkinElmer, Inc.	BBB	5.00	11/15/21	300,000	332,606
Pfizer, Inc.	AA	6.05	03/30/17	300,000	311,499

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Quest Diagnostics, Inc.	BBB+	4.70	04/01/21	150,000	165,050
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	250,000	274,179
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	375,000	397,533
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	250,000	256,250

					3,232,810

INDUSTRIALS (1.3%)
Crane Co.	BBB	2.75	12/15/18	350,000	359,728
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	400,000	402,811
Equifax, Inc.	BBB+	3.30	12/15/22	300,000	316,737
Harsco Corp.	BB-	5.75	05/15/18	250,000	235,625
Hunt (J.B.) Transport Svcs., Inc.	BBB+	3.30	08/15/22	200,000	208,697
L-3 Communications Corp.	BBB-	4.75	07/15/20	250,000	269,833
Pentair PLC	BBB-	5.00	05/15/21	250,000	269,476
Pitney Bowes, Inc.	BBB	5.25	01/15/37	250,000	262,012

					2,324,919

INFORMATION TECHNOLOGY (1.6%)
Applied Materials, Inc.	A-	3.90	10/01/25	350,000	388,072
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	300,000	317,618
eBay, Inc.	BBB+	2.88	08/01/21	325,000	335,632
Fiserv, Inc.	BBB	4.75	06/15/21	360,000	399,644
Ingram Micro, Inc.	BBB-	5.00	08/10/22	200,000	202,787
Ingram Micro, Inc.	BBB-	5.25	09/01/17	100,000	102,775
Juniper Networks, Inc.	BBB	4.60	03/15/21	350,000	375,684
Symantec Corp.	BBB-	4.20	09/15/20	350,000	364,846
Tech Data Corp.	BBB-	3.75	09/21/17	100,000	102,468
Western Union Co.	BBB	5.93	10/01/16	300,000	302,934

					2,892,460

MATERIALS (1.2%)
Alcoa, Inc.	BBB-	6.75	07/15/18	250,000	270,625
Freeport-McMoRan Copper & Gold	BB	3.55	03/01/22	300,000	264,000
Methanex Corp.	BB+	3.25	12/15/19	250,000	242,808
Packaging Corp. of America	BBB	3.90	06/15/22	250,000	265,053
Packaging Corp. of America	BBB	4.50	11/01/23	150,000	162,929
Southern Copper Corp.	BBB	3.50	11/08/22	100,000	99,299
Teck Resources Ltd.	B+	4.75	01/15/22	300,000	253,470
Valspar Corp.	BBB	3.95	01/15/26	350,000	368,563
Vulcan Materials Co.	BBB	7.00	06/15/18	250,000	273,750

					2,200,497

TELECOMMUNICATION SERVICES (0.4%)
AT&T, Inc.	BBB+	3.00	06/30/22	350,000	358,426
Verizon Communications, Inc.	BBB+	4.50	09/15/20	325,000	360,736

					719,162

UTILITIES (0.7%)
Constellation Energy	BBB-	5.15	12/01/20	340,000	378,395
Entergy Corp.	BBB-	5.13	09/15/20	250,000	273,941
National Fuel Gas Co.	BBB	4.90	12/01/21	250,000	263,167
National Fuel Gas Co.	BBB	5.20	07/15/25	100,000	103,716
SCANA Corp.	BBB	4.13	02/01/22	300,000	311,687

					1,330,906

TOTAL LONG-TERM DEBT SECURITIES (Cost: $68,930,033) 40.7%					73,038,187

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (2.5%)
Ralph Lauren Corp.†	A-1	0.40	07/01/16	2,800,000	2,800,000
Ralph Lauren Corp.†	A-1	0.40	07/01/16	1,000,000	1,000,000
Toyota Motor Credit Corp.	A-1+	0.43	07/12/16	600,000	599,921

					4,399,921

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,399,921) 2.5%					4,399,921

TOTAL INVESTMENTS (Cost: $153,957,911) 98.3%					176,331,112

OTHER NET ASSETS 1.7%					3,098,026

NET ASSETS 100.0%					$179,429,138

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.5%)	13,695,642	20,473,684
Equity Index Fund (20.6%)	4,092,496	13,850,049
Mid-Cap Equity Index Fund (5.1%)	1,622,619	3,411,161
Mid-Term Bond Fund (40.9%)	25,364,837	27,383,523
Money Market Fund (2.9%)	1,649,080	1,972,792

TOTAL INVESTMENTS (Cost: $64,907,636) 100.0%		67,091,209

OTHER NET ASSETS -0.0% (3)		(275)

NET ASSETS 100.0%		$67,090,934

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (26.5%)	4,435,266	6,630,302
Equity Index Fund (24.9%)	1,839,898	6,226,682
International Fund (2.9%)	1,005,933	733,739
Mid-Cap Equity Index Fund (7.9%)	938,601	1,973,180
Mid-Term Bond Fund (34.9%)	8,064,308	8,706,114
Money Market Fund (2.9%)	608,244	727,642

TOTAL INVESTMENTS (Cost: $23,584,627) 100.0%		24,997,659

OTHER NET ASSETS -0.0% (3)		(97)

NET ASSETS 100.0%		$24,997,562

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.2%)	24,470,045	36,580,392
Equity Index Fund (28.2%)	12,068,310	40,842,238
International Fund (5.4%)	10,680,383	7,790,389
Mid-Cap Equity Index Fund (10.2%)	7,007,633	14,731,839
Mid-Term Bond Fund (29.0%)	39,048,036	42,155,712
Small Cap Growth Fund (1.0%)	1,124,988	1,467,610
Small Cap Value Fund (1.0%)	988,018	1,469,708

TOTAL INVESTMENTS (Cost: $133,248,931) 100.0%		145,037,888

OTHER NET ASSETS -0.0% (3)		(1,455)

NET ASSETS 100.0%		$145,036,433

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (25.0%)	63,898,782	95,522,609
Equity Index Fund (33.1%)	37,471,014	126,811,466
International Fund (7.8%)	40,976,332	29,888,588
Mid-Cap Equity Index Fund (11.4%)	20,770,523	43,664,956
Mid-Term Bond Fund (18.4%)	65,175,370	70,362,416
Small Cap Growth Fund (2.0%)	5,930,684	7,736,909
Small Cap Value Fund (2.3%)	5,857,134	8,712,674

TOTAL INVESTMENTS (Cost: $350,051,113) 100.0%		382,699,618

OTHER NET ASSETS -0.0% (3)		(1,392)

NET ASSETS 100.0%		$382,698,226

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.7%)	69,142,911	103,362,083
Equity Index Fund (38.0%)	49,110,227	166,201,534
International Fund (8.8%)	52,563,623	38,340,484
Mid-Cap Equity Index Fund (15.7%)	32,554,492	68,437,876
Mid-Term Bond Fund (7.5%)	30,172,072	32,573,346
Small Cap Growth Fund (3.0%)	10,128,597	13,213,323
Small Cap Value Fund (3.3%)	9,630,175	14,325,193

TOTAL INVESTMENTS (Cost: $391,811,465) 100.0%		436,453,839

OTHER NET ASSETS -0.0% (3)		(1,527)

NET ASSETS 100.0%		$436,452,312

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.4%)	55,882,024	83,538,318
Equity Index Fund (40.3%)	42,478,596	143,758,400
International Fund (9.3%)	45,330,980	33,064,916
Mid-Cap Equity Index Fund (17.7%)	30,036,964	63,145,389
Small Cap Growth Fund (4.5%)	12,421,763	16,204,885
Small Cap Value Fund (4.8%)	11,509,826	17,121,234

TOTAL INVESTMENTS (Cost: $318,022,381) 100.0%		356,833,142

OTHER NET ASSETS -0.0% (3)		(1,239)

NET ASSETS 100.0%		$356,831,903

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (15.5%)	30,838,328	46,100,371
Equity Index Fund (41.0%)	36,183,237	122,453,298
International Fund (11.2%)	45,887,030	33,470,505
Mid-Cap Equity Index Fund (20.7%)	29,423,621	61,855,984
Small Cap Growth Fund (5.8%)	13,263,991	17,303,619
Small Cap Value Fund (5.8%)	11,650,827	17,330,979

TOTAL INVESTMENTS (Cost: $266,012,843) 100.0%		298,514,756

OTHER NET ASSETS -0.0% (3)		(1,029)

NET ASSETS 100.0%		$298,513,727

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (12.2%)	19,799,034	29,597,675
Equity Index Fund (39.0%)	27,962,539	94,632,361
International Fund (12.4%)	41,290,526	30,117,764
Mid-Cap Equity Index Fund (21.2%)	24,480,625	51,464,540
Small Cap Growth Fund (7.6%)	14,054,951	18,335,470
Small Cap Value Fund (7.6%)	12,345,166	18,363,829

TOTAL INVESTMENTS (Cost: $215,957,553) 100.0%		242,511,639

OTHER NET ASSETS -0.0% (3)		(867)

NET ASSETS 100.0%		$242,510,772

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (10.5%)	20,043,928	29,963,768
Equity Index Fund (36.2%)	30,712,061	103,937,447
International Fund (13.9%)	54,497,629	39,751,170
Mid-Cap Equity Index Fund (22.0%)	29,974,094	63,013,219
Small Cap Growth Fund (8.6%)	18,818,167	24,549,352
Small Cap Value Fund (8.8%)	17,010,815	25,304,132

TOTAL INVESTMENTS (Cost: $251,481,032) 100.0%		286,519,088

OTHER NET ASSETS -0.0% (3)		(1,004)

NET ASSETS 100.0%		$286,518,084

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.5%)	6,847,350	10,236,137
Equity Index Fund (35.2%)	12,506,310	42,324,542
International Fund (14.6%)	24,138,451	17,606,852
Mid-Cap Equity Index Fund (22.2%)	12,724,211	26,749,549
Small Cap Growth Fund (9.6%)	8,838,019	11,529,691
Small Cap Value Fund (9.9%)	7,961,217	11,842,565

TOTAL INVESTMENTS (Cost: $119,892,423) 100.0%		120,289,336

OTHER NET ASSETS -0.0% (3)		(293)

NET ASSETS 100.0%		$120,289,043

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.0%)	26,442,718	39,529,351
Equity Index Fund (25.2%)	9,832,657	33,276,218
International Fund (4.9%)	8,847,347	6,453,352
Mid-Cap Equity Index Fund (5.1%)	3,211,806	6,752,038
Mid-Term Bond Fund (34.8%)	42,514,609	45,898,177

TOTAL INVESTMENTS (Cost: $124,041,973) 100.0%		131,909,136

OTHER NET ASSETS -0.0% (3)		(117)

NET ASSETS 100.0%		$131,909,019

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.9%)	54,964,259	82,166,347
Equity Index Fund (35.1%)	34,338,314	116,209,609
International Fund (9.8%)	44,141,896	32,197,584
Mid-Cap Equity Index Fund (15.3%)	24,035,750	50,529,300
Mid-Term Bond Fund (14.9%)	45,448,363	49,065,417

TOTAL INVESTMENTS (Cost: $285,062,551) 100.0%		330,168,257

OTHER NET ASSETS -0.0% (3)		(215)

NET ASSETS 100.0%		$330,168,042

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (19.8%)	33,483,091	50,054,040
Equity Index Fund (35.1%)	26,149,728	88,497,348
International Fund (14.6%)	50,413,646	36,772,268
Mid-Cap Equity Index Fund (20.3%)	24,409,568	51,315,160
Small Cap Growth Fund (5.1%)	9,945,487	12,974,444
Small Cap Value Fund (5.1%)	8,641,798	12,854,952

TOTAL INVESTMENTS (Cost: $206,729,177) 100.0%		252,468,212

OTHER NET ASSETS -0.0% (3)		(176)

NET ASSETS 100.0%		$252,468,036

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (14.7%)
U.S. Treasury Bill	A-1+	0.24	09/15/16	2,000,000	1,999,191
U.S. Treasury Bill	A-1+	0.25	09/01/16	1,000,000	999,611
U.S. Treasury Bill	A-1+	0.26	08/11/16	1,000,000	999,698
U.S. Treasury Bill	A-1+	0.28	08/11/16	2,100,000	2,099,318
U.S. Treasury Bill	A-1+	0.30	08/18/16	1,500,000	1,499,400
U.S. Treasury Bill	A-1+	0.34	08/25/16	1,500,000	1,499,221

					9,096,439

U.S. GOVERNMENT AGENCIES (9.0%)
FHLB	A-1+	0.31	08/05/16	1,900,000	1,899,427
FHLB	A-1+	0.36	07/27/16	260,000	259,933
FHLB	A-1+	0.40	08/08/16	2,000,000	1,999,155
FHLB	A-1+	0.40	09/16/16	1,400,000	1,399,041

					5,557,556

COMMERCIAL PAPER (76.3%)
Air Products & Chemicals†	A-1	0.37	07/01/16	1,000,000	1,000,000
Apple, Inc.†	A-1+	0.42	07/05/16	800,000	799,963
Archer-Daniels-Midland Co.†	A-1	0.42	07/14/16	1,200,000	1,199,818
Chevron Corp.†	A-1+	0.41	08/02/16	1,800,000	1,799,344
Emerson Electric Co.†	A-1	0.40	07/15/16	500,000	499,922
Emerson Electric Co.†	A-1	0.43	07/20/16	1,900,000	1,899,569
Exxon Mobil Corp.	A-1+	0.39	07/13/16	1,000,000	999,870
Exxon Mobil Corp.	A-1+	0.40	07/18/16	350,000	349,934
Exxon Mobil Corp.	A-1+	0.43	08/02/16	1,000,000	999,618
Grainger (W.W.), Inc.	A-1	0.39	07/08/16	2,300,000	2,299,826
Grainger (W.W.) Inc.	A-1+	0.41	07/26/16	472,000	471,866
Grainger (W.W.), Inc.	A-1+	0.42	07/21/16	1,040,000	1,039,757
Intercontinental Exchange, Inc.†	A-1	0.50	07/12/16	2,500,000	2,499,616
J.P. Morgan Securities LLC	A-1	0.50	08/09/16	350,000	349,810
J.P. Morgan Securities LLC	A-1	0.53	08/26/16	1,000,000	999,175
J.P. Morgan Securities LLC	A-1	0.55	08/24/16	900,000	899,257
Microsoft Corp.†	A-1+	0.40	07/27/16	598,000	597,827
Microsoft Corp.†	A-1+	0.40	08/03/16	1,150,000	1,149,578
Microsoft Corp.†	A-1+	0.44	08/03/16	750,000	749,697
National Rural Utilities	A-1	0.40	07/20/16	2,300,000	2,299,514
Nestle Capital Corp.†	A-1+	0.44	08/23/16	1,725,000	1,723,883
Novartis Finance Corp.†	A-1+	0.43	08/09/16	1,200,000	1,199,441
PepsiCo, Inc.†	A-1	0.40	08/17/16	2,300,000	2,298,799
Pfizer, Inc.†	A-1+	0.45	07/18/16	1,400,000	1,399,702
Pfizer, Inc.†	A-1+	0.46	07/25/16	1,100,000	1,099,663
QUALCOMM, Inc.†	A-1+	0.38	07/21/16	700,000	699,852
QUALCOMM, Inc.†	A-1+	0.43	07/07/16	1,550,000	1,549,889
Questar Corp.†	A-1	0.73	07/05/16	550,000	549,955
Ralph Lauren Corp.†	A-1	0.40	07/01/16	1,100,000	1,100,000
Simon Ppty. Group LP†	A-1	0.48	07/18/16	600,000	599,864
Simon Ppty. Group LP†	A-1	0.48	08/04/16	1,800,000	1,799,184
Toyota Motor Credit Corp.	A-1+	0.44	07/15/16	1,600,000	1,599,726
Travelers Cos., Inc.†	A-1	0.40	07/01/16	2,450,000	2,450,000
Unilever Capital Corp.†	A-1	0.38	08/01/16	1,000,000	999,673
Unilever Capital Corp.†	A-1	0.39	07/28/16	1,000,000	999,707
Washington Gas Light Co.	A-1	0.43	07/15/16	2,400,000	2,399,599
Wisconsin Gas Co.	A-1	0.42	07/06/16	1,700,000	1,699,901

					47,072,799

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $61,726,316) 100.0%					61,726,794

TOTAL INVESTMENTS (Cost: $61,726,316) 100.0%					61,726,794

OTHER NET ASSETS 0.0% (3)					22,390

NET ASSETS 100.0%					$61,749,184

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U. S. GOVERNMENT (29.2%)
U.S. Treasury Note	AA+	1.38	06/30/23	15,000,000	15,077,340
U.S. Treasury Note	AA+	1.50	10/31/19	3,000,000	3,069,843
U.S. Treasury Note	AA+	1.50	02/28/23	13,000,000	13,188,903
U.S. Treasury Note	AA+	1.63	06/30/20	5,500,000	5,655,975
U.S. Treasury Note	AA+	1.63	05/15/26	10,000,000	10,122,270
U.S. Treasury Note	AA+	1.75	09/30/19	3,000,000	3,093,867
U.S. Treasury Note	AA+	1.75	12/31/20	3,500,000	3,620,449
U.S. Treasury Note	AA+	1.75	02/28/22	15,000,000	15,502,740
U.S. Treasury Note	AA+	1.88	05/31/22	11,000,000	11,440,858
U.S. Treasury Note	AA+	2.00	11/30/20	7,500,000	7,837,208
U.S. Treasury Strip	AA+	0.00	08/15/18	50,000,000	49,359,796

					137,969,249

U.S. GOVERNMENT AGENCIES (8.2%)
MORTGAGE-BACKED OBLIGATIONS (0.6%)
FHLMC	AA+	7.50	03/15/21	3,070	3,345
FHLMC	AA+	8.00	09/01/18	45	46
Small Business Administration (2)	AA+	2.51	03/10/26	3,000,000	3,099,282

					3,102,673

NON-MORTGAGE-BACKED OBLIGATIONS (7.6%)
FHLMC	AA+	0.00	11/29/19	13,500,000	12,951,765
FNMA	AA+	0.00	10/09/19	23,000,000	22,093,961
Tennessee Valley Auth. Strip	AA+	0.00	11/01/20	900,000	846,459

					35,892,185

CORPORATE DEBT (61.7%)
CONSUMER DISCRETIONARY (9.6%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	500,000	538,482
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	250,000	268,523
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	1,500,000	1,664,840
AutoZone, Inc.	BBB	3.70	04/15/22	300,000	320,111
AutoZone, Inc.	BBB	4.00	11/15/20	700,000	753,248
Brinker International, Inc.	BBB-	2.60	05/15/18	2,000,000	2,023,726
Carnival Corp.	BBB+	1.88	12/15/17	2,000,000	2,018,514
Dollar General Corp.	BBB	3.25	04/15/23	1,047,000	1,086,963
Dollar General Corp.	BBB	4.13	07/15/17	962,000	989,081
Expedia, Inc.	BBB-	5.95	08/15/20	2,000,000	2,237,138
Family Dollar Stores, Inc.	BBB	5.00	02/01/21	2,000,000	2,120,000
Gap, Inc.	BB+	5.95	04/12/21	2,000,000	2,085,940
Harman Int’l. Industries, Inc.	BBB-	4.15	05/15/25	2,000,000	2,085,742
Hyatt Hotels Corp.	BBB	5.38	08/15/21	50,000	56,659
Kohl’s Corp.	BBB	3.25	02/01/23	700,000	701,716
Kohl’s Corp.	BBB	4.00	11/01/21	1,325,000	1,385,941
Marriott International, Inc.	BBB	3.00	03/01/19	1,200,000	1,238,388
Marriott International, Inc.	BBB	3.38	10/15/20	800,000	842,285
Mattel, Inc.	BBB	1.70	03/15/18	2,000,000	2,003,814
Newell Rubbermaid, Inc.	BBB-	4.70	08/15/20	525,000	566,630
NVR, Inc.	BBB+	3.95	09/15/22	2,000,000	2,119,692
O’Reilly Automotive, Inc.	BBB+	4.63	09/15/21	281,000	310,248
Omnicom Group, Inc.	BBB+	3.63	05/01/22	2,000,000	2,125,002
Scripps Networks Interactive, Inc.	BBB	3.50	06/15/22	2,000,000	2,072,912
Staples, Inc.	BBB-	2.75	01/12/18	2,000,000	2,008,774
Starwood Hotels & Resorts	BBB	3.13	02/15/23	2,000,000	2,021,982
Tupperware Brands Corp.	BBB-	4.75	06/01/21	2,000,000	2,151,262
Viacom, Inc.	BBB-	3.25	03/15/23	2,000,000	1,967,614
Whirlpool Corp.	BBB	2.40	03/01/19	1,445,000	1,478,471
Wyndham Worldwide Corp.	BBB-	2.95	03/01/17	2,160,000	2,178,086
Wynn Las Vegas LLC	BB+	5.38	03/15/22	2,000,000	2,012,500

					45,434,284

CONSUMER STAPLES (4.3%)
Avon Products, Inc.	B	6.35	03/15/20	1,800,000	1,506,960
Beam Suntory, Inc.	BBB	1.75	06/15/18	2,000,000	2,013,884
ConAgra Foods, Inc.	BBB-	1.90	01/25/18	2,000,000	2,015,808
CVS Health Corp.	BBB+	6.13	08/15/16	500,000	502,988
Dr. Pepper Snapple Group, Inc.	BBB+	2.60	01/15/19	150,000	153,721
Edgewell Personal Care Co.	BB+	4.70	05/19/21	2,000,000	2,071,526
Flowers Foods, Inc.	BBB	4.38	04/01/22	2,000,000	2,175,946

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

General Mills, Inc.	BBB+	2.20	10/21/19	775,000	793,588
Ingredion, Inc.	BBB	4.63	11/01/20	275,000	301,694
Kroger Co.	BBB	2.95	11/01/21	2,000,000	2,101,338
Mead Johnson Nutrition Co.	BBB-	4.90	11/01/19	3,075,000	3,389,726
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	1,000,000	1,061,035
Sysco Corp.	BBB+	2.60	10/01/20	2,000,000	2,065,120

					20,153,334

ENERGY (4.4%)
Cameron International Corp.	AA-	3.60	04/30/22	214,000	219,730
Diamond Offshore Drilling, Inc.	BBB+	3.45	11/01/23	1,500,000	1,253,540
Energen Corp.	BB	4.63	09/01/21	2,000,000	1,880,000
EQT Corp.	BBB	4.88	11/15/21	1,250,000	1,329,153
FMC Technologies, Inc.	BBB	2.00	10/01/17	2,000,000	1,986,228
Kinder Morgan, Inc.	BBB-	3.05	12/01/19	2,000,000	2,020,888
Marathon Oil Corp.	BBB-	2.80	11/01/22	2,000,000	1,813,852
Murphy Oil Corp.	BBB-	2.50	12/01/17	2,000,000	1,994,122
Noble Energy, Inc.	BBB	4.15	12/15/21	2,000,000	2,102,948
Pioneer Natural Resources Co.	BBB-	6.65	03/15/17	2,000,000	2,069,910
Rowan Companies PLC	BBB-	4.88	06/01/22	2,000,000	1,750,000
SESI LLC	BB	7.13	12/15/21	2,150,000	2,069,375
Sunoco, Inc.	BBB-	5.75	01/15/17	290,000	295,449

					20,785,195

FINANCIALS (15.9%)
Aflac, Inc.	A-	2.65	02/15/17	1,500,000	1,516,440
Aflac, Inc.	A-	3.63	06/15/23	550,000	588,517
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,227,172
American Express Credit Corp.	A-	2.25	08/15/19	2,000,000	2,041,636
American Tower Corp.	BBB-	4.50	01/15/18	2,000,000	2,086,560
Bank of America Corp.	BBB+	2.65	04/01/19	1,250,000	1,280,593
Bank of America Corp.	BBB	5.75	08/15/16	500,000	502,375
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	2,000,000	2,153,420
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,184,976
Block Financial LLC	BBB	5.50	11/01/22	2,472,000	2,672,939
Boston Properties LP	A-	3.70	11/15/18	1,970,000	2,062,478
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,226,274
Citigroup, Inc.	BBB+	2.55	04/08/19	1,850,000	1,893,273
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	2,000,000	2,008,316
Erac USA Finance Co.†	BBB+	2.75	03/15/17	1,000,000	1,009,899
Erac USA Finance LLC†	BBB+	2.35	10/15/19	1,000,000	1,018,879
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,274,000	1,375,823
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	750,000	756,647
Fifth Third Bancorp	BBB	4.30	01/16/24	2,000,000	2,130,130
First Republic Bank	A-	2.38	06/17/19	2,000,000	2,023,392
First Tennessee Bank	BBB-	2.95	12/01/19	2,200,000	2,210,030
Ford Motor Credit Co. LLC	BBB	3.00	06/12/17	2,000,000	2,030,466
Government Pptys. Income Trust	BBB-	3.75	08/15/19	2,000,000	2,051,506
HCP, Inc.	BBB	3.15	08/01/22	750,000	743,321
HCP, Inc.	BBB	6.00	01/30/17	1,250,000	1,282,729
Healthcare Realty Trust	BBB-	5.75	01/15/21	2,000,000	2,244,320
Hospitality Properties Trust	BBB-	5.00	08/15/22	1,300,000	1,397,094
Hospitality Properties Trust	BBB-	5.63	03/15/17	566,000	580,092
Huntington National Bank	BBB+	1.35	08/02/16	1,995,000	1,995,110
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	1,410,000	1,472,140
JPMorgan Chase & Co.	A-	2.00	08/15/17	2,000,000	2,018,634
Kemper Corp.	BBB-	6.00	05/15/17	500,000	517,623
Lincoln National Corp.	A-	4.00	09/01/23	2,000,000	2,079,270
Mack-Cali Realty LP	BBB-	4.50	04/18/22	1,000,000	1,019,930
Moody’s Corp.	BBB+	5.50	09/01/20	2,000,000	2,277,786
Morgan Stanley	BBB+	4.75	03/22/17	1,000,000	1,024,800
Nasdaq, Inc.	BBB	5.55	01/15/20	2,150,000	2,378,149
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	1,300,000	1,331,795
Penske Truck Leasing Co. LP†	BBB-	3.75	05/11/17	490,000	499,264
Reinsurance Grp. of America, Inc.	A-	5.63	03/15/17	1,500,000	1,542,906
Signet UK Finance PLC	BBB-	4.70	06/15/24	2,000,000	1,951,888
Simon Property Group LP	A	2.80	01/30/17	1,500,000	1,509,668
Synchrony Financial	BBB-	2.70	02/03/20	1,000,000	1,002,737
Ventas Realty LP/Capital Corp.	BBB+	4.00	04/30/19	1,700,000	1,791,423
Vornado Realty LP	BBB	2.50	06/30/19	500,000	509,406

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Vornado Realty LP	BBB	5.00	01/15/22	1,500,000	1,634,487
Wells Fargo & Co.	A	2.13	04/22/19	2,000,000	2,043,062
Zions Bancorporation	BBB-	4.50	03/27/17	400,000	405,328

					75,304,703

HEALTH CARE (6.9%)
AbbVie, Inc.	A-	1.75	11/06/17	2,000,000	2,011,812
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	2,000,000	2,204,592
Anthem, Inc.	A	3.13	05/15/22	2,000,000	2,069,136
Becton, Dickinson & Co.	BBB+	1.45	05/15/17	2,000,000	2,005,198
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,212,844
Biogen Idec, Inc.	A-	6.88	03/01/18	1,250,000	1,360,505
Edwards Lifesciences Corp.	BBB-	2.88	10/15/18	2,000,000	2,048,656
Express Scripts Hldg. Co.	BBB+	2.25	06/15/19	2,000,000	2,032,514
Laboratory Corp. of America	BBB	3.75	08/23/22	600,000	631,762
Laboratory Corp. of America	BBB	4.63	11/15/20	400,000	436,219
Lilly (Eli) & Co.	AA-	5.20	03/15/17	500,000	514,765
Mylan, Inc.	BBB-	1.35	11/29/16	2,000,000	1,997,792
Owens & Minor, Inc.	BBB	3.88	09/15/21	2,000,000	2,069,890
PerkinElmer, Inc.	BBB	5.00	11/15/21	2,000,000	2,217,376
Pfizer, Inc.	AA	6.05	03/30/17	2,000,000	2,076,658
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,000,000	2,193,430
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	400,000	424,035
Thermo Fisher Scientific, Inc.	BBB	4.50	03/01/21	1,600,000	1,765,757
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	2,000,000	2,050,000

					32,322,941

INDUSTRIALS (5.6%)
Crane Co.	BBB	2.75	12/15/18	2,000,000	2,055,590
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	2,000,000	2,014,054
Equifax, Inc.	BBB+	3.30	12/15/22	2,000,000	2,111,580
Flowserve Corp.	BBB	3.50	09/15/22	2,000,000	2,061,382
GATX Corp.	BBB	6.00	02/15/18	2,050,000	2,180,692
Harsco Corp.	BB-	5.75	05/15/18	2,250,000	2,120,625
Hunt (J.B.) Transport Svcs., Inc.	BBB+	3.30	08/15/22	2,000,000	2,086,972
Kennametal, Inc.	BBB	2.65	11/01/19	2,000,000	2,010,732
L-3 Communications Corp.	BBB-	5.20	10/15/19	2,000,000	2,177,504
Pitney Bowes, Inc.	BBB	5.25	01/15/37	1,500,000	1,572,072
Southwest Airlines Co.	BBB	5.75	12/15/16	735,000	749,228
Textron, Inc.	BBB	4.63	09/21/16	750,000	754,118
Valmont Industries, Inc.	BBB+	6.63	04/20/20	2,000,000	2,264,228
Verisk Analytics, Inc.	BBB-	4.13	09/12/22	2,000,000	2,129,592

					26,288,369

INFORMATION TECHNOLOGY (7.6%)
Adobe Systems, Inc.	A-	4.75	02/01/20	2,000,000	2,211,024
Amphenol Corp.	BBB+	2.55	01/30/19	2,000,000	2,034,590
Arrow Electronics, Inc.	BBB-	3.00	03/01/18	1,250,000	1,262,809
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	50,000	52,936
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	700,000	755,051

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Avnet, Inc.	BBB-	5.88	06/15/20	950,000	1,057,516
eBay, Inc.	BBB+	2.88	08/01/21	2,100,000	2,168,697
Fidelity Nat’l. Information	BBB	1.45	06/05/17	2,000,000	1,997,638
Fiserv, Inc.	BBB	4.75	06/15/21	1,900,000	2,109,234
FLIR Systems, Inc.	BBB	3.75	09/01/16	2,000,000	2,008,970
Ingram Micro, Inc.	BBB-	5.25	09/01/17	1,500,000	1,541,625
Jabil Circuit, Inc.	BBB-	4.70	09/15/22	1,976,000	1,985,880
Juniper Networks, Inc.	BBB	4.50	03/15/24	1,500,000	1,588,797
Juniper Networks, Inc.	BBB	4.60	03/15/21	600,000	644,029
Lam Research Corp.	BBB	2.75	03/15/20	2,000,000	2,043,848
Lender Processing Svcs., Inc.	BBB	5.75	04/15/23	1,311,000	1,373,273
Lexmark International, Inc.	BBB-	6.65	06/01/18	2,000,000	2,128,458
Motorola Solutions, Inc.	BBB-	3.75	05/15/22	2,000,000	1,999,112
Symantec Corp.	BBB-	4.20	09/15/20	2,000,000	2,084,832
Tech Data Corp.	BBB-	3.75	09/21/17	2,000,000	2,049,364
Total System Services, Inc.	BBB-	3.75	06/01/23	950,000	964,845
Western Union Co.	BBB	5.93	10/01/16	2,000,000	2,019,562

					36,082,090

MATERIALS (4.2%)
Albemarle Corp.	BBB-	4.50	12/15/20	1,065,000	1,133,239
Alcoa, Inc.	BBB-	6.75	07/15/18	2,000,000	2,165,000
Domtar Corp.	BBB-	4.40	04/01/22	2,000,000	2,073,910
Eastman Chemical Co.	BBB	2.40	06/01/17	1,000,000	1,009,251
Freeport-McMoRan Copper & Gold	BB	3.10	03/15/20	1,750,000	1,653,750
Freeport-McMoRan Copper & Gold	BB	3.55	03/01/22	250,000	220,000
Goldcorp, Inc.	BBB+	2.13	03/15/18	2,000,000	2,002,930
Kinross Gold Corp.	BB+	3.63	09/01/16	2,000,000	1,995,478
Kinross Gold Corp.	BB+	5.13	09/01/21	750,000	744,375
Methanex Corp.	BB+	3.25	12/15/19	2,000,000	1,942,466
Newmont Mining Corp.	BBB	3.50	03/15/22	2,000,000	2,076,762
Southern Copper Corp.	BBB	3.50	11/08/22	2,000,000	1,985,986
WestRock Co.	BBB	3.50	03/01/20	622,000	642,102

					19,645,249

TELECOMMUNICATION SERVICES (0.9%)
AT&T, Inc.	BBB+	3.00	02/15/22	2,000,000	2,039,622
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,219,912

					4,259,534

UTILITIES (2.3%)
AGL Capital Corp.	A-	6.38	07/15/16	500,000	500,573
Constellation Energy	BBB-	5.15	12/01/20	1,500,000	1,669,391
Entergy Corp.	BBB-	4.70	01/15/17	600,000	608,449
Entergy Corp.	BBB-	5.13	09/15/20	1,400,000	1,534,071
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,066,560
National Fuel Gas Co.	BBB	4.90	12/01/21	2,000,000	2,105,336
SCANA Corp.	BBB	4.75	05/15/21	2,000,000	2,134,766
Talen Energy Supply LLC	B+	4.60	12/15/21	1,400,000	1,029,000

					10,648,146

TOTAL LONG-TERM DEBT SECURITIES (Cost: $457,012,362) 99.1%					467,887,952

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.2%)
Ralph Lauren Corp.†	A-1	0.40	07/01/16	800,000	800,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $800,000) 0.2%					800,000

TOTAL INVESTMENTS (Cost: $457,812,362) 99.3%					468,687,952

OTHER NET ASSETS 0.7%					3,193,592

NET ASSETS 100.0%					$471,881,544

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (8.5%)
U.S. Treasury Note	AA+	1.63	02/15/26	2,000,000	2,022,500
U.S. Treasury Note	AA+	1.63	05/15/26	2,000,000	2,024,454
U.S. Treasury Note	AA+	2.25	11/15/25	1,000,000	1,066,875
U.S. Treasury Strip	AA+	0.00	08/15/25	20,000,000	17,305,099
U.S. Treasury Strip	AA+	0.00	08/15/26	20,000,000	16,907,840
U.S. Treasury Strip	AA+	0.00	08/15/28	20,000,000	16,089,220
U.S. Treasury Strip	AA+	0.00	08/15/29	20,000,000	15,686,680
U.S. Treasury Strip	AA+	0.00	08/15/33	10,000,000	7,040,140
U.S. Treasury Strip	AA+	0.00	08/15/35	10,000,000	6,637,230
U.S. Treasury Strip	AA+	0.00	08/15/37	10,000,000	6,263,960

					91,043,998

U.S. GOVERNMENT AGENCIES (28.2%)
MORTGAGE-BACKED OBLIGATIONS (26.8%)
FHARM	AA+	2.76	02/01/36	132,890	140,601
FHARM	AA+	2.90	04/01/37	192,823	205,279
FHARM	AA+	2.90	04/01/37	311,742	327,664
FHARM	AA+	2.93	05/01/37	115,176	120,321
FHARM	AA+	3.34	04/01/42	533,012	557,848
FHARM	AA+	4.54	09/01/39	257,535	271,141
FHARM	AA+	5.84	03/01/37	42,150	44,406
FHLMC	AA+	2.50	09/01/27	1,754,277	1,817,353
FHLMC	AA+	2.50	12/01/27	1,846,382	1,911,237
FHLMC	AA+	2.50	04/01/28	2,283,960	2,368,439
FHLMC	AA+	3.00	06/01/27	938,576	987,000
FHLMC	AA+	3.00	08/01/27	601,535	632,559
FHLMC	AA+	3.00	10/15/37	1,801,223	1,879,410
FHLMC	AA+	3.00	12/15/40	2,065,803	2,140,901
FHLMC	AA+	3.00	07/01/42	937,871	988,050
FHLMC	AA+	3.00	10/01/42	2,614,782	2,717,270
FHLMC	AA+	3.00	11/01/42	2,698,222	2,829,955
FHLMC	AA+	3.00	11/01/42	1,104,497	1,151,124
FHLMC	AA+	3.00	11/01/42	1,180,188	1,239,920
FHLMC	AA+	3.00	02/01/43	2,440,969	2,535,622
FHLMC	AA+	3.00	04/01/43	1,198,899	1,245,817
FHLMC	AA+	3.00	04/01/43	2,559,752	2,659,277
FHLMC	AA+	3.00	04/01/43	1,597,934	1,677,452
FHLMC	AA+	3.50	02/01/35	4,330,936	4,608,114
FHLMC	AA+	3.50	02/01/35	2,219,112	2,361,070
FHLMC	AA+	3.50	04/01/35	1,759,712	1,873,643
FHLMC	AA+	3.50	01/01/41	2,057,154	2,171,922
FHLMC	AA+	3.50	07/01/42	2,589,241	2,771,782
FHLMC	AA+	3.50	10/01/42	2,308,339	2,435,397
FHLMC	AA+	3.50	01/01/43	2,092,748	2,210,363
FHLMC	AA+	3.50	01/01/43	1,280,687	1,350,530
FHLMC	AA+	3.50	05/01/43	2,943,632	3,108,211
FHLMC	AA+	3.50	07/01/43	1,011,179	1,066,568
FHLMC	AA+	3.50	01/01/44	3,393,453	3,581,023
FHLMC	AA+	3.50	04/01/45	2,678,806	2,846,707
FHLMC	AA+	3.50	07/01/45	2,697,238	2,884,146
FHLMC	AA+	3.50	09/01/45	2,364,772	2,505,007
FHLMC	AA+	4.00	02/01/25	341,675	362,713
FHLMC	AA+	4.00	05/01/25	134,604	143,323
FHLMC	AA+	4.00	05/01/26	436,858	465,190
FHLMC	AA+	4.00	12/01/33	1,462,245	1,572,343
FHLMC	AA+	4.00	12/15/38	500,000	544,956
FHLMC	AA+	4.00	07/01/41	1,451,201	1,584,176
FHLMC	AA+	4.00	12/01/41	753,866	808,731

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

FHLMC	AA+	4.00	07/01/42	2,853,967	3,098,770
FHLMC	AA+	4.00	08/01/42	2,014,925	2,156,753
FHLMC	AA+	4.00	08/01/42	1,143,478	1,227,479
FHLMC	AA+	4.00	09/01/42	1,546,167	1,663,548
FHLMC	AA+	4.00	11/01/42	1,843,559	1,988,625
FHLMC	AA+	4.00	12/01/42	1,528,104	1,662,688
FHLMC	AA+	4.00	01/01/43	2,378,695	2,569,549
FHLMC	AA+	4.00	01/01/44	2,145,471	2,310,409
FHLMC	AA+	4.00	10/01/44	2,393,252	2,560,976
FHLMC	AA+	4.50	03/01/34	561,113	611,473
FHLMC	AA+	4.50	08/01/34	335,173	366,873
FHLMC	AA+	4.50	08/15/35	125,608	135,006
FHLMC	AA+	4.50	12/01/39	622,086	681,110
FHLMC	AA+	4.50	03/01/41	740,634	822,992
FHLMC	AA+	5.00	02/01/26	94,930	104,768
FHLMC	AA+	5.00	08/01/35	1,278,411	1,425,983
FHLMC	AA+	5.00	10/01/40	1,313,161	1,451,652
FHLMC	AA+	5.50	03/01/21	109,377	115,893
FHLMC	AA+	5.50	07/01/32	248,412	278,833
FHLMC	AA+	5.50	01/15/33	278,619	315,079
FHLMC	AA+	5.50	05/01/33	351,912	393,822
FHLMC	AA+	5.50	01/15/35	69,426	71,021
FHLMC	AA+	5.50	06/01/37	1,127,519	1,276,723
FHLMC	AA+	6.00	07/15/29	176,551	202,973
FHLMC	AA+	6.00	03/15/32	199,056	223,061
FHLMC Strip	AA+	3.00	01/15/43	2,238,717	2,334,851
FNMA	AA+	2.25	01/01/28	1,631,175	1,670,278
FNMA	AA+	2.41	05/01/43	2,031,935	2,096,432
FNMA	AA+	3.00	09/01/29	1,994,282	2,105,268
FNMA	AA+	3.00	06/01/33	1,682,575	1,773,599
FNMA	AA+	3.00	07/01/33	3,097,082	3,264,500
FNMA	AA+	3.00	09/01/33	3,230,015	3,404,676
FNMA	AA+	3.00	04/25/42	1,933,483	2,013,336
FNMA	AA+	3.00	10/01/42	938,987	978,322
FNMA	AA+	3.00	12/01/42	1,339,824	1,396,989
FNMA	AA+	3.00	12/01/42	2,185,346	2,243,001
FNMA	AA+	3.00	01/01/43	2,490,596	2,596,408
FNMA	AA+	3.00	02/01/43	2,069,380	2,149,273
FNMA	AA+	3.00	03/01/43	2,573,943	2,703,060
FNMA	AA+	3.00	02/01/45	2,368,270	2,487,495
FNMA	AA+	3.50	02/01/26	263,078	278,992
FNMA	AA+	3.50	03/01/32	1,316,393	1,401,966
FNMA	AA+	3.50	08/01/38	2,314,623	2,446,316
FNMA	AA+	3.50	03/01/41	1,968,706	2,108,523
FNMA	AA+	3.50	10/01/41	1,159,871	1,235,283
FNMA	AA+	3.50	12/01/41	1,435,324	1,528,703
FNMA	AA+	3.50	04/01/42	1,581,861	1,688,011
FNMA	AA+	3.50	04/01/42	1,409,697	1,492,409
FNMA	AA+	3.50	07/01/42	2,578,759	2,727,948
FNMA	AA+	3.50	08/01/42	2,003,793	2,118,880
FNMA	AA+	3.50	09/01/42	1,949,379	2,062,875
FNMA	AA+	3.50	10/01/42	2,396,687	2,536,253
FNMA	AA+	3.50	12/01/42	3,715,227	3,930,577
FNMA	AA+	3.50	12/01/42	2,368,333	2,557,235
FNMA	AA+	3.50	03/01/43	2,237,470	2,366,569
FNMA	AA+	3.50	06/01/43	4,245,393	4,489,062
FNMA	AA+	3.50	10/01/43	1,632,313	1,766,448
FNMA	AA+	3.50	01/01/44	1,416,512	1,472,310
FNMA	AA+	3.50	04/01/45	4,507,125	4,819,451
FNMA	AA+	3.50	05/01/45	5,272,901	5,589,190
FNMA	AA+	3.50	03/01/46	2,981,642	3,160,759

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

FNMA	AA+	4.00	05/01/19	167,557	173,588
FNMA	AA+	4.00	07/25/26	2,038,988	2,282,382
FNMA	AA+	4.00	01/01/31	159,973	173,194
FNMA	AA+	4.00	12/01/33	1,629,568	1,754,865
FNMA	AA+	4.00	03/01/35	465,095	500,605
FNMA	AA+	4.00	11/01/38	2,156,095	2,316,460
FNMA	AA+	4.00	11/01/40	1,167,152	1,250,771
FNMA	AA+	4.00	05/01/41	1,450,433	1,590,559
FNMA	AA+	4.00	08/01/42	2,655,568	2,860,377
FNMA	AA+	4.00	05/01/43	1,848,599	1,993,931
FNMA	AA+	4.00	09/01/45	1,880,698	2,033,930
FNMA	AA+	4.00	11/01/45	2,937,387	3,192,292
FNMA	AA+	4.50	05/01/18	65,289	66,963
FNMA	AA+	4.50	05/01/19	23,968	24,628
FNMA	AA+	4.50	06/01/19	87,287	89,674
FNMA	AA+	4.50	05/01/30	431,961	471,244
FNMA	AA+	4.50	04/01/31	684,647	751,459
FNMA	AA+	4.50	08/01/33	182,449	199,700
FNMA	AA+	4.50	08/01/33	144,475	158,264
FNMA	AA+	4.50	09/01/33	445,734	487,248
FNMA	AA+	4.50	10/01/33	166,173	182,073
FNMA	AA+	4.50	10/01/33	412,300	453,599
FNMA	AA+	4.50	05/01/34	171,438	187,975
FNMA	AA+	4.50	06/01/34	267,548	293,352
FNMA	AA+	4.50	07/01/34	234,077	256,635
FNMA	AA+	4.50	01/01/35	777,380	852,035
FNMA	AA+	4.50	08/01/35	269,272	293,727
FNMA	AA+	4.50	09/01/35	52,443	54,000
FNMA	AA+	4.50	12/01/35	310,074	339,382
FNMA	AA+	4.50	05/01/39	947,712	1,043,725
FNMA	AA+	4.50	05/01/39	1,266,055	1,400,195
FNMA	AA+	4.50	05/01/40	536,882	592,079
FNMA	AA+	4.50	11/01/40	647,873	710,330
FNMA	AA+	4.50	06/01/41	637,375	697,390
FNMA	AA+	4.50	10/01/41	876,802	956,834
FNMA	AA+	4.50	11/01/41	1,048,550	1,149,597
FNMA	AA+	4.50	01/01/42	147,151	161,319
FNMA	AA+	4.50	07/01/42	2,146,711	2,342,042
FNMA	AA+	4.50	03/01/44	1,877,378	2,053,643
FNMA	AA+	4.50	05/01/44	2,145,874	2,341,826
FNMA	AA+	5.00	04/01/18	19,021	19,569
FNMA	AA+	5.00	09/01/18	123,675	127,683
FNMA	AA+	5.00	09/01/20	87,010	89,826
FNMA	AA+	5.00	10/01/20	157,681	165,788
FNMA	AA+	5.00	10/01/25	150,826	167,365
FNMA	AA+	5.00	09/01/33	833,134	930,038
FNMA	AA+	5.00	10/01/33	536,421	601,967
FNMA	AA+	5.00	11/01/33	626,110	698,738
FNMA	AA+		03/01/34	139,507	155,716
FNMA	AA+	5.00	04/01/34	71,949	80,222
FNMA	AA+	5.00	04/01/34	305,484	343,106
FNMA	AA+	5.00	04/01/35	252,449	283,524
FNMA	AA+	5.00	06/01/35	154,760	171,884
FNMA	AA+	5.00	09/01/35	394,328	438,924
FNMA	AA+	5.00	09/01/35	156,972	174,198
FNMA	AA+	5.00	11/25/35	977,735	1,089,948
FNMA	AA+	5.00	08/01/37	1,128,309	1,256,114
FNMA	AA+	5.00	05/01/39	751,028	844,142
FNMA	AA+	5.00	09/25/40	1,446,776	1,619,154
FNMA	AA+	5.50	04/01/17	4,341	4,385
FNMA	AA+	5.50	05/01/17	3,309	3,325
FNMA	AA+	5.50	01/01/24	181,351	203,584

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

FNMA	AA+	5.50	03/01/24	372,722	418,356
FNMA	AA+	5.50	09/01/25	161,431	182,321
FNMA	AA+	5.50	11/01/26	115,439	129,595
FNMA	AA+	5.50	01/01/27	65,435	73,434
FNMA	AA+	5.50	03/01/33	277,391	305,217
FNMA	AA+	5.50	09/01/33	293,669	329,776
FNMA	AA+	5.50	10/01/33	482,963	544,562
FNMA	AA+	5.50	03/01/34	67,827	76,689
FNMA	AA+	5.50	03/01/34	312,586	359,289
FNMA	AA+	5.50	07/01/34	220,312	249,791
FNMA	AA+	5.50	09/01/34	50,853	57,333
FNMA	AA+	5.50	09/01/34	107,994	122,167
FNMA	AA+	5.50	09/01/34	219,134	248,246
FNMA	AA+	5.50	10/01/34	482,251	541,200
FNMA	AA+	5.50	02/01/35	158,178	179,519
FNMA	AA+	5.50	02/01/35	263,229	301,148
FNMA	AA+	5.50	04/01/35	252,988	287,009
FNMA	AA+	5.50	08/01/35	521,612	591,622
FNMA	AA+	5.50	02/25/37	118,208	128,912
FNMA	AA+	5.50	05/01/38	498,080	558,965
FNMA	AA+	5.50	11/01/38	84,739	90,462
FNMA	AA+	5.50	06/01/48	153,148	167,015
FNMA	AA+	6.00	03/01/17	5,755	5,814
FNMA	AA+	6.00	05/01/23	240,215	275,412
FNMA	AA+	6.00	01/01/25	148,492	169,566
FNMA	AA+	6.00	03/01/28	191,275	218,420
FNMA	AA+	6.00	04/01/32	45,387	51,830
FNMA	AA+	6.00	05/01/32	221,133	255,777
FNMA	AA+	6.00	04/01/33	613,289	715,896
FNMA	AA+	6.00	11/01/34	67,093	76,621
FNMA	AA+	6.00	03/01/36	49,537	55,957
FNMA	AA+	6.00	12/01/36	174,082	200,399
FNMA	AA+	6.00	01/01/37	237,227	274,188
FNMA	AA+	6.00	03/01/37	151,035	168,630
FNMA	AA+	6.00	04/01/37	78,687	87,317
FNMA	AA+	6.00	05/01/37	58,608	65,696
FNMA	AA+	6.00	06/01/37	81,880	88,532
FNMA	AA+	6.00	07/01/37	100,213	114,533
FNMA	AA+	6.00	08/01/37	144,176	164,828
FNMA	AA+	6.00	12/01/37	49,725	56,907
FNMA	AA+	6.00	10/25/44	522,217	625,233
FNMA	AA+	6.00	02/25/47	1,152,242	1,315,404
FNMA	AA+	6.00	12/25/49	596,989	691,829
FNMA	AA+	6.50	09/01/16	258	258
FNMA	AA+	6.50	03/01/17	13,521	13,589
FNMA	AA+	6.50	05/01/17	2,164	2,175
FNMA	AA+	6.50	05/01/32	156,417	180,002
FNMA	AA+	6.50	05/01/32	98,655	113,531
FNMA	AA+	6.50	09/01/36	60,068	68,137
FNMA	AA+	6.50	05/01/37	230,267	248,775
FNMA	AA+	6.50	07/01/37	31,253	35,965
FNMA	AA+	6.50	09/01/37	68,602	78,946
FNMA	AA+	6.50	05/01/38	104,897	124,378
FNMA	AA+	7.00	09/01/31	60,322	68,773
FNMA	AA+	7.00	01/25/44	429,911	497,654
FNMA	AA+	7.50	06/01/32	80,303	99,014
FNMA	AA+	8.00	04/01/32	20,601	22,046
FNMA Strip	AA+	3.00	08/25/42	1,802,597	1,851,375
GNMA (2)	AA+	2.68	10/16/47	2,000,000	2,042,900
GNMA (2)	AA+	3.00	07/16/36	1,872,984	2,044,173

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

GNMA (2)	AA+	3.50	11/20/32	2,388,736	2,537,588
GNMA (2)	AA+	3.50	09/20/33	221,422	222,982
GNMA (2)	AA+	3.50	07/15/42	1,765,283	1,882,977
GNMA (2)	AA+	3.50	11/15/42	1,178,796	1,257,932
GNMA (2)	AA+	3.50	05/20/45	2,718,213	2,923,423
GNMA (2)	AA+	3.70	05/15/42	1,014,646	1,082,782
GNMA (2)	AA+	4.00	04/15/24	301,157	321,530
GNMA (2)	AA+	4.00	01/20/41	2,336,744	2,505,493
GNMA (2)	AA+	4.00	03/15/41	951,687	1,034,018
GNMA (2)	AA+	4.00	08/15/41	1,583,898	1,720,487
GNMA (2)	AA+	4.00	11/15/41	981,685	1,073,939
GNMA (2)	AA+	4.00	12/15/41	1,710,087	1,843,231
GNMA (2)	AA+	4.00	01/15/42	478,649	514,390
GNMA (2)	AA+	4.00	03/20/42	820,657	877,541
GNMA (2)	AA+	4.00	08/20/42	1,371,900	1,470,777
GNMA (2)	AA+	4.25	06/20/36	803,945	871,203
GNMA (2)	AA+	4.25	04/20/41	990,790	1,067,237
GNMA (2)	AA+	4.29	04/15/41	502,542	550,702
GNMA (2)	AA+	4.50	06/20/30	135,296	148,007
GNMA (2)	AA+	4.50	09/15/30	582,789	646,660
GNMA (2)	AA+	4.50	06/20/34	512,114	551,784
GNMA (2)	AA+	4.50	09/15/40	1,187,040	1,311,247
GNMA (2)	AA+	4.50	10/15/40	1,634,868	1,846,921
GNMA (2)	AA+	4.50	10/15/40	475,207	524,496
GNMA (2)	AA+	5.00	04/15/39	1,329,012	1,515,406
GNMA (2)	AA+	5.00	06/20/39	1,924,645	2,145,484
GNMA (2)	AA+	5.00	11/15/39	656,209	734,771
GNMA (2)	AA+	5.00	05/15/40	251,941	283,991
GNMA (2)	AA+	5.00	06/20/40	346,971	374,757
GNMA (2)	AA+	5.00	06/20/40	331,093	359,432
GNMA (2)	AA+	5.50	01/15/36	124,243	139,598
GNMA (2)	AA+	6.50	04/15/31	14,531	16,672
GNMA (2)	AA+	6.50	12/15/31	22,529	25,703
GNMA (2)	AA+	6.50	05/15/32	28,945	33,022
GNMA (2)	AA+	7.00	05/15/32	2,775	2,879
Vendee Mortgage Trust (2)	AA+	5.25	01/15/32	1,001,136	1,113,006

					287,264,136

NON-MORTGAGE-BACKED OBLIGATIONS (1.4%)
FHLMC	AA+	0.00	11/29/19	11,000,000	10,553,290
FNMA	AA+	0.00	10/09/19	5,050,000	4,851,065

					15,404,355

CORPORATE DEBT (61.9%)
CONSUMER DISCRETIONARY (9.6%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	1,000,000	1,076,964
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	1,000,000	1,074,091
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	3,000,000	3,329,679
AutoZone, Inc.	BBB	3.25	04/15/25	2,000,000	2,073,296
AutoZone, Inc.	BBB	3.70	04/15/22	700,000	746,925
AutoZone, Inc.	BBB	4.00	11/15/20	3,000,000	3,228,207
Brinker International, Inc.	BBB-	3.88	05/15/23	4,000,000	4,058,688
Coach, Inc.	BBB-	4.25	04/01/25	2,500,000	2,552,865
Dollar General Corp.	BBB	3.25	04/15/23	4,000,000	4,152,676
Expedia, Inc.	BBB-	5.95	08/15/20	4,000,000	4,474,276
Family Dollar Stores, Inc.	BBB	5.00	02/01/21	4,000,000	4,240,000
Gap, Inc.	BB+	5.95	04/12/21	5,000,000	5,214,850
Harman Int’l. Industries, Inc.	BBB-	4.15	05/15/25	5,000,000	5,214,355
Hyatt Hotels Corp.	BBB	5.38	08/15/21	200,000	226,637
Kohl’s Corp.	BBB	3.25	02/01/23	1,804,000	1,808,423
Kohl’s Corp.	BBB	4.00	11/01/21	2,620,000	2,740,502
Lowe’s Cos., Inc.	A-	3.12	04/15/22	2,000,000	2,138,000
Marriott International, Inc.	BBB	3.00	03/01/19	1,000,000	1,031,990

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Marriott International, Inc.	BBB	3.38	10/15/20	3,000,000	3,158,568
Mattel, Inc.	BBB	3.15	03/15/23	2,000,000	2,012,624
Mattel, Inc.	BBB	4.35	10/01/20	1,000,000	1,073,905
Newell Rubbermaid, Inc.	BBB-	4.70	08/15/20	3,000,000	3,237,888
NVR, Inc.	BBB+	3.95	09/15/22	4,000,000	4,239,384
O’Reilly Automotive, Inc.	BBB+	3.80	09/01/22	3,250,000	3,499,516
Omnicom Group, Inc.	BBB+	3.63	05/01/22	1,000,000	1,062,501
Omnicom Group, Inc.	BBB+	4.45	08/15/20	3,000,000	3,309,651
Scripps Networks Interactive, Inc.	BBB	3.50	06/15/22	5,000,000	5,182,280
Staples, Inc.	BBB-	4.38	01/12/23	3,700,000	3,768,102
Starwood Hotels & Resorts	BBB	3.13	02/15/23	3,000,000	3,032,973
Tupperware Brands Corp.	BBB-	4.75	06/01/21	4,000,000	4,302,524
Viacom, Inc.	BBB-	3.25	03/15/23	5,000,000	4,919,035
Whirlpool Corp.	BBB	3.70	05/01/25	2,000,000	2,127,814
Whirlpool Corp.	BBB	4.85	06/15/21	1,000,000	1,120,970
Wyndham Worldwide Corp.	BBB-	3.90	03/01/23	4,000,000	4,095,204
Wynn Las Vegas LLC	BB+	5.38	03/15/22	4,000,000	4,025,000

					103,550,363

CONSUMER STAPLES (3.5%)
Avon Products, Inc.	B	4.20	07/15/18	900,000	830,250
Avon Products, Inc.	B	6.35	03/15/20	2,100,000	1,758,120
ConAgra Foods, Inc.	BBB-	4.95	08/15/20	1,500,000	1,640,834
CVS Health Corp.	BBB+	6.13	08/15/16	2,000,000	2,011,952
Edgewell Personal Care Co.	BB+	4.70	05/19/21	4,000,000	4,143,052
Flowers Foods, Inc.	BBB	4.38	04/01/22	4,000,000	4,351,892
Ingredion, Inc.	BBB	4.63	11/01/20	3,225,000	3,538,051
Kroger Co.	BBB	2.95	11/01/21	4,800,000	5,043,211
Mead Johnson Nutrition Co.	BBB-	4.13	11/15/25	1,950,000	2,126,970
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	3,000,000	3,183,105
Sysco Corp.	BBB+	3.75	10/01/25	3,575,000	3,825,096
Whole Foods Market, Inc.†	BBB-	5.20	12/03/25	5,000,000	5,390,925

					37,843,458

ENERGY (4.9%)
Cameron International Corp.	AA-	4.50	06/01/21	3,000,000	3,228,780
Devon Energy	BBB	5.85	12/15/25	2,500,000	2,757,713
Diamond Offshore Drilling, Inc.	BBB+	3.45	11/01/23	3,000,000	2,507,079
Energen Corp.	BB	4.63	09/01/21	4,000,000	3,760,000
EQT Corp.	BBB	4.88	11/15/21	4,000,000	4,253,288
FMC Technologies, Inc.	BBB	2.00	10/01/17	4,500,000	4,469,013
Kinder Morgan Energy Partners	BBB-	4.30	05/01/24	5,000,000	5,042,950
Marathon Oil Corp.	BBB-	2.80	11/01/22	4,000,000	3,627,704
Marathon Petroleum Corp.	BBB	5.13	03/01/21	3,300,000	3,649,186
Murphy Oil Corp.	BBB-	2.50	12/01/17	1,250,000	1,246,326
Murphy Oil Corp.	BBB-	3.70	12/01/22	3,525,000	3,224,924
Noble Corp.	BBB	7.50	03/15/19	2,000,000	2,020,000
Rowan Companies PLC	BBB-	4.88	06/01/22	4,000,000	3,500,000
Seacor Hldgs., Inc.	B	7.38	10/01/19	2,775,000	2,705,625
SESI LLC	BB	7.13	12/15/21	4,500,000	4,331,250
Sunoco, Inc.	BBB-	5.75	01/15/17	2,000,000	2,037,576

					52,361,414

FINANCIALS (16.7%)
Aflac, Inc.	A-	4.00	02/15/22	3,000,000	3,309,570
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,227,172
Alleghany Corp.	BBB+	5.63	09/15/20	3,000,000	3,359,097
American Express Co.	BBB	3.63	12/05/24	5,000,000	5,128,055
American Int’l. Group, Inc.	A-	3.75	07/10/25	5,000,000	5,096,025
American Tower Corp.	BBB-	4.50	01/15/18	5,000,000	5,216,400
Bank of America Corp.	BBB	3.95	04/21/25	5,000,000	5,091,725
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	4,000,000	4,306,840
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,184,976
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	2,000,000	2,319,642

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Block Financial LLC	BBB	5.25	10/01/25	3,000,000	3,216,180
Block Financial LLC	BBB	5.50	11/01/22	2,250,000	2,432,894
Boston Properties LP	A-	3.70	11/15/18	1,000,000	1,046,943
Boston Properties LP	A-	3.85	02/01/23	3,000,000	3,210,420
Capital One Financial Corp.	BBB	4.75	07/15/21	4,000,000	4,452,548
Citigroup, Inc.	BBB	3.88	03/26/25	5,000,000	5,050,550
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	5,000,000	5,020,790
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,500,000	1,619,886
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	3,500,000	3,531,021
Fifth Third Bancorp	BBB	4.30	01/16/24	5,000,000	5,325,325
First Republic Bank	A-	2.38	06/17/19	2,000,000	2,023,392
First Tennessee Bank	BBB-	2.95	12/01/19	5,000,000	5,022,795
Genworth Financial, Inc.	B	7.20	02/15/21	1,750,000	1,474,375
Genworth Financial, Inc.	B	7.63	09/24/21	1,300,000	1,106,625
Government Pptys. Income Trust	BBB-	3.75	08/15/19	4,000,000	4,103,012
Hartford Financial Svcs.	BBB+	5.50	03/30/20	1,000,000	1,129,193
HCP, Inc.	BBB	3.40	02/01/25	3,750,000	3,625,976
HCP, Inc.	BBB	6.00	01/30/17	1,250,000	1,282,729
Healthcare Realty Trust	BBB-	3.75	04/15/23	4,000,000	4,013,472
Hospitality Properties Trust	BBB-	5.00	08/15/22	4,550,000	4,889,830
Jones Lang LaSalle, Inc.	BBB+	4.40	11/15/22	4,000,000	4,176,284
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	5,000,000	5,176,685
JPMorgan Chase Bank NA	A-	6.00	10/01/17	2,000,000	2,112,422
Kemper Corp.	BBB-	4.35	02/15/25	2,000,000	2,073,492
Kemper Corp.	BBB-	6.00	05/15/17	1,091,000	1,129,453
Lincoln National Corp.	A-	4.00	09/01/23	4,000,000	4,158,540
Lincoln National Corp.	A-	4.85	06/24/21	1,000,000	1,105,754
Mack-Cali Realty LP	BBB-	4.50	04/18/22	5,000,000	5,099,650
Markel Corp.	BBB+	5.35	06/01/21	1,200,000	1,344,212
Marsh & McLennan Cos., Inc.	A-	4.80	07/15/21	3,000,000	3,326,700
Moody’s Corp.	BBB+	4.50	09/01/22	4,000,000	4,447,044
Nasdaq, Inc.	BBB	5.55	01/15/20	2,500,000	2,765,290
National Retail Pptys., Inc.	BBB+	3.30	04/15/23	1,000,000	1,014,827
National Retail Pptys., Inc.	BBB+	3.80	10/15/22	3,000,000	3,169,095
Pacific LifeCorp.†	BBB+	6.00	02/10/20	3,000,000	3,354,009
Penske Truck Leasing Co. LP†	BBB-	3.38	03/15/18	3,000,000	3,073,374
Prudential Financial, Inc.	A	4.50	11/16/21	1,000,000	1,123,170
Reinsurance Grp. of America, Inc.	A-	4.70	09/15/23	1,000,000	1,087,426
Reinsurance Grp. of America, Inc.	A-	5.00	06/01/21	3,000,000	3,321,336
Signet UK Finance PLC	BBB-	4.70	06/15/24	5,000,000	4,879,720
Synchrony Financial	BBB-	2.70	02/03/20	2,250,000	2,256,158
Travelers Cos., Inc.	A	3.90	11/01/20	2,500,000	2,743,380
Ventas Realty LP/Capital Corp.	BBB+	3.25	08/15/22	500,000	516,735
Ventas Realty LP/Capital Corp.	BBB+	4.75	06/01/21	3,000,000	3,337,395
Vornado Realty LP	BBB	2.50	06/30/19	1,000,000	1,018,812
Wells Fargo & Co.	A-	3.45	02/13/23	4,000,000	4,138,912
Wells Fargo & Co.	A-	4.13	08/15/23	1,000,000	1,076,599
Welltower, Inc.	BBB	3.75	03/15/23	750,000	777,320
Welltower, Inc.	BBB	6.13	04/15/20	2,500,000	2,847,880
Zions Bancorporation	BBB-	4.50	03/27/17	1,000,000	1,013,321

					179,482,453

HEALTH CARE (6.7%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	4,000,000	4,409,184
AmerisourceBergen Corp.	A-	4.88	11/15/19	2,500,000	2,748,123
Anthem, Inc.	A	3.30	01/15/23	3,539,000	3,655,522
Anthem, Inc.	A	4.35	08/15/20	2,000,000	2,169,096
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	4,000,000	4,425,688
Biogen Idec, Inc.	A-	4.05	09/15/25	2,500,000	2,691,128
Biogen Idec, Inc.	A-	6.88	03/01/18	2,500,000	2,721,010
CIGNA Corp.	A	5.38	03/15/17	2,000,000	2,047,332
Edwards Lifesciences Corp.	BBB-	2.88	10/15/18	4,500,000	4,609,476

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Express Scripts Hldg. Co.	BBB+	3.50	06/15/24	2,000,000	2,064,708
Humana, Inc.	A-	3.85	10/01/24	3,000,000	3,204,015
Humana, Inc.	A-	7.20	06/15/18	2,000,000	2,214,686
Laboratory Corp. of America	BBB	3.75	08/23/22	2,000,000	2,105,872
Laboratory Corp. of America	BBB	4.63	11/15/20	1,000,000	1,090,548
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	3,000,000	3,235,530
Owens & Minor, Inc.	BBB	3.88	09/15/21	2,200,000	2,276,879
Owens & Minor, Inc.	BBB	4.38	12/15/24	2,800,000	2,845,038
PerkinElmer, Inc.	BBB	5.00	11/15/21	4,000,000	4,434,752
Pfizer, Inc.	AA	6.05	03/30/17	4,000,000	4,153,316
Quest Diagnostics, Inc.	BBB+	3.50	03/30/25	700,000	722,810
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	4,000,000	4,386,860
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	1,000,000	1,060,088
Thermo Fisher Scientific, Inc.	BBB	4.50	03/01/21	3,000,000	3,310,794
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	5,000,000	5,125,000

					71,707,455

INDUSTRIALS (4.5%)
Crane Co.	BBB	2.75	12/15/18	4,000,000	4,111,180
Dun & Bradstreet Corp.	BBB-	3.25	12/01/17	3,000,000	3,021,081
Dun & Bradstreet Corp.	BBB-	4.38	12/01/22	1,000,000	1,024,177
Equifax, Inc.	BBB+	3.30	12/15/22	4,000,000	4,223,160
Flowserve Corp.	BBB	3.50	09/15/22	4,000,000	4,122,764
Harsco Corp.	BB-	5.75	05/15/18	4,000,000	3,770,000
Hexcel Corp.	BBB-	4.70	08/15/25	3,900,000	4,155,009
Kennametal, Inc.	BBB	2.65	11/01/19	4,000,000	4,021,464
L-3 Communications Corp.	BBB-	4.75	07/15/20	3,000,000	3,237,993
L-3 Communications Corp.	BBB-	5.20	10/15/19	1,000,000	1,088,752
Pentair PLC	BBB-	5.00	05/15/21	3,000,000	3,233,712
Pitney Bowes, Inc.	BBB	5.25	01/15/37	3,000,000	3,144,144
Textron, Inc.	BBB	4.63	09/21/16	2,900,000	2,915,924
Valmont Industries, Inc.	BBB+	6.63	04/20/20	750,000	849,086
Verisk Analytics, Inc.	BBB-	4.00	06/15/25	5,000,000	5,251,590

					48,170,036

INFORMATION TECHNOLOGY (7.4%)
Adobe Systems, Inc.	A-	4.75	02/01/20	4,000,000	4,422,048
Applied Materials, Inc.	A-	3.90	10/01/25	5,000,000	5,543,890
Arrow Electronics, Inc.	BBB-	4.00	04/01/25	1,000,000	1,023,037
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	1,100,000	1,164,601
Arrow Electronics, Inc.	BBB-	6.88	06/01/18	2,900,000	3,128,068
Avnet, Inc.	BBB-	4.88	12/01/22	270,000	293,283
Avnet, Inc.	BBB-	5.88	06/15/20	1,100,000	1,224,493
eBay, Inc.	BBB+	2.88	08/01/21	5,000,000	5,163,565
Fidelity Nat’l. Information	BBB	3.88	06/05/24	5,000,000	5,286,375
Fiserv, Inc.	BBB	4.63	10/01/20	2,800,000	3,089,870
Fiserv, Inc.	BBB	4.75	06/15/21	1,000,000	1,110,123
Ingram Micro, Inc.	BBB-	4.95	12/15/24	750,000	747,017
Ingram Micro, Inc.	BBB-	5.00	08/10/22	1,000,000	1,013,934
Ingram Micro, Inc.	BBB-	5.25	09/01/17	3,000,000	3,083,250
Juniper Networks, Inc.	BBB	4.50	03/15/24	3,000,000	3,177,594
Juniper Networks, Inc.	BBB	4.60	03/15/21	2,000,000	2,146,764
Keysight Technologies, Inc.	BBB-	4.55	10/30/24	5,000,000	5,094,860
Lam Research Corp.	BBB	2.75	03/15/20	5,000,000	5,109,620
Lender Processing Svcs., Inc.	BBB	5.75	04/15/23	2,948,000	3,088,030
Lexmark International, Inc.	BBB-	6.65	06/01/18	4,000,000	4,256,916
Motorola Solutions, Inc.	BBB-	3.75	05/15/22	4,000,000	3,998,224
Symantec Corp.	BBB-	4.20	09/15/20	4,000,000	4,169,664
Tech Data Corp.	BBB-	3.75	09/21/17	4,000,000	4,098,728
Total System Services, Inc.	BBB-	3.75	06/01/23	4,000,000	4,062,504
Western Union Co.	BBB	5.93	10/01/16	4,000,000	4,039,124

					79,535,582

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES June 30, 2016 (Unaudited)

MATERIALS (5.7%)
Albemarle Corp.	BBB-	4.50	12/15/20	2,000,000	2,128,148
Alcoa, Inc.	BBB-	6.75	07/15/18	4,000,000	4,330,000
Carpenter Technology Corp.	BBB	4.45	03/01/23	3,600,000	3,473,442
Domtar Corp.	BBB-	4.40	04/01/22	5,000,000	5,184,775
Dow Chemical Co.	BBB	3.50	10/01/24	4,800,000	5,095,037
Eastman Chemical Co.	BBB	4.50	01/15/21	2,500,000	2,726,120
Freeport-McMoRan Copper & Gold	BB	3.55	03/01/22	4,000,000	3,520,000
Goldcorp, Inc.	BBB+	2.13	03/15/18	4,000,000	4,005,860
Kinross Gold Corp.	BB+	5.13	09/01/21	4,000,000	3,970,000
Methanex Corp.	BB+	3.25	12/15/19	3,400,000	3,302,192
Methanex Corp.	BB+	5.25	03/01/22	600,000	613,997
Newmont Mining Corp.	BBB	3.50	03/15/22	4,000,000	4,153,524
Packaging Corp. of America	BBB	3.90	06/15/22	2,000,000	2,120,420
Packaging Corp. of America	BBB	4.50	11/01/23	2,000,000	2,172,384
Southern Copper Corp.	BBB	3.50	11/08/22	4,000,000	3,971,972
Teck Resources Ltd.	B+	3.75	02/01/23	1,000,000	760,000
Teck Resources Ltd.	B+	4.75	01/15/22	3,000,000	2,534,700
Valspar Corp.	BBB	3.95	01/15/26	5,000,000	5,265,180
Vulcan Materials Co.	BBB	7.00	06/15/18	2,000,000	2,190,000

					61,517,751

TELECOMMUNICATION SERVICES (0.7%)
AT&T, Inc.	BBB+	3.00	02/15/22	4,000,000	4,079,244
AT&T, Inc.	BBB+	3.00	06/30/22	1,000,000	1,024,074
Verizon Communications, Inc.	BBB+	4.50	09/15/20	2,000,000	2,219,912

					7,323,230

UTILITIES (2.2%)
AGL Capital Corp.	A-	6.38	07/15/16	500,000	500,573
Constellation Energy	BBB-	5.15	12/01/20	3,000,000	3,338,781
Entergy Corp.	BBB-	4.70	01/15/17	1,500,000	1,521,123
Entergy Corp.	BBB-	5.13	09/15/20	2,500,000	2,739,413
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,066,560
National Fuel Gas Co.	BBB	4.90	12/01/21	3,000,000	3,158,004
National Fuel Gas Co.	BBB	5.20	07/15/25	2,000,000	2,074,320
SCANA Corp.	BBB	4.13	02/01/22	4,000,000	4,155,820
SCANA Corp.	BBB	4.75	05/15/21	1,000,000	1,067,383
Talen Energy Supply LLC	B+	4.60	12/15/21	2,000,000	1,470,000
UIL Hldgs. Corp.	BBB	4.63	10/01/20	2,725,000	2,948,357

					24,040,334

SOVEREIGN DEBT (0.4%)
Sri Lanka AID	NR	6.59	09/15/28	3,056,968	3,874,003

TOTAL LONG-TERM DEBT SECURITIES (Cost: $1,023,062,495) 99.0%					1,063,118,568

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.7%)
Ralph Lauren Corp.†	A-1	0.40	07/01/16	7,100,000	7,100,000

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,100,000) 0.7%					7,100,000

TOTAL INVESTMENTS (Cost: $1,030,162,495) 99.7%					1,070,218,568

OTHER NET ASSETS 0.3%					3,453,005

NET ASSETS 100.0%					$1,073,671,573

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Abbreviations:	FHARM = Federal Home Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

*	Non-income producing security.
**	Ratings as per Standard & Poor’s Corporation (unaudited).
†	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$26,400,000	1.4%
ALL AMERICA FUND	$5,400,000	1.9%
SMALL CAP VALUE FUND	$4,700,000	1.2%
SMALL CAP GROWTH FUND	$4,300,000	1.1%
MID CAP VALUE FUND	$2,900,000	3.4%
MID-CAP EQUITY INDEX FUND	$24,799,893	2.3%
INTERNATIONAL FUND	$1,500,000	0.5%
COMPOSITE FUND	$4,794,809	2.7%
MONEY MARKET FUND	$30,664,946	49.7%
MID-TERM BOND FUND	$6,792,307	1.4%
BOND FUND	$24,069,215	2.2%

(1)	This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

Information on futures contracts outstanding in the Funds as of June 30, 2016, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value(a)	Unrealized Gain(Loss)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	436	E-mini S&P 500 Stock Index	P	September 2016	$45,566,360	$161,461	2.3%
ALL AMERICA FUND	47	E-mini S&P 500 Stock Index	P	September 2016	$4,911,970	$8,025	1.7%
MID-CAP EQUITY INDEX FUND	279	E-mini S&P MidCap 400 Stock Index	P	September 2016	$41,654,700	($33,417)	3.9%

(a)	Includes the cumulative appreciation(depreciation) of futures contracts.
(2)	U.S. Government guaranteed security.
(3)	Percentage is less than 0.05%.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Fair Value—The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of June 30, 2016, management determined that the fair value inputs for all equity securities, excluding shares of registered investment companies (see Note b below), were considered Level 1, with the exception of non-registered securities under Rule 144A of the Securities Act of 1933 which were considered Level 2. In addition, certain Rule 144A securities not actively traded were considered Level 3; however, there were no such securities as of June 30, 2016. Fair value inputs for all debt securities were considered Level 2. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

In May 2015, the FASB issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent).” The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Accordingly, effective January 1, 2016, the Investment Company has adopted ASU 2015-07, which removes investments measured using the net asset value per share practical expedient from the fair value hierarchy in all periods presented. The adoption of ASU 2015-07 did not have a material impact on the Investment Company’s financial statements.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of June 30, 2016:

Fund	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Investments at Fair Value:
(See Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$1,899,808,656	—	—	$1,899,808,656
Short-Term Debt Securities	—	$43,388,584	—	$43,388,584

	$1,899,808,656	$43,388,584	—	$1,943,197,240

All America Fund
Common Stock - Indexed	$151,368,349	—	—	$151,368,349
Common Stock - Active	$125,425,998	—	—	$125,425,998
Short-Term Debt Securities - Indexed	—	$4,499,732	—	$4,499,732
Short-Term Debt Securities - Active	—	$3,299,366	—	$3,299,366
Other Investments measured at net asset value (b)	—	—	—	$1,023,789

	$276,794,347	$7,799,098	—	$285,617,234

Small Cap Value Fund
Common Stock	$369,068,835	—	—	$369,068,835
Short-Term Debt Securities	—	$14,695,903	—	$14,695,903
Other Investments measured at net asset value (b)	—	—	—	$3,959,137

	$369,068,835	$14,695,903	—	$387,723,875

Small Cap Growth Fund
Common Stock	$375,676,099	—	—	$375,676,099
Short-Term Debt Securities	—	$19,293,605	—	$19,293,605

	$375,676,099	$19,293,605	—	$394,969,704

Mid Cap Value Fund
Common Stock	$80,944,550	—	—	$80,944,550
Short-Term Debt Securities	—	$3,999,654	—	$3,999,654
Other Investments measured at net asset value (b)	—	—	—	$427,910

	$80,944,550	$3,999,654	—	$85,372,114

Mid-Cap Equity Index Fund
Common Stock	$1,030,267,530	—	—	$1,030,267,530
Short-Term Debt Securities	—	$31,797,370	—	$31,797,370

	$1,030,267,530	$31,797,370	—	$1,062,064,900

International Fund
Short-Term Debt Securities	—	$15,297,167	—	$15,297,167
Other Investments measured at net asset value (b)	—	—	—	$316,642,250

	—	$15,297,167	—	$331,939,417

Composite Fund
Common Stock	$98,893,004	—	—	$98,893,004
U.S. Government Debt	—	$21,314,025	—	$21,314,025
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$20,609,284	—	$20,609,284
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$479,695	—	$479,695
Long-Term Corporate Debt	—	$30,635,183	—	$30,635,183
Short-Term Debt Securities	—	$4,399,921	—	$4,399,921

	$98,893,004	$77,438,108	—	$176,331,112

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Retirement Income Fund
Other Investments measured at net asset value (b)	—	—	—	$67,091,209

2010 Retirement Fund
Other Investments measured at net asset value (b)	—	—	—	$24,997,659

2015 Retirement Fund
Other Investments measured at net asset value (b)	—	—	—	$145,037,888

2020 Retirement Fund
Other Investments measured at net asset value (b)	—	—	—	$382,699,618

2025 Retirement Fund
Other Investments measured at net asset value (b)	—	—	—	$436,453,839

2030 Retirement Fund
Other Investments measured at net asset value (b)	—	—	—	$356,833,142

2035 Retirement Fund
Other Investments measured at net asset value (b)	—	—	—	$298,514,756

2040 Retirement Fund
Other Investments measured at net asset value (b)	—	—	—	$242,511,639

2045 Retirement Fund
Other Investments measured at net asset value (b)	—	—	—	$286,519,088

2050 Retirement Fund
Other Investments measured at net asset value (b)	—	—	—	$120,289,336

Conservative Allocation Fund
Other Investments measured at net asset value (b)	—	—	—	$131,909,136

Moderate Allocation Fund
Other Investments measured at net asset value (b)	—	—	—	$330,168,257

Aggressive Allocation Fund
Other Investments measured at net asset value (b)	—	—	—	$252,468,212

Money Market Fund
U.S. Government Debt	—	$9,096,439	—	$9,096,439
U.S. Government Agency Short-Term Debt	—	$5,557,556	—	$5,557,556
Commercial Paper	—	$47,072,799	—	$47,072,799

	—	$61,726,794	—	$61,726,794

Mid-Term Bond Fund
U.S. Government Debt	—	$137,969,249	—	$137,969,249
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$3,102,673	—	$3,102,673
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$35,892,185	—	$35,892,185
Long-Term Corporate Debt	—	$290,923,845	—	$290,923,845
Short-Term Debt Securities	—	$800,000	—	$800,000

	—	$468,687,952	—	$468,687,952

Bond Fund
U.S. Government Debt	—	$91,043,998	—	$91,043,998
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$287,264,136	—	$287,264,136
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$15,404,355	—	$15,404,355
Long-Term Corporate Debt	—	$665,532,076	—	$665,532,076
Sovereign Debt	—	$3,874,003	—	$3,874,003
Short-Term Debt Securities	—	$7,100,000	—	$7,100,000

	—	$1,070,218,568	—	$1,070,218,568

Other Financial Instruments:*
Equity Index Fund	$161,461	—	—	$161,461
All America Fund	$8,025	—	—	$8,025
Mid-Cap Equity Index Fund	($33,417)	—	—	($33,417)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
(b)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statement of financial position.

During the six month period ended June 30, 2016, there were no transfers of securities between Level 1, Level 2 or Level 3.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Security Valuation — Investment securities are carried at fair value as follows:

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

The Advisor uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used to calculate fair value.

Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gain and loss on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts - The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities.

Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding. The “Underlying Face Amount at Value” (appearing in the “Notes to the Portfolios of Investments in Securities”), representing the aggregate of outstanding contractual amounts under futures contracts, reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

June 30, 2016 (Unaudited)

Tax Information - The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at June 30, 2016 for each of the funds were as follows.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$693,439,626	$63,931,428	$90,837,290	$64,025,530	$17,316,127
Unrealized Depreciation	(58,419,466)	(15,148,793)	(21,079,319)	(25,091,447)	(4,608,546)

Net	$635,020,160	$48,782,635	$69,757,971	$38,934,083	12,707,581

Cost of Investments	$1,308,177,080	$236,834,599	$317,965,904	$356,035,621	$72,664,533

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$249,041,064	$482,360	$23,859,275	$2,184,043	$1,413,843
Unrealized Depreciation	(67,327,236)	(26,680,773)	(3,806,447)	(273,890)	(49,645)

Net	$181,713,828	$(26,198,413)	$20,052,828	$1,910,153	1,364,198

Cost of Investments	$880,351,072	$358,137,830	$156,278,284	$65,181,056	$23,633,461

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$12,004,701	$33,502,668	$45,998,572	$39,786,140	$33,495,858
Unrealized Depreciation	(163,805)	(1,207,255)	(1,933,877)	(1,360,672)	(1,238,294)

Net	$11,840,896	$32,295,413	$44,064,695	$38,425,468	$32,257,564

Cost of Investments	$133,196,992	$350,404,205	$392,389,144	$318,407,674	$266,257,192

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund
Unrealized Appreciation	$27,176,033	$35,576,883	$2,682,517	$8,645,978	$49,379,007
Unrealized Depreciation	(801,587)	(843,619)	(2,287,874)	(965,711)	(7,592,876)

Net	$26,374,446	$34,733,264	$394,643	$7,680,267	$41,786,131

Cost of Investments	$216,137,193	$251,785,824	$119,894,693	$124,228,869	$288,382,126

	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$50,869,603	$478	$13,159,345	$46,384,093
Unrealized Depreciation	(9,125,895)	—	(2,283,757)	(6,371,628)

Net	$41,743,708	$478	$10,875,588	$40,012,465

Cost of Investments	$210,724,504	$61,726,316	$457,812,364	$1,030,206,103

Differences in basis between amounts reflected in the Portfolios of Investments in Securities and those computed for federal income tax purposes arise from the federal income tax treatment of wash sales and futures contracts.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

Attached hereto:

(a)	(1) Not applicable to semi-annual report.

	(2) Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(3) Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date:	September 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date:	September 6, 2016

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Investment Corporation

Date:	September 6, 2016